                                                                    EXHIBIT 10.1

                                                               Execution Version

                       AMENDED AND RESTATED LOAN AGREEMENT

                            dated as of June 28, 2006

                                      among

                     NORTH AMERICA CAPITAL HOLDING COMPANY,
                                  as Borrower,

                         THE LENDERS, as herein defined,

                                       and

                          MIZUHO CORPORATE BANK, LTD.,
                            as Administrative Agent,

     ----------------------------------------------------------------------

                THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND,
                             as Documentation Agent,

                     BAYERISCHE LANDESBANK, NEW YORK BRANCH,
                              as Syndication Agent,

                THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND,
                     BAYERISCHE LANDESBANK, NEW YORK BRANCH
                                       and
                           MIZUHO CORPORATE BANK, LTD.
                               as Lead Arrangers,

                                       and

                             MACQUARIE BANK LIMITED,
                               as Co-Lead Arranger

ARTICLE I     INTERPRETATION.............................................................................                1
ARTICLE II    THE CREDIT FACILITIES......................................................................                2

         Section 2.1.   Term Loan Facility...............................................................                2
         Section 2.2.   Revolving Loan Facility..........................................................                3
         Section 2.3.   Interest.........................................................................                6
         Section 2.4.   Interest Periods.................................................................                6
         Section 2.5.   Repayment of Loans...............................................................                7
         Section 2.6.   Use of Proceeds of Loans.........................................................                8
         Section 2.7.   Termination or Reduction of Commitments..........................................                8
         Section 2.8.   Prepayments......................................................................                9
         Section 2.9.   Fees.............................................................................               12
         Section 2.10.  Evidence of Indebtedness; Notes..................................................               13
         Section 2.11.  Payments Generally...............................................................               14
         Section 2.12.  Sharing of Payments..............................................................               14
         Section 2.13.  Letter of Credit Facility........................................................               15

ARTICLE III   TAXES AND YIELD PROTECTION.................................................................               17

         Section 3.1.   Taxes............................................................................               17
         Section 3.2.   Alternate Rate of Interest.......................................................               18
         Section 3.3.   Illegality.......................................................................               19
         Section 3.4.   Increased Costs..................................................................               19
         Section 3.5.   Funding Losses...................................................................               21
         Section 3.6.   Duty to Mitigate; Replacement of Lenders.........................................               21
         Section 3.7.   Survival.........................................................................               22

ARTICLE IV    CONDITIONS PRECEDENT.......................................................................               22

         Section 4.1.   Conditions Precedent to Borrowing of Refinancing Term Loans......................               22
         Section 4.2.   Conditions Precedent to the Closing Date.........................................               28
         Section 4.3.   Conditions Precedent to Borrowing of Trajen Acquisition Term Loans...............               30
         Section 4.4.   Conditions Precedent to All Loans................................................               36

ARTICLE V     REPRESENTATIONS AND WARRANTIES.............................................................               37

         Section 5.1.   Due Incorporation, Qualification, etc............................................               37
         Section 5.2.   Authority........................................................................               37
         Section 5.3.   Enforceability...................................................................               37
         Section 5.4.   Non-Contravention................................................................               37
         Section 5.5.   Approvals; No Other Business.....................................................               38
         Section 5.6.   No Violation or Default..........................................................               39
         Section 5.7.   Litigation.......................................................................               39
         Section 5.8.   Possession Under Leases; Title...................................................               39
         Section 5.9.   Financial Statements.............................................................               39
         Section 5.10.  Creation, Perfection and Priority of Liens.......................................               40
         Section 5.11.  Equity Securities................................................................               40
         Section 5.12.  No Agreements to Sell Assets; Etc................................................               40

         Section 5.13.  Employee Benefit Plans...........................................................               41
         Section 5.14.  Other Regulations................................................................               41
         Section 5.15.  Patent and Other Rights..........................................................               42
         Section 5.16.  Governmental Charges.............................................................               42
         Section 5.17.  Margin Stock.....................................................................               42
         Section 5.18.  Subsidiaries, Etc................................................................               42
         Section 5.19.  Solvency, Etc....................................................................               43
         Section 5.20.  Labor Matters....................................................................               43
         Section 5.21.  Contracts........................................................................               43
         Section 5.22.  No Material Adverse Effect.......................................................               45
         Section 5.23.  Accuracy of Information Furnished................................................               45
         Section 5.24.  Brokerage Commissions............................................................               45
         Section 5.25.  Policies of Insurance............................................................               45
         Section 5.26.  Bank Accounts and Securities Accounts............................................               46
         Section 5.27.  Agreements with Affiliates and Other Agreements..................................               46
         Section 5.28.  No Indebtedness..................................................................               46
         Section 5.29.  Environmental Matters............................................................               46
         Section 5.30.  Fuel Payment Arrangements........................................................               46

ARTICLE VI    COVENANTS..................................................................................               47

         Section 6.1.   Affirmative Covenants............................................................               47
         Section 6.2.   Negative Covenants...............................................................               61

ARTICLE VII   EVENTS OF DEFAULT; REMEDIES................................................................               69

         Section 7.1.   Events of Default................................................................               69
         Section 7.2.   Remedies Upon Event of Default...................................................               73
         Section 7.3.   Waiver of Event of Default.......................................................               74

ARTICLE VIII  ADMINISTRATIVE AGENT.......................................................................               74

         Section 8.1.   Appointment and Authorization of Administrative Agent............................               74
         Section 8.2.   Delegation of Duties.............................................................               75
         Section 8.3.   Liability of Administrative Agent................................................               75
         Section 8.4.   Reliance by Administrative Agent.................................................               75
         Section 8.5.   Notice of Default................................................................               76
         Section 8.6.   Credit Decision; Disclosure of Information.......................................               76
         Section 8.7.   Indemnification..................................................................               77
         Section 8.8.   Administrative Agent in Its Individual Capacity..................................               77
         Section 8.9.   Collateral Agency Agreement......................................................               77
         Section 8.10.  Successor Administrative Agent...................................................               78
         Section 8.11.  Lead Arrangers...................................................................               78

ARTICLE IX    HEDGING ARRANGEMENTS.......................................................................               78

         Section 9.1.   Hedging Payments.................................................................               78
         Section 9.2.   Voluntary Termination............................................................               79
         Section 9.3.   Involuntary Termination or Reduction.............................................               79
         Section 9.4.   Agreement to be Bound by Loan Documents; Benefit of Lien of Security Documents...               79

ARTICLE X     MISCELLANEOUS..............................................................................               80

         Section 10.1.  Amendments; Waivers..............................................................               80
         Section 10.2.  Notices..........................................................................               81
         Section 10.3.  Expenses; Indemnity; Damage Waiver...............................................               83
         Section 10.4.  Successors and Assigns...........................................................               84
         Section 10.5.  Confidentiality..................................................................               87
         Section 10.6.  Limitation on Interest...........................................................               87
         Section 10.7.  Right of Setoff..................................................................               87
         Section 10.8.  Nonliability of Lenders..........................................................               88
         Section 10.9.  Limitation of Recourse...........................................................               88
         Section 10.10. Integration......................................................................               89
         Section 10.11. Survival of Representations and Warranties.......................................               89
         Section 10.12. Governing Law....................................................................               89
         Section 10.13. Submission To Jurisdiction; Waiver of Jury Trial.................................               89
         Section 10.14. Severability.....................................................................               90
         Section 10.15. Headings.........................................................................               90
         Section 10.16. Counterparts.....................................................................               91

APPENDIX A Definitions and Rules of Interpretation

SCHEDULES:

Schedule A-1       FBO Leases
Schedule A-2       Management Contracts and Heliport Contract
Schedule A-3       Material Contracts
Schedule 2.1       Commitments and Pro Rata Shares
Schedule 5.5       FBO Consents
Schedule 5.7       Litigation and Proceedings
Schedule 5.8       Leases
Schedule 5.10      Exceptions as to Liens
Schedule 5.13      Employee Benefit Plans
Schedule 5.15      Intellectual Property
Schedule 5.18      Subsidiaries
Schedule 5.21      Contracts
Schedule 5.25      Insurance
Schedule 5.26      Bank Accounts and Securities Accounts
Schedule 5.27      Agreements with Affiliates
Schedule 6.2(a)    Existing Indebtedness
Schedule 6.2(b)    Existing Liens
Schedule 6.2(e)    Existing Investments

EXHIBITS:

EXHIBIT A          Form of Term Loan Borrowing Request
EXHIBIT B-1        Form of Revolving Loan Borrowing Request
EXHIBIT B-2        Form of Notice of Revolving Loan Conversion

EXHIBIT C          Form of Note
EXHIBIT D-1        Form of Debt Service Coverage Ratio Certification
EXHIBIT D-2        Form of EBITDA Certification
EXHIBIT D-3        Form of Leverage Ratio Certification
EXHIBIT E          Terms of Permitted Subordinated Debt
EXHIBIT F          Form of Control Agreement
EXHIBIT G          Form of Assignment and Assumption

                       AMENDED AND RESTATED LOAN AGREEMENT

      This AMENDED AND RESTATED LOAN AGREEMENT (this "AGREEMENT"), dated as of June 28, 2006 among NORTH AMERICA CAPITAL HOLDING COMPANY, a Delaware corporation (the "BORROWER"); the several banks and other financial institutions from time to time parties hereto (the "LENDERS"); and MIZUHO CORPORATE BANK, LTD., as Administrative Agent for the Lenders (in such capacity, the "ADMINISTRATIVE Agent").

                                    RECITALS

      A. Pursuant to a Loan Agreement, dated as of December 12, 2005, by and among the Borrower, the lenders party thereto, and the Administrative Agent (the "Original Loan Agreement"), the lenders thereto have provided to the Borrower
(i) term loans in connection with the refinancing of certain senior indebtedness of the Borrower relating to the acquisition by it or its affiliate of certain airport service businesses, the funding of a one-time equity distribution to the Investor, and certain other purposes permitted thereunder, and (ii) a revolving credit facility for working capital purposes of the Borrower.

      B. The term loan facilities under the Original Loan Agreement have been fully drawn for the purposes described above.

      C. The Borrower contemplates the acquisition, pursuant to an assignment from the Investor, of 100% of the Equity Securities of Trajen Holdings, Inc., a Delaware holding company that owns and operates a number of fixed base operations at municipal airports in the United States.

      D. The Lenders party to this Agreement have agreed with the Borrower to provide term loans to the Borrower in connection with the financing of a portion of the acquisition costs and other permitted purposes relating to the acquisition described above.

      E. The Lenders have agreed to amend and restate the Original Loan Agreement subject to and upon the terms set forth herein to reflect the increase in term loan commitments relating to the additional term loans described above and to incorporate certain other amendments to the Original Loan Agreement agreed to among the parties.

      NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I

                                 INTERPRETATION

      All capitalized terms used but not defined in this Agreement shall have the respective meanings specified in Appendix A. The rules of interpretation set forth in Appendix A shall apply to this Agreement.

                                   ARTICLE II

                              THE CREDIT FACILITIES

      Section 2.1. Term Loan Facility.

            (a) Term Loan Commitments. Subject to the terms and conditions set forth herein, (i) each Refinancing Term Loan Lender severally agrees to make term loans for the purposes specified in Section 2.6(a) (each, a "REFINANCING TERM LOAN") to the Borrower during the Refinancing Term Loan Commitment Period in an aggregate principal amount not to exceed the amount of such Term Loan Lender's Refinancing Term Loan Commitment, and (ii) each Trajen Acquisition Term Loan Lender severally agrees to make term loans for the purposes specified in
Section 2.6b) (each, a "TRAJEN ACQUISITION TERM LOAN" and, together with the Refinancing Term Loans, the "TERM LOANS") to the Borrower during the Trajen Acquisition Term Loan Commitment Period in an aggregate principal amount not to exceed the amount of such Term Loan Lender's Trajen Acquisition Term Loan Commitment. Each Refinancing Term Loan shall be made as part of a Borrowing consisting of Refinancing Term Loans made by the Refinancing Term Loan Lenders ratably in accordance with their respective Pro Rata Shares of the aggregate Refinancing Term Loan Commitments of all Refinancing Term Loan Lenders. Each Trajen Acquisition Term Loan shall be made as part of a Borrowing consisting of Trajen Acquisition Term Loans made by the Trajen Acquisition Term Loan Lenders ratably in accordance with their respective Pro Rata Shares of the aggregate Trajen Acquisition Term Loan Commitments of all Trajen Acquisition Term Loan Lenders. The Refinancing Term Loans was available in one Borrowing in an amount not exceeding $300,000,000 for the purposes specified in Section 2.6(a). The Trajen Acquisition Term Loans shall be available in one Borrowing in an amount not exceeding $180,000,000 for the purposes specified in Section 2.6(b).

            (b) Term Loan Borrowing Procedures.

                  (i) To request a Term Loan Borrowing, the Borrower shall deliver to the Administrative Agent an irrevocable Term Loan Borrowing Request in the form of Exhibit A, appropriately completed, which Borrowing Request specifies:

                  (A) the aggregate amount of the requested Term Loan Borrowing;

                  (B) the proposed date of such Term Loan Borrowing, which shall be a Business Day;

                  (C) the initial Interest Period to be applicable thereto; and

                  (D) the proposed use of the proceeds thereof.

                  Each Term Loan Borrowing Request must be received by the Administrative Agent not later than 11:00 a.m., New York City time, three
      (3) Business Days before the date of the proposed Term Loan Borrowing and not earlier than 11:00 a.m., New York City time, ten (10) Business Days before the date of the proposed Term Loan Borrowing.

                  (ii) Promptly following receipt of a Term Loan Borrowing Request in accordance with this Section 2.1, the Administrative Agent shall advise each Term Loan Lender of the details thereof and of the amount of such Term Loan Lender's Loan to be made as part of the requested Term Loan Borrowing. Each Term Loan Lender shall make each Term Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Term Loan Lenders. Upon satisfaction of the applicable conditions set forth in Article IV, the Administrative Agent will make such Term Loans available to the Borrower by 2:00 p.m. by wire transfer of such funds, in accordance with instructions reasonably acceptable to the Administrative Agent provided by the Borrower.

                  (iii) Unless the Administrative Agent shall have been notified in writing by any Term Loan Lender prior to the proposed date of the Term Loan Borrowing that such Term Loan Lender will not make available to the Administrative Agent such Term Loan Lender's share of such Term Loan Borrowing, the Administrative Agent may assume that such Term Loan Lender will make such amount available to the Administrative Agent on such date in accordance with Section 2.1(b)(ii) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If a Term Loan Lender has not in fact made its share of the applicable Term Loan Borrowing available to the Administrative Agent, such Term Loan Lender shall forthwith pay to the Administrative Agent on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at the Federal Funds Rate. If such Term Loan Lender does not pay such amount within three
      (3) Business Days after the date of such Term Loan Borrowing, the Administrative Agent may make a demand therefor from the Borrower, and the Borrower shall, without limitation of the Borrower's rights against the defaulting Lender, pay such amount to the Administrative Agent, together with interest thereon from the date such amount was made available to the Borrower at the interest rate per annum applicable to the Term Loans advanced on the date of such Term Loan Borrowing. A notice of the Administrative Agent submitted to any Term Loan Lender or the Borrower with respect to any amounts owing under this paragraph shall be conclusive in the absence of manifest error.

                  (iv) The failure of any Term Loan Lender to make any Term Loan required to be made by it shall not relieve any other Term Loan Lender of its obligations hereunder; provided that the Term Loan Commitments of the Term Loan Lenders are several and no Term Loan Lender shall be responsible for any other Term Loan Lender's failure to make Term Loans as required herein.

      Section 2.2. Revolving Loan Facility.

            (a) Revolving Loan Commitments. Subject to the terms and conditions set forth herein, the Revolving Loan Lender agrees to make loans (each, a "REVOLVING LOAN") to the Borrower from time to time during the Revolving Loan Commitment Period in such amounts as the Borrower may request under this Section
2.2 (and thereafter to make additional Revolving Loans to reimburse the Issuing Bank for Drawings under Letters of Credit as provided in Section 2.13); provided that the sum of (A) the aggregate principal amount outstanding of all Revolving Loans made by the Revolving Loan Lender after giving effect to all prepayment and repayments thereof and (B) the aggregate outstanding Letter of Credit Usage shall not exceed the

Revolving Loan Commitment at any given time. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower may borrow, repay and reborrow Revolving Loans until the Revolving Loan Commitment Termination Date.

            (b) Revolving Loan Borrowing Procedures.

                  (i) To request a Revolving Loan Borrowing (other than a Borrowing to reimburse the Issuing Bank in respect of a Drawing), the Borrower shall deliver to the Administrative Agent an irrevocable Revolving Loan Borrowing Request in the form of Exhibit B-1, appropriately completed and duly signed by a Responsible Officer of the Borrower, which Revolving Loan Borrowing Request shall specify:

                  (A) the aggregate amount of the requested Revolving Loan
            Borrowing (which shall be not less than $100,000 and shall be an integral multiple of $50,000);

                  (B) the proposed date of such Revolving Loan Borrowing, which shall be a Business Day; and

                  (C) whether the requested Revolving Loan Borrowing is to
            consist of Base Rate Revolving Loans or LIBOR Revolving Loans and, if the requested Revolving Loan Borrowing consists of a LIBOR Revolving Loan, the initial Interest Period selected by the Borrower for such Revolving Loan in accordance with Section 2.4 of this Agreement.

Each Revolving Loan Borrowing Request for a Revolving Loan Borrowing consisting of LIBOR Revolving Loans must be received by the Administrative Agent not later than 11:00 a.m., New York City time, three (3) Business Days before the date of such proposed Revolving Loan Borrowing, and each Revolving Loan Borrowing Request for a Revolving Loan Borrowing consisting of Base Rate Revolving Loans must be received by the Administrative Agent not later than 11:00 a.m., New York City time, one (1) Business Day before the date of (or, if agreed to in writing by the Revolving Loan Lender, on the date of) such proposed Revolving Loan Borrowing. If no election as to the Type of Revolving Loan Borrowing is specified in the applicable Revolving Loan Borrowing Request, then the requested Revolving Loan Borrowing shall consist of Base Rate Revolving Loans. Each Revolving Loan Borrowing shall be comprised entirely of Base Rate Revolving Loans or LIBOR Revolving Loans, as the Borrower may request in accordance herewith. The procedures specified in this paragraph shall not apply to any Revolving Loan Borrowing with respect to a Drawing under a Letter of Credit issued pursuant to Section 2.13.

                  (ii) Promptly following receipt of a Revolving Loan Borrowing Request in accordance with this Section 2.2(b), the Administrative Agent shall advise the Revolving Loan Lender of the details thereof and of the amount of the Revolving Loan Lender's Loan to be made pursuant to the requested Revolving Loan Borrowing. The Revolving Loan Lender shall make the Revolving Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Revolving Loan Lender. Upon satisfaction of the applicable conditions set forth in Section 4.2, the Administrative Agent shall make such Revolving Loans available to the Borrower by 2:00 p.m., New York City time, by wire transfer of such funds in accordance with instructions reasonably acceptable to the Administrative Agent provided by the Borrower. Notwithstanding the foregoing, if, at the time of the Borrowing of such Revolving Loan, a Default or Event of Default has occurred and is continuing and the Required Lenders have provided notice to the Administrative Agent and the Revolving Loan Lender that the Revolving Loans may not be made while such Default or Event of Default is continuing, the Administrative Agent shall not make such Revolving Loans available to the Borrower. The Revolving Loan Lender shall make the sole determination as to whether the applicable conditions to the obligation of the Revolving Loan Lender to make Revolving Loans set forth in Section 4.2 have been satisfied.

                  (iii) Unless the Administrative Agent shall have been notified in writing by the Revolving Loan Lender prior to the proposed date of a Revolving Loan Borrowing that the Revolving Loan Lender will not make available to the Administrative Agent such Revolving Loan Borrowing, the Administrative Agent may assume that the Revolving Loan Lender will make such amount available to the Administrative Agent on such date in accordance with Section 2.1(b)(ii) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If the Revolving Loan Lender has not in fact made the Revolving Loan available to the Administrative Agent, the Revolving Loan Lender shall forthwith pay to the Administrative Agent on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at the Federal Funds Rate. If the Revolving Loan Lender does not pay such amount within three (3) Business Days after the date of such Revolving Loan Borrowing, the Administrative Agent may make a demand therefor from the Borrower, and the Borrower shall, without limitation of the Borrower's rights against the defaulting Lender, pay such amount to the Administrative Agent, together with interest thereon from the date such amount was made available to the Borrower at the interest rate per annum applicable to the Revolving Loans advanced on the date of such Revolving Loan Borrowing. A notice of the Administrative Agent submitted to the Revolving Loan Lender or the Borrower with respect to any amounts owing under this paragraph shall be conclusive in the absence of manifest error.

            (c) Conversion of Revolving Loans. Subject to Section 3.5, the Borrower may convert any Revolving Loan Borrowing from one Type of Revolving Loan Borrowing to the other Type; provided that no Base Rate Revolving Loan may be converted into a LIBOR Revolving Loan after the occurrence and during the continuance of an Event of Default; provided, further, that any conversion of a LIBOR Revolving Loan on any day other than the last day of the Interest Period therefor shall be subject to the payments required under Section 3.5. To request a conversion of a Revolving Loan Borrowing, the Borrower shall deliver to the Administrative Agent a Notice of Revolving Loan Conversion in the form of Exhibit B-2, appropriately completed and duly executed by a Responsible Officer of the Borrower, which Notice of Revolving Loan Conversion shall specify:

                  (i) the Revolving Loan Borrowing which is to be converted;

                  (ii) the Type of Revolving Loan Borrowing into which such Revolving Loan Borrowing is to be converted; and

                  (iii) the proposed date of the requested conversion, which shall be a Business Day.

      Each Notice of Revolving Loan Conversion must be received by the Administrative Agent not later than 11:00 a.m., New York City time, three (3) Business Days before the date of the requested conversion (and one (1) Business Day before the date of conversion, in the case of a conversion to a Base Rate Revolving Loan).

      Section 2.3. Interest.

            (a) Each LIBOR Loan shall bear interest during each Interest Period at a rate per annum equal to LIBOR for such Interest Period plus the Applicable Margin. Each Base Rate Revolving Loan shall bear interest at the Base Rate plus the Applicable Margin.

            (b) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to 2% plus the highest rate applicable to the Loans as provided in the above paragraph (a) of this Section 2.3 or if no Loans are then outstanding, 4% plus the Base Rate. Accrued and unpaid interest on past due amounts shall be due and payable on demand.

            (c) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and at such other times as may be specified herein.

            (d) All interest under this Section 2.3 shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Base Rate at times when the Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Base Rate or LIBOR shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

      Section 2.4. Interest Periods.

            (a) Subject to paragraphs (b) and (c) below, the Borrower shall select the initial Interest Period for each LIBOR Loan in the relevant Borrowing Request and shall select each subsequent Interest Period for such LIBOR Loan in an irrevocable notice received by the Administrative Agent not later than 11:00 a.m., New York City time, three (3) Business Days before the start of that Interest Period; provided that if an Event of Default has occurred and is continuing at such time, in the discretion of the Administrative Agent such Interest Period shall have a period of one (1) month.

            (b) The Term Loans shall at any given time be subject to a single Interest Period provided that the initial Interest Period with respect to the Borrowing of Trajen Acquisition Term Loans will commence on the date of such Borrowing and end on the same day as the current Interest Period for the Refinancing Term Loans previously advanced and, on the last day of such Interest Period, such Trajen Acquisition Term Loans shall be consolidated with the Refinancing Term Loans, and the Trajen Acquisition Term Loans and Refinancing Term Loans will thereafter have the same Interest Period. The initial Interest Period for a LIBOR Revolving Loan disbursed after the initial Borrowing of LIBOR Revolving Loans shall end on the same day as the last day of the then current Interest Period for the LIBOR Revolving Loans previously outstanding, and on the last day of such Interest Period, the LIBOR Revolving Loans shall be consolidated and shall thereafter have the same Interest Period.

            (c) No Interest Period for a Term Loan shall extend beyond the Maturity Date, and no Interest Period for a Revolving Loan shall extend beyond the Maturity Date.

            (d) If the Borrower fails to select an Interest Period for a Borrowing of a LIBOR Loan or an outstanding LIBOR Loan under paragraph (a) above, the Borrower shall be deemed to have selected an Interest Period of one
(1) month's duration.

            (e) The initial Interest Period with respect to the Borrowing of Refinancing Term Loans may, at the Borrower's election, end on December 31, 2005.

            (f) Promptly following receipt of a notice from the Borrower selecting an Interest Period, the Administrative Agent shall advise each Term Loan Lender or the Revolving Loan Lender, as applicable, of the details thereof, and if no timely notice is provided by the Borrower, the Administrative Agent shall notify each Term Loan Lender or the Revolving Loan Lender, as applicable, of the details of the applicable Interest Period.

      Section 2.5. Repayment of Loans.

            (a) Term Loans.

                  (i) The Borrower shall repay to the Administrative Agent for the account of the Term Loan Lenders on the Maturity Date the aggregate principal amount of the Term Loans outstanding on such date.

                  (ii) Principal amounts of Term Loans repaid may not be reborrowed.

            (b) Revolving Loans. The Borrower shall repay to the Administrative Agent for the account of the Revolving Loan Lender on the Maturity Date the aggregate principal amount of the Revolving Loans outstanding on such date.

      Section 2.6. Use of Proceeds of Loans.

            (a) Borrowing of Refinancing Term Loans. The proceeds of the Borrowing of Refinancing Term Loans shall be used solely (i) to refinance certain Indebtedness incurred by the Borrower relating to the acquisition by it or its affiliates of certain airport service businesses; (ii) to finance a one-time equity distribution to the Investor; (iii) to pay fees payable on the date of the Borrowing of Term Loans to the Lead Arrangers and the Administrative Agent; (iv) to make payment of the Debt Service Reserve Required Balance into the Debt Service Reserve Account as required hereunder; (v) to pay or reimburse the Borrower for costs and expenses payable by the Borrower pursuant hereto in connection with the closing of the Loans; and (vi) to retain as cash on the books of the Borrower to pay for ongoing expenditures incurred in the ordinary course of business.

            (b) Borrowing of Trajen Acquisition Term Loans. The proceeds of the Borrowing of Trajen Acquisition Term Loans shall be used solely (i) to finance a portion of the acquisition costs incurred by the Investor in connection with the Trajen Acquisition; (ii) to pay fees payable on the Trajen Acquisition Term Loan Disbursement Date to the Lead Arranger, the Administrative Agent and the Collateral Agent; (iii) to make payment into the Debt Service Reserve Account in an amount which results in such account being funded with the Debt Service Reserve Required Balance as required hereunder; and (iv) to pay or reimburse the Borrower for costs and expenses payable by the Borrower pursuant hereto in connection with the closing of the Trajen Acquisition Term Loans and this Agreement.

            (c) Revolving Loans. The proceeds of the Revolving Loans shall be used solely (i) to provide for the working capital and general corporate purposes of the Borrower and its Subsidiaries (including capital expenditures, maintenance and repairs); and (ii) to reimburse the Issuing Bank for Drawings.

            (d) No Monitoring Obligation. The Administrative Agent shall not be obligated to monitor or verify the use of proceeds of the Term Loans or the Revolving Loans.

      Section 2.7. Termination or Reduction of Commitments.

            (a) The Borrower may, upon notice to the Administrative Agent, terminate the Commitments, or from time to time reduce the Commitments; provided that (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m. three (3) Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be (A) in the case of the Term Loans, in an aggregate amount of $1,000,000 or any whole multiple of $500,000 in excess thereof, and (B) in the case of the Revolving Loans, in an aggregate amount of $100,000 or any whole multiple of $50,000 in excess thereof; and (iii) the Borrower may not reduce the Revolving Loan Commitments to an amount less than the Letter of Credit Usage then outstanding. The Administrative Agent will promptly notify the applicable Lenders of any such notice of termination or reduction of any of the Commitments. Any reduction of the Term Loan Commitments shall be made ratably among the Term Loan Lenders in accordance with their respective Term Loan Commitments. All commitment fees accrued until the effective date of any termination of the Commitments shall be paid on the effective date of such termination.

            (b) If the Borrowing of the Refinancing Term Loans has not been made on or before January 9, 2006, the Administrative Agent (acting at the direction of the Required Lenders) may, by written notice to the Borrower, terminate the Commitments of the Lenders with respect to each of the Loans, which termination shall become effective immediately.

            (c) If the Borrowing of Trajen Acquisition Term Loans has not been made on or before December 31, 2006, the Administrative Agent (acting at the direction of the Required Lenders) may, by written notice to the Borrower, terminate the Commitments of the Lenders with respect to each of the Loans, which termination shall become effective immediately; provided that if the Borrowing of Trajen Acquisition Term Loans in a principal amount of less than $180,000,000 is made on or prior to such date, then any undrawn Term Loan Commitments as of such date shall be terminated.

            (d) Any termination or reduction of any of the Commitments shall be permanent.

      Section 2.8. Prepayments.

            (a) Terms of All Prepayments. Except as otherwise provided in
Section 2.8(b) for optional prepayments and Sections 2.8(c)(v) for mandatory prepayments required to be paid from Excess Cash Flow and as otherwise provided in Section 3.3 for any mandatory prepayment resulting from illegality, all partial prepayments of any of the Term Loans shall be allocated to prepay, on a pro rata basis, the applicable Term Loans outstanding. Each prepayment of Loans shall be accompanied by accrued interest on the amount prepaid, any additional amounts required pursuant to Section 3.5 and any Hedging Termination Obligations payable in connection therewith.

            (b) Optional Prepayments.

                  (i) The Borrower may at any time or from time to time voluntarily prepay Loans in whole or in part without premium or penalty on any Interest Payment Date (subject to Section 3.5(ii)); provided that the Borrower shall deliver notice to the Administrative Agent (or, in the case of prepayment of a Revolving Loan, to the Revolving Loan Lender with a copy thereof to the Administrative Agent) of any prepayment hereunder, which notice must be received by the Administrative Agent or the Revolving Loan Lender, as the case may be (A) not later than 11:00 a.m. five (5) Business Days prior to any proposed date of prepayment of Term Loans, and
      (B) not later than 11:00 a.m. three (3) Business Days prior to the proposed date of prepayment of Revolving Loans. Any prepayment shall (x) in the case of Term Loans, be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof or, if less, the entire principal amount thereof then outstanding, and (y) in the case of Revolving Loans, be in a principal amount of $100,000 or a whole multiple of $50,000 in excess thereof or, if less, the entire principal amount thereof then outstanding. Each such notice shall be irrevocable and shall specify (A) the date and amount of such prepayment, (B) whether the prepayment is of Term Loans or Revolving Loans or a combination thereof, and, if a combination thereof, the amount of prepayment allocable to each, and (C) with respect to prepayments of Revolving Loans, the amounts to be applied to each Revolving Loan outstanding.

                  (ii) Promptly following receipt of any such notice of voluntary prepayment, the Administrative Agent shall advise the applicable Lenders of the contents thereof.

                  (iii) Any prepayment pursuant to this Section 2.8(b) applied to prepay the Revolving Loans may be reborrowed.

            (c) Mandatory Prepayments.

                  (i) If during any fiscal year of the Borrower, the aggregate cumulative amount of Net Asset Disposition Proceeds for such fiscal year exceeds $250,000, the Borrower shall, immediately after the completion of each sale or series of related sales or other disposition which results in such an excess or an increase in such an excess, (A) prepay the outstanding Term Loans and, if the Term Loans shall have been paid in full, (B) to the extent Revolving Loans are then outstanding, prepay such Revolving Loans (and, to the extent of any such prepayment, reduce the Revolving Loan Commitment), and (C) otherwise, Cash Collateralize the outstanding Letter of Credit Obligations, in an aggregate principal amount equal to one hundred percent (100%) of such excess or such increase in such excess. Notwithstanding the foregoing, the Borrower shall not be required to make a prepayment pursuant to this clause (i) with respect to any sale or series of related sales (a "RELEVANT SALE") if the Borrower advises the Administrative Agent in writing at the time the Net Asset Disposition Proceeds from such Relevant Sale are received that it intends to reinvest all or any portion of such Net Asset Disposition Proceeds in replacement assets to the extent (A) such Net Asset Disposition Proceeds are in fact committed to be reinvested by the Borrower pursuant to a purchase contract providing for the acquisition of such replacement assets that is executed by the Borrower and the related seller within 45 days from the date of such Relevant Sale and (B) the acquisition of such replacement assets occurs within 180 days from the date on which such purchase contract is so executed and delivered. If, at any time after the occurrence of a Relevant Sale and prior to the acquisition of the related replacement assets, the 45 or 180 day period provided in clause (A) or (B) of the preceding sentence shall elapse without execution of the related purchase contract (in the case of clause (A)) or the occurrence of the related acquisition (in the case of clause (B)) or an Event of Default shall have occurred and be continuing, then the Borrower shall immediately prepay the Loans in the amount and in the manner described in the first sentence of this clause (i).

                  (ii) If, at any time after the Closing Date, the Borrower or any of its Subsidiaries issues or incurs any Indebtedness for borrowed money, including Indebtedness evidenced by notes, bonds, debentures or other similar instruments, but excluding Permitted Indebtedness, the Borrower shall, immediately after such issuance or incurrence, (A) prepay the outstanding Term Loans and, if the Term Loans shall have been paid in full, (B) to the extent Revolving Loans are then outstanding, prepay such Revolving Loans (and, to the extent of any such prepayment, reduce the Revolving Loan Commitment), and (C) otherwise, Cash Collateralize the outstanding Letter of Credit Obligations, in an aggregate principal amount equal to one hundred percent (100%) of the Net Debt Proceeds of such Indebtedness.

                  (iii) If, at any time after the Closing Date, the Borrower or any of its Subsidiaries issues or sells any Equity Securities (other than any issuance or sale specified in the proviso to the definition of Net Equity Proceeds or in connection with the funding of Expansion Capital Expenditures or the prepayment of Loans pursuant to Section 2.8(c)(vi)), the Borrower shall, immediately after such issuance or sale, (A) prepay the outstanding Term Loans and, if the Term Loans shall have been paid in full, (B) to the extent Revolving Loans are then outstanding, prepay such Revolving Loans (and, to the extent of any such prepayment, reduce the Revolving Loan Commitment), and (C) otherwise, Cash Collateralize the outstanding Letter of Credit Obligations, in an aggregate principal amount equal to one hundred percent (100%) of the Net Equity Proceeds of such Equity Securities.

                  (iv) No later than three (3) Business Days following (x) the date of receipt by the Borrower or any of its Subsidiaries of any Net Insurance Proceeds (other than insurance proceeds in respect of business interruption or anticipated loss in revenue) or Net Condemnation Proceeds, or (y) if applicable, the end of the 180-day period described in the proviso below), the Borrower shall (A) prepay the outstanding Term Loans and, if the Term Loans shall have been paid in full, (B) to the extent Revolving Loans are then outstanding, prepay such Revolving Loans (and, to the extent of any such prepayment, reduce the Revolving Loan Commitment), and (C) otherwise, Cash Collateralize the outstanding Letter of Credit Obligations, in an amount equal to the aggregate amount of the sum of such Net Insurance Proceeds and Net Condemnation Proceeds in such fiscal year (excluding any amounts used to repair, restore or replace assets in accordance with the immediately following proviso); provided that the Borrower shall not be obligated to make a prepayment under this clause
      (iv) if and to the extent that (i) the Borrower advises the Administrative Agent in writing at the time the applicable Loan Party receives such proceeds that such Loan Party intends to repair, restore or replace the assets from which such Net Insurance Proceeds or Net Condemnation Proceeds derived, and does so within 180 days of receipt thereof (or such longer period as is reasonably required to complete such repair, restoration or replacement; provided that the applicable Loan Party shall have commenced such repair, restoration or replacement during such 180-day period and thereafter proceeds with all due diligence to complete such repair, restoration or replacement within a reasonable period of time acceptable to the Administrative Agent), it being understood that any Net Insurance Proceeds or Net Condemnation Proceeds retained by such Loan Party but not actually expended within such time period to repair, restore or replace the assets from which such Net Insurance Proceeds or Net Condemnation Proceeds derived shall at that time immediately be used to prepay the Loans in the amount and in the manner described in the first sentence of this clause (iv).

                  (v) If, following a deposit of Excess Cash Flow to the Special Reserve Account pursuant to Section 6.1(q)(iii)(B), one or more of the conditions to Distribution set forth in Section 6.2(f)(i)(B) (the "DISTRIBUTION REQUIREMENTS") are not satisfied as of each of the succeeding two (2) consecutive Calculation Dates, all monies that have been on deposit in the Special Reserve Account for a period of two (2) consecutive fiscal quarters or longer shall be applied to prepay the Loans. All prepayments of the Loans then outstanding pursuant to this clause (v) shall be applied (A) to prepay the outstanding Term Loans and, if the Term Loans shall have been paid in full, (B) to the extent Revolving Loans are then outstanding, prepay such Revolving Loans (and, to the extent of any such prepayment, reduce the Revolving Loan

      Commitment), and (C) otherwise, to Cash Collateralize the outstanding Letter of Credit Obligation. All funds on deposit in the Special Reserve Account (other than any monies required to prepay Loans in accordance with Section 2.8(c)(v) or 2.8(c)(vi)) shall be released to the Borrower or at the Borrower's direction as Cash Available for Distribution if the Distribution Requirements are satisfied for each of such two (2) consecutive Calculation Dates, and the Borrower may make a Distribution of such funds.

                  (vi) If, during the Leverage Ratio Test Period, any Applicable Leverage Ratio is not achieved, the Borrower shall (within two (2) Business Days after the Borrower have delivered a certified calculation of the Leverage Ratio for the applicable quarterly period pursuant to Section 6.1(a)(vii)), prepay the Loans from Excess Cash Flow, or from equity contributions by the Investor, in such amounts as are required to achieve such Applicable Leverage Ratio. All prepayments of the Loans then outstanding pursuant to this clause (vi) shall be applied (A) to prepay the outstanding Term Loans and, if the Term Loans shall have been paid in full, (B) to the extent Revolving Loans are then outstanding, prepay such Revolving Loans (and, to the extent of any such prepayment, reduce the Revolving Loan Commitment), and (C) otherwise, to Cash Collateralize the outstanding Letter of Credit Obligation.

                  (vii) The proceeds of any termination payment or similar compensation received by any Subsidiary of the Borrower from an Airport Authority or any other party in respect of the termination of any FBO Lease, Management Contract or the Heliport Contract shall be applied, immediately upon receipt of such payment, (A) to prepay the outstanding Term Loans and, if the Term Loans shall have been paid in full, (B) to the extent Revolving Loans are then outstanding, prepay such Revolving Loans (and, to the extent of any such prepayment, reduce the Revolving Loan Commitment), and (C) otherwise, to Cash Collateralize the outstanding Letter of Credit Obligation; provided that no such prepayment shall be required if the Borrower makes a prepayment that cures an Event of Default relating to such Material Contract or Subsidiary as permitted by the last paragraph of Section 7.1.

      Section 2.9. Fees.

            (a) Commitment Fees. The Borrower agrees to pay (i) to the Administrative Agent for the account of each applicable Term Loan Lender a commitment fee equal to 0.50% per annum on the daily amount of the Available Refinancing Term Loan Commitment of such Term Loan Lender during the period from and including the "Closing Date" under, and as defined in, the Original Loan Agreement to but excluding the last day of the Refinancing Term Loan Commitment Period, (ii) to the Administrative Agent for the account of each applicable Term Loan Lender a commitment fee equal to 0.50% per annum on the daily amount of the Available Trajen Acquisition Term Loan Commitment of such Term Loan Lender during the period from and including the Closing Date to but excluding the last day of the Trajen Acquisition Term Loan Commitment Period, and (iii) to the Revolving Loan Lender for its own account a commitment fee equal to 0.50% per annum on the daily amount of the Available Revolving Loan Commitment during the period from and including the Closing Date to but excluding the last day of the Revolving Loan Commitment Period. Accrued commitment fees shall be payable in arrears on the last Business Day of March, June, September and December of each year, commencing on the first of such dates to occur after the Closing Date (as defined in the Original Loan Agreement and this Agreement, as applicable) and on the last day of the applicable Commitment Period. All commitment fees shall be calculated on the basis of a year of 360 days and for the actual days elapsed (including the first day but excluding the last day).

            (b) Letter of Credit Fees. The Borrower shall pay to the Revolving Loan Lender a letter of credit fee for each Letter of Credit issued pursuant to
Section 2.13 at a rate per annum equal to the Applicable Margin for LIBOR Revolving Loans multiplied by the daily maximum amount available to be drawn under such Letter of Credit, calculated on the basis of a year of 360 days and for the actual days elapsed (including the first day but excluding the last day), for the period from date of issuance of such Letter of Credit until the expiry or termination thereof. Such fee shall be payable in arrears on the last Business Day of March, June, September and December of each year, commencing on the first of such dates to occur after the issuance of a Letter of Credit pursuant to Section 2.13, and on the Letter of Credit Expiration Date.

            (c) Documentary And Processing Charges Payable To Issuing Bank. The Borrower shall pay directly to the Issuing Bank for its own account the customary and reasonable issuance, presentation, amendment, negotiation and other processing fees, and other standard and reasonable costs and charges, of the Issuing Bank relating to letters of credit as from time to time in effect. Such fees and charges are due and payable on demand and once paid, are nonrefundable.

            (d) Other Fees. The Borrower agrees to pay to the Lead Arrangers, the Administrative Agent and the Issuing Bank for their own respective accounts fees payable in the amounts and at the times separately agreed upon between the Borrower and such parties, which fees shall be deemed to be payable hereunder.

            (e) Fees Fully Earned When Paid. All fees shall be fully earned when paid and shall not be refundable under any circumstances.

      Section 2.10. Evidence of Indebtedness; Notes.

      The Loans made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Loans made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note, which shall evidence such Lender's Loans in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto.

      Section 2.11. Payments Generally.

            (a) Each payment by the Borrower hereunder (whether of principal, interest, fees or any other amount) shall be made prior to 12:00 noon, New York City time, on the date when due, in Dollars in immediately available funds, without condition or deduction for any counterclaim, defense, recoupment or setoff. Any amounts received after such time on any date may, in the discretion of the Administrative Agent or, with respect to Revolving Loans, the Revolving Loan Lender, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All payments shall be made to the account of the Administrative Agent (account number H79-740-222205) at Mizuho Corporate Bank, Ltd. (ABA number 026-004-307) or such other account as may hereafter be designated by the Administrative Agent in writing. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly upon receipt thereof, in like funds as received.

            (b) If any payment to be made by the Borrower under any Loan Document becomes due and payable on a day other than a Business Day, the date for payment shall be extended to the next succeeding Business Day, and such extension of time shall be reflected in computing interest or fees.

            (c) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

      Section 2.12. Sharing of Payments.

      If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on its Term Loans or Revolving Loans or participation in the Letter of Credit Facility, resulting in such Lender receiving payment of a greater proportion of the aggregate amount of such Loans or such participation in the Letter of Credit Facility and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Term Loans, Revolving Loans and participations in the Letter of Credit Facility of the other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Term Loans, Revolving Loans and participations in the Letter of Credit Facility; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to the Borrower or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable Legal Requirement, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

      Section 2.13. Letter of Credit Facility.

            (a) Letter of Credit Commitment. Subject to the terms and conditions set forth herein, the Issuing Bank agrees to issue standby Letters of Credit under the Letter of Credit Facility for the account of the Borrower from time to time prior to the Letter of Credit Expiration Date or, at any time when the Revolving Loan facility is in effect, during the Revolving Loan Commitment Period; provided that (i) no Letter of Credit pursuant to this Section 2.13 shall be issued prior to the Borrowing of the Term Loans (except as provided in the last sentence of this clause (a)), (ii) the face amount of any such requested Letter of Credit shall not, at the time of issuance, exceed the Revolving Loan Commitment at any time when the Revolving Loan facility is in effect; (iii) the aggregate outstanding Letter of Credit Usage shall not exceed the Letter of Credit Sublimit at any time; and (iv) each such Letter of Credit shall have an expiration date that is no later than the date that is one (1) year from the date of issue, unless as otherwise agreed to by the Issuing Bank; provided that no such Letter of Credit shall have an expiration date later than the Letter of Credit Expiration Date. The obligation of the Issuing Bank to issue Letters of Credit shall expire on the Letter of Credit Expiration Date or, if the Revolving Loan facility is in effect, the last day of the Revolving Loan Commitment Period. Each Letter of Credit pursuant to this Section 2.13 shall be in a form reasonably acceptable to the Issuing Bank.

            (b) Procedure For Issuance of Letter of Credit. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit) pursuant to this Section 2.13, the Borrower shall deliver to the Issuing Bank (with a copy thereof to the Administrative Agent) (which request must be received by the Issuing Bank and the Administrative Agent not later than 11:00 a.m., New York City time, three (3) Business Days before the requested date of issuance, amendment, renewal or extension) an irrevocable written request for the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (a) of this Section 2.13), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Issuing Bank, the Borrower also shall submit a letter of credit application on the Issuing Bank's standard form in connection with any request for a Letter of Credit.

            (c) Revolving Loan Lender Participation. Immediately upon the issuance of a Letter of Credit in accordance with this Section 2.13, the Issuing Bank shall be deemed to have sold and transferred to the Revolving Loan Lender, and the Revolving Loan Lender shall be deemed to have purchased and received from the Issuing Bank, in each case irrevocably and without any further action by any party, an undivided interest and participation in such Letter of Credit, each Drawing and other Reimbursement Obligations of the Borrower in respect thereof in an amount equal to the applicable Outstanding Amount then in effect. The Issuing Bank shall promptly advise the Revolving Loan Lender of the changes in the applicable Outstanding Amount or Letter of Credit Expiration Date and any Drawing therefrom; provided that the failure to give such notice shall not limit or impair the rights of the Issuing Bank hereunder and under the Loan Documents.

            (d) Payment of Drawing. Upon a Drawing, the Borrower shall be obligated to pay to the Issuing Bank a Reimbursement Obligation in the amount of the Drawing not later than 12:00 noon, New York City time, on the same Business Day that the Drawing is made, if the Borrower shall have received notice of such Drawing prior to 10:00 a.m., New York City time, on such date, or, if such notice was received by the Borrower after such time, then not later than 12:00 noon, New York City time on the immediately following Business Day unless the reimbursement is made by a Revolving Loan (and in the latter case such payment shall include interest on the Reimbursement Obligation from the date of the Drawing to such payment date). Unless the Borrower shall notify the Issuing Bank, the Revolving Loan Lender and the Administrative Agent that such Reimbursement Obligation will be paid by the Borrower without using a Revolving Loan, the payment by the Issuing Bank of such Drawing shall be deemed automatically to be a request for the making by the Revolving Loan Lender of a Revolving Loan to the Borrower in the amount of such Drawing on the date of such Drawing, and the Issuing Bank shall promptly so notify the Revolving Loan Lender. The Revolving Loan Lender shall, on the Business Day of the Drawing, make a Revolving Loan for the account of the Borrower in an amount equal to the Drawing, the proceeds of which shall be applied to reimburse the Issuing Bank. The obligation of the Revolving Loan Lender to so reimburse the Issuing Bank by making a Revolving Loan shall be absolute and unconditional and shall not be affected by the occurrence of an Event of Default or any other occurrence or event. In the event that the Revolving Loan Lender fails to make available for the account of the Issuing Bank the amount of such Revolving Loan, the Issuing Bank shall be entitled to recover such amount on demand from such Lender together with interest thereon at a rate equal to the daily average Federal Funds Rate.

            (e) Conditions To Issuance of Letters of Credit. The obligation of the Issuing Bank to issue any Letter of Credit pursuant to this Section 2.13 is subject to the satisfaction, on the proposed issuance date, of the following conditions precedent: (i) all representations and warranties of each Loan Party contained in the Loan Documents shall be true, correct and accurate in all respects on and as of such issuance date (except to the extent such representations and warranties relate to an earlier date), and (ii) no Default or Event of Default shall have occurred or be continuing.

            (f) Replacement of The Issuing Bank. The Issuing Bank may be replaced at any time by written agreement among the Borrower, the Administrative Agent, the Revolving Loan Lender, the replaced Issuing Bank and the successor Issuing Bank, and upon replacement of any outstanding Letters of Credit with replacements issued by the successor Issuing Bank; provided that any successor Issuing Bank shall have a credit rating for its Reference Debt that is reasonably acceptable to the beneficiaries of the replacement Letters of Credit. The Administrative Agent shall notify the Lenders of any such replacement of the Issuing Bank. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.9. From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term "Issuing Bank" shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require.

                                   ARTICLE III

                           TAXES AND YIELD PROTECTION

      Section 3.1. Taxes.

            (a) Any and all payments by or on account of any obligation of the Borrower hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.1) the Administrative Agent or Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable Legal Requirements.

            (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable Legal Requirements.

            (c) The Borrower shall indemnify the Administrative Agent and each Lender, within ten (10) days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent or such Lender, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder or under any other Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 3.1) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or by the Administrative Agent on its own behalf or on behalf of a Lender shall be conclusive absent manifest error.

            (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority in accordance with clause (a) or (b) above, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

            (e) Each Foreign Lender shall deliver to the Administrative Agent, prior to receipt of any payment subject to withholding under the IRC (or upon accepting an assignment of an interest herein), two duly signed completed copies of either IRS Form W-8BEN or any successor thereto (relating to such Foreign Lender and entitling it to an exemption from, or reduction of, withholding tax on all payments to be made to such Foreign Lender by the Borrower pursuant to this Agreement) or IRS Form W-8ECI or any successor thereto (relating to all payments to be made to such Foreign Lender by the Borrower pursuant to this Agreement) or such other evidence satisfactory to the Borrower and the Administrative Agent that such Foreign Lender is entitled to an exemption from, or reduction of, U.S. withholding tax, including any exemption pursuant to Section 881(c) of the IRC. Thereafter and from time to time, each such Foreign Lender shall (A) promptly submit to the Administrative Agent such additional duly completed and signed copies of one of such forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may then be available under then current United States laws and regulations to avoid, or such evidence as is satisfactory to the Borrower and the Administrative Agent of any available exemption from or reduction of, United States withholding taxes in respect of all payments to be made to such Foreign Lender by the Borrower pursuant to this Agreement, and (B) promptly notify the Administrative Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

            (f) If any Governmental Authority asserts that the Administrative Agent did not properly withhold or backup withhold, as the case may be, any tax or other amount from payments made to or for the account of any Lender, such Lender shall indemnify the Administrative Agent therefor, including all penalties and interest, any taxes imposed by any jurisdiction on the amounts payable to the Administrative Agent under this Section 3.1, and costs and expenses of the Administrative Agent. The obligation of the Lenders under this
Section 3.1 shall survive the termination of the Commitments, repayment of all other Obligations hereunder and the resignation of the Administrative Agent.

            (g) If a Lender assigns a Loan to a United States Person that is not an "exempt recipient" as defined in Treasury Regulation Section
1.6049-4(c)(1)(ii), such assignee shall provide two duly signed and completed copies of IRS form W-9 (or any successor form thereto) to the Administrative Agent.

      Section 3.2. Alternate Rate of Interest.

      If prior to the commencement of any Interest Period or the borrowing of any LIBOR Revolving Loan, (a) the Administrative Agent or the Revolving Loan Lender, as applicable, determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining LIBOR for such Interest Period or (b) the Administrative Agent is advised by the Required Lenders, or, in the case of LIBOR Revolving Loans, the Revolving Loan Lender, determines, that LIBOR determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders or Revolving Loan Lender, as applicable, of making or maintaining such Loans for such Interest Period, the Administrative Agent or the Revolving Loan Lender, as applicable, shall promptly give notice thereof to the Borrower and, if applicable, the Required Lenders, by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent or the Revolving Loan Lender, as applicable, notifies the Borrower and, if applicable, such Required Lenders, that the circumstances giving rise to such notice no longer exist, the Administrative Agent or the Revolving Loan Lender, as applicable, shall promptly give written notice thereof to the Borrower and, if applicable, such Required Lenders. If such notice is given with respect to Term Loans, the rate of interest on each applicable Lender's Loans for each Interest Period thereafter will be the average cost of funds for the Required Lenders, as reasonably determined by the Administrative Agent, plus the Applicable Margin. If such notice is given with respect to Revolving Loans, all LIBOR Revolving Loans shall be deemed to have been converted into Base Rate Revolving Loans effective upon the giving of such notice, and LIBOR Revolving Loans shall thereafter not be available until the Revolving Loan Lender advises the Borrower that the circumstances giving rise to such notice no longer exist.

      Section 3.3. Illegality.

      If any Lender determines that any Legal Requirement has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund LIBOR Loans, or to determine or charge interest rates based upon LIBOR, then, on notice thereof by such Lender to the Borrower (through the Administrative Agent, in the case of any Term Loans), any obligation of such Lender to make or continue LIBOR Loans or to convert Base Rate Revolving Loans to LIBOR Revolving Loans shall be suspended until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such LIBOR Loans to such day, or immediately, if such Lender is the Revolving Loan Lender and/or such Lender may not lawfully continue to maintain such LIBOR Loans; provided that (i) in the case of Term Loans, if prior to such prepayment date the affected Lender and the Borrower can agree upon an alternative mutually acceptable basis for determining the interest rate from time to time applicable to the Term Loans owing to such Lender that will avoid such illegality (it being understood and agreed that the Base Rate shall be an acceptable substitute rate if the Borrower so elects and it shall be legal for such Lender to maintain its Loans as Base Rate Loans), such interest rate shall take effect from the date of such agreement and lieu of such required prepayment; and (ii) in the case of LIBOR Revolving Loans, if conversion of such Revolving Loans into Base Rate Loans will avoid such illegality, all LIBOR Revolving Loans shall be converted to Base Rate Revolving Loans. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted.

      Section 3.4. Increased Costs.

            (a) If any Change in Law shall:

                  (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or the Issuing Bank (including any reserve established by the Federal Reserve Board); or

                  (ii) impose on any Lender or the Issuing Bank or the London interbank market any other condition affecting this Agreement or Loans made by such Lender or any Letter of Credit issued by the Issuing Bank pursuant to Section 2.13;

and the result of any of the foregoing shall be to increase the cost to such Lender or the Issuing Bank of making or maintaining any Loan or such Letter of Credit (or of maintaining its obligation to make any such Loan or Letter of Credit) or to reduce the amount of any sum received or receivable by such Lender or the Issuing Bank hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender or the Issuing Bank, as applicable, such additional amount or amounts as will compensate such Lender or the Issuing Bank, as applicable, for such additional costs incurred or reduction suffered.

            (b) If any Lender or the Issuing Bank determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or the Issuing Bank's capital or on the capital of such Lender's or the Issuing Bank's holding company, if any, as a consequence of this Agreement or the Loans made by such Lender or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or the Issuing Bank's policies and the policies of such Lender's or the Issuing Bank's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or the Issuing Bank, as applicable, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company for any such reduction suffered.

            (c) A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section 3.4 shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or the Issuing Bank, as applicable, the amount shown as due on any such certificate within ten (10) days after receipt thereof.

            (d) Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section 3.4 shall not constitute a waiver of such Lender's or the Issuing Bank's right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or the Issuing Bank pursuant to this Section 3.4 for any increased costs or reductions incurred more than 180 days prior to the date that such Lender or the Issuing Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's or the Issuing Bank's intention to claim compensation therefor; and provided, further, that if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

      Section 3.5. Funding Losses.

      The Borrower agrees to indemnify each Lender and to hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of (i) any failure by the Borrower (for a reason other than the wrongful failure of such Lender to make a Loan) to borrow or prepay any Loan on the date or in the amount notified by the Borrower, or (ii) any payment or prepayment of any Loan on a day other than the last day of an Interest Period with respect thereto (whether voluntary, mandatory, by reason of acceleration, or otherwise), including the amount (if any) determined by the relevant Lender by which (x) the interest at the LIBOR which such Lender would have received for the period from the date of receipt of funds to repay or prepay a Loan to the last day of the applicable Interest Period for such Loan if the principal received had been paid on the last day of such Interest Period exceeds (y) the amount which such Lender would be able to obtain by placing an amount equal to the amount received by it on deposit with a leading bank in the appropriate interbank market for a period starting on the Business Day following receipt and ending on the last day of the applicable Interest Period. Any Lender demanding indemnification for any loss or expense sustained or incurred by it pursuant to this Section 3.5 shall, at the time of such demand, deliver to the Borrower a certificate specifying in reasonable detail the additional amount to be paid to it for any such loss or expense. Each determination by a Lender of the amounts owing to it pursuant to this Section 3.5 shall be conclusive and binding in the absence of manifest error.

      Section 3.6. Duty to Mitigate; Replacement of Lenders.

            (a) If the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to
Section 3.1, or if any Lender requests compensation under Section 3.4, or if the Borrower would be required to prepay the Loans of any Lender pursuant to Section 3.3, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment
(i) would eliminate or reduce amounts payable pursuant to Section 3.1 or 3.4 or avoid the prepayment under Section 3.3), as the case may be, in the future and
(ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

            (b) If the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to
Section 3.1, or if any Lender requests compensation under Section 3.4, or if the Borrower would be required to prepay the Loans of any Lender pursuant to Section 3.3, or if any Lender defaults in its obligation to fund Loans hereunder, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 10.4), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from payments required to be made pursuant to Section 3.1 or a claim for compensation under Section 3.4, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

      Section 3.7. Survival.

      All of the Borrower's obligations under this Article III shall survive termination of the Commitments and the payment in full of all Obligations.

                                   ARTICLE IV

                              CONDITIONS PRECEDENT

      Section 4.1. Conditions Precedent to Borrowing of Refinancing Term Loans.

      The obligation of each Refinancing Term Loan Lender to advance Refinancing Term Loans pursuant to the Original Loan Agreement on the Refinancing Term Loan Disbursement Date was subject to the satisfaction of the following conditions precedent:

            (a) Principal Loan Documents.

                  (i) The following documents shall have been duly authorized, executed and delivered by the parties thereto (such parties shall include, but not be limited to, the Borrower, the other Loan Parties, the Administrative Agent, the Collateral Agent and the Lenders), are in full force and effect and originals thereof shall have been delivered to the Administrative Agent and the Borrower:

                  (A) the Original Loan Agreement;

                  (B) a Note in favor of each Lender requesting a Note, each in a principal amount equal to that Lender's Commitment;

                  (C) the Fee Letters;

                  (D) the Collateral Agency Agreement;

                  (E) the Security Agreement;

                  (F) the Executive Intellectual Property Security Agreement;

                  (G) the Subsidiary Guaranty and the Contribution Agreement;

                  (H) the Subsidiary Security Agreement;

                  (I) the Pledge Agreements; and

                  (J) all other Security Documents.

                  (ii) A copy of each of the Material Contracts in existence as of the Refinancing Term Loan Disbursement Date shall have been delivered to the

      Administrative Agent, together with a certificate of a Responsible Officer of the Borrower certifying as of the Refinancing Term Loan Disbursement Date that each such Material Contract delivered (A) is a true, correct and complete copy of such document and (B) is in full force and effect.

            (b) Base Case Projections. The Administrative Agent shall have received the Base Case Projections of the Borrower, certified as such by a Responsible Officer of the Borrower, approved in a certification by the Model Auditor and in form and substance satisfactory to the Administrative Agent, including therein projections of revenues, operating expenses, cash flow, debt service, capital expenditures (which items shall be categorized to show discretionary capital expenditures to be undertaken in the ordinary course of business and Expansion Capital Expenditures) and other related items, and which shall show a minimum projected Debt Service Coverage Ratio of at least 1.85 to
1.00 as of each Calculation Date occurring on or after the Refinancing Term Loan Disbursement Date, together with a certification as of the Refinancing Term Loan Disbursement Date by a Responsible Officer of the Borrower that the Base Case Projections are based on reasonable assumptions and prepared in good faith taking into account all information known to such officer, after due inquiry. The Administrative Agent shall have received a report of the Model Auditor satisfactory to the Administrative Agent regarding the Model Auditor's audit of the Base Case Projections.

            (c) Operating Budget. The Administrative Agent shall have received a business plan and operating budget for the calendar year 2006, showing in reasonable detail all projected revenues and operating expenses (identifying separately capital expenditures), debt service and other related items with respect to the Borrower for such period on a monthly basis.

            (d) Pro Forma Balance Sheet. The Administrative Agent shall have received a certified copy of a pro forma balance sheet setting forth the assets and liabilities of the Borrower on a consolidated basis.

            (e) Hedging Arrangements. The Borrower shall have entered into Hedging Agreements with the Hedging Banks and, as necessary, novation arrangements with respect to the Existing Swaps on terms and with counterparties acceptable to the Hedging Banks, all in a manner satisfactory to the Borrower and the Administrative Agent, which Hedging Transactions shall implement a swap establishing, in the aggregate, a fixed interest rate for at least 75% of the Term Loans projected to be outstanding for the period from the date of such Borrowing to the Maturity Date.

            (f) Organizational Documents. The Administrative Agent shall have received the following:

                  (i) the certificate of incorporation, articles of incorporation, certificate of limited partnership, articles of organization or comparable document of each Loan Party, certified as of a recent date prior to the Refinancing Term Loan Disbursement Date by the Secretary of State (or comparable public official) of its state of incorporation or formation;

                  (ii) a certificate of good standing (or comparable certificate), certified as of a recent date prior to the Refinancing Term Loan Disbursement Date by the Secretary of State (or comparable public official) of its state of incorporation or formation stating that each Loan Party is in good corporate and tax standing under the laws of such states;

                  (iii) a certificate of the Secretary or an Assistant Secretary (or comparable officer) of each Loan Party, dated the Refinancing Term Loan Disbursement Date, certifying that (A) attached thereto is a true and correct copy of the bylaws, partnership agreement, limited liability company agreement or comparable document of each Loan Party as in effect on the Refinancing Term Loan Disbursement Date; (B) attached thereto are true and correct copies of resolutions duly adopted by the board of directors or other governing body of each Loan Party (or other comparable enabling action) and continuing in effect, which authorize the execution, delivery and performance by each Loan Party of the Loan Documents to be executed by such Loan Party and the consummation of the transactions contemplated thereby; and (C) there are no proceedings for the dissolution or liquidation of each Loan Party; and

                  (iv) a certificate of the Secretary or an Assistant Secretary (or comparable officer) of each Loan Party, dated the Refinancing Term Loan Disbursement Date, certifying the incumbency, signatures and authority of the officers of such Loan Party authorized to execute, deliver and perform the Loan Documents to be executed by such Loan Party.

            (g) Financial Statements, Financial Condition, Etc. The Borrower shall have delivered to the Administrative Agent:

                  (i) audited Financial Statements of (A) NACH and its Subsidiaries and (B) MANA and its Subsidiaries (each prepared on a consolidated basis) as of and for the year most recently ended more than 90 days prior to the date of the Refinancing Term Loan Disbursement Date, unaudited Financial Statements of NACH and its Subsidiaries and MANA and its Subsidiaries (each prepared on a consolidated basis) as of and for the fiscal quarter most recently ended more than 45 days prior to the Refinancing Term Loan Disbursement Date, each of which shall be certified by a Responsible Officer of the Borrower as being to his Actual Knowledge, after due inquiry, complete and correct in all material respects and fairly presenting the financial condition, results of operations and changes in cash flows of NACH or MANA, as applicable, and its respective Subsidiaries on such dates and for any interim periods then ended, in accordance with GAAP applied on a consistent basis;

                  (ii) a certificate by the chief financial officer of the Borrower stating that to his Actual Knowledge, after due inquiry, since the date of such Financial Statements, no event has occurred, and no condition exists, that has had, or could reasonably be expected to have, a Material Adverse Effect;

                  (iii) a certificate by the chief financial officer of the Borrower as to the financial condition and solvency of NACH and its Subsidiaries and MANA and its

      Subsidiaries (after giving effect to the incurrence of Indebtedness pursuant to the Loan Documents); and

                  (iv) such other financial, business and other information regarding the Investor, the Borrower or any of its Subsidiaries as the Administrative Agent, the Issuing Bank or any Lender may reasonably request, including information as to possible contingent liabilities, tax matters, environmental matters and obligations for employee benefits and compensation.

            (h) Security Documents. All filings and recordings necessary, in the opinion of the Administrative Agent, to perfect the security interests contemplated to be granted to the Collateral Agent for the benefit of the Secured Parties under the Security Documents shall have been made, and the Administrative Agent shall have received evidence satisfactory to it that the Security Documents are in full force and effect and the Liens contemplated by the Security Documents are perfected and of first priority (except for any such prior Liens which are expressly permitted by this Agreement to be prior). The Administrative Agent shall have received:

                  (i) Uniform Commercial Code search certificates from the jurisdictions in which Uniform Commercial Code financing statements are to be filed reflecting no other financing statements or filings which evidence Liens of other Persons in the Collateral which are prior to the Liens granted to the Administrative Agent in this Agreement, the Security Documents and the other Loan Documents, except for any such prior Liens
      (a) which are expressly permitted by this Agreement to be prior or (b) for which the Administrative Agent has received a termination statement;

                  (ii) except as otherwise provided in this Agreement, a control agreement for each bank at which the Borrower or any of its Subsidiaries maintains a deposit account, upon terms and provisions satisfactory to the Administrative Agent, each appropriately completed, duly executed by such Loan Party, and the Administrative Agent and acknowledged by the depositary bank to which addressed;

                  (iii) except as otherwise provided in this Agreement, a control agreement for each securities account at which the Borrower or any of its Subsidiaries maintains a securities account, upon terms and provisions satisfactory to the Administrative Agent, each appropriately completed, duly executed by such Loan Party, and the Administrative Agent and acknowledged by the securities intermediary to which addressed;

                  (iv) such other documents, instruments and agreements as the Administrative Agent may reasonably request to create and perfect the Liens granted to the Administrative Agent or any Lender in this Agreement, the Security Documents and the other Loan Documents; and

                  (v) such other evidence as the Administrative Agent may request to establish that the Liens granted to the Collateral Agent for the benefit of the Secured Parties in this Agreement, the Security Documents and the other Loan Documents are perfected and prior to the Liens of other Persons in the Collateral, except for any such Liens which are expressly permitted by this Agreement to be prior.

            (i) Opinions of Counsel. The Administrative Agent shall have received a favorable written opinion, addressed to the Administrative Agent, the Collateral Agent, the Issuing Bank and each Lender and dated the date of the Refinancing Term Loan Disbursement Date, of:

                  (i) Pillsbury Winthrop Shaw Pittman LLP, counsel to the Borrower and certain of the Loan Parties;

                  (ii) Shipman & Goodwin LLP, special Connecticut counsel to certain of the Loan Parties;

                  (iii) Phelps Dunbar LLP, special Louisiana counsel to certain of the Loan Parties;

                  (iv) Strasburger & Price, LLP, special Texas counsel to certain of the Loan Parties;

                  (v) Lewis & Roca LLP, special Nevada counsel to certain of the Loan Parties; and

                  (vi) Emmet, Marvin & Martin LLP, counsel to the Collateral Agent.

Each such opinion shall be in customary form and substance satisfactory to the Administrative Agent and address such matters as the Administrative Agent may reasonably request.

            (j) Insurance. All insurance required to be maintained by the Borrower and its Subsidiaries under Section 6.1(e) shall be in full force and effect, all premiums then due and payable in connection therewith shall have been paid, such insurance shall not be subject to cancellation without prior notice to the Administrative Agent and Lenders and shall otherwise conform to the requirements for such insurance under Section 6.1(e), and the Administrative Agent shall have received (a) a certificate or certificates of an independent insurance broker or carrier reasonably satisfactory to the Administrative Agent in confirmation thereof and (b) an insurance report prepared by the Insurance Consultant in form and substance satisfactory to the Administrative Agent.

            (k) Accounts; Funding of Reserves.

                  (i) The Accounts required under the Collateral Agency Agreement shall have been established to the reasonable satisfaction of the Administrative Agent, and the Borrower shall have executed and delivered all relevant documents to be entered into with the Collateral Agent with respect to the establishment of the Accounts.

                  (ii) The Borrower shall have funded the Debt Service Reserve Account with the initial Debt Service Reserve Required Balance, other than any portion thereof that will be wired by the Administrative Agent to the Collateral Agent out of the proceeds of the Borrowing of Term Loans or deposited therein by the Collateral Agent from any reserve account maintained in respect of the Indebtedness refinanced by the Term Loans; provided that in lieu of a cash deposit to the Debt Service Reserve Account, the Borrower may fund all or any portion of the initial Debt Service Reserve Required Balance with a Debt Service Reserve Letter of Credit issued by an Acceptable Issuer pursuant to Section 6.1(s) of this Agreement.

            (l) Governmental Approvals And Material Contracts. All Governmental Authorizations with respect to the operation of the businesses of the Borrower and its Subsidiaries shall be in full force and effect without change or amendment since the dates of their respective approval by the Administrative Agent, except as consented to in writing by the Required Lenders or as otherwise permitted pursuant to this Agreement. There shall not be any default under any Material Contract or Governmental Authorization that could reasonably be expected to have a Material Adverse Effect or permit any party to a Material Contract to terminate such document or suspend its performance thereunder.

            (m) Repayment of Indebtedness; Fees, Etc. The Administrative Agent shall have received evidence satisfactory to it that (i) all existing Indebtedness of the Borrower and its Subsidiaries has been or concurrently with the Refinancing Term Loan Disbursement Date is being repaid in full (other than Permitted Indebtedness), and (ii) the Borrower shall have paid (or shall simultaneously pay with proceeds of the Borrowing) all fees, costs and other expenses and all other amounts then due and payable pursuant to this Agreement.

            (n) Prior Indebtedness. The Administrative Agent shall have received evidence satisfactory to it of the termination and release of all liens and security interests in and to the Collateral which had been granted to secure the obligations of the Borrower in respect of the Indebtedness being refinanced by the Term Loans.

            (o) Bank Accounts. The Borrower shall have made appropriate arrangements to cause all cash now or hereafter deposited in the master disbursement account (account no. 3936827626) (the "master disbursement account") held by MANA at Bank of America, N.A. to be transferred directly into the Concentration Account no less frequently than on a daily basis; provided that funds required to pay working capital costs may be retained in the master disbursement account in amounts reasonably satisfactory to the Administrative Agent.

            (p) Other Documents, Etc. The Administrative Agent shall have received such other assurances, certificates, documents, consents or opinions as the Administrative Agent reasonably may require.

      Section 4.2. Conditions Precedent to the Closing Date.

      The occurrence of the Closing Date and the effectiveness of this Agreement and the other Loan Documents described in clause (a) below as of the Closing Date are subject to the satisfaction of the following conditions precedent:

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

      (a) Loan Documents to be Delivered.

                  (i) The following documents shall have been duly authorized, executed and delivered by the parties thereto, are in full force and effect and originals thereof shall have been delivered to the Administrative Agent and the Borrower:

                  (A) this Agreement; and

                  (B) a Note in favor of each Lender requesting a Note, each in a principal amount equal to such Lender's Commitments

                  (ii) A copy of each Trajen FBO Lease and any other FBO Lease in existence and not otherwise delivered to the Administrative Agent as of the Refinancing Term Loan Disbursement Date, shall have been delivered to the Administrative Agent, together with a certificate of a Responsible Officer of the Borrower certifying as of the Trajen Acquisition Term Loan Disbursement Date that each such FBO Lease delivered (A) is a true, correct and complete copy of such document and (B) is in full force and effect.

      (b) Trajen Purchase Agreement. The Administrative Agent shall have received a true, complete and correct copy of the Trajen Purchase Agreement, together with all schedules and attachments, duly executed and delivered by the parties thereto, in form and substance reasonably satisfactory to the Lead Arrangers.

      (c) Organizational Documents of the Borrower. The Administrative Agent shall have received from or on behalf of the Borrower (i) the certificate of incorporation of the Borrower, certified as of a recent date prior to the Closing Date by the Secretary of State (or comparable public official) of its state of incorporation, (ii) a certificate of good standing (or comparable certificate), certified as of a recent date prior to the Closing Date by the Secretary of State (or comparable public official) of its state of incorporation stating that the Borrower is in good corporate and tax standing under the laws of such state, (iii) a certificate of the Secretary or an Assistant Secretary (or comparable officer) of the Borrower, dated the Closing Date, certifying that
(A) since December 12, 2005, there have been no changes to the bylaws of the Borrower; (B) attached thereto are true and correct copies of resolutions duly adopted by the board of directors of the Borrower (or other comparable enabling action) and continuing in effect, which authorize the execution, delivery and performance by the Borrower of the Amended and Restated Loan Agreement and the other Loan Documents to be executed by the Borrower and the consummation of the transactions contemplated thereby; and (C) there are no proceedings for the dissolution or liquidation of the Borrower, and (iv) a certificate of the Secretary or an Assistant Secretary (or comparable officer) of the Borrower, dated the Closing Date, certifying the incumbency, signatures and authority of the officers of the Borrower authorized to execute, deliver and perform the Amended and Restated Loan Agreement and the other Loan Documents to be executed by the Borrower.

      (d) Opinions of Counsel. The Administrative Agent shall have received a favorable written opinion, addressed to the Administrative Agent, the Collateral Agent, the

Issuing Bank and each Lender, dated the Closing Date and in form and substance satisfactory to the Administrative Agent with respect to the Borrower and such matters as the Administrative Agent may reasonably request.

            (e) Financial Statements. The Borrower shall have delivered to the Administrative Agent (i) audited Financial Statements of Trajen as of and for the year most recently ended more than 90 days prior to the Closing Date (prepared on a consolidated basis), and its unaudited Financial Statements as of and for the fiscal quarter most recently ended more than 45 days prior to the Closing Date (prepared on a consolidated basis), each of which shall be certified by a Responsible Officer of the Borrower as being to his Actual Knowledge, after due inquiry, complete and correct in all material respects and fairly presenting the financial condition, results of operations and changes in cash flows of Trajen and its Subsidiaries on such dates and for any interim periods then ended, applied on a consistent basis, and (ii) a certificate by the chief financial officer of the Borrower stating that to his Actual Knowledge, after due inquiry, since the date of such Financial Statements and the date of the Financial Statements previously delivered to the Lead Arrangers as of April 18, 2006, no event has occurred, and no condition exists, that has had, or could reasonably be expected to have, a Material Adverse Effect.

            (f) Disclosure Schedules. The Borrower shall have delivered to the Administrative Agent draft disclosure schedules (the "Trajen Pro Forma Schedules") which shall be prepared on a pro forma, "as of the Trajen Acquisition Term Loan Disbursement Date" basis reflecting information relating to the Trajen and its Subsidiaries after giving effect to the Trajen Acquisition, or other disclosure (on such pro forma basis) of exceptions to the representations and warranties and covenants set forth in the Loan Documents relating to Trajen and its businesses, all of which shall have been approved by the Administrative Agent. To the extent that the information in any such disclosure is deemed by the Administrative Agent in its reasonable judgment to be material, such information must be approved by the Lead Arrangers prior to the Closing Date. The Borrower shall provide revised and consolidated disclosures and exceptions as of the Trajen Acquisition Term Loan Disbursement Date to the extent and on the terms of Section 4.3(t).

            (g) No Default Or Event of Default. No Default or Event of Default shall have occurred and be continuing and, with respect to any advance of Revolving Loans, no Revolver Default or Revolver Event of Default, shall have occurred.

            (h) Independent Consultants' Reports. The Administrative Agent shall have received copies of final reports prepared by the Technical Advisor, the Environmental Consultant, the Model Auditor and the Insurance Consultant, which reports shall be addressed to the Lenders (or for which reliance letters in favor of the Lenders have been issued by the appropriate advisor or consultant) and shall be satisfactory in form and substance to the Administrative Agent.

            (i) Amendment Fees. The Borrower shall have paid to the Administrative Agent for the account of the relevant Lenders the Amendment Fees.

      Section 4.3. Conditions Precedent to Borrowing of Trajen Acquisition Term Loans.

      The obligation of each Trajen Acquisition Term Loan Lender to advance Trajen Acquisition Term Loans to fund the financing of a portion of the acquisition and associated costs relating to the Trajen Acquisition on the Trajen Acquisition Term Loan Disbursement Date is subject to the satisfaction of the following conditions precedent:

            (a) Loan Documents to be Delivered.

                        (i) The following documents shall have been duly
            authorized, executed and delivered by the parties thereto (such parties shall include, but not be limited to, the Loan Parties, the Administrative Agent and the Collateral Agent) are in full force and effect and originals thereof shall have been delivered to the Administrative Agent and the Borrower:

                        (A) the Hedging Agreements described in Section 4.3(g)
            below.

                        (B) a Pledge Agreement with respect to 100% of the
            Equity Securities of Trajen, each Subsidiary of Trajen (other than any such Subsidiary whose Equity Securities are not permitted to be pledged pursuant to the FBO Lease to which it is a party) and any other Person who has become a Loan Party subsequent to the Refinancing Term Loan Disbursement Date;

                        (C) appropriate amendments to the Subsidiary Security
            Agreement, the Subsidiary Guaranty, the Contribution Agreement and any other Security Document necessary to reflect Trajen, each of the Subsidiaries of Trajen and any other Person who has become a Loan Party subsequent to the Refinancing Term Loan Disbursement Date, as an additional Loan Party, each in form and substance satisfactory to the Administrative Agent; and

                        (D) a grant of security interest in service marks or
            other appropriate filing with respect to the grant of a security interest in any intellectual property held by Trajen or any of its Subsidiaries (the "Trajen Intellectual Property Security Agreement"), in form and substance satisfactory to the Administrative Agent.

                        (ii) A certificate of a Responsible Officer of the
            Borrower shall have been delivered to the Administrative Agent certifying as of the Trajen Acquisition Term Loan Disbursement Date that (A) the copy of each FBO Lease delivered on the Closing Date is a true, correct and complete copy of such document, (B) such FBO Lease has not been amended, supplemented or otherwise modified since the Closing Date, and (C) such FBO Lease remains in full force and effect.

            (b) Revised Base Case Projections. The Administrative Agent shall have received Base Case Projections of the Borrower, substantially in form and substance of the March 31, 2006 draft of the Base Case Projections provided to the Administrative Agent, which Base Case Projections shall be revised so as to give effect to the Trajen Acquisition and approved in a certification by the Model Auditor. The revised Base Case Projections shall include therein projections of revenues, operating expenses, cash flow, debt service, capital expenditures (which items shall be categorized to show discretionary capital expenditures to be undertaken in the ordinary course of business and Expansion Capital Expenditures) and other related items, which projections in each case shall not be materially different in the reasonable determination of the Administrative Agent from the corresponding projections reflected in a financial model dated March 31, 2006 previously delivered to the Initial Lenders, and shall be accompanied by a certification as of the Trajen Acquisition Term Loan Disbursement Date by a Responsible Officer of the Borrower that the Revised Base Case Projections are based on reasonable assumptions and prepared in good faith taking into account all information known to such officer, after due inquiry. The Administrative Agent shall have received a report of the Model Auditor satisfactory to the Administrative Agent regarding the Model Auditor's audit of the Base Case Projections.

            (c) Revised Operating Budget. The Administrative Agent shall have received an updated business plan and operating budget for the calendar year 2006 in form and substance consistent with the business plan and operating budget previously provided to the Initial Lenders, showing in reasonable detail all projected revenues and operating expenses (identifying separately capital expenditures), debt service and other related items with respect to the Borrower and its Subsidiaries (in each case, after giving effect to the Trajen Acquisition) for such period on a monthly basis.

            (d) Revised Pro Forma Balance Sheet. The Administrative Agent shall have received a certified copy of a revised pro forma balance sheet setting forth the assets and liabilities of the Borrower and its Subsidiaries on a consolidated basis (after giving effect to the Trajen Acquisition), in form and substance consistent with the pro forma balance sheet previously provided to the Initial Lenders.

            (e) Financial Statements, Financial Condition, etc. The Borrower shall have delivered to the Administrative Agent:

                        (i) unaudited Financial Statements of Trajen as of and
            for the fiscal quarter most recently ended more than 45 days prior to the Trajen Acquisition Term Loan Disbursement Date (prepared on a consolidated basis), which shall be certified by a Responsible Officer of the Borrower as being to his Actual Knowledge, after due inquiry, complete and correct in all material respects and fairly presenting the financial condition, results of operations and changes in cash flows of Trajen and its Subsidiaries on such dates and for any interim periods then ended, applied on a consistent basis;

                        (ii) a certificate by the chief financial officer of the
            Borrower stating that to his Actual Knowledge, after due inquiry, since the date of such Financial Statements, no event has occurred, and no condition exists, that has had, or could reasonably be expected to have, a Material Adverse Effect;

                        (iii) a certificate by the chief financial officer of
            the Investor as to the financial condition and solvency of the Investor and the Borrower and its

            Subsidiaries (after giving effect to the Executive Air Acquisition, the General Aviation Acquisition, the EARL Acquisition, the Amports Acquisition and the Trajen Acquisition and the incurrence of Indebtedness relating thereto); and

                        (iv) such other financial, business and other
            information regarding the Investor, the Borrower or any of their Subsidiaries as the Administrative Agent, the Issuing Bank or any Lender may reasonably request, including information as to possible contingent liabilities, tax matters, environmental matters and obligations for employee benefits and compensation.

            (f) Additional Capital Contributions. The Administrative Agent shall have received evidence that the Borrower shall have received the cash proceeds of equity contributions to the Borrower from the Investor in an amount not less than $175,000,000 (exclusive of similar contributions made prior to the Borrowing of Refinancing Term Loans), which amount shall be increased dollar for dollar for any increase in the Purchase Price (as defined in the Trajen Purchase Agreement).

            (g) Hedging Agreements. The Borrower shall have entered into Hedging Agreements satisfactory to the Administrative Agent, and novation arrangements on terms acceptable to the participating Hedging Banks, which agreements and arrangements shall provide coverage in a notional amount equal to at least 100% of the aggregate Term Loans advanced on the Refinancing Term Loan Disbursement Date and the Trajen Acquisition Term Loan Disbursement Date for the remaining term of the Term Loans through the Maturity Date.

            (h) Transfer of Capital Stock of Trajen. The Investor shall have sold, conveyed, assigned, transferred and delivered all of its right, title and interest in and to 100% of the issued and outstanding capital stock of Trajen Holdings, Inc. to the Borrower, free and clear of all Liens, and the Administrative Agent shall have received satisfactory evidence thereof.

            (i) Conditions Precedent Under Trajen Purchase Agreement. All conditions precedent to the Closing (as such term is defined in the Trajen Purchase Agreement) set forth in Article VIII of the Trajen Purchase Agreement shall have been satisfied or otherwise waived and the Administrative Agent shall have received from the Borrower a certificate dated the Trajen Acquisition Term Loan Disbursement Date by a Responsible Officer of the Borrower certifying as such; provided that any waiver of any condition precedent in the Trajen Purchase Agreement granted by the Investor in its capacity as purchaser under the Trajen Purchase Agreement shall have been approved by the Administrative Agent acting at the direction of the Lead Arrangers (such approval not to be unreasonably withheld, delayed or conditioned).

            (j) Payment of Purchase Price, Fees; Repayment of Indebtedness. The Administrative Agent shall have received evidence satisfactory to it that (i) the Purchase Price (as such term is defined in the Trajen Purchase Agreement) has been paid in full, other than any adjustment thereto in accordance with the Trajen Purchase Agreement that is not yet due and payable; (ii) all existing Indebtedness of the Borrower and its Subsidiaries (including Trajen and its Subsidiaries after giving effect to the Trajen Acquisition and any other Person who has become a Loan party subsequent to the Refinancing Term Loan Disbursement
Date) has been or concurrently with the Trajen Acquisition Term Loan Disbursement Date is being repaid in full

(other than Permitted Indebtedness), and all liens and security interests in and to the Collateral which had been granted to secure the obligations of any of such Subsidiaries of the Borrower in respect of any such Indebtedness have been terminated and released; and (iii) the Borrower shall have paid (or shall simultaneously pay with proceeds of the Borrowing of Trajen Acquisition Term Loans) all fees, costs and other expenses and all other amounts then due and payable pursuant to this Agreement. The Closing (as such term is defined in the Trajen Purchase Agreement) shall occur concurrently with the disbursement of the Borrowing of Trajen Acquisition Term Loans.

            (k) Organizational Documents. The Administrative Agent shall have received from or on behalf of the Borrower, Trajen, each of the Subsidiaries of Trajen and any other Person who has become a Loan Party subsequent to the Refinancing Term Loan Disbursement Date:

                        (i) the certificate of incorporation, articles of
            incorporation, certificate of limited partnership, articles of organization or comparable document of such Loan Party, certified as of a recent date prior to the Trajen Acquisition Term Loan Disbursement Date by the Secretary of State (or comparable public official) of its state of incorporation or formation;

                        (ii) a certificate of good standing (or comparable
            certificate), certified as of a recent date prior to the Trajen Acquisition Term Loan Disbursement Date by the Secretary of State (or comparable public official) of its state of incorporation or formation stating that such Loan Party is in good corporate and tax standing under the laws of such states;

                        (iii) a certificate of the Secretary or an Assistant
            Secretary (or comparable officer) of such Loan Party, dated the Trajen Acquisition Term Loan Disbursement Date, certifying that (I) attached thereto is a true and correct copy of the bylaws, partnership agreement, limited liability company agreement or comparable document of such Loan Party as in effect on the Trajen Acquisition Term Loan Disbursement Date; (II) attached thereto are true and correct copies of resolutions duly adopted by the board of directors or other governing body of such Loan Party (or other comparable enabling action) and continuing in effect, which authorize the execution, delivery and performance by such Loan Party of the Loan Documents to be executed by such Loan Party and the consummation of the transactions contemplated thereby; and (III) there are no proceedings for the dissolution or liquidation of such Loan Party; and

                        (iv) a certificate of the Secretary or an Assistant
            Secretary (or comparable officer) of such Loan Party, dated the Trajen Acquisition Term Loan Disbursement Date, certifying the incumbency, signatures and authority of the officers of such Loan Party authorized to execute, deliver and perform the Loan Documents to be executed by such Loan Party.

            (l) Security Documents. All filings and recordings necessary, in the opinion of the Administrative Agent, to perfect the security interests contemplated to be granted to the

Administrative Agent and the Collateral Agent under the Security Documents, including the mortgages and deeds of trust referred to in Section 4.3(j) below, shall have been made, and the Administrative Agent shall have received evidence satisfactory to it that the Security Documents are in full force and effect and the Liens contemplated by the Security Documents are perfected and of first priority (except for any such prior Liens which are expressly permitted by this Agreement to be prior). The Administrative Agent shall have received:

                        (i) Uniform Commercial Code search certificates from the
            jurisdictions in which Uniform Commercial Code financing statements are to be filed reflecting no other financing statements or filings which evidence Liens of other Persons in Collateral acquired subsequent to the Refinancing Term Loan Disbursement Date which are prior to the Liens granted to the Administrative Agent in this Agreement, the Security Documents and the other Loan Documents, except for any such prior Liens (a) which are expressly permitted by this Agreement to be prior or (b) for which the Administrative Agent has received a termination statement;

                        (ii) such other documents, instruments and agreements as
            the Administrative Agent may reasonably request to create and perfect the Liens granted to the Administrative Agent or any Lender in this Agreement, the Security Documents and the other Loan Documents; and

                        (iii) such other evidence as the Administrative Agent
            may request to establish that the Liens granted to the Administrative Agent or any Lender in this Agreement, the Security Documents and the other Loan Documents are perfected and prior to the Liens of other Persons in the Collateral, except for any such Liens which are expressly permitted by this Agreement to be prior.

            (m) Leasehold Mortgages. To the extent that a Trajen FBO Lease permits the granting of a Lien in the leasehold interest under such FBO Lease without the consent of the relevant Airport Authority, a mortgage or deed of trust, as applicable, securing the Obligations in favor of the Secured Parties with respect to such leasehold interest shall have been duly executed and recorded with the appropriate real estate filing office, and the Borrower shall have delivered to the Administrative Agent a true and complete copy of each such mortgage or deed of trust.

            (n) Lien Searches. The Administrative Agent shall have received (i) the results of all UCC, judgment and lien searches with respect to Trajen and its Subsidiaries in form and substance satisfactory to the Administration Agent, and (ii) a bringdown of all UCC, judgment and lien searches previously performed with respect to the Borrower, the Investor and each other Loan Party other than Trajen and its Subsidiaries.

            (o) Consents. All approvals and consents (including management, credit and other internal approvals of the Loan Parties) necessary to consummate the transactions contemplated by the Loan Documents and the Trajen Acquisition Agreement shall have been duly obtained and shall be in full force and effect and in form and substance satisfactory to each of the Loan Parties party thereto and the Administrative Agent shall have received a copy of such approval or consent certified by the applicable Loan Party.

            (p) Opinions of Counsel. The Administrative Agent shall have received favorable written opinions, addressed to the Administrative Agent, the Collateral Agent, the Issuing Bank and each Lender, dated the Trajen Acquisition Term Loan Disbursement Date and in form and substance satisfactory to the Administrative Agent with respect to Trajen, each of the Subsidiaries of Trajen and each other Person who has become a Loan Party subsequent to the Refinancing Term Loan Disbursement Date, and such matters as the Administrative Agent may reasonably request.

            (q) Insurance. All insurance required to be maintained by the Borrower under Section 6.1(e) shall be in full force and effect, all premiums then due and payable in connection therewith shall have been paid, such insurance shall not be subject to cancellation without prior notice to the Administrative Agent and Lenders and shall otherwise conform to the requirements for such insurance under Section 6.1(e), and the Administrative Agent shall have received a certificate or certificates of an independent insurance broker or carrier reasonably satisfactory to the Administrative Agent in confirmation thereof.

            (r) Governmental Approvals and Material Contracts. All Governmental Authorizations with respect to operation of the businesses of the Borrower and its Subsidiaries (including Trajen and its Subsidiaries after giving effect to the Trajen Acquisition and any other Person who has become a Loan Party subsequent to the Refinancing Term Loan Disbursement Date) shall be in full force and effect without change or amendment since the dates of their respective approval by the Administrative Agent, except as consented to in writing by the Required Lenders or as otherwise permitted pursuant to this Agreement. There shall not be any default under any Material Contract or any Governmental Authorization that could reasonably be expected to have a Material Adverse Effect or permit any party to a Material Contract to terminate such document or suspend its performance thereunder.

            (s) Representation and Warranties. The representations and warranties set forth in Article VI of the Trajen Purchase Agreement shall be true and correct in all material respects. The Borrowing of Term Loans on the Trajen Acquisition Term Loan Disbursement Date shall be deemed to be a representation and warranty by the Borrower that each of such representations and warranties is, to the Actual Knowledge of the Borrower, after due inquiry, true and correct as of the date of such Borrowing.

            (t) Disclosure Schedules. The Borrower shall have delivered to the Administrative Agent revised, consolidated disclosure schedules to be attached to this Agreement or other disclosure of exceptions to the representations and warranties and covenants set forth in the Loan Documents relating to the Borrower and its Subsidiaries, including Trajen and its Subsidiaries and businesses, all of which shall have been approved by the Administrative Agent. To the extent that the information in any such disclosure is deemed by the Administrative Agent in its reasonable judgment to be material, such information must be approved by the Lead Arrangers prior to the Trajen Acquisition Term Loan Disbursement Date. Upon delivery to the Administrative Agent on the Trajen Acquisition Term Loan Disbursement Date, the revised, consolidated schedules that are delivered in accordance with this Section shall be deemed to have replaced and superseded the Trajen Pro Forma Schedules and the schedules attached to this Agreement as of the Closing Date.

            (u) Environmental Liability. The Administrative Agent shall have obtained no notice or knowledge of any liability under any Environmental Laws of Trajen or any of Trajen's current or former Subsidiaries, which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, other than any such liability identified in the final reports of the Environmental Consultant delivered to the Administrative Agent on or prior to the Closing Date pursuant to Section 4.2(h) hereof.

            (v) Bank Accounts. The Borrower shall have delivered to the Administrative Agent signed copies of irrevocable standing instructions that have been or will be delivered to each depositary bank at which Trajen or any of its Subsidiaries maintains a deposit account as of the Trajen Term Loan Disbursement Date, which instructions shall direct the automatic transfer of all cash in such account (other than an amount to be agreed upon with the Administrative Agent to be reserved for working capital purposes, if necessary) directly to the Concentration Account not less frequently than on a daily basis.

            (w) Other Documents, etc. The Administrative Agent shall have received such other assurances, certificates, documents, consents or opinions as the Administrative Agent reasonably may require.

      Section 4.4. Conditions Precedent to All Loans.

      The obligation of each Lender to advance Loans on a Disbursement Date, other than a Loan resulting from a Drawing on a Letter of Credit as provided in
Section 2.13, is subject to the satisfaction of the following conditions precedent:

            (a) Initial Revolving Loan Borrowing And Letter of Credit. With respect to the initial Borrowing of Revolving Loans and the initial issuance of a Letter of Credit pursuant to Section 2.13, the Borrowing of Term Loans shall have occurred or shall concurrently occur.

            (b) Borrowing Request. The Administrative Agent shall have timely received a fully executed copy of a Borrowing Request for the applicable Disbursement Date, as the case may be, in compliance with the requirements of
Section 2.1 or Section 2.2, as applicable.

            (c) Representation And Warranties. All representations and warranties of the Borrower and the other Loan Parties, as the case may be, contained in the Loan Documents shall be true, correct and accurate on and as of the applicable Disbursement Date (except to the extent such representations and warranties relate to an earlier date, in which case, such representations and warranties shall be true in all material respects as of such date).

            (d) No Default Or Event of Default. No Default or Event of Default shall have occurred and be continuing, and with respect to any advance of Revolving Loans, no Revolver Default or Revolver Event of Default, shall have occurred.

            (e) No Material Adverse Change. Since the date of the most recent audited Financial Statements provided to the Administrative Agent, no event or circumstance shall have occurred which, individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect.

            (f) Debt Service Reserve Account. The Borrower shall have funded the Debt Service Reserve Account in an amount equal to not less than the Debt Service Reserve Required Balance, other than any portion thereof that will be wired by the Administrative Agent to the Collateral Agent out of the proceeds of a Borrowing of Loans; provided that in lieu of a cash deposit to the Debt Service Reserve Account, the Borrower may fund all or any portion of the Debt Service Reserve Required Balance with a Debt Service Reserve Letter of Credit issued by an Acceptable Issuer pursuant to Section 6.1(s) of this Agreement.

      Each Borrowing shall be deemed to be a representation and warranty by the Borrower that each of the statements set forth above in clauses (c) through (f) of this Section 4.2 is true and correct as of the date of such Borrowing.

                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

      The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:

      Section 5.1. Due Incorporation, Qualification, etc.

      Each Loan Party (i) is a corporation, partnership or limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation; (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted; and (iii) is duly qualified, licensed to do business and in good standing as a foreign corporation, partnership or limited liability company, as applicable, in each jurisdiction where its ownership, lease or operation of Property or the conduct of its business requires such qualification or license and where the failure to be so qualified or licensed is reasonably likely to have a Material Adverse Effect.

      Section 5.2. Authority.

      The execution, delivery and performance by each Loan Party of each Loan Document executed, or to be executed, by such Loan Party and the consummation of the transactions contemplated thereby (i) are within the power of such Loan Party and (ii) have been duly authorized by all necessary actions on the part of such Loan Party.

      Section 5.3. Enforceability.

      Each Loan Document executed, or to be executed, by each Loan Party has been, or will be, duly executed and delivered by such Loan Party and constitutes, or will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as limited by bankruptcy, fraudulent conveyance, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

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      Section 5.4. Non-Contravention.

      The execution and delivery by each Loan Party of the Loan Documents executed by such Loan Party and the performance and consummation of the transactions contemplated thereby do not (i) contravene such Loan Party's organizational documents; (ii) violate any Legal Requirement applicable to such Loan Party; (iii) violate any provision of, or result in the breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any Contractual Obligation of such Loan Party or (iv) result in the creation or imposition of any Lien (or the obligation to create or impose any Lien) upon any Property, asset or revenue of such Loan Party (except such Liens as may be created in favor of the Administrative Agent for the benefit of itself and the Lenders pursuant to this Agreement or the other Loan Documents).

      Section 5.5. Approvals; No Other Business.

            (a) Except as set forth on Schedule 5.5, no material consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or other Person (including equity holders of any Person) is required in connection with the execution, delivery or performance of the Loan Documents executed by any Loan Party or consummation of the transactions contemplated thereby, except for those which have been made or obtained and are in full force and effect.

            (b) All Governmental Authorizations required for the ownership, leasing, operation and maintenance of the businesses of the Borrower and its Subsidiaries have been duly obtained and are in full force and effect without any known conflict with the rights of others and free from any unduly burdensome restrictions, except where any such failure to obtain such Governmental Authorizations or any such conflict or restriction could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. None of the Borrower or any of its Subsidiaries has Actual Knowledge of any notice or other communication from any Governmental Authority regarding (A) any revocation, withdrawal, suspension, termination or modification of, or the imposition of any material conditions with respect to, any Governmental Authorization, or (B) any other limitations on the conduct of business by any such Loan Party, except where any such revocation, withdrawal, suspension, termination, modification, imposition or limitation could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

            (c) Except as set forth on Schedule 5.5, no Governmental Authorization is required for either (A) the pledge or grant by any Loan Party of the Liens purported to be created in favor of the Collateral Agent for the benefit of the Secured Parties in connection herewith or any other Loan Document or (B) the exercise by the Collateral Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created pursuant to any of the Security Documents or created or provided for by any Governmental Rule), except for (1) such Governmental Authorizations that have been obtained and are in full force and effect and fully disclosed to Administrative Agent in writing, and (2) filings or recordings contemplated in connection with this Agreement or any Security Document.

            (d) None of the Borrower or any of its Subsidiaries engages, either directly or indirectly, in any business other than the businesses conducted by the Borrower and its Subsidiaries as of the Closing Date or any business substantially related or incidental thereto.

      Section 5.6. No Violation or Default.

            (a) None of the Borrower or any of its Subsidiaries is in violation of or in default with respect to (i) any Legal Requirement applicable to such Person or (ii) any Contractual Obligation of such Person (nor is there any waiver in effect which, if not in effect, would result in such a violation or default), where, in each case, such violation or default is reasonably likely to have a Material Adverse Effect.

            (b) Without limiting the generality of the foregoing, none of the Borrower or any of its Subsidiaries (A) has violated any Environmental Laws, (B) has any liability under any Environmental Laws or (C) has Actual Knowledge of an investigation or is under investigation by any Governmental Authority having authority to enforce Environmental Laws, where such violation, liability or investigation is reasonably likely to have a Material Adverse Effect.

            (c) No Default or Event of Default has occurred and is continuing.

      Section 5.7. Litigation.

      Except as set forth in Schedule 5.7, no actions (including derivative actions), suits, proceedings (including arbitration proceedings or mediation proceedings) or investigations are pending or threatened against any of the Loan Parties at law or in equity in any court, arbitration proceeding or before any other Governmental Authority which (i) if adversely determined, could reasonably be expected (alone or in the aggregate) to have a Material Adverse Effect or
(ii) seek to enjoin, either directly or indirectly, any of the Acquisitions or the execution, delivery or performance by any Loan Party of the Loan Documents or the transactions contemplated thereby.

      Section 5.8. Possession Under Leases; Title.

            (a) Schedule 5.8 lists all material oral or written leases, including the FBO Leases, subleases, licenses, concession agreements or other use or occupancy agreements pursuant to which the Borrower and its Subsidiaries lease to or from any other party any real property, including all renewals, extensions, modifications or supplements to any of the foregoing or substitutions for any of the foregoing (collectively, the "LEASES"), and, if applicable, identifies each of the municipal airports to which they relate. The Borrower and its Subsidiaries have complied with all material obligations under all leases to which they are a party and enjoy peaceful and undisturbed possession under such leases. Neither the Borrower nor any of its Subsidiaries own any real property.

            (b) The Borrower and its Subsidiaries own and have good and marketable title, or a valid leasehold interest in, all Property necessary in their businesses as currently conducted and as currently proposed to be conducted. Such Properties are subject to no Liens other than Permitted Liens.

      Section 5.9. Financial Statements.

      The Financial Statements of the Borrower and its Subsidiaries (prepared on a consolidated basis) which have been delivered to the Administrative Agent in accordance with Section 6.1, (i) are in accordance with the books and records of such Loan Parties, which have been maintained in accordance with good business practice; (ii) have been prepared in conformity with GAAP subject in the case of unaudited Financial Statements only to normal year-end audit adjustments and the absence of footnotes, none of which, if provided, would reflect a material adverse change in the business, assets, financial condition or operating performance of such Loan Parties taken as a whole; and (iii) fairly present in all material respects the financial conditions and results of operations of such Loan Parties, respectively, as of the date thereof and for the period covered thereby. Neither the Borrower nor any of its Subsidiaries have any contingent obligations, liability for taxes or other outstanding obligations (including obligations in respect of off-balance sheet transactions) required to be shown on an annual or quarterly Financial Statement, as applicable, in accordance with GAAP, which, in any such case, are material in the aggregate, except as disclosed in the audited Financial Statements dated December 31, 2004, furnished to the Administrative Agent prior to the Closing Date, or in the Financial Statements delivered to the Administrative Agent pursuant to clause (i) or (ii) of Section 6.1(a) or otherwise disclosed in writing to the Administrative Agent.

      Section 5.10. Creation, Perfection and Priority of Liens.

      Except as set forth on Schedule 5.10, as of the Closing Date, (i) the execution and delivery of the Loan Documents by the Loan Parties, together with the filing of any Uniform Commercial Code financing statements and the recording of the U.S. Patent and Trademark Office filings delivered to the Administrative Agent for filing and recording, and the recording of any mortgages or deeds of trust delivered to the Administrative Agent for recording (but not yet recorded), are effective to create in favor of the Collateral Agent for the benefit of the Secured Parties, as security for the Obligations, a valid and perfected first priority Lien on all of the Collateral as of the Closing Date (subject only to Permitted Liens), and (ii) all filings and other actions necessary or desirable to perfect and maintain the perfection and first priority status of such Liens have been duly made or taken and remain in full force and effect.

      Section 5.11. Equity Securities.

      All outstanding Equity Securities of the Borrower and its Subsidiaries are duly authorized, validly issued, fully paid and non-assessable. There are no outstanding subscriptions, options, conversion rights, warrants or other agreements or commitments of any nature whatsoever (firm or conditional) obligating any such Loan Party to issue, deliver or sell, or cause to be issued, delivered or sold, any additional Equity Securities of any such Loan Party, or obligating any such Loan Party to grant, extend or enter into any such agreement or commitment. All Equity Securities of each such Loan Party have been offered and sold in compliance with all federal and state securities laws and all other Legal Requirements, except where any failure to comply is not reasonably likely to have a Material Adverse Effect.

      Section 5.12. No Agreements to Sell Assets; Etc.

      Neither the Borrower nor any of its Subsidiaries have any legal obligation, absolute or contingent, to any Person to sell the assets of such Loan Party (except as permitted by Section 6.2(c)), or to effect any merger, consolidation or other reorganization of any such Loan Party (except as permitted by Section 6.2(d)) or to enter into any agreement with respect thereto.

      Section 5.13. Employee Benefit Plans.

            (a) Except as set forth on Schedule on Schedule 5.13, no Employee Benefit Plan is a Plan. Except as set forth on Schedule 5.13, as of the Closing Date, neither the Borrower nor any of its Subsidiaries have (i) any liability with respect to any post-retirement benefit under any Employee Benefit Plan which is an employee welfare benefit plan (as defined in section 3(1) of ERISA), other than liability for health plan continuation coverage described in Part 6 of Title I of ERISA, or (ii) any liability which is reasonably expected to have a Material Adverse Effect.

            (b) Except for compliance failures which may be corrected under the Employee Plans Compliance Resolution System without a Material Adverse Effect, each Employee Benefit Plan complies, in both form and operation, in all material respects, with its terms, ERISA and the IRC, and, to the knowledge of the Borrower, no condition exists or event has occurred with respect to any such plan which would result in the incurrence by the Borrower or any of its Subsidiaries or any ERISA Affiliate of any liability, fine or penalty which would result in a Material Adverse Effect. Each Employee Benefit Plan, related trust agreement, arrangement and commitment of the Borrower or any of its Subsidiaries or any ERISA Affiliate is legally valid and binding and in full force and effect, except to the extent that the failure to be so legally valid, binding, and in full force and effect could not reasonably be expected to have a Material Adverse Effect. To the best knowledge of the Borrower or any other Loan Party, as of the Closing Date no Employee Benefit Plan is being audited or investigated by any government agency or is subject to any pending or threatened material claim or suit, other than claims for benefits in the ordinary course. None of the Borrower or its Subsidiaries, or, to the best knowledge of the Borrower, the ERISA Affiliates or any fiduciary of any Employee Benefit Plan has, individually or in the aggregate, engaged in a prohibited transaction under section 406 of ERISA or section 4975 of the IRC which would result in a Material Adverse Effect to the Loan Parties, taken as a whole.

            (c) Except as set forth on Schedule 5.13, none of the Borrower or any of its Subsidiaries or the ERISA Affiliates contributes to or has any material contingent obligations to any Multiemployer Plan. None of the Borrower or any of its Subsidiaries or the ERISA Affiliates has any material liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under section 4201 of ERISA or as a result of a sale of assets described in section 4204 of ERISA, which liability could reasonably be expected to have a Material Adverse Effect. None of the Borrower or any of its Subsidiaries or the ERISA Affiliates has been notified that any Multiemployer Plan is in reorganization or insolvent under and within the meaning of section 4241 or section 4245 of ERISA or that any Multiemployer Plan intends to terminate or has been terminated under section 4041A of ERISA, except to the extent that such event could not reasonably be expected to have a Material Adverse Effect.

      Section 5.14. Other Regulations.

      Neither the Borrower nor any of its Subsidiaries is subject to regulation under the Investment Company Act of 1940, the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code or to any other Governmental Rule limiting its ability to incur Indebtedness.

      Section 5.15. Patent and Other Rights.

      The Borrower and its Subsidiaries own, license or otherwise have the full right to use, under validly existing agreements, all material patents, licenses, trademarks, trade names, trade secrets, service marks, copyrights and all rights with respect thereto, which are required to conduct their businesses as now conducted, except where the failure to own, license or otherwise have the full right to use could not reasonably be expected to result in a Material Adverse Effect. Each of the patents, trademarks, trade names, service marks and copyrights owned by any such Loan Party which is registered with any Governmental Authority is set forth on Schedule 5.15. The Borrower and its Subsidiaries conduct their respective businesses without infringement or, to the best of the Borrower's knowledge, claim of infringement of any trademark, trade name, trade secret, service mark, patent, copyright, license or other intellectual property right of other Persons, except where such infringement or claim of infringement could not reasonably be expected to have a Material Adverse Effect. There is no infringement or, to the best of the Borrower's knowledge, claim of infringement by others of any material trademark, trade name, trade secret, service mark, patent, copyright, license or other intellectual property right of any of such Loan Parties.

      Section 5.16. Governmental Charges.

      Each of the Borrower and its Subsidiaries has filed or caused to be filed, all tax returns which are required to be filed by it. Each of the Borrower and its Subsidiaries has paid, or made provision for the payment of, all taxes and other Governmental Charges which have or may have become due pursuant to said returns or otherwise and all other indebtedness, except such Governmental Charges or indebtedness, if any, which are being contested in good faith and as to which adequate reserves (determined in accordance with GAAP) have been established. Proper and accurate amounts have been withheld by each such Loan Party from its employees for all periods in full and complete compliance with the tax, social security and unemployment withholding provisions of applicable federal, state, local and foreign law and such withholdings have been timely paid to the respective Governmental Authorities. Neither the Borrower nor any of its Subsidiaries has executed or filed with the Internal Revenue Service or any other Governmental Authority any agreement or other document extending, or having the effect of extending, the period for assessment or collection of any taxes or Governmental Charges.

      Section 5.17. Margin Stock.

      Neither the Borrower nor any of its Subsidiaries owns any Margin Stock which, in the aggregate, would constitute a substantial part of the assets of such Loan Party, and no proceeds of any Loan will be used to purchase or carry, directly or indirectly, any Margin Stock or to extend credit, directly or indirectly, to any Person for the purpose of purchasing or carrying any Margin Stock.

      Section 5.18. Subsidiaries, Etc.

      Schedule 5.18 (as supplemented by the Borrower quarterly in a written notice to the Administrative Agent) sets forth each of the Subsidiaries of the Borrower, its jurisdiction of organization, the classes of its Equity Securities, the number of shares of each such class issued and outstanding, the percentages of shares of each such class owned directly or indirectly by the Borrower and whether the Borrower owns such shares directly or, if not, the Subsidiary of the Borrower that owns such shares and the number of shares and percentages of shares of each such class owned directly or indirectly by the Borrower. All of the outstanding Equity Securities of each such Subsidiary indicated on Schedule 5.18 as owned by the Borrower are owned beneficially and of record by the Borrower or a Subsidiary of the Borrower free and clear of all Liens.

      Section 5.19. Solvency, Etc.

      Each of the Borrower and its Subsidiaries is Solvent and, after the execution and delivery of the Loan Documents and the consummation of the transactions contemplated thereby, will be Solvent.

      Section 5.20. Labor Matters.

      There are no disputes presently subject to grievance procedure, arbitration or litigation under any of the collective bargaining agreements, employment contracts or employee welfare or incentive plans to which any of the Borrower or its Subsidiaries is a party, and there are no strikes, lockouts, work stoppages or slowdowns, or, to the best knowledge of the Borrower, jurisdictional disputes or organizing activities occurring or threatened which alone or in the aggregate could reasonably be expected to have a Material Adverse Effect.

      Section 5.21. Contracts.

            (a) Schedule 5.21 lists all of the following contracts ("CONTRACTS") of the Borrower and each of its Subsidiaries as of the Closing Date:

                  (i) each partnership, joint venture or other similar material agreement or arrangement to which any of the Borrower or its Subsidiaries is a party with any third party;

                  (ii) each lease of real property to which any of the Borrower or its Subsidiaries is a party, including all FBO Leases, and each lease of personal property to which any of the Borrower or its Subsidiaries is a party that in any such case has rent payable by such Loan Party after the date hereof in excess of $100,000 during any twelve-month period;

                  (iii) each Management Contract and the Heliport Contract;

                  (iv) all other contracts and agreements relating to the airport services businesses of the Borrower and its Subsidiaries pursuant to which any of the Borrower or its Subsidiaries, individually or collectively, are obligated to spend (whether by direct payment or through rendering services or otherwise) or have a contractual right to receive revenues in excess of, $100,000 during any twelve-month period;

                  (v) each agreement of the Borrower and its Subsidiaries relating to indebtedness for borrowed money (whether incurred, assumed, guaranteed or secured by any asset);

                  (vi) each contract containing covenants purporting to materially limit the freedom of the Borrower or any of its Subsidiaries to compete in any line of business or in any geographic area;

                  (vii) each material contract that is not for the purchase, sale or license of goods or services in the ordinary course of business consistent with past practice;

                  (viii) each policy of insurance; and

                  (ix) each other agreement which has aggregate expenditure obligations of $150,000 or more to any Person.

            (b) Each of the Material Contracts has a term and renewal period as set forth in Schedule 5.21, such Material Contracts are in full force and effect, are valid and binding, and enforceable against the Borrower and its Subsidiaries, as applicable, and, to the best of the Borrower's knowledge, the other parties thereto in accordance with their respective terms. Neither the Borrower nor any of its Subsidiaries, nor, to the best of the Borrower's knowledge, any other party to any such contract, is in default in the performance of, or is not in compliance with, any material provision of any such Material Contract, including any minimum service requirements under any Material Contract, and no event has occurred that with the passage of time or the giving of notice or both would constitute a default by the Borrower or any Subsidiary or, to the best of the Borrower's knowledge, any other party under any material provision thereof entitling the termination of such Material Contract. No material right or rescission, setoff, counterclaim or defense has been asserted and remains outstanding with respect to any Material Contract or Material Contract Right. No Material Contract or Material Contract Right has been sold, transferred, assigned or pledged (unless such pledge has been released prior to the date hereof) by any of the Borrower or its Subsidiaries and have not been pledged (unless such pledge has been released prior to the date hereof) by any of their respective predecessors-in-interest in respect of any such Material Contract to any Person other than the Collateral Agent for the benefit of the Secured Parties.

            (c) Except as disclosed in Schedule 5.21, no material supplier to or landlord of any of the Borrower or its Subsidiaries, including any party to the FBO Leases, Management Contracts or the Heliport Contract, or any Governmental Authority, has taken, and neither the Borrower nor any of its Subsidiaries has received, any written notice that, any material supplier to or landlord of any of the Borrower or its Subsidiaries, including any party to any of the FBO Leases, Management Contracts or the Heliport Contract, or any Governmental Authority, contemplates taking, any steps to terminate the business relationship of any of the Borrower or its Subsidiaries with such supplier or landlord, including any party to the FBO Leases, Management Contracts or the Heliport Contract, which would reasonably be expected to have a Material Adverse Effect.

            (d) None of the Borrower or its Subsidiaries or any of their Properties are subject to any Contractual Obligation which is reasonably likely to have a Material Adverse Effect.

      Section 5.22. No Material Adverse Effect.

      No event has occurred and no condition exists which is reasonably likely to have a Material Adverse Effect.

      Section 5.23. Accuracy of Information Furnished.

      The representations set forth in the Loan Documents and the other certificates, statements and information (excluding projections) furnished by the Loan Parties to the Administrative Agent, the Collateral Agent, the Lenders and advisors and agents of the Administrative Agent, the Collateral Agent and the Lenders in connection with the Loan Documents and the transactions contemplated thereby, taken as a whole, are true, complete and correct in all material respects, do not contain any untrue statement of a material fact and do not omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All projections furnished by the Loan Parties to the Administrative Agent and the Lenders in connection with the Loan Documents, and the transactions contemplated thereby have been prepared on a basis consistent with the historical financial statements described above, except as described therein, have been based upon reasonable assumptions and represent, as of their respective dates of presentations, the Loan Parties' reasonable estimates of the future performance of the Loan Parties.

      Section 5.24. Brokerage Commissions.

      No person other than Macquarie Securities (USA) Inc. ("MSUSA") is entitled to receive any brokerage commission, finder's fee or similar fee or payment in connection with the extensions of credit contemplated by this Loan Agreement as a result of any agreement entered into by any Loan Party. No brokerage or other fee, commission or compensation is to be paid by the Lenders with respect to the extensions of credit contemplated hereby as a result of any agreement entered into by a Loan Party, and the Borrower agrees to indemnify the Administrative Agent and the Lenders against any such claims for brokerage fees or commissions and to pay all expenses including, without limitation, reasonable attorney's fees incurred by the Administrative Agent and the Lenders in connection with the defense of any action or proceeding brought to collect any such brokerage fees or commissions.

      Section 5.25. Policies of Insurance.

      Schedule 5.25 sets forth a true and complete listing of all insurance maintained by the Borrower and its Subsidiaries as of the Closing Date. Such insurance has not been terminated and is in full force and effect, and each of such Loan Parties has taken all action required to be taken as of the date of this Agreement to keep unimpaired its rights thereunder in all material respects. The Properties of the Borrower and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the Loan Parties in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Borrower and its Subsidiaries operate.

      Section 5.26. Bank Accounts and Securities Accounts.

      Schedule 5.26 sets forth a true and complete listing of all bank accounts and securities accounts maintained by the Borrower and its Subsidiaries as of the Closing Date.

      Section 5.27. Agreements with Affiliates and Other Agreements.

      Except as disclosed on Schedule 5.27, none of the Borrower and its Subsidiaries has entered into and, as of the Refinancing Term Loan Disbursement Date and the Trajen Acquisition Term Loan Disbursement Date, does not contemplate entering into, any material agreement or contract with any Affiliate of such Person except upon terms at least as favorable to such Loan Party as an arms-length transaction with unaffiliated Persons, based on the totality of the circumstances. None of such Loan Parties is a party to or is bound by any Contractual Obligation or is subject to any restriction under its respective charter or formation documents, which could reasonably be expected to have a Material Adverse Effect.

      Section 5.28. No Indebtedness.

      Except for Permitted Indebtedness and any Indebtedness described in
Schedule 5.28, neither the Borrower nor any of its Subsidiaries has created, incurred, assumed or permitted to exist any Indebtedness or Guarantee Obligations.

      Section 5.29. Environmental Matters.

      Except as disclosed in Schedule 5.29, (i) there are no facts, circumstances, conditions or occurrences regarding any of the Borrower or its Subsidiaries or their respective Properties that could reasonably be expected to give rise to any Environmental Claims that could reasonably be expected to have a Material Adverse Effect; (ii) there are no past, pending or, to the best of the Borrower's knowledge, threatened Environmental Claims against any of such Loan Parties or their respective Properties that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, and
(iii) neither the Borrower nor any of its Subsidiaries nor, to the best of the Borrower's knowledge, any other Person, have used, released, discharged, generated or stored any Hazardous Material at, on or under their respective Properties, and there are no Hazardous Materials used or presently at, on or under such Properties, except in compliance in all material respects with applicable Environmental Laws.

      Section 5.30. Fuel Payment Arrangements. Each Subsidiary of the Borrower operating a Non-Eligible FBO is obligated to pay, and does pay, the purchase price for aviation fuel within three (3) days after delivery, and each other Subsidiary of the Borrower operating an FBO is obligated to pay, and does pay, the purchase price for aviation fuel within seven (7) days after delivery. All such aviation fuel is purchased on the basis of the prevailing market price at the time of delivery.

                                   ARTICLE VI

                                    COVENANTS

      Section 6.1. Affirmative Covenants.

      Until the termination of the Commitments and the satisfaction in full by the Borrower of all Obligations, the Borrower will comply with the following affirmative covenants, unless the Required Lenders shall otherwise consent in writing:

            (a) Financial Statements; Operating Reports; Financial Certifications. The Borrower shall furnish to the Administrative Agent and each Lender the following:

                  (i) as soon as available and in no event later than ninety
      (90) days after the close of each fiscal year of the Borrower, (A) copies of the audited Financial Statements of the Borrower and its Subsidiaries (which shall be prepared on a consolidated basis except in respect of the Financial Statements for the 2006 fiscal year, for which separate Financial Statements for Trajen and its Subsidiaries may be provided) for such year, in the case of such consolidated Financial Statements, audited by KPMG LLP or another recognized firm of independent certified public accountants acceptable to the Administrative Agent (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such Financial Statements present fairly in all material respects the financial condition and results of operations of the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, which Financial Statements shall be accompanied by a narrative from management of the Borrower which discusses results for such period, and
      (B) copies of the unqualified opinions and, to the extent delivered, management letters delivered by such accountants in connection with all such Financial Statements;

                  (ii) as soon as available and in no event later than forty-five (45) days after the last day of each of the first three fiscal quarters of each fiscal year of the Borrower, copies of the Financial Statements of the Borrower and its Subsidiaries (which shall be prepared on a consolidated basis except in respect of the Financial Statements for the 2006 fiscal year, for which separate Financial Statements for Trajen and its Subsidiaries may be provided) for such quarter and for the fiscal year to date, certified by the president, chief financial officer or treasurer of the Borrower to present fairly in all material respects the financial condition, results of operations and other information reflected therein and to have been prepared in accordance with GAAP (subject to normal year-end audit adjustments and the absence of notes);

                  (iii) as soon as available and in no event later than thirty
      (30) days after the last day of each calendar month, a copy of the monthly operating report of the

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

      Borrower and its Subsidiaries for such month and for the fiscal year to date in the form previously provided to the Administrative Agent;

                  (iv) contemporaneously with the delivery of the Financial Statements and the monthly operating report required by the foregoing clauses (i), (ii) and (iii), a compliance certificate of the president, chief financial officer or treasurer of the Borrower which states that no Default or Event of Default has occurred and is continuing or, if any Default or Event of Default has occurred and is continuing, a statement as to the nature thereof and what action the Borrower proposes to take with respect thereto;

                  (v) no later than thirty (30) days after each Calculation Date, a certificate of the president, chief financial officer or treasurer of the Borrower, in substantially the form of Exhibit D-1 (a "DEBT SERVICE COVERAGE RATIO CERTIFICATION"), certifying as to the Backward Debt Service Coverage Ratio for the Calculation Period ending on such Calculation Date and the Forward Debt Service Coverage Ratio for the succeeding twelve-month period commencing on the day following such Calculation Date, together with reasonably detailed information and calculations attached thereto supporting such certification;

                  (vi) no later than thirty (30) days after each Calculation Date during the EBITDA Test Period, a certificate of the president, chief financial officer or treasurer of the Borrower, in substantially the form of Exhibit D-2 (an "EBITDA CERTIFICATION"), certifying as to the EBITDA for the twelve-month period ending on such Calculation Date, together with reasonably detailed information and calculations attached thereto supporting such certification;

                  (vii) no later than thirty (30) days after each Calculation Date during the Leverage Ratio Test Period, a compliance certificate of the president, chief financial officer or treasurer of the Borrower in substantially the form of Exhibit D-3 (a "LEVERAGE RATIO CERTIFICATION") certifying as to the Leverage Ratio for the twelve months ending on such Calculation Date, together with reasonably detailed information and calculations attached thereto supporting such certification; and

                  (viii) contemporaneously with delivery of the Financial Statements required by the foregoing clauses (i) and (ii), a certificate of the president, chief financial officer or treasurer of the Borrower attaching a statement of all Expansion Capital Expenditures made during the previous fiscal quarter and the source of funds therefor and certifying that all such expenditures complied with Section 6.2(r).

            (b) Other Notices and Reports. The Borrower shall furnish to the Administrative Agent and each Lender the following, each in such form and such detail as the Administrative Agent or the Required Lenders shall reasonably request:

                  (i) in no event later than five (5) Business Days after any of the Borrower or its Subsidiaries knows of the occurrence or existence of
      (A) any Reportable Event under any Plan or Multiemployer Plan, (B) any actual or threatened litigation, suits, claims, disputes or investigations against any of the Borrower or its Subsidiaries involving potential monetary damages payable by any such Loan Party of $500,000 or more (alone or in the aggregate) or in which injunctive relief or similar relief is sought, which relief, if granted, could be reasonably expected to have a Material Adverse Effect, (C) any other event or condition which, either individually or in the aggregate, could be reasonably expected to have a Material Adverse Effect, including (I) breach or non-performance of, or any default under, a Contractual Obligation of any of the Borrower or its Subsidiaries; (II) any dispute, litigation, investigation, proceeding or suspension between any of the Borrower or its Subsidiaries and any Governmental Authority or Airport Authority; or (III) the commencement of, or any material development in, any litigation or proceeding affecting any of the Borrower or its Subsidiaries or any Material Contract, including pursuant to any applicable Environmental Laws; (D) any Default or Event of Default, or (E) any material change in accounting policies of or financial reporting practices by the applicable Loan Party. Each notice pursuant to this
      Section 6.1(b) shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower has taken and proposes to take with respect thereto. Each notice pursuant to this Section 6.1(b) shall describe with particularity any and all provisions of this Agreement or other Loan Document that have been breached;

                  (ii) as soon as available, and in any event not later than the last Business Day of each fiscal year of the Borrower, (A) an annual operating budget for the following fiscal year for each operational location of the Borrower and its Subsidiaries, and (B) projected consolidated Financial Statements of the Borrower and its Subsidiaries for the following fiscal year;

                  (iii) as soon as available, and in any event not later than forty-five (45) days following the last day of each fiscal quarter of the Borrower, (i) a quarterly report from the chief executive officer of the Borrower showing in reasonable detail any variances between actual revenues and budgeted revenues (as shown in the relevant annual operating budget) and actual operating expenses incurred and budgeted operating expenses (as shown in the relevant annual operating budget) in respect of such fiscal quarter, together with a narrative explanation of the reasons for any such variance of 10% or more, and (ii) if an Event of Default has occurred and is continuing, such other operating or budget information as the Administrative Agent may reasonably request;

                  (iv) as soon as possible and in no event later than ten (10) days prior to the acquisition or expansion by any of the Borrower or its Subsidiaries of any material leasehold or ownership interest in real property, a written supplement to Schedule 5.8;

                  (v) as soon as possible prior to the occurrence of any event or circumstance that would require a prepayment pursuant to Section 2.8(c), a statement of a Responsible Officer of the Borrower setting forth the details thereof;

                  (vi) (A) as soon as possible and in no event later than five
      (5) Business Days after the receipt thereof by any of the Borrower or its Subsidiaries, a copy of any notice, summons, citations or other written communications concerning any actual, alleged, suspected or threatened violation of any Environmental Law, or any liability of any such Loan Party for Environmental Damages, where any such violation is reasonably likely to involve compliance costs in excess of $100,000 with respect to each such violation or to have a Material Adverse Effect; and (B) promptly after the occurrence thereof, notice of (x) any use, release, discharge, generation or storage of any Hazardous Material at, from, on or under any property owned or leased by any of the Borrower or its Subsidiaries that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect and (y) the incurrence of any expense or loss by any Governmental Authority or Airport Authority in connection with the assessment, containment or removal or remediation of any Hazardous Material for which expense or loss, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; and

                  (vii) copies of amendments, supplements or other modifications to any Material Contract no later than 20 days after such amendment, supplement or other modification has been made;

                  (viii) promptly and in no event later than five (5) days after the applicable Loan Party obtains knowledge thereof, a statement of a Responsible Officer of the Borrower advising of the potential loss or termination of any Material Contract other than a termination resulting from the expiration of a Material Contract at its stated maturity date, unless such expiration is due to the failure of the FBO operator or the relevant airport authority to exercise an option to extend the term under the Material Contract;

                  (ix) as soon as possible and in no event later than five (5) Business Days after any of the Borrower or its Subsidiaries becomes aware thereof, the occurrence of any event giving rise (or that could reasonably be expected to give rise) to a claim under any insurance policy required to be maintained with respect to the Business of more than $250,000, with copies of any document relating thereto (including copies of any such claim) in the possession or control of the Borrower;

                  (x) such other instruments, agreements, certificates, opinions, statements, documents and information relating to the Properties, operations or condition (financial or otherwise) of the Borrower and its Subsidiaries, and compliance by the Loan Parties with the terms of this Agreement and the other Loan Documents as the Administrative Agent may from time to time reasonably request.

            (c) Books and Records. The Borrower shall keep, and shall cause each of its Subsidiaries to keep, at all times proper books of record and account in which full, true and correct entries will be made of their respective transactions and assets and business in accordance with GAAP.

            (d) Inspections. The Borrower shall permit, and shall cause each of its Subsidiaries to permit, the Administrative Agent and each Lender, or any agent or representative thereof, upon reasonable notice and during normal business hours (except that if an Event of Default shall have occurred and be continuing, no such notice is required), to visit and inspect any of the properties and offices of the Borrower or its Subsidiaries, to conduct audits of any or all of the Collateral, to examine the books and records of the Borrower or its Subsidiaries and make copies thereof, and to discuss the affairs, finances and business of the Borrower or its Subsidiaries with, and to be advised as to the same by, their officers, auditors and accountants, all at such times and intervals as the Administrative Agent or any Lender may reasonably request. The Borrower may have a representative attend any meeting with the Borrower's independent accountants so long as such right does not unreasonably delay the scheduling of any meeting. Inspections pursuant to this Section 6.1(d) shall be at the Borrower's expense with respect to one (1) inspection in any calendar year and with respect to all inspections and audits during the existence of a Default or Event of Default.

            (e) Insurance. The Borrower shall cause its Subsidiaries to do the following:

                  (i) carry and maintain insurance during the term of this Agreement of the types, in the amounts and subject to such deductibles and other terms customarily carried from time to time by others engaged in substantially the same business as such Person and operating in the same geographic area as such Person, including, but not limited to, fire, public liability, property damage and worker's compensation;

                  (ii) without limiting the foregoing, carry and maintain insurance during the term of this Agreement of the types, in no lower amounts and subject to no higher deductibles as are carried by the Borrower and its Subsidiaries as of the Closing Date unless the Administrative Agent shall have otherwise consented in writing (which consent shall not be unreasonably withheld); provided that the Borrower shall be permitted to consolidate the insurance policies carried by Trajen and its Subsidiaries with the insurance policies currently carried by the Borrower without violating this clause (ii); and provided, further, that promptly following such consolidation, the Borrower shall submit to the Administrative Agent an updated summary of all insurance coverage showing changes to the insurance policies resulting from such consolidation, as certified by a Responsible Officer of the Borrower, which summary must be reasonably satisfactory to the Administrative Agent.

                  (iii) furnish to the Administrative Agent, upon written request, certificates of insurance in a form reasonably acceptable to the Administrative Agent as to the insurance carried;

                  (iv) carry and maintain each policy for such insurance with
      (A) a company which is rated A- or better by A.M. Best and Company, with unimpaired policyholders' surplus of $50 million or more, at the time such policy is placed and at the time of each annual renewal thereof or (B) any other insurer which is reasonably satisfactory to the Administrative Agent; and

                  (v) obtain and maintain endorsements reasonably acceptable to the Administrative Agent for such insurance naming the Administrative Agent and the Collateral Agent as additional insured and (with respect to those insurance policies in which the naming of a first loss payee is market standard in the insurance industry with respect to airport services businesses) the Collateral Agent as first loss payee; provided that, at any time the Collateral Agent receives proceeds of any such insurance as first loss payee, the Administrative Agent shall promptly instruct the Collateral Agent to apply such proceeds in accordance with Section 6.1(n); and

provided that if any of the Subsidiaries of the Borrower shall fail to maintain insurance in accordance with this Section 6.1(e), or if any of the Subsidiaries of the Borrower shall fail to provide the required endorsements with respect thereto, the Administrative Agent shall have the right (but shall be under no obligation) to procure such insurance and the Borrower agrees to reimburse the Administrative Agent for all reasonable costs and expenses of procuring such insurance. All such policies as to which the Collateral Agent is named as an additional insured or loss payee, as the case may be, shall (i) provide that the same shall not be cancelled, materially modified or terminated for non-payment of any premium without at least ten (10) days' prior written notice to each insured and each loss payee named therein (for war risks coverage, seven (7) days or such lesser period as is customarily available), (ii) where commercially available, contain a breach-of-warranty clause providing that the respective interests of the Collateral Agent or any other additional insured or loss payee shall not be invalidated by any action or inaction of the Collateral Agent, the Lenders, the Administrative Agent or any other Person, (iii) insure the Collateral Agent and any other additional insured or loss payee regardless of any breach or violation by the Borrower or any of its Subsidiaries or any other Person of any warranties, declarations, or conditions contained in the policies related to such insurance, (iv) provide that the insurer thereunder waives all right of subrogation against the Collateral Agent and waives any right of set-off or counterclaim against the Collateral Agent and any other right of deduction against the Collateral Agent, whether by attachment or otherwise; provided, further, that the insurer may proceed against third parties at any time and against the Borrower at such time as the Obligations are paid in full,
(v) be primary without right of contribution from any other insurance carried by or on behalf of the Collateral Agent, any Lender or the Administrative Agent with respect to any interest in the Collateral, (vi) provide that no Person other than the Borrower or its Subsidiaries (or, to the extent an Airport Authority is required under a Material Contract to pay premiums on behalf of the Borrower or any of its Subsidiaries, such Airport Authority) shall have any liability for any premiums with respect thereto, and (vii) provide that inasmuch as the policies are written to cover more than one insured, all terms and conditions, insuring agreements and endorsements, with the exception of limits of liability, shall operate in the same manner as if there were a separate policy covering each insured. The Administrative Agent shall not, by reason of accepting, rejecting, approving or obtaining insurance incur any liability for the existence, nonexistence, form or legal sufficiency thereof, the solvency of any insurer, or the payment of any losses.

All proceeds of insurance policies provided or obtained by the Borrower or any of its Subsidiaries (whether or not required to be carried under the Loan Documents) other than with respect to coverage for business interruption, anticipated loss in revenue, workers' compensation, employees' liability and general liability, in respect of any Material Loss shall be paid by the respective insurers directly to the Loss Proceeds Account or, if received by the Borrower or any such Subsidiary, shall promptly be transferred to the Loss Proceeds Account and disbursed in accordance with Section 6.2(n).

            (f) Governmental Charges and Other Indebtedness. The Borrower shall, and shall cause each of its Subsidiaries to, promptly pay and discharge when due, or to the extent taxes are being filed and paid on a consolidated basis, shall ensure that MIC promptly pays and discharges when due, (i) all taxes and other Governmental Charges prior to the date upon which penalties accrue thereon, (ii) all Indebtedness which, if unpaid, could become a Lien upon the Property of such Loan Party and (iii) subject to any subordination provisions applicable thereto, all other Indebtedness which in each case, if unpaid, is reasonably likely to have a Material Adverse Effect, except such Indebtedness, taxes or Governmental Charges as may in good faith be contested or disputed, or for which arrangements for deferred payment have been made; provided that in each such case appropriate reserves are maintained to the reasonable satisfaction of the Administrative Agent and no material Property of any such Loan Party is at impending risk of being seized, levied upon or forfeited.

            (g) Use of Proceeds. The Borrower shall use the proceeds of the Loans only for the respective purposes set forth in Section 2.6. The Borrower shall not use any part of the proceeds of any Loan, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock or for the purpose of purchasing or carrying or trading in any securities under such circumstances as to involve the Borrower, any Lender or the Administrative Agent in a violation of Regulations T, U or X issued by the Federal Reserve Board.

            (h) General Business Operations. The Borrower shall, and shall cause each of its Subsidiaries to (i) preserve, renew and maintain in full force its legal existence and good standing under the Governmental Rules of the jurisdiction of its organization and each other jurisdiction where the failure to so preserve, renew or maintain could result in a Material Adverse Effect, and all of its rights, licenses, leases, qualifications, privileges franchises and other authority reasonably necessary to the conduct of its business, (ii) conduct its business activities in compliance with all Legal Requirements and Contractual Obligations applicable to such Person, (iii) keep all Property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted and from time to time make, or cause to be made, all necessary and proper repairs, except, in each case, where any failure, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, (iv) maintain, preserve and protect all of its rights to enjoy and use material trademarks, trade names, service marks, patents, copyrights, licenses, leases, franchise agreements and franchise registrations, (v) obtain and maintain all Governmental Authorizations that are required of the Borrower and its Subsidiaries for the validity and enforceability of the Loan Documents and the operation of the airport services businesses pursuant to the Material Contracts, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect, and (vi) conduct its business in an orderly manner without voluntary interruption. The Borrower shall maintain its chief executive office and principal place of business in the United States.

            (i) Compliance with Legal Requirements and Contractual Obligations; Enforcement of Material Contracts. The Borrower shall, and shall cause each of its Subsidiaries to, (A) comply with all applicable Legal Requirements, including all applicable Environmental Laws, and Contractual Obligations noncompliance with which could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, and (B) perform and observe, in all material respects, the terms and provisions of each Material Contract to be performed or observed by any of the Borrower or its Subsidiaries and enforce their respective rights under the Material Contracts in accordance with their applicable terms to the extent a failure to enforce such rights can reasonably be expected to result in a material detriment to the Borrower or its Subsidiaries or the Business.

            (j) Additional Collateral. If at any time from and after the Closing Date any of the Borrower or its Subsidiaries acquires any fee or leasehold interest in real property, such Loan Party shall deliver to the Administrative Agent, at its own expense, as soon as possible all documentation and information in form and substance reasonably satisfactory to the Administrative Agent (including any environmental reports) relating thereto, and shall assist the Administrative Agent in obtaining a deed of trust or mortgage on such real property interest; provided that if such Loan Party is unable, after using commercially reasonable efforts (as determined by it in good faith), to obtain any required consent of an Airport Authority for the grant of a deed of trust or mortgage in a leasehold interest in a lease for a fixed base operation, such deed of trust or mortgage shall not be required under this Clause (j).

            (k) New Subsidiaries. The Borrower shall, at its own expense, promptly, and in any event within ten (10) Business Days after the formation or acquisition of any new direct or indirect Subsidiary of the Borrower after the date hereof (i) notify the Administrative Agent of such event, (ii) amend the Security Documents as appropriate in light of such event to pledge to the Collateral Agent for the benefit of the Secured Parties 100% of the Equity Securities of each Person which becomes a Subsidiary after the date hereof and execute and deliver all documents or instruments required thereunder or appropriate to perfect the security interest created thereby, (iii) deliver to the Collateral Agent all stock certificates and other instruments added to the Collateral thereby free and clear of all Liens, accompanied by undated stock powers or other instruments of transfer executed in blank, (iv) cause each Person that becomes a direct or indirect Subsidiary of the Borrower after the date hereof to guarantee the Obligations pursuant to documentation which is in form and substance satisfactory to the Administrative Agent, (v) cause each such Person that becomes a direct or indirect Subsidiary of the Borrower after the date hereof to execute a pledge and security agreement in form and substance satisfactory to the Administrative Agent, (vi) cause each document (including each Uniform Commercial Code financing statement and each filing with respect to intellectual property owned by each such Person that becomes a direct or indirect Subsidiary of the Borrower after the date hereof) required by law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Collateral Agent for the benefit of the Secured Parties a valid, legal and perfected first-priority security interest in the Collateral subject to the Security Documents to be so filed, registered or recorded and evidence thereof delivered to the Administrative Agent (provided that no filing shall be required with respect to intellectual property if the Administrative Agent determines that such property is not material to the business of such Subsidiary), and (vii) deliver an opinion of counsel in form and substance satisfactory to the Administrative Agent with respect to each such Person and the matters set forth in this clause (k).

            (l) Hedging Agreements.

                  (i) The Borrower shall enter into Hedging Agreements and, as necessary, novation arrangements on terms and with counterparties acceptable to the Hedging Banks, with one or more of the Hedging Banks in accordance with the requirements of Sections 4.1(e) and 4.3(g).

                  (ii) The Borrower will not, and will not permit any of its Subsidiaries to, enter into any Hedging Agreements except in accordance with this Section 6.1(l).

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

            (m) Preservation of Security Interests. The Borrower shall preserve and undertake all actions necessary to maintain the security interests granted under the Security Documents in full force and effect (including the priority thereof).

            (n) Event of Loss.

                  (i) The Borrower shall promptly notify the Administrative Agent upon the Borrower having Actual Knowledge of any Event of Loss that the Borrower believes will be a Material Loss. The Administrative Agent shall be entitled at its option to consult in any compromise, adjustment or settlement in connection with any Event of Loss under any policy or policies of insurance or any proceeding with respect to any condemnation or other taking of property of the Borrower or otherwise involving a Material Loss, and, with respect to any Material Loss, the Borrower shall within five (5) Business Days after the Administrative Agent's request reimburse the Administrative Agent for all out-of-pocket expenses (including reasonable attorneys' and experts' fees) incurred by the Administrative Agent in connection with such participation.

                  (ii) If a Material Loss occurs, unless the appropriate Loan Party elects not to restore such Property and such restoration, repair, replacement or rebuilding is not required under Prudent Industry Practice to operate and maintain such Loan Party's business operations at the applicable airport (in which event the Net Insurance Proceeds or Net Condemnation Proceeds, as the case may be, shall be applied to a mandatory prepayment of the Loans in accordance with Section 2.8(c)(iv)), the Borrower shall promptly (and in any event within 30 days after the occurrence of the Event of Loss) deliver to the Administrative Agent a Restoration Plan and, upon approval thereof by the Administrative Agent, commence and diligently pursue the Restoration. If the plan of restoration as submitted by the Borrower does not qualify as a Restoration Plan or is not approved by the Administrative Agent in accordance with this clause, the Borrower and the Administrative Agent shall enter into negotiations in good faith with a view to agreeing on mutually acceptable terms of the Restoration Plan.

                  (iii) Funds on deposit in the Loss Proceeds Account that are to be made available for restoration work pursuant to a Restoration Plan as set forth in clause (ii) above will be disbursed to pay the cost of the Restoration upon receipt by the Administrative Agent of a certificate of the Borrower certifying that: (A) all of the restoration work already completed was done substantially in compliance with the approved Restoration Plan, (B) the sum requested is required to pay for costs incurred in connection with such restoration work (giving a description of the services and materials provided in connection with such restoration work), (C) the sum requested, when added to all amounts with respect to the relevant casualty event previously paid out of the Concentration Account or by the applicable Loan Party out of its Operating Accounts, does not exceed the aggregate amount then due and payable with respect to the restoration work done as of the date of such certificate, (D) the amount of net proceeds with respect to the Event of Loss remaining in the Concentration Account or the applicable Loan Party's Operating Accounts, together with any other amounts deposited in such accounts by the Borrower or any other Person or otherwise irrevocably committed to be made available to the Borrower as equity funds or Permitted

      Subordinated Debt (in each case, by the Investor or an Affiliate thereof or a Person that has at least an investment grade long-term unsecured (and not credit enhanced) debt rating or other credit status satisfactory to the Required Lenders) for the purpose of such restoration are anticipated to be sufficient to complete the restoration work in accordance with the Restoration Plan, (v) there exists no mechanic's, materialmen's or other Liens on the affected Property arising out of the Restoration (except which are not yet due, adequately bonded, Permitted Liens or as are being contested pursuant to Permitted Contest Provisions), or if the same do exist, they will be discharged with the funds received from the requested payment, and (vi) no Default or Event of Default has occurred and is continuing.

            (o) Environmental Management System. The Borrower shall cause all of its Subsidiaries to conduct their respective business operations in compliance with the environmental management system presently in place for the Borrower's businesses, which environmental management system shall at all times incorporate at least the following elements: a board-approved environmental policy; designated personnel assigned to assess, achieve and maintain material compliance with Environmental Laws; a reporting system to ensure monitoring and oversight by management; systematic record keeping and management review of budgets and expenses relating to cleanup and compliance with Environmental Laws; plans, policies and procedures for complying with customary management practices for maintenance, inspection and management of hazardous materials in the workplace, including as applicable asbestos-containing materials, lead-based paint, lead in drinking water and radon. The Borrower shall certify the completeness and implementation of such a program on or before one hundred eighty (180) days after the Closing Date. Upon the Administrative Agent's reasonable request, and at the Borrower's sole cost and expense, the Borrower shall obtain and provide to the Administrative Agent a written evaluation of an environmental consulting firm reasonably acceptable to the Administrative Agent, confirming that the environmental management system is reasonable and customary, and could reasonably be expected to identify, remedy and manage material environmental liabilities and/or cleanup obligations.

            (p) Further Assurances. The Borrower, at its own cost, expense and liability, will cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, documents and assurances as may be reasonably necessary in order to carry out the intent and purposes of this Agreement and the other Loan Documents, and the transactions contemplated hereby and thereby.

            (q) Cash Management Procedures; Payments to Reserve Accounts.

                  (i) The Borrower hereby confirms that its Subsidiaries have previously established in the respective names of such Subsidiaries the bank accounts listed as "OPERATING ACCOUNTS" specified on Schedule 5.26 (each such account, an "OPERATING ACCOUNT"). The Borrower and its Subsidiaries shall maintain or cause to be maintained the Operating Accounts, and shall deposit or cause to be deposited into the Operating Accounts all Operating Revenues and all other amounts received by the Loan Parties from any source whatsoever, in each case, promptly upon receipt thereof. Each Operating Account shall be linked to the Concentration Account and cash from each Operating Account shall be transferred into the Concentration Account on a daily (or, as agreed to with the Administrative Agent, weekly) basis. None of the Operating Accounts may be closed unless the funds then on deposit in such Account are transferred to another Operating Account or to a new Operating Account established and maintained in accordance with clause (ii) below.

                  (ii) Any Subsidiary of the Borrower may establish additional Operating Accounts as necessary or desirable for its business; provided that if an Operating Account is established with a bank with which such Subsidiary does not maintain an Operating Account as of the Closing Date, such bank shall be organized under the laws of the United States of America or any state thereof having a combined capital and surplus of not less than $500,000,000, unless the Administrative Agent consents to such bank. Any new bank with which an Operating Account shall be established shall be required, upon the opening of such Operating Account, to (i) enter into a Control Agreement, substantially in the form of Exhibit F hereto with such changes thereto as may be requested or approved by the Administrative Agent and the Borrower (or such other form as is reasonably acceptable to the Administrative Agent, such bank and the Borrower), with the Borrower and the Collateral Agent and carry out such further acts as the Administrative Agent may reasonably request in order to perfect the security interest of the Collateral Agent in the relevant accounts and
      (ii) agrees to provide monthly and annual statements as to such Operating Account to the Administrative Agent concurrently with the delivery thereof to the applicable Subsidiary. If an Operating Account is established with a bank with which a Subsidiary of the Borrower already maintains an Operating Account, such bank shall be required, upon the opening of such Operating Account, to enter into an amendment to the existing Control Agreement to which it is a party with such changes thereto as are required or may be requested by the Administrative Agent in order to perfect the security interest of the Collateral Agent in such Operating Account.

                  (iii) The Borrower shall cause amounts held in the Concentration Account to be withdrawn and transferred at the following times and for the following purposes:

                  (A) On each Quarterly Funds Transfer Date, the Borrower shall cause to be transferred to the Debt Service Reserve Account from available Excess Cash Flow an amount equal to, if a positive number,
            (A) the then current Debt Service Reserve Required Balance, minus
            (B) the funds then on deposit in the Debt Service Reserve Account.

                  (B) The Borrower shall cause to be transferred to the Special
            Reserve Account such amounts of Excess Cash Flow, after application of amounts in accordance with the preceding clause (A) and in such manner as are required pursuant to Sections 6.2(f)(ii) and 6.2(f)(iii).

                  (C) Subject to Sections 2.8(c)(v) and 2.8(c)(vi), promptly
            (and in any event within five (5) Business Days) after the Debt Service Coverage Ratio has been calculated for each fiscal quarter of the Borrower, the Borrower shall cause to be transferred to the Distribution Account all Cash Available for Distribution;

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            provided that if the Borrower is permitted to make a Distribution of such amounts to the Investor in accordance with Section 6.2(f)(i), such amounts may be paid by the Borrower directly to the Investor.

                  (iv) The Borrower and the other Loan Parties hereby agree that the Administrative Agent is authorized to withdraw and transfer funds from the Concentration Account to effect the payments described in paragraphs
      (A), (B) and (C) above in the event the Borrower does not cause such funds to be transferred in a timely or otherwise appropriate manner; provided that the Borrower shall under no circumstances be relieved from its obligations under Section 6.1(q)(iii).

            (r) Assignment of Material Contracts. As promptly as possible after the Closing Date, the Borrower shall request, or shall cause each relevant Subsidiary to request, in writing, and the Borrower shall use, or shall cause each relevant Subsidiary to use, all commercially reasonable efforts to obtain from each Airport Authority, a written consent with respect to the collateral assignment of the relevant Subsidiary's interest in each FBO Lease, to the extent required under the terms of such FBO Lease. The Borrower hereby agrees that to the extent any such consent is obtained, it shall promptly following receipt thereof (and in any event, no later than ten (10) Business Days thereafter) and at its own cost and expense, cause the execution and recording of a leasehold deed of trust or mortgage relating to such FBO Lease, and deliver to the Collateral Agent any and all agreements, documents, instruments, filings and writings deemed necessary by the Collateral Agent, or as the Collateral Agent may reasonably request from time to time in its sole discretion, to evidence, perfect or protect the Secured Parties' rights and security interests in and to the FBO Leases. The Borrower hereby authorizes the Collateral Agent to execute, deliver and file any such agreement, document, instrument, filing or writing.

            (s) Debt Service Reserve Required Balance.

                  (i) Subject to clause (ii) below, the Borrower shall deposit to the Debt Service Reserve Account funds equal to an amount which results in such account being funded with the Debt Service Reserve Required Balance as required hereunder and shall thereafter transfer funds to the Debt Service Reserve Account in accordance with Section 6.1(q)(iii)(A).

                  (ii) The Borrower shall be permitted to maintain the Debt Service Reserve Required Balance by any combination (except as otherwise provided in clause (iii) below) of available cash on deposit in the Debt Service Reserve Account and a Debt Service Reserve Letter of Credit maintained in effect by the Borrower; provided that the Debt Service Reserve Letter of Credit shall not be a Letter of Credit issued under the Letter of Credit Facility. The Borrower shall notify the Administrative Agent at least forty-five (45) days prior to the expiration of the Debt Service Reserve Letter of Credit provided pursuant to this Section 6.2(s). Any Debt Service Reserve Letter of Credit shall be unconditionally drawable by the Administrative Agent if any of the following occurs: (A) in the event, and to the extent, of any shortfall in the payment of Mandatory Debt Service when due; (B) in the event the entity that has issued the Debt Service Reserve Letter of Credit suffers an L/C Issuer Event, thirty (30) days after the occurrence of such

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

      L/C Issuer Event, and (C) the occurrence of any Event of Default and acceleration of the Loans and/or exercise of remedies under the Security Documents.

                  (iii) Upon the occurrence of an L/C Issuer Event (and provided that the Administrative Agent shall not have drawn the full amounts available thereunder), the Borrower shall replace any letter of credit affected thereby by depositing cash to the Debt Service Reserve Account or providing a letter of credit issued by an Acceptable Issuer not later than three (3) Business Days after the earlier of (A) the Collateral Agent giving the Borrower written notice thereof and (B) the Borrower having Actual Knowledge thereof.

                  (iv) Upon the satisfaction in full of the Obligations, the Debt Service Reserve Letter of Credit will be forthwith returned to the Borrower for cancellation and termination thereof.

            (t) Operating Accounts.

                  (i) Subject to the following sentence, the Borrower shall at all times, at its sole cost and expense, cause its Subsidiaries holding the following bank accounts to (x) in the case of the account described in clause (A) below, cause all cash in such account (except for an amount to be agreed upon with the Administrative Agent to be reserved for working capital purposes) to be transferred into the Concentration Account no less frequently than on a daily basis, and (y) in the case of the accounts described in clauses (B), (C), (D), (E), (F), (G), (H) and (I) below, cause all cash in such account (except for an amount to be agreed upon with the Administrative Agent to be reserved for working capital purposes) to be transferred into the Concentration Account no less frequently than on a weekly basis: (A) the deposit account (no. 015-00042903) held by Atlantic Aviation Corporation at JPMorgan Chase Bank, (B) the deposit account (no. 0517005305) held by Flightways of Long Island, Inc. at State Bank of Long Island, (C) the accounts (nos. 4000063107 and 4945014702) held by Palm Springs FBO Two LLC at Wells Fargo Bank, (D) the account (no. 4945037083) held by Newport FBO Two LLC at Wells Fargo Bank, (E) the accounts and associated lockboxes (nos. 56-0349-5287, 56-0081-4457 and 56-0081-6524) held by Atlantic Aviation Corporation at PNC Bank, (F) the deposit account (no. 540740134) held by Trajen Flight Support, L.P. at Bank of America, (G) the deposit account (no. 400139-672-5) held by Trajen Flight Support, L.P. at Citizens Bank, (H) the deposit account (no. 4121110092) held by Trajen Flight Support, L.P. at Wells Fargo Bank, and
      (I) the checking account (no. 1850501610) held by Trajen Flight Support, L.P. at County Bank of Stockton; provided that with respect to the accounts at PNC Bank described in clause (E), if at any time the balance in any such account exceeds $25,000, the Borrower shall cause the transfer of cash from such account to the Concentration Account to occur on a daily basis. The Borrower, at its sole cost and expense, shall cause its Subsidiaries to close each of the accounts described in clauses (A) through (I) above and transfer the full balance in each such account to an Operating Account that is subject to a Control Agreement or to a new Operating Account established and maintained in accordance with Section 6.1(q)(ii) by no later than June 30, 2006. The Borrower shall have delivered to the Administrative Agent such

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

      documentation in form and substance reasonably satisfactory to the Administrative Agent evidencing the completion of the actions required pursuant to this clause (i).

                  (ii) As soon as practicable after the Closing Date, the Borrower shall, at its sole cost and expense, cause each deposit account held by MANA or any of its Subsidiaries at Bank of America, N.A. to be closed, and the balance of funds in such accounts to be withdrawn and deposited in a new collections account established with Wachovia Bank, N.A. (the "MANA Collections Account") which shall be opened in accordance with Section 6.1(q)(ii). The Borrower shall cause MANA and its Subsidiaries to deposit or cause to be deposited into the MANA Collections Account all Operating Revenues and all other amounts received by MANA and its Subsidiaries from any source whatsoever, in each case, promptly upon receipt thereof. The MANA Collections Account shall be linked to the Concentration Account and cash in the MANA Collections Account shall be transferred into the Concentration Account no less frequently than on a daily basis. The MANA Collections Account shall not be closed without the prior written consent of the Administrative Agent.

                  (iii) Subject to the following sentence, the Borrower shall at all times, at its sole cost and expense, cause Trajen and each Subsidiary of Trajen holding the bank accounts at Wells Fargo Bank, N.A., Bank of America, N.A., Citizens Bank, Fidelity Bank, and Waukesha State Bank specified on Schedule 5.26, to cause all cash in each such account (except, with respect to any such account, for an amount to be agreed upon with the Administrative Agent to be reserved for working capital purposes, if necessary) to be transferred into the Concentration Account no less frequently than on a daily basis. The Borrower, at its sole cost and expense, shall cause each applicable Subsidiary to close each of such accounts and transfer the full balance in each such account to the Concentration Account or to an existing Operating Account that is subject to a Control Agreement or to a new Operating Account established and maintained in accordance with Section 6.1(q)(ii) by no later than December 31, 2006. The Borrower shall have delivered to the Administrative Agent such documentation in form and substance reasonably satisfactory to the Administrative Agent evidencing the completion of the actions required pursuant to this clause (iii).

                  (iv) The Borrower (or applicable Subsidiary of the Borrower) shall notify the Administrative Agent and the Collateral Agent in writing promptly upon receipt of notice that a Control Agreement with respect to any Operating Account will be terminated or otherwise will no longer be in full force and effect. In such event, the Borrower shall promptly, and in any event prior to the effective date of such termination, cause the withdrawal and transfer of any balance in the affected Operating Account to an existing Operating Account that is subject to a Control Agreement or a new Operating Account established and maintained in accordance with
      Section 6.1(q)(ii).

            (u) Extension of Material Contracts. The Borrower shall cause each of its Subsidiaries operating an FBO Lease, Management Contract or the Heliport Contract to exercise all available extension and renewal rights under each such contract except with the prior written consent of the Required Lenders.

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

            (v) Pledge of Equity Interests in Subsidiaries. The Borrower shall use all commercially reasonable efforts to obtain the consent of an Airport Authority for the pledge of the Equity Securities of any of Trajen's Subsidiaries that is a party to a Trajen FBO Lease to the extent such consent is required thereunder. If the Borrower is unable to obtain such consent within 30 days after the Trajen Acquisition Term Loan Disbursement Date, the Borrower shall, at its sole cost, promptly cause such Subsidiary to be directly and wholly-owned by a single-purpose entity owning only the stock of such Subsidiary (which entity shall also be a Subsidiary of the Borrower). The Equity Securities of each such immediate parent entity shall be pledged in favor of the Collateral Agent to secure the Obligations.

            (w) Disposal of Aviation Maintenance Services Business. The Borrower shall use commercially reasonable efforts to sell, assign, convey and transfer, prior to December 31, 2006, all of its rights and obligations to the businesses and assets relating to the aviation maintenance services currently provided at the FBO facilities operated by certain of Trajen's Subsidiaries (the "MAINTENANCE SERVICES BUSINESSES"), in accordance with the terms of the relevant FBO Leases and the terms of all applicable law and Governmental Authorizations, to a reputable entity or entities possessing reasonably sufficient experience operating similar services in accordance with prudent industry standards for work of similar scope and scale, and under arrangements whereby the Borrower and its Subsidiaries are not responsible or liable for such services following such sale. Without limiting the foregoing, if such sale is not consummated within ninety (90) days following the Closing Date, the Borrower shall arrange for the transfer of the Maintenance Services Businesses and related assets, together with capitalization sufficient for the operations and conduct of such businesses, including the carrying and maintenance of insurance of the types, in the amounts and subject to such deductibles and other terms customarily carried from time to time by others engaged in substantially the same business as the Maintenance Services Business and in accordance with prevailing prudent industry standards, so as to cause such services to be held and provided by a new Subsidiary or group of Subsidiaries in a manner that minimizes the exposure of the Borrower or any of its other Subsidiaries to liability resulting from the conduct of such businesses.

      Section 6.2. Negative Covenants.

      Until the termination of the Commitments and the satisfaction in full by the Borrower of all Obligations, the Borrower will not, and will not permit any of its Subsidiaries to do, any of the following, unless the Required Lenders shall have otherwise consented in writing:

            (a) Indebtedness and Guarantee Obligations. None of the Borrower or its Subsidiaries shall create, incur, assume or permit to exist any Indebtedness or Guarantee Obligations except for the following ("PERMITTED INDEBTEDNESS"):

                  (i) Indebtedness or Guarantee Obligations of the Borrower or its Subsidiaries under the Loan Documents;

                  (ii) Indebtedness of the Borrower or its Subsidiaries listed in Schedule 6.2(a) and existing on the date of this Agreement, with all such Indebtedness identified in Schedule 6.2(a) as being repaid in connection with the Borrowing of Term Loans having been repaid concurrently with such Borrowing;

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

                  (iii) Guarantee obligations of the Borrower or any of its Subsidiaries in respect of Permitted Indebtedness of any of the Borrower or its Subsidiaries;

                  (iv) Permitted Subordinated Debt of the Borrower;

                  (v) Indebtedness of the Borrower under Hedging Agreements entered into with respect to the Loans in accordance with Section 4.1(e); and

                  (vi) Indebtedness incurred to finance the purchase, construction or improvement of fixed or capital assets, including obligations under Capital Leases (which shall be deemed to exist if the Indebtedness is incurred at or within 90 days before or after the purchase or construction of the capital asset); provided that the aggregate principal amount of such Indebtedness, for the Borrower and its Subsidiaries taken as a whole shall not exceed $3,000,000 outstanding at any time.

and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof.

            (b) Liens, Negative Pledges. None of the Borrower or its Subsidiaries shall create, incur, assume or permit to exist any Lien on or with respect to any Property of the Borrower or its Subsidiaries, in either case whether now owned or hereafter acquired, except for the following ("PERMITTED LIENS"):

                  (i) Liens in favor of the Collateral Agent for the benefit of the Secured Parties under the Loan Documents;

                  (ii) Liens listed in Schedule 6.2(b) and existing on the date hereof, all of which Liens that secure Indebtedness that is identified in
      Schedule 6.2(a) as being repaid in connection with the Borrowing of Term Loans shall be terminated concurrently with such Borrowing;

                  (iii) Liens for taxes or other Governmental Charges not at the time delinquent or thereafter payable without penalty or being contested in good faith, provided that adequate reserves for the payment thereof have been established in accordance with GAAP and no Property of the Borrower or its Subsidiaries is subject to impending risk of loss or forfeiture by reason of nonpayment of the obligations secured by such Liens;

                  (iv) Liens of carriers, warehousemen, mechanics, materialmen, vendors, and landlords and other similar Liens imposed by law and incurred in the ordinary course of business consistent with past practice for sums which are not overdue more than 45 days or are being contested in good faith, provided that adequate reserves for the payment thereof have been established in accordance with GAAP;

                  (v) deposits under workers' compensation, unemployment insurance and social security laws or to secure the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, or to secure statutory obligations of

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

      surety or appeal bonds or to secure indemnity, performance or other similar bonds in the ordinary course of business consistent with past practice;

                  (vi) zoning restrictions, easements, rights-of-way, title irregularities and other similar encumbrances, which alone or in the aggregate are not substantial in amount and do not materially detract from the value of the Property subject thereto or interfere with the ordinary conduct of the business of the Borrower or its Subsidiaries;

                  (vii) any purchase-money Lien granted to a Person financing the purchase of goods or equipment if such Lien encumbers only the specific goods or equipment purchased and the Indebtedness secured by such Lien does not exceed the purchase price paid for such goods or equipment;

                  (viii) Liens incurred in connection with the extension, renewal or refinancing of the Indebtedness secured by the Liens described in clauses (ii) and (vii) above, provided that any extension, renewal or replacement Lien (A) is limited to the Property covered by the existing Lien and (B) secures Indebtedness which is no greater in amount, has a maturity date not later than the Indebtedness refinanced and has material terms no less favorable to the Lenders than the Indebtedness secured by the existing Lien; and

                  (ix) Liens arising in connection with any letters of credit issued with respect to any Material Contracts and/or insurance policies that are required to be maintained by the Borrower or its Subsidiaries pursuant to the terms thereof, and Liens of the Airport Authorities as provided in the Material Contracts or under applicable law.

            (c) Asset Dispositions. None of the Borrower or its Subsidiaries shall directly or indirectly sell, lease, convey, transfer or otherwise dispose of (whether in one transaction or in a series of transactions) any Property, whether now owned or hereafter acquired, or enter into any agreement to do any of the foregoing, except for the following:

                  (i) sales by the Borrower or any of its Subsidiaries of inventory to Persons in the ordinary course of their businesses, including, intercompany sales of inventory by one such Loan Party to another such Loan Party;

                  (ii) sales or other dispositions by the Borrower or any of its Subsidiaries of surplus, damaged, worn or obsolete property and equipment in the ordinary course of their businesses for not less than fair market value (except as approved by the Board of Directors of the Borrower in the case of any sale of disposition to a Person that is not an Affiliate); provided that no Event of Default shall have occurred and be continuing;

                  (iii) sales or other dispositions by the Borrower or any of its Subsidiaries of Investments permitted by Section 6.2(e)(ii) for not less than fair market value;

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

                  (iv) sales or other dispositions of Property with a fair market value not exceeding $250,000 in any fiscal year, the proceeds of which are applied to the prepayment of the Loans to the extent required in
      Section 2.8(c);

                  (v) the termination of any of the following FBOs: (i) the FBO currently operated by General Aviation of New Orleans L.L.C. at New Orleans Lakefront Airport, New Orleans, Louisiana; (ii) the FBO currently operated by Trajen Flight Support, L.P. at Gustavus Airport, Juneau, Alaska; and (iii) the FBO currently operated by Trajen Flight Support, L.P. at Lake Tahoe Airport, South Lake Tahoe, California, and in each case, the sale or other disposition by such Subsidiary of property and equipment used in the business of such FBO for not less than fair market value; provided that if terminating such FBO shall require the operator or lessee of such FBO to make a termination or similar payment to the relevant Airport Authority, such termination shall require the prior written consent of the Required Lenders; and

                  (vi) sales of the business and assets relating to the aviation maintenance services currently provided at the FBO facilities operated by certain of Trajen's Subsidiaries, to the extent permitted by the terms of the relevant FBO Leases and in accordance with all applicable law and Governmental Authorizations, in favor of a reputable entity or entities possessing reasonably sufficient experience in operating similar services in accordance with prudent industry standards for work of similar scope and scale, and under arrangements whereby the Borrower and its Subsidiaries are not responsible or liable for such services following such sale.

            (d) Mergers, Acquisitions, Etc. None of the Borrower or its Subsidiaries shall consolidate with or merge into any other Person or permit any other Person to merge into it, acquire any Person as a new Subsidiary or acquire all or substantially all of the assets of any other Person or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets, whether now owned or hereafter acquired, to any Person; provided that the Borrower and its Subsidiaries may merge with each other (and with other Subsidiaries of the Borrower which become Loan Parties), and provided, further that (i) no Default or Event of Default will result after giving effect to any such merger and (ii) in any such merger involving the Borrower, the Borrower is the surviving Person.

            (e) Investments. None of the Borrower or its Subsidiaries shall make any Investment except for Investments in the following:

                  (i) Investments by the Borrower or any of its Subsidiaries in cash and Cash Equivalents;

                  (ii) Investments listed in Schedule 6.2(e) existing on the date hereof;

                  (iii) Investments by the Borrower and any of its Subsidiaries in each other;

                  (iv) deposit accounts established and maintained in accordance with Section 6.2(k) which are subject to control agreements, upon terms and provisions satisfactory to the Administrative Agent, which have been executed by the applicable

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      Loan Party, the Collateral Agent and the depositary bank at which such account is maintained; and

                  (v) securities accounts established and maintained in accordance with Section 6.2(k) which are subject to control agreements, upon terms and provisions satisfactory to the Administrative Agent, which have been executed by the applicable Loan Party, the Collateral Agent and the securities intermediary at which such account is maintained.

            (f) Distributions.

                  (i) None of the Borrower or its Subsidiaries shall make any Distributions or set apart any sum for any such purpose, except:

                  (A) a Subsidiary of the Borrower may make Distributions to another Subsidiary of the Borrower or to the Borrower,

                  (B) the Borrower may make cash Distributions to the Investor in an amount equal to Cash Available for Distribution as of any Calculation Date within thirty-five (35) days following such Calculation Date if each of the following conditions has been met:

                        (I) the Backward Debt Service Coverage Ratio as of such
                  Calculation Date, modified to exclude from the calculation of Net Cash Flow any equity contributions referred to in clause
                  (b) of the definition of "Net Cash Flow", is equal to or greater than 1.50 to 1.00, and the Forward Debt Service Coverage Ratio as of such Calculation Date, modified to exclude from the calculation of Net Cash Flow any equity contributions referred to in clause (b) of the definition of "Net Cash Flow", is equal to or greater than 1.50 to 1.00, each as evidenced by a certificate delivered by the Borrower to the Administrative Agent no later than five (5) Business Days prior to the proposed date of Distribution;

                        (II) with respect to any Calculation Date occurring
                  during the EBITDA Test Period, no Lock-up Event has occurred and is continuing as of such Calculation Date;

                        (III) no Lock-up Period is outstanding as of such
                  Calculation Date;

                        (IV) no Default or Event of Default shall have occurred
                  and be continuing as of the date of such Distribution or shall result from the making of the proposed Distribution;

                        (V) all mandatory prepayments of the Loans, if any, for
                  such fiscal quarter shall have been paid to the Administrative Agent;

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

                        (VI) the Debt Service Reserve Required Balance is fully
                  reserved with either a cash deposit to the Debt Service Reserve Account or a Debt Service Reserve Letter of Credit issued in accordance with Section 6.1(s) or any combination thereof); and

                        (VII) the Administrative Agent has received notice from
                  the Borrower of such Distribution in writing certifying that the foregoing conditions (I) through (VI) have been met; and

                  (C) the Borrower may make a Distribution to the Investor with proceeds of the Borrowing of Term Loans on the Refinancing Term Loan Disbursement Date.

                  (ii) If, as of any Calculation Date, any one or more of the conditions to Distribution set forth in Section 6.2(f)(i)(B) shall not be satisfied, the Borrower shall promptly (and in any event not later than two (2) Business Days after the Borrower has delivered a certified calculation of the Debt Service Coverage Ratios for such Calculation Date pursuant to Section 6.1(a)(v)) transfer to the Collateral Agent for deposit in the Special Reserve Account cash in an amount equal to the Excess Cash Flow as of such Calculation Date, for application to the mandatory prepayment of Loans in accordance with Section 2.8(c)(v).

                  (iii) If a Lock-up Event occurs in respect of any Calculation Date during the EBITDA Test Period, the Borrower shall promptly (and in any event not later than two (2) Business Days after the Borrower has delivered a certified calculation of the EBITDA as of such Calculation Date pursuant to Section 6.1(a)(vi)), transfer to the Collateral Agent for deposit in the Special Reserve Account cash in an amount equal to the Excess Cash Flow as of such Calculation Date and, on each succeeding Calculation Date occurring during the Lock-up Period, cash in an amount equal to the Excess Cash Flow as of such Calculation Date, for application to the mandatory prepayment of Loans in accordance with Section 2.8(c)(v).

            (g) Change in Business. None of the Borrower or its Subsidiaries shall engage, either directly or indirectly, in any business other than the businesses conducted by the Borrower and its Subsidiaries as of the Closing Date, and any business substantially related or incidental thereto, or enter into any new FBO Leases or Management Contracts other than with respect to operations located on municipal airports within the United States and Canada. The Borrower and its Subsidiaries shall not change their respective payment arrangements with fuel suppliers, as such arrangements are in effect as of the Closing Date, such that the purchase price for fuel is a price other than on the basis of the prevailing market price at the time of delivery or payment for fuel is made on a deferred basis, without the prior written consent of the Required Lenders.

            (h) Payments of Indebtedness. None of the Borrower or its Subsidiaries shall (i) prepay, redeem, purchase, defease or otherwise acquire or satisfy in any manner prior to the scheduled due date thereof any Indebtedness (other than Permitted Indebtedness so long as no Default or Event of Default is then existing or would result from such prepayment, and the

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Obligations); (ii) amend, modify or otherwise change the terms of any document, instrument or agreement evidencing Indebtedness (other than Permitted Indebtedness so long as no Default or Event of Default is then existing or would result from such prepayment, and the Obligations) so as to accelerate any scheduled payment thereof or (iii) without limiting the generality of the provisions of Section 6.2(m), amend, modify or otherwise change the payment terms of the Acquisition Agreements in a manner materially adverse to the Borrower without the prior consent of the Administrative Agent acting at the direction of the Required Lenders.

            (i) ERISA. None of the Borrower or its Subsidiaries shall:

                  (i) take any action which will result in the partial or complete withdrawal, within the meanings of sections 4203 and 4205 of ERISA, from a Multiemployer Plan;

                  (ii) engage or permit any Person to engage in any transaction prohibited by section 406 of ERISA or section 4975 of the IRC involving any Employee Benefit Plan or Multiemployer Plan which would subject the Borrower or any ERISA Affiliate to any tax, penalty or other liability including a liability to indemnify;

                  (iii) incur or allow to exist any accumulated funding deficiency (within the meaning of section 412 of the IRC or section 302 of ERISA with respect to any Employee Benefit Plan);

                  (iv) fail to make full payment when due of all amounts due as contributions to any Employee Benefit Plan or Multiemployer Plan;

                  (v) fail to comply with the requirements of section 4980B of the IRC or Part 6 of Title I(B) of ERISA; or

                  (vi) adopt any amendment to any Employee Benefit Plan which would require the posting of security pursuant to section 401(a)(29) of the IRC,

where singly or cumulatively, the above event or events would be reasonably likely to have a Material Adverse Effect.

            (j) Transactions With Affiliates. Except as otherwise permitted by the Loan Documents, none of the Borrower or its Subsidiaries shall enter into any Contractual Obligation with any Affiliate (other than the Borrower or a Subsidiary of the Borrower) or engage in any other transaction with any Affiliate except upon terms at least as favorable to such Loan Party as an arms-length transaction with unaffiliated Persons; provided that the foregoing shall not preclude reasonable non-cash allocation of costs to the Borrower by MIC.

            (k) Accounts. None of the Borrower or its Subsidiaries shall maintain banking accounts or securities accounts other than (i) the Accounts,
(ii) the bank accounts and securities accounts listed in Schedule 5.26, and
(iii) additional bank accounts and securities accounts established after the Closing Date for the working capital needs of the Borrower or any of its Subsidiaries which are subject to control agreements, upon terms and provisions satisfactory to the Administrative Agent, which have been executed by the applicable Loan

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Party, the Collateral Agent and the depositary bank or securities intermediary at which such account is maintained.

            (l) Accounting Changes. None of the Borrower or its Subsidiaries shall change (i) its fiscal year (currently January 1 through December 31) or
(ii) its accounting practices except as required by GAAP.

            (m) Amendments of Material Documents. Without the prior written consent of the Administrative Agent, none of the Borrower or its Subsidiaries shall (i) cancel or terminate or replace any Material Contract, Organizational Document or Acquisition Agreement (collectively, the "MATERIAL DOCUMENTS"), (ii) consent to or accept any cancellation or termination of any Material Document (other than as permitted without the consent of the relevant Loan Party and without a default in accordance with the terms of such Material Document), (iii) amend, modify or supplement in any material respect any Material Document or any document executed and delivered in connection therewith, in any respect that could reasonably be expected to adversely affect any material right or interest of the Lenders or any Loan Party's ability to pay and perform the Obligations;
(iv) waive any material default under, or material breach of, any Material Document or waive, fail to enforce, forgive, compromise, settle, adjust or release any material right, interest or entitlement, howsoever arising, under, or in respect of any Material Document or in any way vary, or agrees to the variation of, any material provision of such Material Document or of the performance of any material covenant or obligation by any other Person under any Material Document that could reasonably be expected adversely affect any material any right or interest of the Lenders or any Loan Party's ability to pay and perform the Obligations, or (v) assign (other than pursuant to the Security Documents) or otherwise dispose of (by operation of law or otherwise) any part of its interest in any Material Document other than to another Loan Party.

            (n) Joint Ventures. None of the Borrower or its Subsidiaries shall enter into any Joint Venture.

            (o) Management Fees; Non-Cash Allocations. None of the Borrower or its Subsidiaries shall pay any management fees other than (i) management fees paid by a Loan Party to another Loan Party or Loan Parties and (ii) third-party facility management fees approved by the Board of Directors of the Borrower and the Administrative Agent (such approval by the Administrative Agent not to be unreasonably withheld); provided that the foregoing shall not preclude reasonable non-cash allocation of costs to the Borrower by MIC.

            (p) Jurisdiction of Formation. None of the Borrower or its Subsidiaries shall change its respective jurisdiction of formation except upon not less than thirty (30) days prior written notice to the Administrative Agent.

            (q) Sales and Leaseback; off-Balance Sheet Financing. None of the Borrower or its Subsidiaries shall engage in (i) any sale and leaseback transaction with respect to any of its Property of any character, whether now owned or hereafter acquired or (ii) any off-balance sheet transaction or other similar transaction.

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            (r) Expansion Capital Expenditures. None of the Borrower or its
Subsidiaries shall incur or pay for any Expansion Capital Expenditures unless such expenditures are paid with funds transferred from the Distribution Account, financed by Indebtedness permitted in accordance with Section 6.2(a)(iv) or funded by equity contributions made by the Investor.

                                   ARTICLE VII

                           EVENTS OF DEFAULT; REMEDIES

      Section 7.1. Events of Default.

      Any one or more of the following events shall constitute an Event of
Default:

            (a) (i) the Borrower shall fail to pay any principal of any Loan or any Reimbursement Obligation or any Hedging Termination Obligation when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise, or (ii) the Borrower shall fail to pay any interest on any Loan or any Hedging Obligation, when and as the same shall become due and payable, or shall fail to transfer any amounts to the Collateral Agent when and as required in accordance with Section 6.1(q) and such failure shall continue unremedied for a period of three (3) Business Days, or
(iii) the Borrower shall fail to pay any fee or any other amount (other than the amounts referred to in clause (i) or (ii) above), and such failure shall continue unremedied for a period of three (3) Business Days after notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of the Required Lenders); provided that no Event of Default shall occur pursuant to this Section 7.1(a)(i) with respect to any failure to prepay Loans pursuant to Section 2.8(c)(vi) unless such failure shall continue unremedied for a period of six (6) consecutive months.

            (b) the Borrower shall fail to comply with any covenant or agreement contained in Section 6.1(d), Section 6.1(g), Section 6.1(h)(i), Section 6.1(i),
Section 6.1(j), Section 6.1(k), or Section 6.2; or

            (c) at any time, funds on deposit in any Account are used by or on behalf of the Borrower other than for the purposes expressly specified in this Agreement or are withdrawn by or at the direction of the Borrower other than as expressly permitted pursuant to the Collateral Agency Agreement; or

            (d) any default shall occur under any Subsidiary Guaranty or other Security Document and such default shall continue beyond any period of grace provided with respect thereto; or

            (e) any insurance required to be maintained pursuant to Section 6.1(e) of this Agreement is terminated, ceases to be valid and in full force and effect or is amended or otherwise modified in any manner so as could reasonably be expected to have a Material Adverse Effect, unless replacement insurance with coverages and other terms substantially similar to the previous insurance and meeting the requirements of Section 6.1(e) of this Agreement is procured within thirty (30) days of such event.

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

            (f) the Borrower or any other Loan Party shall fail to comply with any covenant or agreement under this Agreement or under any other Loan Document (other than those specified in subsections (a), (b), (c), (d) or (e) above), and such failure is not remedied within 30 days after notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of the Required Lenders) or, if the failure is capable of remedy, such longer period as may be agreed to between the Administrative Agent in its discretion and the applicable Loan Party so long as the applicable Loan Party is diligently pursuing such remedy and such extension of time does not result or could not reasonably be expected to result in a Material Adverse Effect; or

            (g) any representation or warranty made by the Borrower or any other Loan Party in any Loan Document to which it is a party, or in any certificate or document delivered to the Administrative Agent or the Collateral Agent by the Borrower or any other Loan Party pursuant to any Loan Document, shall prove to have been incorrect when made or deemed made and a Material Adverse Effect would reasonably be expected to result therefrom; or

            (h) any of the Borrower or its Subsidiaries shall (i) fail to make any payment on account of any Indebtedness of such Person (other than the Obligations or Permitted Subordinated Indebtedness) when due (whether at scheduled maturity, by required prepayment, upon acceleration or otherwise) and such failure shall continue beyond any grace period provided with respect thereto, if the amount of such Indebtedness exceeds $500,000 or the effect of such failure is to cause, or permit the holder or holders thereof to cause, such Indebtedness of the Borrower or any of its Subsidiaries (other than the Obligations or Permitted Subordinated Indebtedness) in an aggregate amount exceeding $500,000 to become redeemable, liquidated, due or otherwise payable (whether at scheduled maturity, by required prepayment, upon acceleration or otherwise) and/or to be secured by cash collateral or (ii) otherwise fail to observe or perform any agreement, term or condition contained in any agreement or instrument relating to any Indebtedness of such Person (other than the Obligations or Permitted Subordinated Indebtedness), or any other event shall occur or condition shall exist, if the effect of such failure, event or condition is to cause, or permit the holder or holders thereof to cause, such Indebtedness of the Borrower or any of its Subsidiaries (other than the Obligations or Permitted Subordinated Indebtedness) in an aggregate amount exceeding $500,000 to become redeemable, liquidated, due or otherwise payable (whether at scheduled maturity, by required prepayment, upon acceleration or otherwise) and/or to be secured by cash collateral; or

            (i) any of the Borrower or its Subsidiaries shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its respective Property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated in full or in part, (v) become insolvent (as such term may be defined or interpreted under any applicable statute), or (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its Property by any official in an involuntary case or other proceeding commenced against it; or

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            (j) proceedings for the appointment of a receiver, trustee, liquidator or custodian of any of the Borrower or its Subsidiaries or of all or a substantial part of the Property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to any such Loan Party or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within sixty (60) days of commencement; or

            (k) a final judgment that is not covered by available insurance as acknowledged in writing by the provider of such insurance or as certified to the Administrative Agent by an independent insurance broker or carrier satisfactory to the Administrative Agent is entered against any of the Borrower or its Subsidiaries in excess of $500,000 and such judgment remains unsatisfied without procurement of a stay of execution for more than 30 days after its entry; or

            (l) (i) any Loan Document or any material term thereof shall cease, for any reason, to be in full force and effect or any Loan Party shall so assert in writing and any such event continues for ten (10) days after the earlier of the Administrative Agent giving notice and the Borrower becoming aware of such event; or (ii) any Security Document shall cease, except in accordance with its terms, to be effective to grant a valid and first-priority perfected Lien on the Collateral described therein (other than with respect to Permitted Liens); or
(iii) the Borrower or any of its Subsidiaries shall issue, create or permit to be outstanding any Equity Securities which shall not be subject to a first-priority perfected Lien under the Security Documents; or

            (m) any Reportable Event which the Administrative Agent reasonably believes in good faith constitutes grounds for the termination of any Plan by the PBGC or for the appointment of a trustee by the PBGC to administer any Plan shall occur and be continuing for a period of thirty (30) days or more after notice thereof is provided to the Borrower by the Administrative Agent, or a trustee shall be appointed by the PBGC to administer any Plan; or

            (n) a Change of Control shall occur; or

            (o) any party to a Material Contract shall fail to perform or observe in any respect the terms, covenants, obligations or conditions contained in such Material Contract or shall materially breach or otherwise be in default under such Material Contract, which failure, breach or default shall have remained unremedied beyond the applicable grace or cure period, if any, provided in such Material Contract, and such failure continues for a period of 30 days after notice from the Administrative Agent or, if the failure is capable of remedy, such longer period as may be agreed to between the Administrative Agent in its discretion and the applicable Loan Party so long as the applicable party is diligently pursuing such remedy and such extension of time does not or could not reasonably be expected to result in a Material Adverse Effect; provided that any such event occurring with respect to a party other than a Loan Party shall be deemed an Event of Default only if such event had or could reasonably be expected to have a Material Adverse Effect; or

            (p) (i) any Material Contract at any time for any reason ceases to be valid and binding and in full force and effect with respect to any party thereto, or any such Person shall so

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

assert in writing, other than with respect to the scheduled expiration date of such Material Contract; (ii) any Material Contract is terminated prior to the scheduled expiration date thereof by or on behalf of any party thereto for any reason whatsoever without the prior written consent of the Administrative Agent, or a Loan Party is notified by or on behalf of an Airport Authority of its intent to terminate any Material Contract, or a Material Contract becomes capable of being terminated as a result of a breach by any Loan Party; or (iii) any material provision of any Material Contract shall be declared to be null and void, and any such event shall continue in effect for ten (10) days; or

            (q) any Loan Party shall abandon its business operations at any airport at which it is entitled to conduct its business under a Material Contract, which abandonment shall be deemed to have occurred if such Loan Party shall fail, without reasonable cause, to conduct business operations in the ordinary course at such airport for a continuous period of more than 30 days; or

            (r) any Governmental Authorization necessary (i) for the execution, delivery and performance by any Loan Party of any of the Loan Documents or Material Documents to which it is a party, or for the performance by any such Loan Party of its material rights and obligations thereunder or (ii) for the ownership, leasing or operation of any material portion of the business of the Loan Parties (determined on a consolidated basis) as conducted as of the Closing Date, shall be revoked, terminated, withdrawn, suspended or materially modified, unless such Governmental Authorization is reinstated within ten (10) days after the occurrence of such event (or such longer period as is necessary to reinstate such Governmental Authorization, so long as the applicable Loan Party is diligently pursuing such reinstatement and such extension of time does not result or could reasonably be expected to result in a Material Adverse Effect); or

            (s) any substantial portion of the Property of the Borrower or any of its Subsidiaries (determined on a consolidated basis) is seized, condemned, nationalized or appropriated without fair value being paid therefor (or made up through equity contributions) so as to allow replacement of such Property and/or prepayment of Obligations and to allow the Borrower in the Administrative Agent's reasonable judgment to continue satisfying its obligations hereunder and under the other Loan Documents; or

            (t) the Backward Debt Service Coverage Ratio shall be less than or equal to 1.20 to 1.00 as of the end of any fiscal quarter of the Borrower, or the Leverage Ratio as of any two consecutive Calculation Dates during the Leverage Ratio Test Period is greater than the Applicable Leverage Ratio for such period; or

            (u) any event or condition involving loss, liability, damage or financial impact in excess of $10,000,000 suffered or incurred by one or more of the Borrower or any of its Subsidiaries shall occur or exist, which event or condition could reasonably be expected to have a Material Adverse Effect.

      Any Event of Default referred to in Section 7.1(o), (p) or (q) affecting one or more FBOs (other than a Non-Eligible FBO) may, at any time prior to acceleration of the Loans under Section 7.2(a)(ii), be cured by prepayment in accordance with Section 2.8(b) of a portion of the Term Loans equal to (i) the Term Loans outstanding as of the date on which such Event of

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Default occurred multiplied by (ii) the Proportional EBITDA Contribution of such
FBO(s), whereupon the Borrower Subsidiary or Borrower Subsidiaries party to the FBO Leases at the affected FBO locations shall be released from the Loan Documents; provided that such method of cure may be exercised as to any FBO only if the Proportional EBITDA Contribution of such FBO, when added to the Proportional EBITDA Contribution of any other FBO(s) as to which such method of cure is concurrently exercised, does not exceed the Maximum Release Percentage. Any such prepayment shall be made solely out of Cash Available for Distribution as of the end of the most recent fiscal quarter of the Borrower or from new equity contributions from the Investor to the Borrower, or a combination thereof. For the avoidance of doubt, the cure right permitted by this paragraph shall not be available with respect to the Non-Eligible FBOs, and may not be exercised more than once during the period from the Refinancing Term Loan Disbursement Date through and including the date on which all Obligations have been indefeasibly paid in full and the Commitments under this Agreement have terminated.

      Section 7.2. Remedies Upon Event of Default.

            (a) If any Event of Default occurs and is continuing, the Administrative Agent may, and upon the request of the Required Lenders shall:
(i) by notice to the Borrower, declare the Commitments to be terminated, whereupon the same shall forthwith terminate (except that any such termination shall not affect the obligation of each Revolving Loan Lender to reimburse the Issuing Bank in respect of any Drawing under a Letter of Credit issued pursuant to Section 2.13 prior to such termination); (ii) by notice to the Borrower, declare the entire unpaid principal amount of the Loans (together with all accrued and unpaid interest thereon and any other amount then due under the Loan Documents) and all other Obligations to be forthwith due and payable, whereupon such amounts shall become and be forthwith due and payable, without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived by the Borrower; and/or (iii) instruct the Collateral Agent to foreclose on any or all of the Collateral and/or proceed to enforce all remedies available to the Administrative Agent (or Collateral Agent) pursuant to the Loan Documents or otherwise as a matter of law. Notwithstanding the foregoing, if an Event of Default referred to in Section 7.1(i) or (j) shall occur with respect to the Borrower, automatically and without notice the actions described in clauses (i) and (ii) above shall be deemed to have occurred.

            (b) Without limiting the rights of the Administrative Agent set forth in paragraph (a) above or elsewhere in this Agreement, if any Event of Default or Revolver Event of Default occurs and is continuing, the Revolving Loan Lender (with respect to the Revolving Loans only and irrespective of any action or inaction taken with respect to the Term Loans) may, by notice to the Borrower (in the case of a Revolver Event of Default which is not otherwise an Event of Default, given not later than fifteen (15) days of the Revolving Loan Lender receiving written notice of the occurrence of such Revolver Event of Default), (i) declare the Revolving Loan Commitments to be terminated, whereupon the same shall forthwith terminate (except that any such termination shall not affect the obligation of the Revolving Loan Lender to reimburse the Issuing Bank in respect of any Drawing under a Letter of Credit issued pursuant to Section
2.13 prior to such termination); and/or (ii) declare the entire unpaid principal amount of the Revolving Loans (together with all accrued and unpaid interest thereon and any other amount then due under the Loan Documents) and all other Obligations owing to the Revolving Loan Lender to be forthwith due and payable, whereupon such amounts shall become and be forthwith

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due and payable, without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived by the Borrower. Any such acceleration of the Obligations owed to the Revolving Loan Lender shall not alter or affect the limitations on remedies specified in paragraph (c) below.

            (c) Subject to paragraph (d) below, no Financing Party may, except with the prior consent of the Required Lenders (i) enforce any security interest created or evidenced by any Security Document or require the Administrative Agent to enforce any such security interest (provided that the foregoing shall not limit any right of setoff by a Lender permitted hereunder); (ii) sue for or institute any creditor's process (including an injunction, garnishment, execution or levy, whether before or after judgment) in respect of any Obligation (whether or not for the payment of money) owing to it under or in respect of any Loan Document; (iii) take any step for the winding-up, administration of or dissolution of, or any insolvency proceeding in relation to, the Borrower, or for a voluntary arrangement, scheme of arrangement or other analogous step in relation to the Borrower, or (iv) apply for any order for an injunction or specific performance in respect of the Borrower in relation to any of the Loan Documents.

            (d) If the Revolving Loans and interest thereon are not repaid in full on the Maturity Date, the Revolving Loan Lender may bring any action or proceeding (i) for collection of such unpaid amounts and other amounts due and owing to the Revolving Loan Lender with respect thereto and (ii) for the recognition or enforcement of any judgment with respect to such unpaid amounts and such other amounts. Notwithstanding the foregoing, as long as any real property is included in the Collateral, the Revolving Loan Lender shall not exercise any rights or remedies that could reasonably be expected to result in the loss of the Collateral Agent's Lien on the Collateral pursuant to the California "one action" rule or any similar rule of any other jurisdiction. Notwithstanding anything in the foregoing to the contrary, the Revolving Loans shall at all times be secured by the Lien pursuant to the Security Documents, subject to the direction of the Required Lenders.

      Section 7.3. Waiver of Event of Default.

      Any Event of Default may be waived as provided in Section 10.1. No waiver of any Event of Default shall constitute a waiver of any other or any succeeding Event of Default except to the extent specifically provided in such waiver.

                                  ARTICLE VIII

                              ADMINISTRATIVE AGENT

      Section 8.1. Appointment and Authorization of Administrative Agent.

      Each Financing Party hereby appoints, designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, the Administrative Agent shall not have any

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duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Financing Party or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" herein and in the other Loan Documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Legal Requirement. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

      Section 8.2. Delegation of Duties.

      The Administrative Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct.

      Section 8.3. Liability of Administrative Agent.

      None of the Administrative Agent, its officers, directors, employees, agents, attorneys-in-fact and Affiliates shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct in connection with its duties expressly set forth herein), or (b) be responsible in any manner to any Financing Party or participant for any recital, statement, representation or warranty made by any Loan Party or any officer thereof, contained herein or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of any Loan Party or any other party to any Loan Document to perform its obligations hereunder or thereunder. None of the Administrative Agent and any of its officers, directors, employees, agents, attorneys-in-fact and Affiliates shall be under any obligation to any Financing Party or participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party or any Affiliate thereof.

      Section 8.4. Reliance by Administrative Agent.

      The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, electronic mail message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and

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statements of legal counsel (including counsel to any Loan Party), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Financing Parties against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders (or such greater number of Lenders as may be expressly required hereby in any instance) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

      Section 8.5. Notice of Default.

      The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Financing Parties, unless the Administrative Agent shall have received written notice from a Financing Party or the Borrower referring to this Agreement, describing such Default and stating that such notice is a "notice of default." The Administrative Agent will notify the Financing Parties of its receipt of any such notice. The Administrative Agent shall take such action with respect to such Default or Event of Default as may be directed by the Required Lenders (or such other number or percentage of Lenders as shall be necessary under the circumstances as provided in Section 10.1; provided, that unless and until the Administrative Agent has received any such direction, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Financing Parties.

      Section 8.6. Credit Decision; Disclosure of Information.

      Each Financing Party acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representation or warranty to it, and that no act by the Administrative Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates to any Financing Party as to any matter, including whether the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates have disclosed material information in their possession. Each Financing Party represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their respective Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower hereunder. Each Financing Party also represents that it will, independently and without reliance upon the

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Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly required to be furnished to the Financing Parties by the Administrative Agent herein, the Administrative Agent shall not have any duty or responsibility to provide any Financing Party with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Borrower or any of its Affiliates which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

      Section 8.7. Indemnification.

      To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent or any Indemnitee, each Financing Party severally agrees to pay to the Administrative Agent or such Indemnitee such Financing Party's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount. The undertaking in this Section 8.7 shall survive termination of the Commitments, the payment of all Obligations and the resignation of the Administrative Agent.

      Section 8.8. Administrative Agent in Its Individual Capacity.

      The Administrative Agent and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with each of the Loan Parties and their respective Affiliates as though the Administrative Agent were not the Administrative Agent hereunder and without notice to or consent of the Financing Parties. The Financing Parties acknowledge that, pursuant to such activities, the Administrative Agent or its Affiliates may receive information regarding any Loan Party or its Affiliates (including information that may be subject to confidentiality obligations in favor of such Loan Party or such Affiliate) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them. With respect to its Loans or other Credit Exposure, the Administrative Agent shall have the same rights and powers under this Agreement as any other Financing Party and may exercise such rights and powers as though it were not the Administrative Agent.

      Section 8.9. Collateral Agency Agreement.

      Each Financing Party hereby authorizes the Administrative Agent and the Collateral Agent to execute and deliver the Collateral Agency Agreement on behalf of such Financing Party and agrees that, upon such execution and delivery, such Financing Party shall be bound by the terms and provisions thereof as if such Financing Party was a signatory thereto. Each Financing Party further authorizes the Administrative Agent to exercise such powers and discretion under each such agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto. As to matters not expressly

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provided for in the Collateral Agency Agreement, the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders; provided that the Administrative Agent shall not be required to take any action that exposes it to personal liability or that is contrary to the Loan Documents or applicable Legal Requirements.

      Section 8.10. Successor Administrative Agent.

      The Administrative Agent may resign as Administrative Agent upon 30 days' prior written notice to the Lenders, and the Administrative Agent may be removed at any time for cause by the Required Lenders. If the Administrative Agent resigns under this Agreement or if the Administrative Agent is removed, the Required Lenders shall appoint from among the Lenders a successor administrative agent for the Lenders, which successor administrative agent shall be consented to by the Borrower at all times other than during the existence of an Event of Default (which consent of the Borrower shall not be unreasonably withheld or delayed). If no successor administrative agent is appointed prior to the effective date of the resignation or removal of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Lenders and the Borrower, a successor administrative agent from among the Lenders. Upon the acceptance of its appointment as successor administrative agent hereunder, the Person acting as such successor administrative agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term "Administrative Agent" shall mean such successor administrative agent, and the retiring Administrative Agent's appointment, powers and duties as Administrative Agent shall be terminated. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Article VIII and Section 10.3 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. If no successor administrative agent has accepted appointment as Administrative Agent by the date which is 30 days following a retiring Administrative Agent's notice of resignation or removal, the retiring Administrative Agent's resignation or removal shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above.

      Section 8.11. Lead Arrangers.

      The Lead Arrangers shall not have any right, power, obligation, liability, responsibility or duty under this Agreement other than, to the extent it is a Lender or the Administrative Agent, those applicable to all Lenders or the Administrative Agent, as the case may be, as such. Each Lender acknowledges that it has not relied, and will not rely, on the Lead Arrangers in deciding to enter into this Agreement or in taking or not taking action hereunder.

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                                   ARTICLE IX

                              HEDGING ARRANGEMENTS

      Section 9.1. Hedging Payments.

      Each Hedging Bank agrees that it shall not (i) demand (other than as may be necessary in order to exercise any right to terminate any Hedging Transaction pursuant to a Hedging Agreement as permitted under Section 9.2 or required under
Section 9.3) or receive payment, prepayment or repayment of, or any distribution in respect of, or on account of, any of the Hedging Obligations in cash or in kind, or apply any money or property in or towards the discharge of any Hedging Obligations except for scheduled payments arising under the terms of the Hedging Agreements, or (ii) permit to exist or receive any security interest or any financial support (including the giving of any guarantee or the making of any deposit or payment) for or in respect of any of the Hedging Obligations other than under the Loan Documents.

      Section 9.2. Voluntary Termination.

      Each Hedging Bank agrees that it may terminate a Hedging Transaction pursuant to a Hedging Agreement only upon the occurrence of any of the following events: (i) the Administrative Agent has declared that all of the amounts outstanding under the Loan Documents are immediately due and payable or such acceleration has occurred without notice from the Administrative Agent pursuant to Section 7.2(a), (ii) the Required Lenders have directed the Administrative Agent to seek a lifting of the automatic stay or any other stay in any Bankruptcy Proceeding so as to permit an acceleration of all of the amounts outstanding under the Loan Documents pursuant to Section 7.2(a), (iii) early termination is permitted in accordance with the terms of such Hedging Agreement by the Hedging Bank in the event it becomes unlawful for such Hedging Bank to perform any absolute or contingent obligation under such Hedging Agreement, (iv) early termination is permitted in accordance with the terms of such Hedging Agreement upon the occurrence of a tax event or tax event upon merger, (v) the Administrative Agent has requested such termination in accordance with Section 9.3, (vi) the Loans are repaid in full, or (vii) an Event of Default occurs under Section 7.1(a) with respect to the Hedging Agreements entered into by such Hedging Bank.

      Section 9.3. Involuntary Termination or Reduction.

            (a) If the Administrative Agent has declared that all of the amounts outstanding under the Loan Documents are immediately due and payable or such acceleration has occurred without notice from the Administrative Agent pursuant to Section 7.2(a), each Hedging Bank agrees that, at the written request of the Administrative Agent (acting at the direction of the Required Lenders), such Hedging Bank shall exercise its rights to terminate all hedging transactions under each Hedging Agreement to which it is a party.

            (b) If the aggregate notional amounts hedged under the Hedging Agreements exceed by more than ten percent (10%) of the aggregate principal amount of the Loans for a period of more than sixty (60) days, the Borrower shall reduce the amounts hedged under the Hedging Agreements (allocated ratably among the Hedging Agreements according to the respective amounts hedged thereunder) to a level equal to 100% of the Loans outstanding.

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      Section 9.4. Agreement to be Bound by Loan Documents; Benefit of Lien of
Security Documents.

      By entering into a Hedging Agreement entitling it to the benefits of the Loan Documents, each Hedging Bank shall be deemed to have agreed to be bound by the provisions set forth in this Agreement and the Collateral Agency Agreement applicable to Hedging Banks and Financing Parties. So long as the terms thereof are in compliance with this Agreement, each Hedging Agreement shall be secured by the Liens created by the Security Documents on a pari passu basis.

                                    ARTICLE X

                                  MISCELLANEOUS

      Section 10.1. Amendments; Waivers.

            (a) No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrower or other applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent; provided that no such amendment, waiver or consent shall: (i) extend or increase the Commitment of any Lender without the written consent of such Lender; (ii) postpone any date fixed by this Agreement or any other Loan Document for any payment or mandatory prepayment of principal, interest, fees or other amounts due to the Lenders (or any of them), or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender directly affected thereby; (iii) reduce the principal of, or the rate of interest specified herein on, any Loan, or any fees or other amounts payable hereunder or under any other Loan Document, or change any financial ratio or the manner of calculation of any financial ratio (including any change in any applicable defined term) used in determining the amount of any mandatory prepayment that would result in a reduction of any such prepayment, without the written consent of each Lender directly affected thereby; (iv) change Section 2.12 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender;
(v) change any provision of this Section 10.1 or the definition of "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender; (vi) release any Guarantor from the Subsidiary Guaranty, or (vii) release all or any material part of the Collateral without the written consent of each Lender and Hedging Bank (except that (A) any release in connection with a sale or other disposition of Collateral authorized by Section 6.2(c) shall not require the approval of any Lender or Hedging Bank) and (B) any amendment, waiver or consent which modifies the terms of Section 6.2(c) (including any modification relating to the prepayment of proceeds from any such sale or other disposition) shall require the consent of the Required Lenders); and provided, further, that (A) no amendment, waiver or consent shall, without the written consent of the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document, (B) no amendment, waiver or consent shall, without the written consent of the Issuing Bank in addition to the Lenders required above, affect the rights or duties of the Issuing Bank under this Agreement or

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any other Loan Document (C) no amendment, waiver or consent shall, without the written consent of each Hedging Bank directly affected thereby in addition to the Lenders required above, affect the rights or duties of such Hedging Bank under this Agreement or any other Loan Document, and (D) any separate fee agreement between the Borrower and the Administrative Agent in its capacity as such or between the Borrower and the Lead Arrangers in their capacities as such may be amended or modified by such parties; and provided, further, that any waiver of conditions precedent set forth in Section 4.1(h) or Section 4.3(k) which relate to the perfection of a security interest in Collateral can be waived by the Administrative Agent in its discretion, provided that such condition shall instead be satisfied after the applicable Disbursement Date, and within time periods established by the Administrative Agent in its discretion; and provided, further, that (A) no amendment, waiver or consent shall, without the written consent of the Revolving Loan Lender, in addition to the Lenders required above, be effective for purposes of determining the obligation of the Revolving Loan Lender to make Revolving Loans or the existence or non-existence of a Revolver Event of Default, or the rights of the Revolving Loan Lender specified in Section 7.2(b), and (B) no amendment, waiver or consent shall, without the written consent of the Issuing Bank, in addition to the Lenders required above, be effective for purposes of determining the obligation of the Issuing Bank to issue Letters of Credit.

            (b) No failure or delay by the Administrative Agent or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (a) of this Section 10.1, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent or any Lender may have had notice or knowledge of such Default at the time.

      Section 10.2. Notices.

            (a) Unless otherwise expressly provided herein, (and subject to paragraph (c) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

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                  (i) if to the Borrower:

                  North America Capital Holding Company
                  6504 International Parkway
                  Suite 1100
                  Plano, Texas  75093
                  Attention: Chris C. Dierks
                  Telephone: (972) 447-4205
                  Facsimile: (972) 447-4229

                  with a copy to:

                  Macquarie Infrastructure Company Inc.
                  125 West 55th Street
                  New York, New York 10019
                  Attention: David Mitchell
                  Telephone: (212) 231-1814
                  Facsimile: (212) 231-1828

                  and

                  Pillsbury Winthrop Shaw Pittman LLP
                  1650 Tysons Boulevard
                  McLean, Virginia 22102
                  Attention: Craig E. Chason, Esq.
                  Telephone: (703) 770-7947
                  Facsimile: (703) 770-7901

                  (ii) if to the Administrative Agent:

                  Mizuho Corporate Bank, Ltd.
                  Project Finance
                  1251 Avenue of the Americas, 32 Fl.,
                  New York, New York 10020
                  Attention: Willie Freeman, Vice President
                  Telephone: (212) 282-3547
                  Facsimile: (212) 282-3618

                  and

                  Mizuho Corporate Bank, Ltd.
                  Loan Administration
                  1800 Plaza Ten
                  Jersey City, New Jersey 07311
                  Attention: Betty Ali, Vice President
                  Telephone: (201) 626-9820
                  Facsimile: (201) 626-9935

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                  (iii) if to the Revolving Loan Lender or the Issuing Bank:

                  Mizuho Corporate Bank, Ltd.
                  Loan Administration
                  1800 Plaza Ten
                  Jersey City, New Jersey 07311
                  Attention: Betty Ali, Vice President
                  Telephone: (201) 626-9820
                  Facsimile: (201) 626-9935

                  (iv) if to any Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

            (b) Loan Documents may be transmitted and/or signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable Legal Requirements, have the same force and effect as manually-signed originals and shall be binding on all Loan Parties, the Administrative Agent and the Lenders. The Administrative Agent may also require that any such documents and signatures be confirmed by a manually-signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

            (c) Electronic mail and internet and intranet websites may be used only to distribute routine communications, such as Financial Statements and other information as provided in Section 6.1(a), and to distribute Loan Documents for execution by the parties thereto, and may not be used for any other purpose.

            (d) Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the Borrower and the Administrative Agent. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

      Section 10.3. Expenses; Indemnity; Damage Waiver.

            (a) The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and the Collateral Agent, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent and the Collateral Agent, in connection with the preparation, negotiation and execution of this Agreement and the other Loan Documents and any amendment, modification or waiver of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), the syndication of the credit facilities provided for herein, and administration of the transactions contemplated hereby and thereby, and (ii) all reasonable out-of-pocket expenses incurred by the Administrative Agent, the Collateral Agent or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent or the Collateral Agent, in connection with the enforcement, attempted enforcement or protection of its rights in connection with this Agreement or any other Loan Document, including its rights under this Section, or in connection with the Loans made hereunder, including all such reasonable out-of-pocket expenses incurred during any workout,

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restructuring or negotiations in respect of the Obligations; provided that the
Borrower shall not be liable for the expenses of separate counsel to any Lender.

            (b) The Borrower shall indemnify the Administrative Agent, each Lender and the Issuing Bank, and each of the officers, directors, employees, agents, attorneys-in-fact and Affiliates of any of the foregoing Persons (each such Person being called an "INDEMNITEE") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of any Loan Document or any agreement or instrument contemplated thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated thereby, (ii) any Commitment, Loan or Letter of Credit issued pursuant to Section 2.13 or the use of the proceeds therefrom (including any refusal by the Issuing Bank to honor a demand for payment under any such Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by any Loan Party, or liability under any Environmental Laws related in any way to any Loan Party, or
(iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. As used in this clause (b), the term "fees, charges and disbursements of any counsel for any Indemnitee" shall include allocable costs and expenses of such Indemnitees's in-house legal counsel and staff (to the extent in substitution for, and not duplicative of, outside counsel and outside appraisal, audit, environmental and other similar services).

            (c) To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document, or any agreement or instrument contemplated hereby or arising out of the activities in connection herewith or therewith.

            (d) All amounts due under this Section 10.3 shall be payable not later than ten (10) Business Days after written demand therefor.

            (e) The agreements in this Section 10.3 shall survive the termination of the Commitments and repayment of all other Obligations.

      Section 10.4. Successors and Assigns.

            (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations

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hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 10.4. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (to the extent provided in paragraph (c) of this Section 10.4) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

            (b) (i)Any Lender may assign to one or more Eligible Assignees approved by the Administrative Agent and (so long as no Event of Default is continuing) the Borrower (which approvals shall not be unreasonably withheld or delayed) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that (A) no approval of the Administrative Agent shall be required for any assignment to an assignee that is a Lender immediately prior to giving effect to such assignment, (B) each assignee Lender shall provide appropriate assurances and indemnities to the Issuing Bank as it may reasonably require with respect to any continuing obligation to purchase participation interests in any Drawing or other Reimbursement Obligation, (C) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Loans and Commitment, the amount of the Loans and Commitment of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents; (D) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement; (E) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500 and any required tax forms; and (F) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

                  (ii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section 10.4, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.1, 3.3, 3.4 and 10.3). Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 10.4 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section 10.4.

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                  (iii) The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "REGISTER"). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

                  (iv) Upon its receipt of a duly completed Assignment and Assumption and required tax forms executed by an assigning Lender and an Eligible Assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder) and the processing and recordation fee referred to in paragraph (b)(i) of this
      Section 10.4, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

            (c) (i) Any Lender may, without the consent of or notice to the Borrower or the Administrative Agent, sell participations to one or more banks or other entities (each, a "PARTICIPANT") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Lender's obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 10.1(a) that affects such Participant. Subject to Paragraph (c)(ii) of this
Section 10.4, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.1, 3.3 and 3.4 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Paragraph (b) of this
Section 10.4.

                  (ii) A Participant shall not be entitled to receive any greater payment under Section 3.1, 3.4 or 3.5 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant. Without limitation of the preceding sentence, (i) a Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 3.1 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 3.1(e) as though it were a Lender and (ii) a Participant that is a United States resident individual shall not be entitled to the benefits

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

      of Section 3.1 as if it were a Lender unless the Participant agrees to comply with Section 3.1(g) as though it were a Lender.

            (d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section 10.4 shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

      Section 10.5. Confidentiality.

      Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any Governmental Authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement or any other Loan Document, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section 10.5, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or its advisers, or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) with the consent of the Borrower or (h) to the extent such Information becomes publicly available other than as a result of a breach of this Section 10.5. For the purposes of this Section, "INFORMATION" means all information received from the Borrower relating to any Loan Party or its business, other than any such information that is available to the Administrative Agent or any Lender on a non-confidential basis from a source other than the Borrower or any of its Affiliates that is not prohibited from transmitting the information to the Administrative Agent or such Lender by a contractual or legal obligation. Any Person required to maintain the confidentiality of Information as provided in this Section 10.5 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

      Section 10.6. Limitation on Interest.

      Notwithstanding anything to the contrary contained in any Loan Document, the interest and fees paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Legal Requirement (the "MAXIMUM RATE"). If the Administrative Agent or any Lender shall receive interest or a fee in an amount that exceeds the Maximum Rate, the excessive interest or fee shall be applied to the principal of the outstanding Obligations or, if it exceeds the unpaid principal, refunded to the Borrower. In determining whether the interest or a fee contracted for, charged, or received by the

Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Legal Requirement, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations.

      Section 10.7. Right of Setoff.

      If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured; provided that if any such set off is effected prior to acceleration of the Loans pursuant to Section 7.2 and all Events of Default are cured prior to any such acceleration, such set off (other than any portion thereof that has been applied against matured Obligations) shall be rescinded and the deposits and other amounts so set off (other than such portion) shall be restored to the Borrower, without interest, not later than three (3) Business Days after the Administrative Agent has notified the Lenders in writing that no Event of Default is continuing or, if the benefit of such set off has been shared by the Lenders in accordance with Section 2.12, promptly after such Lender receives the corresponding payments from other Lenders. The rights of each Lender under this
Section 10.7 are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

      Section 10.8. Nonliability of Lenders.

      The Borrower acknowledges and agrees that:

            (a) Any inspections of any property of the Borrower made by or through the Administrative Agent or Lenders are for purposes of administration of the Loan Documents only, and the Borrower is not entitled to rely upon the same (whether or not such inspections are at the expense of the Borrower);

            (b) The relationship between the Borrower and the Administrative Agent and Lenders is, and shall at all times remain, solely that of borrower and lenders; neither the Administrative Agent nor any Lender shall under any circumstance be construed to be partners or joint venturers of any Loan Party or its Affiliates; neither the Administrative Agent nor any Lender shall under any circumstance be deemed to be in a relationship of confidence or trust or a fiduciary relationship with any Loan Party or its Affiliates, or to owe any fiduciary duty to any Loan Party or its Affiliates; neither the Administrative Agent nor the Lenders undertake or assume any responsibility or duty to any Loan Party or its Affiliates to select, review, inspect, supervise, pass judgment upon or inform any such Person of any matter in connection with the operations of such Person; each Loan Party and its Affiliates shall rely entirely upon their own judgment with respect to such matters; and any review, inspection, supervision, exercise of judgment or supply of information undertaken or assumed by the Administrative Agent or any

Lender in connection with such matters is solely for the protection of the Administrative Agent and each Lenders and neither any Loan Party nor any other Person is entitled to rely thereon; and

      Section 10.9. Limitation of Recourse.

      There shall be full recourse to the Borrower and all of its assets and properties for the liabilities of the Borrower under this Agreement, any Notes and the other Loan Documents, subject to clauses (i) and (iv) of the following sentence, in no event shall the Investor or any of their Affiliates (other than any Loan Party) (collectively, the "NON-RECOURSE PARTIES"), or any officer or director of the Borrower, be personally liable or obligated for such liabilities and obligations of the Borrower, except as may be specifically provided in any other Loan Document to which such Non-Recourse Party is a party. Nothing herein contained shall limit or be construed to (i) release any Non-Recourse Party from liability for its fraudulent actions or misappropriation of funds by it or willful misconduct or for reimbursement of any Distribution made to it in violation of Section 6.2(f), or from any of its obligations or liabilities under any agreement executed by such Non-Recourse Party in its individual capacity in connection with any Loan Document, (ii) limit or impair the exercise of remedies with respect to any Collateral, (iii) limit the liability of any Person who is a party to a Loan Document with respect to such liability as may arise by reason of the terms and conditions of such Loan Document (but subject to any limitation of liability contained in such Loan Document), or (iv) require the Financing Parties to indemnify the Non-Recourse Parties for liabilities or claims that may be independently asserted against them. The provisions of this Section 10.9 shall survive the termination of this Agreement.

      Section 10.10. Integration.

      This Agreement, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. For the avoidance of doubt, each Loan Document (other than the Original Loan Agreement) entered into prior to the date hereof shall continue to be, and shall remain, in full force and effect, shall be binding upon the parties thereto in accordance with their respective terms, and are hereby ratified and confirmed, except that references in such Loan Documents to the Original Loan Agreement shall be deemed to be made to this Agreement. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control; provided that the inclusion of supplemental rights or remedies in favor of the Administrative Agent or the Lenders in any other Loan Document shall not be deemed a conflict with this Agreement. Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof.

      Section 10.11. Survival of Representations and Warranties.

      All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and any Notes.

      Section 10.12. Governing Law.

      This Agreement shall be governed by and construed in accordance with the law of the State of New York.

      Section 10.13. Submission To Jurisdiction; Waiver of Jury Trial.

            (a) The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, solely for purposes of any action or proceeding arising out of or relating to this Agreement (and not as a general submission to New York law), or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against the Borrower or its properties in the courts of any jurisdiction.

            (b) The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (a) of this Section 10.13. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.2. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

            (d) EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUR OF OR RELATING TO ANY LOAN DOCUMENT OR THE TRANSACTION CONTEMPLATED HEREBY OR THEREBY (WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE). EACH PARTY HERETO ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

      Section 10.14. Severability.

      If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      Section 10.15. Headings.

      The table of contents and the headings of Articles, Sections, Exhibits and Schedules have been included herein for convenience of reference only, are not part of this Agreement, and shall not be taken into consideration in interpreting this Agreement.

      Section 10.16. Counterparts.

      This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be maintained by the Borrower and the Administrative Agent.

                           [signature pages to follow]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                  NORTH AMERICA CAPITAL HOLDING COMPANY,
                                               as Borrower

                                  By: /s/ Louis T. Pepper
                                      -----------------------------------
                                      Name: Louis T. Pepper
                                      Title: CEO

                                  By: /s/ Chris C Dierks
                                      -----------------------------------
                                      Name: Chris C Dierks
                                      Title: CFO

                                  MIZUHO CORPORATE BANK, LTD.,
                                  as Administrative Agent

                                  By: /s/ Christopher Stolarski
                                      -----------------------------------
                                      Name: Christopher Stolarski
                                      Title: Senior Vice President

                               THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND,
                                 as Term Loan Lender

                               By: /s/ A.H.C. Hartley
                                   -----------------------------------------
                                   Name: A.H.C. Hartley
                                   Title: Head of Infrastructure Project Finance

                               By: /s/ J.S. Shepherdson
                                   -----------------------------------------
                                   Name: J.S. Shepherdson
                                   Title: Director, Project Finance

                                      BAYERISCHE LANDESBANK, NEW YORK BRANCH,
                                      as Term Loan Lender

                                      By: /s/ Thomas Augustin
                                          ----------------------------------
                                          Name: Thomas Augustin
                                          Title: Vice President

                                      By: /s/ Norman McClave
                                          ----------------------------------
                                          Name: Norman McClave
                                          Title: First Vice President

                                     MIZUHO CORPORATE BANK, LTD.,
                                       as Term Loan Lender

                                     By:/s/ Christopher Stolarski
                                        ---------------------------------------
                                        Name: Christopher Stolarski
                                        Title: Senior Vice President

                                     MACQUARIE BANK LIMITED,
                                     as Term Loan Lender

                                     By:  /s/ Byron Beath
                                        ---------------------------------------
                                        Name: Byron Beath
                                        Title: Senior Manager

                                     By:  /s/ Peter Farthing
                                        ---------------------------------------
                                        Name: Peter Farthing
                                        Title:  Legal Counsel, Investment
                                        Banking Group

                                     BANCO SANTANDER CENTRAL HISPANO,
                                     S.A., as Term Loan Lender

                                     By:    /s/ Jose Castello
                                        ---------------------------------------
                                        Name:  Jose Castello
                                        Title: Managing Director, Head of U.S.
                                        Global Corporate Banking

                                     By:     /s/ Ignacio Campillo
                                        ---------------------------------------
                                        Name:  Ignacio Campillo
                                        Title:  Executive Director, Grupo
                                        Santander

                                     DEKABANK DEUTSCHE GIROZENTRALE, as
                                     Term Loan Lender

                                     By:   /s/ Stephan Wagner
                                        ---------------------------------------
                                        Name: Stephan Wagner
                                        Title:  Director

                                     By:   /s/ Marcus Kempf
                                        ---------------------------------------
                                        Name: Marcus Kempf
                                        Title: Credit Manager

                                     HYPO PUBLIC FINANCE USA, INC., as Term
                                     Loan Lender

                                     By:_______________________________________
                                        Name: Nancy Henderson
                                        Title:  Vice President

                                     By:      /s/ Thomas Savino
                                        ---------------------------------------
                                        Name:  Thomas Savino
                                        Title: Managing Director

                                     LANDESBANK HESSEN-THURINGEN
                                     GIROZENTRALE, as Term Loan Lender

                                     By:    /s/ Michael D. Novack
                                        ---------------------------------------
                                        Name: Michael D. Novack
                                        Title: Vice President

                                     By:    /s/ Christian Brune
                                        ---------------------------------------
                                        Name: Christian Brune
                                        Title: Senior Vice President

                                     LLOYDS TSB BANK plc, as Term Loan Lender

                                     By:    /s/ Paul D. Briamonte
                                        ---------------------------------------
                                        Name: Paul D. Briamonte

                                        Title: Director - Project Finance

                                     By:    /s/ Cherian Thomas
                                        ---------------------------------------
                                        Name: Cherian Thomas

                                        Title: Assistant Vice Pesident -
                                        Poject Finance

                                     NORDDEUTSCHE LANDESBANK
                                     GIROZENTRALE, as Term Loan Lender

                                     By:  /s/ Bulent Osma
                                        ---------------------------------------
                                        Name: Bulent Osma

                                        Title: Vice Pesident

                                     By:   /s/ Stefanie Scholz
                                        ---------------------------------------
                                        Name: Stefanie Scholz

                                        Title: Vice Pesident

                                     UNITED OVERSEAS BANK LIMITED, as Term
                                     Loan Lender

                                     By:     /s/ George Lim
                                        ---------------------------------------
                                        Name: George Lim

                                        Title: FVP & General Manager

                                     By:     /s/ Mario Sheng
                                        ---------------------------------------
                                        Name: Mario Sheng
                                        Title:  AVP

                                     MIZUHO CORPORATE BANK, LTD.,
                                      as Revolving Loan Lender and Issuing Bank

                                     By:/s/ Christopher Stolarski
                                        ---------------------------------------
                                        Name: Christopher Stolarski
                                        Title: Senior Vice President

                                                                      APPENDIX A

                     DEFINITIONS AND RULES OF INTERPRETATION

                                   APPENDIX A

                     DEFINITIONS AND RULES OF INTERPRETATION

DEFINED TERMS

      "Acceptable Issuer" means a bank or other financial institution with a combined capital and surplus of at least $1,000,000,000 whose Reference Debt is rated "A-" or higher by S&P and "A3" or higher by Moody's.

      "Accounts" means, collectively, (1) the Debt Service Reserve Account, (2) the Special Reserve Account, (3) the Loss Proceeds Account and (4) the Distribution Account.

      "Acquisition Documents" means, collectively, Executive Air Purchase Agreement, the GAH Purchase Agreement, the Eagle Aviation Purchase Agreement, the Amports Purchase Agreement and the Trajen Purchase Agreement, each as defined in Schedule A-3 to this Agreement.

      "Acquisitions" means the acquisition by Macquarie FBO Holdings LLC or any of its Affiliates of the Businesses pursuant to the Acquisition Documents.

      "Actual Knowledge" means, (i) as used in Sections 4.1 and 4.2 of this Agreement, the earlier of actual knowledge of, or receipt of written notice by, any Responsible Officer of the Borrower, and (ii) as used in any other section of this Agreement or any other Loan Document, with respect to any Person, the earlier of actual knowledge of, or receipt of written notice by, any Responsible Officer of such Person or, with respect to the operations of, or any other matters relating to, an FBO operated by a Subsidiary of the Borrower, the General Manager of such FBO.

      "Administrative Agent" means Mizuho Corporate Bank, Ltd., in its capacity as administrative agent for the Lenders under the Loan Documents, and any successor administrative agent appointed pursuant to the terms of this Agreement.

      "Administrative Questionnaire" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

      "Affiliate" of a particular Person means, at any time, (a) any other Person directly or indirectly controlling, controlled by, or under common control with, such Person and (b) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of securities having ordinary voting power for the election of directors or other members of the governing body of a corporation or other Person, or 10% or more of any partnership or other ownership interests of any other Person. For purposes of this definition, "control" when used with respect to any particular Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person whether through the ownership of voting securities or partnership or other ownership interests, by contract or otherwise, and the terms "controlling" "controlled by" and "under common control with" have meanings correlative to the foregoing; provided, however, that under no circumstances shall the Administrative Agent or the Collateral Agent be considered to be an Affiliate of any Person solely because any Transaction Document contemplates that any of them may request or act at the instruction of any such Person or such Person's Affiliate. An Affiliate shall include any manager of Macquarie Infrastructure Company Trust and any Affiliate thereof.

      "Agreement" has the meaning specified in the preamble hereto.

      "Airport Authority" means any governmental or airport authority party to a Material Contract.

      "Amendment Fees" means the amendment fees payable by the Borrower to the lenders party to the Original Loan Agreement that have consented to the transactions contemplated by this Agreement, in amounts as set forth in fee letters separately agreed to between MIC and each of the Lead Arrangers and the Co-Lead Arranger.

      "Amports" means American Port Services, Inc., a Delaware corporation.

      "Amports Acquisition" means the consummation of the purchase of all of the outstanding Equity Securities of Amports by Macquarie Aviation North America Inc. and Macquarie Aviation North America 2 Inc. pursuant to the Amports Purchase Agreement (as defined in Schedule A-3 hereto).

      "Applicable Leverage Ratio" means, as of the Calculation Date for any fiscal quarter occurring during the periods set forth below, the following Leverage Ratios:

                     Fiscal Quarters During the Period:                         Leverage Ratio
-----------------------------------------------------------------------------   --------------
From the third (3rd) anniversary of the Refinancing Term Loan Disbursement
Date to but excluding the fourth (4th) anniversary of the Refinancing Term
Loan Disbursement Date:                                                          5.50 to 1.00

From the fourth (4th) anniversary of the Refinancing Term Loan Disbursement
Date to but excluding the date that is six (6) months prior to the Maturity
Date:                                                                            5.00 to 1.00

From the date that is six (6) months prior to the Maturity Date through
payment in full of the Loans:                                                    4.50 to 1.00

      "Applicable Margin" means, for each day with respect to a Term Loan or LIBOR Revolving Loan, as applicable, the following rates per annum:

PERIOD                                                MARGIN (PER ANNUM)
--------------------------------------------------    ------------------
From and including the
Refinancing Term Loan Disbursement Date to but
excluding the third (3rd) anniversary of the
Refinancing Term Loan Disbursement Date:                    1.75%

From and including the third (3rd) anniversary of
the Refinancing Term Loan Disbursement Date until
the Maturity Date or the Revolving Loan Commitment
Termination Date, as applicable:                            2.00%

      "Applicable Minimum EBITDA" means, as of a Calculation Date occurring during the fiscal years specified below, the following EBITDA values calculated for the twelve (12) month period ending on such Calculation Date:

                MINIMUM EBITDA      MINIMUM EBITDA
                BEFORE TRAJEN       AFTER TRAJEN
              ACQUISITION TERM    ACQUISITION TERM
              LOAN DISBURSEMENT   LOAN DISBURSEMENT
FISCAL YEAR         DATE                DATE
-----------   -----------------   -----------------
2005             $40,100,000         $40,100,000
2006             $40,100,000         $66,900,000
2007             $43,450,000         $71,900,000
2008             $47,000,000         $77,500,000

      "Applicable Percentage" means, at any time, an amount expressed as a percentage equal to a Financing Party's Outstanding Exposure divided by the aggregate then Outstanding Exposure of all Financing Parties.

      "Assignment and Assumption" means an Assignment and Assumption in the form of Exhibit G or any other form approved by the Administrative Agent.

      "Available Commitment" means, as to a Lender, at any time, an amount equal to its Available Term Loan Commitment and/or Available Revolving Loan Commitment.

      "Available Revolving Loan Commitment" means, at any time, an amount equal to the excess, if any, of (a) the amount of the Revolving Loan Lender's Revolving Loan Commitment, minus (b) the aggregate principal amount of all Revolving Loans made by the Revolving Loan Lender prior to such time, minus (c) the aggregate outstanding Letter of Credit Usage, minus (c) any portion of the Revolving Loan Commitment terminated pursuant to Section 2.7 of this Agreement.

      "Available Term Loan Commitment" means, as to any Term Loan Lender, the Available Refinancing Term Loan Commitment and the Available Trajen Acquisition Term Loan Commitment, as applicable.

      "Available Refinancing Term Loan Commitment" means, as to any Term Loan Lender, at any time, an amount equal to the excess, if any, of (a) the amount of such Lender's aggregate Refinancing Term Loan Commitment, minus (b) the aggregate principal amount of all Refinancing Term Loans made by such Lender prior to such time, minus (c) any portion of the Refinancing Term Loan Commitment of such Lender terminated pursuant to Section 2.7 of this Agreement.

      "Available Trajen Acquisition Term Loan Commitment" means, as to any Term Loan Lender, at any time, an amount equal to the excess, if any, of (a) the amount of such Lender's aggregate Trajen Acquisition Term Loan Commitment, minus
(b) the aggregate principal amount of all Trajen Acquisition Term Loans made by such Lender prior to such time, minus (c) any portion of the Trajen Acquisition Term Loan Commitment of such Lender terminated pursuant to Section 2.7 of this Agreement.

      "Backward Debt Service Coverage Ratio" means, on each Calculation Date commencing with the Calculation Date for the first full quarter ending after the Refinancing Term Loan Disbursement Date, the Debt Service Coverage Ratio for the Calculation Period ending on that Calculation Date.

      "Bankruptcy Proceeding" means (a) any voluntary or involuntary case or proceeding under title 11 of the United States Code (11 U.S.C. 101 et seq.), as amended from time to time and any successor statute, (b) any other voluntary or involuntary insolvency, reorganization, bankruptcy, receivership, liquidation, reorganization, moratorium or other similar case or proceeding, (c) any liquidation, dissolution, or winding up of the Borrower, or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Borrower.

      "Base Case Projections" means the final financial projections for the Borrower and its Subsidiaries on a consolidated basis, as revised from time to time and as set forth in the computer model prepared by the Borrower and delivered to the Administrative Agent immediately prior to the Refinancing Term Loan Disbursement Date and the Trajen Acquisition Term Loan Disbursement Date, as the case may be.

      "Base Rate" means, for any day, a rate per annum equal to the greater of
(a) the Prime Rate or (b) the Federal Funds Rate in effect on such day plus 1/2 of 1%. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Rate, respectively.

      "Base Rate Loan" means any Loan with respect to which the applicable rate of interest is based upon the Base Rate.

      "Base Rate Revolving Loans" means, at any time, a Revolving Loan bearing interest as provided in Section 2.3(a) of this Agreement.

      "Borrower" has the meaning specified in the preamble to this Agreement.

      "Borrowing" means a borrowing consisting of Term Loans or Revolving Loans made by the applicable Lenders pursuant to this Agreement.

      "Borrowing Request" means a Term Loan Borrowing Request or a Revolving Loan Borrowing Request.

      "Businesses" or "Business" means the airport services businesses or any part thereof owned by the Borrower and operated by its Subsidiaries pursuant to the FBO Leases, the Management Contracts and the Heliport Contract.

      "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection with a Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

      "Calculation Date" means each March 31, June 30, September 30 and December 31, occurring on or after the Refinancing Term Loan Disbursement Date.

      "Calculation Period" means a period of twelve (12) months.

      "Capital Lease" means any lease which in accordance with GAAP is required to be capitalized on the balance sheet of the Borrower, and the amount of these obligations shall be the amount so capitalized.

      "Cash Available for Distribution" means, as of the last day of each fiscal quarter of the Borrower, (a) Excess Cash Flow as of such date less (b) any mandatory prepayments required to be paid from Excess Cash Flow.

      "Cash Collateralize" means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the Issuing Bank and the Revolving Loan Lender, as collateral for the Obligations, cash or deposit account balances in an amount equal to the Letter of Credit Obligations pursuant to documentation in form and substance satisfactory to the Administrative Agent and the Issuing Bank (which documents are hereby consented to by the Revolving Loan Lender). Derivatives of such term shall have a corresponding meaning.

      "Cash Equivalents" means:

            (a) Direct obligations of, or obligations the principal and interest on which are unconditionally guaranteed by, the United States of America or obligations of any agency of the United States of America to the extent such obligations are backed by the full faith and credit of the United States of America, in each case maturing within one year from the date of acquisition thereof;

            (b) Certificates of deposit maturing within one year from the date of acquisition thereof issued by a commercial bank or trust company organized under the laws of the United States of America or a state thereof or that is a Lender; provided that (i) such deposits are denominated in Dollars, (ii) such bank or trust company has capital, surplus and undivided profits of not less than $100,000,000 and (iii) such bank or trust company has certificates of deposit or other debt obligations rated at least A-1 (or its equivalent) by Standard and Poor's Ratings Services or P-1 (or its equivalent) by Moody's Investors Service, Inc.;

            (c) Open market commercial paper maturing within 270 days from the date of acquisition thereof issued by a corporation organized under the laws of the United States of America or a state thereof, provided such commercial paper is rated at least A-1 (or its equivalent) by Standard and Poor's Ratings Services or P-1 (or its equivalent) by Moody's Investors Service, Inc.; and

            (d) Any repurchase agreement entered into with a commercial bank or trust company organized under the laws of the United States of America or a state thereof or that is a Lender; provided that (i) such bank or trust company has capital, surplus and undivided profits of not less than $100,000,000, (ii) such bank or trust company has certificates of deposit or other debt obligations rated at least A-1 (or its equivalent) by Standard and Poor's Ratings Services or P-1 (or its equivalent) by Moody's Investors Service, Inc., (iii) the repurchase obligations of such bank or trust company under such repurchase agreement are fully secured by a perfected security interest in a security or instrument of the type described in clause (a), (b) or (c) above and (iv) such security or instrument so securing the repurchase obligations has a fair market value at the time such repurchase agreement is entered into of not less than 100% of such repurchase obligations.

      "Change in Law" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender (or, for purposes of Section 3.4(b), by any lending office of such Lender or by such Lender's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

      "Change of Control" means the occurrence of any of the following: (a) any reorganization, merger or consolidation of the Borrower with one or more Persons where the Borrower is not the surviving entity, other than any such transaction where (i) the outstanding voting securities of the Borrower are changed into or exchanged for voting securities of the surviving entity and (ii) the Persons who were the beneficial owners of the Borrower's voting securities immediately prior to such transaction beneficially own immediately after such transaction all of the outstanding voting power of the surviving entity; or (b) Macquarie Bank Limited or any fund or other entity that is a Subsidiary of (or managed by a Subsidiary of) Macquarie Bank Limited, shall fail to own, directly or indirectly, the lesser of (i) at least 51% of the Equity Securities of the Borrower and (ii) such number of Equity Securities of the Borrower as is necessary to elect a majority of the board of directors (or other governing board) of the Borrower.

      "Closing Date" means the date of signing of this Agreement.

      "Collateral" means all Property of the Borrower and its Subsidiaries now owned or hereafter acquired, except for those assets that, in the Administrative Agent's reasonable opinion, have a value that is insignificant in relation to the cost of perfection, or for which any required consent from an Airport Authority cannot be obtained after reasonable efforts by the Borrower.

      "Collateral Agency Agreement" means the Collateral Agency and Account Agreement, dated as of December 12, 2005, among the Borrower, the Administrative Agent and the Collateral Agent.

      "Collateral Agent" means The Bank of New York, a New York banking corporation, in its capacity as collateral agent under the Collateral Agency Agreement, or any Person appointed to replace such Person with the authority to exercise and perform the rights and duties of the Collateral Agent under the Security Documents.

      "Commitment" means, with respect to (i) any Term Loan Lender, the Refinancing Term Loan Commitment and the Trajen Acquisition Term Loan Commitment of such Term Loan Lender, and (ii) the Revolving Loan Lender, the Revolving Loan Commitment.

      "Commitment Period" means, (i) with respect to the Term Loan Commitments, the Term Loan Commitment Period; and (ii) with respect to the Revolving Loan Commitment, the Revolving Loan Commitment Period.

      "Concentration Account" means the concentration account (account no. 2000003397925) held by Executive Air Support, Inc. in its name at Wachovia Bank, N.A.

      "Contractual Obligation" of any Person means, any indenture, note, lease, loan agreement, security, deed of trust, mortgage, security agreement, guaranty, instrument, contract, agreement or other form of contractual obligation or undertaking to which such Person is a party or by which such Person or any of its Property is bound.

      "Contribution Agreement" means the Indemnity, Subrogation and Contribution Agreement, dated as of December 12, 2005, by and among the Borrower, the Subsidiaries of the Borrower party thereto, and the Administrative Agent.

      "Co-Lead Arranger" means Macquarie Bank Limited, in its capacity as co-lead arranger pursuant to this Agreement.

      "Debt Service Coverage Ratio" means, without duplication, for any Calculation Period the ratio of (a) Net Cash Flow for such Calculation Period to
(b) the sum of all Mandatory Debt Service for such Calculation Period (or such other sum for the calculation of Mandatory Debt

Service as may be applicable pursuant to the proviso to the definition of Mandatory Debt Service).

      "Debt Service Reserve Account" means the "Debt Service Reserve Account" established and created in the name of the Collateral Agent pursuant to Section
5.01 of the Collateral Agency Agreement.

      "Debt Service Reserve Letter of Credit" means an irrevocable letter of credit, in form and substance satisfactory to the Administrative Agent, issued by an Acceptable Issuer in favor of the Collateral Agent as beneficiary for the benefit of the Secured Parties securing all or any portion of the Debt Service Reserve Required Balance.

      "Debt Service Reserve Required Balance" means, as of the end of each fiscal quarter of the Borrower, an amount equal to Mandatory Debt Service projected to become due during the next succeeding six (6) months, as calculated by the Administrative Agent.

      "Default" means any event or occurrence, which, with the passage of time or the giving of notice or both, would become an Event of Default.

      "Disbursement Date" means the Refinancing Term Loan Disbursement Date, the Trajen Acquisition Term Loan Disbursement Date or any other date upon which a disbursement of Loans is made upon the satisfaction of the applicable conditions set forth in Article IV of this Agreement.

      "Distribution Account" means the "Distribution Account" established and created in the name of the Collateral Agent pursuant to Section 5.01 of the Collateral Agency Agreement.

      "Distributions" means dividends (in cash, Property or obligations) on, or other payments or distributions on account of, or the setting apart of money for a sinking or other analogous fund for, or the purchase, redemption, retirement or other acquisition of, any shares of any class of stock of any of the Borrower or its Subsidiaries or of any warrants, options or other rights to acquire the same (or to make any payments to any Person, such as "phantom stock" payments, where the amount is calculated with reference to the fair market or equity value of any such Loan Party), but excluding dividends payable solely in shares of common stock of any such Loan Party.

      "Dollars" or the sign "$" means United States dollars or other lawful currency of the United States.

      "Drawing" means any drawing made by the beneficiary under any Letter of Credit.

      "Eagle Aviation" means Eagle Aviation Resources, Ltd., a Nevada limited liability company.

      "Eagle Aviation Acquisition" means the consummation of the purchase of all of the outstanding Equity Securities of Eagle Aviation by the Investor pursuant to the Eagle Aviation Purchase Agreement (as defined in Schedule A-3 hereto).

      "EBITDA" means, for any period, the consolidated Net Income after tax of the Borrower and its Subsidiaries for such period, plus the sum of the following items of the Loan Parties determined on a consolidated basis: (a) Interest Expense for such period, (b) depreciation and amortization for such period, (c) income tax expense for such period, (d) non-cash expenses allocated to the Borrower by MIC, (e) payments to employees of the Borrower and its Subsidiaries under any employee phantom stock ownership plan, and (f) all unusual and non-recurring fees and expenses relating to the General Aviation Acquisition, the Eagle Aviation Acquisition and the Trajen Acquisition, in each instance to the extent deducted in the determination of Net Income after tax and in each case as determined in accordance with GAAP; provided that such items relating to GAH, Eagle Aviation and Trajen on a consolidated basis for the twelve-month period preceding the date of determination shall be included in such calculation without regard as to whether GAH, Eagle Aviation or Trajen, as applicable, was a Loan Party during such period.

      "EBITDA Test Period" means the period commencing on the Refinancing Term Loan Disbursement Date through December 31, 2008.

      "Eligible Assignee" means (a) a commercial bank organized under the laws of the United States, or any State thereof; (b) a commercial bank organized under the laws of any other country; (c) a finance company, insurance company or other financial institution, or (d) a fund which is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business; provided that "Eligible Assignee" shall not include the Borrower or any of the Borrower's Affiliates or Subsidiaries.

      "Employee Benefit Plan" means any employee benefit plan within the meaning of section 3(3) of ERISA maintained or contributed to by any Loan Party or any ERISA Affiliate, other than a Multiemployer Plan.

      "Enforcement Action" means any action, whether by judicial proceedings or otherwise, to enforce any of the rights and remedies granted pursuant to the Security Documents against the Collateral or the Borrower during the continuance of an Event of Default.

      "Environmental Claims" means any notice, claim or demand (collectively, a "claim") by any person alleging or asserting liability for investigatory costs, cleanup or other remedial costs, legal costs, environmental consulting costs, governmental response costs, damages to natural resources or other property, personal injuries, fines or penalties related to (i) the presence, or release into the environment, of any Hazardous Material at any location, whether or not owned by the person against whom such claim is made, or (ii) any violation of, or alleged violation of, or liability arising under any Environmental Law. The term "Environmental Claim" shall include, without limitation, any claim by any person or Governmental Authority for investigation, enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any Environmental Law, and any claim by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief under any Environmental Law.

      "Environmental Consultant" means Environmental Strategies Consulting, or any other firm reasonably acceptable to the Borrower as the Administrative Agent shall designate.

      "Environmental Damages" means all claims, judgments, damages, losses, penalties, liabilities (including strict liability), costs and expenses, including costs of investigation, remediation, defense, settlement and reasonable attorneys' fees and consultants' fees, that are incurred at any time as a result of the existence of any Hazardous Materials upon, about or beneath any real property owned by any of the Borrower or its Subsidiaries or migrating or threatening to migrate to or from any such real property, or arising from any investigation or proceeding in which any such Loan Party is alleged to be liable for the release or threatened release of Hazardous Materials or for any violation of Environmental Laws.

      "Environmental Laws" means the Clean Air Act, 42 U.S.C. Section 7401 et seq.; the Federal Water Pollution Control Act, 33 U.S.C. Section 1251 et seq.; the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901 et seq.; the Comprehensive Environment Response, Compensation and Liability Act of 1980 (including the Superfund Amendments and Reauthorization Act of 1986, "CERCLA"), 42 U.S.C. Section 9601 et seq.; the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq.; the Occupational Safety and Health Act, 29 U.S.C.
Section 651; the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Section 11001 et seq.; the Mine Safety and Health Act of 1977, 30 U.S.C.
Section 801 et seq.; the Safe Drinking Water Act, 42 U.S.C. Section 300f et seq.; and all other Governmental Rules relating to environmental, health, safety and land use matters, including all Governmental Rules pertaining to, or establishing liability in connection with, the reporting, licensing, permitting, transportation, storage, disposal, investigation or remediation of emissions, discharges, releases, or threatened releases of Hazardous Materials into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation or handling of Hazardous Materials.

      "Equity Securities" of any Person means (a) all common stock, preferred stock, participations, shares, partnership interests, limited liability company interests or other equity interests in and of such Person (regardless of how designated and whether or not voting or non-voting) and (b) all warrants, options and other rights to acquire any of the foregoing.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

      "ERISA Affiliate" means (i) after December 26, 2004, any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the IRC or, solely for purposes of Section 302 of ERISA and Section 412 of the IRC, is treated as a single employer under Section 414 of the IRC, and (ii) prior to December 27, 2004, the Borrower and its Subsidiaries.

      "Event of Default" means any of the events specified in Section 7.1 of this Agreement.

      "Event of Loss" means (a) any loss or destruction of, damage to or casualty relating to all or any part of the Property of the Borrower or any of its Subsidiaries, including any loss or destruction of, damage to, or other casualty relating to hangars and ancillary facilities owned or leased by any such Loan Party and located at the FBOs; or
(b) any condemnation or other taking (including by eminent domain) of all or any part of such Property.

      "Excess Cash Flow" means, as of the last day of each fiscal quarter of the Borrower, aggregate cash, Cash Equivalents and Permitted Investments of the Borrower and its Subsidiaries as of the close of business on such date (but excluding any amounts on deposit in the Debt Service Reserve Account, the Loss Proceeds Account, the Special Reserve Account or the Distribution Account), less a prudent amount of reserve funds as reasonably determined by the Borrower to cover Operating Costs and Mandatory Debt Service which are anticipated to become due and payable during the following fiscal quarter after taking into account Operating Revenues which are reasonably anticipated to be received and available for such payment obligations during such period and less any additional amounts projected to be required to be deposited to the Debt Service Reserve Account during such period.

      "Excluded Taxes" means, with respect to the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower under any Loan Document, (a) income, franchise or similar taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, or by any jurisdiction as a result of a connection between the Administrative Agent, such Lender or such other recipient of any payment and such jurisdiction (other than a connection resulting solely from negotiating, executing, delivering or performing its obligations or receiving a payment under, or enforcing, this Agreement, any Note or any other Loan Document), or any taxes attributable to a Lender's failure to comply with Section 3.1(g), (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower is located and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 3.6(b) of this Agreement), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Foreign Lender's failure to comply with Section 3.1(e) of this Agreement, except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 3.1(a) of this Agreement.

      "Executive" means Executive Air Support, Inc., a Delaware corporation.

      "Executive Air Acquisition" means the consummation of the purchase of all of the outstanding Equity Securities of Executive Air pursuant to the Executive Air Purchase Agreement (as defined in Schedule A-3 hereto).

      "Executive Intellectual Property Security Agreement" means that certain Security Agreement (Intellectual Property), dated as of December 12, 2005, among Executive, the Collateral Agent, and the Administrative Agent.

      "Existing Swaps" means the Hedging Transactions entered into by the Borrower in connection with Indebtedness incurred prior to the Closing Date by NACH and MANA that are being refinanced by the Term Loans.

      "Expansion Capital Expenditures" means expenditures (other than for a Restoration or repair, replacement and maintenance in the ordinary course of business) made in connection with the acquisition by the Borrower of any FBOs after the Closing Date, or the construction of new hangar facilities on the FBO locations or other major new facilities, including, without limitation, capital expenditures required to be undertaken under any of the FBO Leases, the Management Contracts or the Heliport Contract.

      "FBO" means fixed base operation.

      "FBO Leases" means, collectively, the leases or use agreements with or on behalf of the relevant Airport Authorities, and other real property leases and related agreements with the relevant Airport Authorities associated therewith, relating to the fixed base operations of the Subsidiaries of the Borrower, as set forth in Schedule A-1.

      "Federal Funds Rate" means, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for such next succeeding Business Day, the average of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

      "Federal Reserve Board" means the Board of Governors of the Federal Reserve System of the United States of America.

      "Fee Letters" means certain fee letter agreements entered into between the Borrower and the Lead Arrangers, the Administrative Agent and the Issuing Bank, which Fee Letters are the agreements referred to in Section 2.9(d) of this Agreement.

      "Financial Statements" means, with respect to any accounting period for any Person, statements of income, retained earnings, shareholders' equity or partners' capital and cash flows of such Person for such period, and a balance sheet of such Person as of the end of such period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year if such period is less than a full fiscal year or, if such period is a full fiscal year, corresponding figures from the preceding annual audited Financial Statements, all prepared in reasonable detail and in accordance with GAAP.

      "Financing Parties" means, collectively, the Administrative Agent, the Lenders, individually, and acting by and through the Administrative Agent, the Issuing Bank and the Hedging Banks.

      "Foreign Lender" means any Lender that is organized under the laws of a jurisdiction other than the United States of America, any State thereof or the District of Columbia.

      "Forward Debt Service Coverage Ratio" means, on any Calculation Date, the projected Debt Service Coverage Ratio for the Calculation Period commencing on the day immediately following that Calculation Date.

      "GAAP" means generally accepted accounting principles in the United States in effect from time to time.

      "GAH" means General Aviation Holdings LLC, a Delaware limited liability company and the direct parent company of the Newport FBO Two LLC, a Delaware limited liability company, and Palm Springs FBO Two LLC, a Delaware limited liability company.

      "General Aviation Acquisition" means the consummation of the purchase of all of the outstanding Equity Securities of GAH by NACH pursuant to the GAH Purchase Agreement (as defined in Schedule A-3 hereto).

      "Governmental Authority" means any nation, state, sovereign, or government, any federal, regional, state, local or political subdivision and any other entity exercising executive, legislative, judicial, regulatory or administrative powers or functions of or pertaining to government.

      "Governmental Authorization" means any permit, license, registration, approval, finding of suitability, authorization, plan, directive, order, consent, exemption, waiver, consent order or consent decree of or from, or notice to, action by or filing with, any Governmental Authority, including siting and operating permits and licenses and any of the foregoing under any applicable Environmental Law.

      "Governmental Charges" means, with respect to any Person, all levies, assessments, fees, claims or other charges imposed by any Governmental Authority upon such Person or any of its Property or otherwise payable by such Person.

      "Governmental Rule" means any law, rule, regulation, ordinance, order, code interpretation, judgment, decree, directive, Governmental Authorization guidelines, policy or similar form of decision of any Governmental Authority.

      "Guarantee Obligations" means, for any Person, without duplication, any financial obligation, contingent or otherwise, of such Person guaranteeing or otherwise supporting any Indebtedness or other obligation for borrowed money of any other Person in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (ii) to purchase property, securities or services for the purposes of assuring the owner of such Indebtedness of the payment of such Indebtedness, (iii) to maintain working capital, equity capital, available cash or other financial statement condition or the primary obligor so as to enable the primary obligor to pay such Indebtedness, (iv) to provide equity capital under or in respect of equity subscription arrangements to pay such Indebtedness (to the extent that such obligation to provide equity capital does not otherwise constitute Indebtedness), or (v) to perform, or arrange for the performance of, any non-monetary obligations or non-funded debt payment obligations of the primary obligor. The amount of any Guarantee Obligation shall be deemed equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made or, if not stated or if indeterminable, the maximum liability in respect thereof.

      "Guarantor" means each now-existing or hereafter acquired or created direct or indirect Subsidiary of the Borrower.

      "Hazardous Materials" means all pollutants, contaminants and other materials, substances and wastes which are hazardous, toxic, caustic, harmful or dangerous to human health or the environment, including petroleum and petroleum products and byproducts, radioactive materials, asbestos, polychlorinated biphenyls and all materials, substances and wastes which are classified or regulated as "hazardous," "toxic" or similar descriptions under any Environmental Law; provided that for purposes of this Agreement, "Hazardous Materials" shall not include commercially reasonable amounts of such materials used in the ordinary course of the Loan Parties' businesses in accordance with applicable Environmental Laws.

      "Hedging Agreement" means any agreement with respect to any swap, cap, collar, hedge, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions.

      "Hedging Banks" means The Governor and Company of the Bank of Ireland, Bayerische Landesbank and Macquarie Bank Limited, and their respective successors and assigns, as counterparties under the Hedging Agreements entered into pursuant to Section 4.1(e) and Section 4.3(g) of this Agreement.

      "Hedging Obligations" means, collectively, the payment of (a) all scheduled amounts payable to the Hedging Banks by the Borrower, as the fixed-rate payor, under any Hedging Agreements (including interest accruing after the date of any filing by the Borrower of any petition in bankruptcy or the commencement of any bankruptcy, insolvency or similar proceeding with respect to the Borrower), net of all scheduled amounts payable to the Borrower by such Hedging Banks as floating-rate payor, and (b) all other indebtedness, fees, indemnities and other amounts payable by the Borrower to the Hedging Banks under such Hedging Agreements; provided that Hedging Obligations shall not include Hedging Termination Obligations.

      "Hedging Termination Obligations" means the aggregate amount of (i) Hedging Obligations payable to the Hedging Banks by the Borrower, as the fixed rate payor, upon the early unwind of all or a portion of any Hedging Agreement, net of all amounts payable to the Borrower by such Hedging Banks, as floating-rate payor thereunder, plus (ii) any penalty payments or other payments in the form of unwind fees payable in connection with an early unwind.

      "Hedging Transaction" means any interest rate protection agreement, interest rate swap transaction, interest rate "cap" or "collar" transaction, interest rate future, interest rate option or hedging transaction.

      "Heliport Contract" means the Operations Agreement, dated October 17, 1997, between the New York City Economic Development Corporation and Amports, as listed on Schedule A-2 of this Agreement.

      "Indebtedness" of any Person means (i) all indebtedness of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, (iv) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (v) all Capital Leases of such Person, (vi) all obligations, contingent or otherwise, of such Person under acceptances issued or created for the account of such Person, (vii) all unconditional obligations of such Person to purchase, redeem, retire, defease or otherwise acquire for value any capital stock or other equity interests of such Person or any warrants, rights or options to acquire such capital stock or other equity interests, (viii) all Hedging Obligations, (ix) all obligations of such Person, other than trade payables incurred in the ordinary course of business, upon which interest charges are customarily paid, (x) the undrawn face amount of, and unpaid reimbursement obligations in respect of, all letters of credit issued for the account of such Person, (xi) all Guarantee Obligations of such Person in respect of obligations of other Persons of the types referred to in clauses (i) through (x) above; and
(xii) all Indebtedness of the type referred to in clauses (i) through (xi) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent such Indebtedness is expressly non-recourse to such Person.

      "Indemnified Taxes" means Taxes other than Excluded Taxes.

      "Indemnitee" has the meaning specified in Section 10.3(b) of this Agreement.

      "Initial Lenders" means, collectively, the Lead Arrangers and the Co-Lead Arranger.

      "Insurance Consultant" means Moore-McNeil, LLC, or any other firm reasonably acceptable to the Borrower as the Administrative Agent shall designate.

      "Interest Expense" means, for any period, the sum, for the Borrower and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), all interest, fees, charges and related expenses payable during such period to any Person in connection with Indebtedness or the deferred purchase price of assets that is treated as interest in accordance with

GAAP, including, without limitation, the portion of rent actually paid during such period under Capital Leases that should be treated as interest in accordance with GAAP, and the net amounts payable (or minus the net amounts receivable) under Hedging Agreements accrued during such period (whether or not actually paid or received during such period).

      "Interest Payment Date" means (i) with respect to any LIBOR Revolving Loan or Term Loan, the last day of each Interest Period applicable to such Loan; provided that with respect to Loans with a six-month Interest Period, the date that falls three months after the beginning of such Interest Period shall also be an Interest Payment Date; and (ii) with respect to any Base Rate Loan, the last day of each March, June, September and December.

      "Interest Period" means, with respect to the Term Loan, (a) initially the period commencing on the date of the Borrowing of such Loan and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter and (b) thereafter, each period commencing on the last day of the preceding Interest Period and ending the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, in each case as selected by the Borrower or otherwise determined in accordance with
Section 2.4 of this Agreement; provided that:

            (x) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

            (y) any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

            (z) for any Interest Period which begins on the last Business Day of a calendar quarter, the Borrower may elect to have the three-month interest period end on the last Business day of the next succeeding quarter.

      "Inventory" means, at any time, all of the goods, merchandise and other personal property of the Borrower and its Subsidiaries, wherever located, to be furnished under any contract of service or held for sale or lease, all raw materials, work in progress, finished goods and materials and supplies of any kind, nature or description which are or might be used or consumed in such Loan Parties' business or used in connection with the manufacture, selling or finishing of such goods, merchandise and other personal property, net of any charges or deductions for any goods, merchandise and other personal property that is obsolete or unmerchantable, as determined by reference to the most recent monthly operating report of the Borrower and its Subsidiaries.

      "Investment" of any Person means any loan or advance of funds by such Person to any other Person (other than advances to employees of such Person for moving, travel expenses, and other business expenses drawing accounts and similar expenditures in the ordinary course of business consistent with past practice), any purchase or other acquisition of any Equity Securities or Indebtedness of any other Person, any capital contribution by such Person to or any other investment by such Person in any other Person (including any Guarantee Obligations of such Person and any Guarantee Obligations of such Person of the types described in clause (x) of the definition of "Indebtedness" on behalf of any other Person); provided, however, that Investments shall not include (a) accounts receivable or other indebtedness owed by customers of such Person which are current assets and arose from sales of inventory in the ordinary course of such Person's business consistent with past practice, or (b) prepaid expenses of such Person incurred and prepaid in the ordinary course of business consistent with past practice.

      "Investor" means Macquarie FBO Holdings LLC, a Delaware limited liability company, and its successors or assigns.

      "IRC" means the Internal Revenue Code of 1986.

      "Issuing Bank" means Mizuho Corporate Bank, Ltd., and any permitted successor thereto.

      "L/C Issuer Event" means, with respect to any issuer of a Debt Service Reserve Letter of Credit for any portion of the Debt Service Reserve Required Balance, any determination by a Nationally Recognized Rating Agency that results in such issuer ceasing to be an Acceptable Issuer.

      "Lead Arrangers" means, collectively, The Governor and Company of the Bank of Ireland, Mizuho Corporate Bank, Ltd., and Bayerische Landesbank, New York Branch, in their capacity as the lead arrangers pursuant to this Agreement.

      "Legal Requirement" means, as to any Person (a) the articles or certificate of incorporation or articles of organization and by-laws, partnership agreement, operating agreement or other organizational or governing documents of such Person, (b) any Governmental Rule applicable to such Person,
(c) any Governmental Authorization granted by any Governmental Authority to or for the benefit of such Person or (d) any judgment, decision or determination of any Governmental Authority or arbitrator, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

      "Lenders" has the meaning set forth in the preamble of this Agreement.

      "Letter of Credit" means any letter of credit issued pursuant to Section
2.13 of this Agreement.

      "Letter of Credit Expiration Date" means the day that is one (1) Business Day prior to the Maturity Date.

      "Letter of Credit Facility" means the facility made available for the benefit of the Borrower or any Subsidiary of the Borrower under Section 2.13 of this Agreement in relation to the Letters of Credit.

      "Letter of Credit Obligations" means, as at any date of determination, the aggregate undrawn face amount of all outstanding Letters of Credit.

      "Letter of Credit Sublimit" means an amount equal to the Total Revolving Loan Commitment. The Letter of Credit Sublimit is part of, and not in addition to, the Total Revolving Loan Commitment.

      "Letter of Credit Usage" means, as of any date, the aggregate undrawn face amount of the outstanding Letters of Credit plus the aggregate amount of all Drawings under the Letters of Credit honored by the Issuing Bank and either not reimbursed to the Issuing Bank by the Borrower or converted into Loans.

      "Leverage Ratio" means, as of each date of determination, the ratio of (a) Total Funded Debt as of the last day of the fiscal quarter then ended to (b) EBITDA for the twelve month period ending on such date.

      "Leverage Ratio Test Period" means the period commencing on the date that is the third (3rd) anniversary of the Refinancing Term Loan Disbursement Date through the date on which the Loans have been paid in full.

      "LIBOR" means, for any Interest Period with respect to a Loan:

            (a) the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate that appears on the page of the Telerate Screen that displays an average British Bankers Association Interest Settlement Rate (such page currently being page number 3750) for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period; provided that in the case of any Interest Period that has a term which is not equivalent to any of the terms for which rates appear on such page, the Administrative Agent shall determine a rate using the linear interpolation of the rates appearing on such page for the next shorter and next longer time periods; or

            (b) in the event the rate referenced in the preceding subsection (a) does not appear on such page or service or such page or service shall cease to be available, the rate per annum (carried out to the fifth decimal place) equal to the rate determined by Administrative Agent (after consultation with the Borrower and the Lenders) to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period; provided that in the case of any Interest Period that has a term which is not equivalent to any of the terms for which rates appear on such page, the Administrative Agent shall determine a rate using the linear interpolation of the rates appearing on such page for the next shorter and next longer time periods; or

            (c) in the event the rates referenced in the preceding subsections
      (a) and (b) are not available (including by reason of either such page or service not displaying a rate for a term equivalent to the Interest Period selected by the Borrower), the rate per annum determined by the Administrative Agent as the rate of interest at which dollar deposits (for delivery on the first day of such Interest Period) in same day funds in the approximate amount of the applicable Loan and with a term equivalent to such Interest Period would be offered by its London Branch to major banks in the offshore dollar market at their request at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period.

      "LIBOR Loan" means any Loan with respect to which the applicable rate of interest is based upon LIBOR.

      "LIBOR Revolving Loans" means, at any time, a Revolving Loan bearing interest as provided in Section 2.3(a) of this Agreement.

      "Lien" means any mortgage, pledge, hypothecation, assignment, mandatory deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement of any kind or nature whatsoever, including, without limitation, any sale-leaseback arrangement, any conditional sale or other title retention agreement, any financing lease having substantially the same effect as any of the foregoing, and the filing of any financing statement or similar instrument under the Uniform Commercial Code or comparable Legal Requirement.

      "Loan" means any of the Loans.

      "Loan Documents" means this Agreement, any Notes, each Subsidiary Guaranty and any joinder agreements with respect thereto, the Security Documents and any joinder agreements with respect thereto, each Letter of Credit, the Hedging Agreements entered into between the Borrower and a Hedging Bank for a Hedging Transaction in accordance with Section 6.1(l) of this Agreement, each fee agreement referred to in Section 2.9 of this Agreement, all other documents, instruments and agreements entered into with the Administrative Agent or any Lender pursuant to Section 4.1 of this Agreement, and all other documents, instruments and agreements entered into by any Loan Party with the Administrative Agent or any Lender in connection with this Agreement or any other Loan Document on or after the Closing Date.

      "Loan Parties" means, collectively, the Borrower, the Investor and the Guarantors (severally, a "Loan Party").

      "Loans" means, collectively, the Term Loans and the Revolving Loans.

      "Lock-up Event" means the failure to achieve the Applicable Minimum
EBITDA.

      "Lock-up Period" means, with respect to any Lock-up Event, the period commencing on the Calculation Date as of which such Lock-up Event has occurred to and including the Calculation Date occurring at the end of the following two
(2) succeeding fiscal quarters.

      "Loss Proceeds Account" means the "Loss Proceeds Account" established and created in the name of the Collateral Agent pursuant to Section 5.01 of the Collateral Agency Agreement.

      "MANA" means Macquarie Airports North America Inc., a Delaware corporation.

      "Management Contracts" means, collectively, the management contracts with the relevant Airport Authorities, as set forth in Schedule A-2.

      "Mandatory Debt Service" means, for any Calculation Period, the sum of the following amounts payable during such period: (a) all interest on the Loans, (c) all commitment and agency fees payable by the Borrower, and (c) any periodic scheduled payments constituting Hedging Obligations payable by the Borrower (or less amounts payable to the Borrower); provided that for purposes of calculating the Backward Debt Service Coverage Ratio for any period of four fiscal quarters of the Borrower ending on any date specified below, Mandatory Debt Service shall be calculated as follows:

            (i) as of the end of the first fiscal quarter of the Borrower ending after the Refinancing Term Loan Disbursement Date (the "Initial Fiscal Quarter"), by multiplying (A) Mandatory Debt Service for the Initial Fiscal Quarter (but including only one-fourth of the annual agency fee paid to the Administrative Agent on the Refinancing Term Loan Disbursement
      Date) multiplied by a fraction the numerator of which is the number of days in the Initial Fiscal Quarter and the denominator of which is the number of days from the Refinancing Term Loan Disbursement Date through the last day of the Initial Fiscal Quarter (such sum, the "Adjusted Mandatory Debt Service for the Initial Fiscal Quarter"), by (B) four;

            (ii) as of the end of the next succeeding fiscal quarter of the Borrower (the "Second Fiscal Quarter"), by multiplying (A) the sum of (1) the Adjusted Mandatory Debt Service for the Initial Fiscal Quarter, plus
      (2) Mandatory Debt Service for the Second Fiscal Quarter, by (B) two;

            (iii) as of the end of the next succeeding fiscal quarter of the Borrower (the "Third Fiscal Quarter"), by multiplying (A) the sum of (1) the Adjusted Mandatory Debt Service for the Initial Fiscal Quarter, plus
      (2) Mandatory Debt Service for the Second Fiscal Quarter, plus (3) Mandatory Debt Service for the Third Fiscal Quarter, by (B) four-thirds; and

            (iv) as of the end of the next succeeding fiscal quarter of the Borrower (the "Fourth Fiscal Quarter"), Mandatory Debt Service for the four fiscal quarters then ended shall be the sum of (A) the Adjusted Mandatory Debt Service for the Initial Fiscal Quarter, plus (B) Mandatory Debt Service for the Second Fiscal Quarter, plus (C) Mandatory Debt Service for the Third Fiscal Quarter, plus (D) Mandatory Debt Service for the Fourth Fiscal Quarter.

      "Margin Stock" has the meaning given to that term in Regulation U issued by the Federal Reserve Board.

      "Material Adverse Effect" means a material adverse effect on (a) the business, assets, operations, financial condition or liabilities of the Borrower and its Subsidiaries, taken as a whole; (b) the ability of the Borrower and its Subsidiaries taken as a whole to pay or perform any of their material obligations under any of the Loan Documents; (c) the rights and remedies of the Administrative Agent or any Lender under this Agreement, the other Loan Documents or any related document, instrument or agreement; (d) the value of the Collateral taken as a whole, the Administrative Agent's or any Lender's security interest in the Collateral or the perfection or priority of such security interests, or (e) the validity of any of the Loan Documents.

      "Material Contract Right" means any right or interest of the Borrower or any of its Subsidiaries under a Material Contract.

      "Material Contracts" means, collectively, each of the material agreements and contracts pertaining to the Businesses set forth in Schedule A-3, including, without limitation, each of the FBO Leases, each of the Management Contracts, the Heliport Contract and each of the Acquisition Documents; provided that the FBO Leases for the FBO operations at New Orleans Lakefront Airport listed as items 15 and 16 on Schedule A-1 shall be deemed not to be Material Contracts.

      "Material Documents" has the meaning specified in Section 6.2(m) of this Agreement.

      "Material Loss" means any Event of Loss the Restoration of which is reasonably estimated by the Borrower to cost more than $500,000.

      "Maturity Date" means the date that is five (5) years after the Closing Date (as defined in the Original Loan Agreement); provided that if such date is a day other than a Business Day, the Maturity Date shall be the immediately preceding Business Day.

      "Maximum Release Percentage" means 5%.

      "MIC" means Macquarie Infrastructure Company Inc., a Delaware corporation.

      "Model Auditor" means Mercer Finance and Risk Consulting a division of Mercer Human Resource Consulting Pty Ltd. or any other firm reasonably acceptable to the Borrower as the Administrative Agent shall designate.

      "Monthly Funds Transfer Date" means the last Business Day of each calendar month.

      "Moody's" means Moody's Investor Service, Inc. and any successor thereto which is a nationally recognized rating agency.

      "Multiemployer Plan" means a multiemployer plan as defined in Section 4001(a)(3) of ERISA and subject to Title IV of ERISA to which a Loan Party or ERISA Affiliate contributes or has an obligation to contribute.

      "NACH" means North America Capital Holding Company, a Delaware company.

      "Nationally Recognized Rating Agency" means Standard & Poor's Rating Group, Moody's Investors Services, Inc., Fitch or another national debt rating agency approved by the Administrative Agent.

      "Net Asset Disposition Proceeds" means, with respect to any sale or series of related sales of any Property by any of the Borrower or its Subsidiaries (including the direct or indirect sale of any stock or other Equity Securities of any such Loan Party other than the Borrower), other than any sale permitted by Section 6.2(c) of this Agreement, the aggregate consideration received by such Person from such sale less the sum of (a) the actual amount of the reasonable fees and commissions payable to Persons other than such Person or any Affiliate of such Person and (b) the reasonable legal expenses and other costs and expenses, including taxes payable, directly related to such sale that are to be paid by such Person.

      "Net Cash Flow" means, in respect of any period, (a) aggregate Operating Revenues received during such period, plus (b) aggregate equity contributions received by the Borrower from the Investor during such period not used to pay for Expansion Capital Expenditures or for any unusual and non-recurring fees and expenses relating to the integration of businesses resulting from the General Aviation Acquisition, the Eagle Aviation Acquisition and the Trajen Acquisition, in each instance to the extent deducted in the determination of Net Income after tax and in each case as determined in accordance with GAAP, less (c) the Operating Costs paid during such period.

      "Net Condemnation Proceeds" means an amount equal to: (a) any cash payments or proceeds received by a Loan Party as a result of any condemnation or other taking or temporary or permanent requisition of any Property, any interest therein or right appurtenant thereto, or any change of grade affecting any Property, as the result of the exercise of any right of condemnation or eminent domain by a Governmental Authority (including a transfer to a Governmental Authority in lieu or anticipation of a condemnation), minus (b) (i) any actual and reasonable costs incurred by a Loan Party in connection with any such condemnation or taking (including reasonable fees and expenses of counsel), and
(ii) provisions for all taxes payable as a result of such condemnation.

      "Net Debt Proceeds" means, with respect to any issuance or incurrence of any Indebtedness by any of the Borrower or its Subsidiaries, the aggregate consideration actually received by such Person from such sale or issuance less the sum of (a) the actual amount of the reasonable fees and commissions payable to Persons other than such Person or any Affiliate of such Person and (b) the reasonable legal expenses and other reasonable costs and expenses directly related to such issuance or incurrence that are to be paid by such Person.

      "Net Equity Proceeds" means, with respect to any issuance of Equity Securities by any of the Borrower or its Subsidiaries, the aggregate consideration actually received by such Person from such issuance less the sum of (a) the actual amount of the reasonable fees and commissions payable to Persons other than such Person or any Affiliate of such Person and (b) the reasonable legal expenses and other reasonable costs and expenses directly related to such issuance that are to be paid by such Person; provided that Net Equity Proceeds shall not include any of the following: (i) any capital contribution from any Loan Party in the form of Equity Securities or any issuance or sale of Equity Securities by any Subsidiary of the Borrower to the Borrower or any of the Borrower's Subsidiaries; (ii) any sale or issuance by any Loan Party to directors, officers or employees of such Loan Party or any other Loan Party of Equity Securities in the form of warrants, options or similar rights to acquire any other Equity Securities of such Loan Party, or any sale or issuance of Equity Securities upon the exercise of any such warrants, options or similar rights; (iii) the issuance by any Loan Party of Equity Securities in connection with the formation of Subsidiaries pursuant to transactions otherwise permitted pursuant to Sections 6.2(d) and 6.2(e) of this Agreement; and (iv) the issuance of Equity Securities by the Borrower to the Investor.

      "Net Income" means, with respect to any fiscal period, the net income of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP, consistently applied.

      "Net Insurance Proceeds" means an amount equal to: (a) any cash payments or proceeds received by any of the Borrower or its Subsidiaries under any casualty insurance policy in respect of a covered loss thereunder with respect to any Property, minus (b)(i) any actual costs incurred by such Loan Party in connection with the adjustment or settlement of any claims of such Loan Party in respect thereof (including reasonable fees and expenses of counsel), and (ii) provisions for all taxes payable as a result of such event.

      "Non-Eligible FBO" means any of the FBOs located at the following airports: (i) Teterboro Airport in New Jersey; (ii) Chicago Midway Airport in Illinois; (iii) McCarran International Airport in Nevada; (iv) Philadelphia International Airport in Pennsylvania; (v) John Wayne Airport in Orange County, California; (vi) Louisville International Airport in Kentucky; (vii) Pittsburgh International Airport in Pennsylvania; (viii) Republic Airport in New York, (ix) Houston Hobby Airport in Texas; (x) Palm Springs Airport in California, (xi) Aspen/Pitken County Airport in Colorado, (xii) Kelly Air Force Base Airport in Texas, (xiii) Austin-Bergtrom International Airport in Texas, (xiv) Palwaukee Municipal Airport in Illinois and (xv) Wiley Post Airport in Oklahoma.

      "Note" means a promissory note issued by the Borrower in favor of a Lender evidencing Loans made by such Lender, substantially in the form of Exhibit C to this Agreement.

      "Notice of Revolving Loan Conversion" means a request by the Borrower for a conversion of a Revolving Loan Borrowing in accordance with Section 2.2(c) of this Agreement.

      "Obligations" means all obligations, liabilities and indebtedness of every nature of any Loan Party from time to time owing to any Secured Party under any Loan Document including, without limitation, (i) all principal, interest, and fees, (ii) all scheduled payments due to the Hedging Banks under the Hedging Obligations, (iii) any amounts (including, without limitation, insurance premiums, licensing fees, recording and filing fees, and Taxes) the Secured Parties expend on behalf of the Borrower because the Borrower fails to make any such payment when required under the terms of any Transaction Document, and (iv) all amounts required to be paid under any indemnification, cost reimbursement or similar provision.

      "Operating Accounts" means the operating accounts described on Schedule
5.26 to this Agreement, and any additional or replacement accounts from time to time established and maintained by any of the Borrower or its Subsidiaries.

      "Operating Costs" means, for any period, all actual cash costs incurred (including any capital expenditures made in connection with the Businesses except as expressly excluded below and any Taxes and cash provisions for any such Taxes) and paid by the Borrower and its Subsidiaries (determined on a consolidated basis by excluding any such payments from any of the Borrower or its Subsidiaries to another of the Borrower or any of its Subsidiaries) in connection with the operation of their respective businesses, but excluding (a) all Expansion Capital Expenditures funded with funds transferred from the Distribution Account, financed by Indebtedness permitted in accordance with
Section 6.2(a)(iv) of this Agreement or funded by equity contributions made by the Investor, (b) all unusual and non-recurring fees and expenses, funded with funds transferred from the Distribution Account, financed by Indebtedness permitted in accordance with Section 6.2(a)(iv) of this Agreement or funded by equity contributions made by the Investor, relating to the integration of businesses resulting from the General Aviation Acquisition, the Eagle Aviation Acquisition and the Trajen Acquisition, in each instance to the extent deducted in the determination of Net Income after tax and in each case as determined in accordance with GAAP, (c) all noncash charges, including, but not limited to, depreciation or obsolescence charges or reserves therefor, amortization of intangibles or other bookkeeping entries of a similar nature, (d) all payments of principal, of interest or of fees upon the Loans (whether or not constituting Mandatory Debt Service), (e) Investments, (f) Distributions, (g) all costs paid by Net Insurance Proceeds or other insurance proceeds (other than proceeds of any business interruption or anticipated loss in revenues insurance), and (h) payments to employees of the Borrower and its Subsidiaries under any employee phantom stock ownership plan; provided that such items relating to the FBO businesses of GAH, Eagle Aviation or Trajen on a consolidated basis for the twelve-month period preceding the date of determination shall be included in such calculation without regard to whether GAH, Eagle Aviation or Trajen, as the case may be, was a Loan Party during such period.

      "Operating Revenues" means, for any period (without duplication), all income and other amounts received by or on behalf of the Borrower and its Subsidiaries (determined on a consolidated basis by excluding any such amounts received by any of the Borrower or its Subsidiaries to another of the Borrower or any of its Subsidiaries) during such period; provided that Operating Revenues shall not include (i) Net Condemnation Proceeds, (ii) Net Debt Proceeds (including proceeds of the Loans), (iii) Net Equity Proceeds (without regard to the proviso to the definition thereof), and (iv) Net Insurance Proceeds or other insurance proceeds (other than proceeds of any business interruption or anticipated loss in revenue insurance); provided that such items relating to the FBO businesses of GAH, Eagle Aviation or Trajen on a consolidated basis for the twelve-month period preceding the date of determination shall be included in such calculation without regard to whether GAH, Eagle Aviation or Trajen, as the case may be, was a Loan Party during such period.

      "Organizational Documents" means, with respect to a Loan Party, the certificate of incorporation, articles of incorporation, bylaws, certificate of limited partnership, articles of organization, operating agreement or comparable document of such Loan Party.

      "Original Loan Agreement" has the meaning given to that term in the Introduction to this Agreement.

      "Other Taxes" means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made under this Agreement or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement.

      "Outstanding Amount" means, with respect to any Letter of Credit, the aggregate face amount of such Letter of Credit, as reduced by each Drawing made by the beneficiary thereof.

      "Outstanding Exposure" means, at any time, the sum of (a) the aggregate then outstanding principal amount of the Loans and Letter of Credit Usage and
(b) following any termination of the Hedging Agreements upon the acceleration of the Loans in accordance with Section 7.2(a) of this Agreement or the commencement of any Bankruptcy Proceeding by or against the Borrower, (i) any Hedging Termination Obligations then due to the Hedging Banks or (ii) as to any Hedging Bank that is prevented from terminating a Hedging Agreement by the automatic stay or any other stay in any Bankruptcy Proceeding by or against the Borrower, the amount of any Hedging Termination Obligations that would have been then due to such Hedging Bank if such Hedging Agreement had been terminated as of the commencement of such Bankruptcy Proceeding; provided, that for the purpose only of determining the voting or approval rights of the Lenders under this Agreement and the other Loan Documents or in the context of the definition of "Required Lenders", if the Outstanding Exposure of Macquarie Bank Limited and its Affiliates as so calculated at any time exceeds 30% of the aggregate Outstanding Exposure, only that portion of such amounts held by Macquarie Bank Limited and its Affiliates as equals 30% of the aggregate Outstanding Exposure shall be included in such calculation.

      "PBGC" means the Pension Benefit Guaranty Corporation.

      "Permitted Indebtedness" has the meaning given to that term in Section 6.2(a) of this Agreement.

      "Permitted Investments" means (i) marketable direct obligations of the United States of America; (ii) marketable obligations directly and fully guaranteed as to interest and principal by the United States of America; (iii) demand deposits with the Collateral Agent, and time deposits, certificates of deposit and banker's acceptances issued by (x) the Collateral Agent, so long as its long-term debt securities are rated "A" or better by S&P and "A2" or better by Moody's, or (y) any member bank of the Federal Reserve System which is organized under the laws of the United States of America or any political subdivision thereof or under the laws of Canada, Switzerland or any country which is a member of the European Union having a combined capital and surplus of at least $500 million and having long-term unsecured debt securities rated "A" or better by S&P and "A2" or better by Moody's; (iv) commercial paper or tax-exempt obligations given the highest rating by S&P and Moody's; (v) obligations of the Collateral Agent meeting the requirements of clause (iii) above or any other bank meeting the requirements of clause (iii) above, in respect of the repurchase of obligations of the type as described in clauses (i) and (ii) above, provided that such repurchase obligations shall be fully secured by obligations of the type described in said clauses (i) and (ii) above, and the possession of such obligations shall be transferred to, and segregated from other obligations owned by, the Collateral Agent or such other bank; (vi) a money market fund or a qualified investment fund (including any such fund for which the Collateral Agent or any Affiliate thereof acts as an advisor or a manager) given one of the two highest long-term ratings available from S&P and Moody's, including any fund for which the Collateral Agent or an Affiliate of the Collateral Agent serves as an investment advisor, administrator, shareholder servicing agent, custodian or subcustodian, notwithstanding that (A) the Collateral Agent or an Affiliate of the Collateral Agent charges and collects fees and expenses from such funds for services rendered (provided that such charges, fees and expenses are on terms consistent with terms negotiated at arm's length) and (B) the Collateral Agent charges and collects fees and expenses for services rendered pursuant to the Collateral Agency Agreement; and (vii) eurodollar certificates of deposit issued by the Collateral Agent meeting the requirements of clause (iii) above or any other bank meeting the requirements of clause (iii) above. In no event shall any cash in the Accounts be invested in any obligation, certificate of deposit, acceptance, commercial paper or instrument which by its terms matures more than ninety (90) days after the date of investment, unless the Collateral Agent or a bank meeting the requirements of clause (iii) above shall have agreed to repurchase such obligation, certificate of deposit, acceptance, commercial paper or instrument at its purchase price plus earned interest within no more than ninety (90) days after its purchase. With respect to any rating requirement set forth above, if the relevant issuer is rated by either S&P or Moody's, but not both, then only the rating of such rating agency shall be utilized for the purpose of this definition.

      "Permitted Liens" has the meaning given to that term in Section 6.2(b) of this Agreement.

      "Permitted Subordinated Debt" means unsecured Indebtedness of any of the Borrower or its Subsidiaries in the form of loans to such Loan Party from an Investor or an Affiliate thereof, so long as (a) such obligations of such Loan Party are (i) unsecured and do not permit the holder of such Indebtedness to accelerate the principal amount thereof upon default, (ii) evidenced by an instrument or instruments subordinated to the rights of the Lenders containing provisions substantially in the form of Exhibit E to this Agreement, and (iii) payable solely from amounts distributable to the Borrower from the Distribution Account pursuant to Section 5.05 of the Collateral Agency Agreement, and (b) the Borrower or such other Loan Party retains the sole right to take any action, or refrain from taking any action, with respect to the business, affairs and properties of such Loan Party; provided that the agreement between such Loan Party and the holder of such Indebtedness may provide that such Loan Party will not, without the consent of such holder, enter into any agreement that affects the right of such holder to receive payments in accordance with the foregoing clause (iii).

      "Person" means any individual, corporation, cooperative, partnership, joint venture, association, joint-stock company, limited liability company, other entity, trust, unincorporated organization or Governmental Authority or other entity of whatever nature.

      "Plan" means any employee pension benefit plan (other than a Multiemployer
Plan) subject to the provisions of Title IV of ERISA or Section 412 of the IRC or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

      "Pledge Agreements" means, collectively, (a) the share pledge agreement dated as of December 12, 2005 by the Investor in favor of the Collateral Agent granting a first-priority security interest in the Equity Securities of the Borrower, (b) each pledge agreement delivered by the Borrower or any Subsidiary of the Borrower in favor of the Collateral Agent granting a security interest in the Equity Securities of the Subsidiaries of the Borrower as a condition to the Borrowing of Loans, (c) any pledge agreement executed and delivered after the Closing Date by the Investor in favor of the Collateral Agent granting a first-priority security interest in the Equity Securities of the Borrower, and
(d) any pledge agreement executed and delivered after the Closing Date by the Borrower or any Subsidiary of the Borrower in favor of the Collateral Agent granting a security interest in the Equity Securities of any additional or substituted Subsidiaries of the Borrower in accordance with Section 6.1(k) of this Agreement.

      "Prime Rate" means (i) for purposes of calculating the interest rate with respect to a Base Rate Revolving Loan, the rate of interest per annum publicly announced from time to time by the Revolving Loan Lender as its "prime rate" or "base rate" in effect on such day at its principal office in New York; and (ii) for any other purpose, the rate of interest per annum publicly announced from time to time by the Administrative Agent as its "prime rate" or "base rate" in effect on such day at its principal office in New York City. Any change in the Prime Rate announced by the Administrative Agent shall take effect on the day specified in the public announcement of such change.

      "Proceeds" means "proceeds" as such term is defined in the UCC or under other relevant law and, in any event, shall include, but shall not be limited to, (i) any and all proceeds of, or amounts (in whatsoever form, whether cash, securities, property or other assets) received under or with respect to, any insurance, indemnity, warranty or guaranty payable to the Borrower from time to time, and claims for insurance, indemnity, warranty or guaranty effected or held for the benefit of the Borrower, in each case with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever, whether cash, securities, property or other assets) made or due and payable to the Borrower from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any person acting under color of Governmental Authority), and (iii) any and all other amounts (in any form whatsoever, whether cash, securities, property or other assets) from time to time paid or payable under or in connection with any of the Collateral (whether or not in connection with the sale, lease or other disposition of the Collateral).

      "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

      "Proportional EBITDA Contribution" means, with respect to any prepayment of the Loans as permitted by the last paragraph of Section 7.1 of this Agreement, a percentage equal to the highest of (i) the projected EBITDA of the affected FBO(s) set forth in the Base Case Projections for the fiscal year following such prepayment divided by the aggregate projected EBITDA of all FBOs set forth in the Base Case Projections for such fiscal year; (ii) the EBITDA of the affected FBO(s) for the fiscal year immediately preceding such prepayment, divided by the aggregate EBITDA of all FBOs for such fiscal year; and (iii) the average EBITDA of the affected FBO(s) for the three successive fiscal years immediately preceding such prepayment, divided by the average aggregate EBITDA of all FBOs for such three-year period.

      "Pro Rata Share" means, with respect to each Term Loan Lender, at any time, a fraction (expressed as a percentage), the numerator of which is the amount of the Term Loan Commitment of such Lender at such time, and the denominator of which is the amount of the aggregate Term Loan Commitments, of all Term Loan Lenders, at such time. The initial Pro Rata Share of each Term Loan Lender as to its Term Loan Commitment is set forth opposite the name of such Lender on Schedule 2.1 to this Agreement or Assignment and Assumption pursuant to which such Lender becomes a party to this Agreement, as applicable.

      "Prudent Industry Practice" means, at a particular time, any of the practices, methods, standards and acts (including the practices, methods and acts engaged in or approved by a significant portion of the relevant aviation services industry relating to the FBO Leases, Managements Contracts or the Heliport Contract, as applicable, in the United States) that, at a particular time, in the exercise of reasonable judgment in light of the facts known at the time a decision was made, could reasonably have been expected to accomplish the desired result consistent with good business practices, reliability, economy, safety and expedition, and which practices, methods, standards and acts generally conform to operation and maintenance standards recommended by an FBO operator's or airport manager's, as applicable, equipment suppliers and manufacturers, applicable facility design limits and applicable governmental approvals and law. "Prudent Industry Practice" is not intended to be limited to the optimum practice or method to the exclusion of others, but rather to be a spectrum of possible but reasonable practices and methods.

      "Quarterly Funds Transfer Date" means the last Business Day of each March, June, September and December occurring after the Refinancing Term Loan Disbursement Date.

      "Receivables" means, at any time, all of the accounts owing to the Borrower and its Subsidiaries or any of them, net of any charges or reserves against such accounts in accordance with GAAP, as determined by reference to the most recent monthly operating reports of the Borrower and its Subsidiaries, less any account (to the extent not already accounted for in the charge or reserve against doubtful accounts) that is not paid within 90 days after the invoice date.

      "Reference Debt" means with respect to any Person, the long-term unsecured Indebtedness of such Person not benefiting from any guarantee, support agreement or other credit enhancement.

      "Reference Rate" means, as of any date, three-month LIBOR determined as of approximately 11:00 a.m. (London time) on such date.

      "Refinancing Term Loan" has the meaning specified in Section 2.1(a) of this Agreement.

      "Refinancing Term Loan Commitment" means, with respect to each Term Loan Lender, the commitment of such Term Loan Lender to make Refinancing Term Loans to the Borrower pursuant to Section 2.1 of this Agreement, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Term Loan Lender's name on Schedule 2.1 attached to this Agreement under the heading "Refinancing Term Loan

Commitment" or in the Assignment and Assumption pursuant to which such Term Loan Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

      "Refinancing Term Loan Commitment Period" means, with respect to the Refinancing Term Loan Commitments, the period from and including the Closing Date under, and as defined in, the Original Loan Agreement, to the earliest to occur of (a) January 9, 2006, (b) the date on which the Available Refinancing Term Loan Commitments are reduced to zero, and (c) the date of termination of the aggregate Refinancing Term Loan Commitments.

      "Refinancing Term Loan Disbursement Date" means December 14, 2005, the date of the Borrowing of the Refinancing Term Loans.

      "Refinancing Term Loan Lender" means (a) on the Closing Date, the holders of Refinancing Term Loan Commitments as set forth on Schedule 2.1 attached to this Agreement, and (b) thereafter, the Lenders from time to time holding Refinancing Term Loan Commitments after giving effect to any assignments permitted by Section 10.4 of this Agreement.

      "Reimbursement Obligations" means, at any time, the obligation of the Borrower with respect to any of the Letters of Credit to reimburse amounts paid by the Issuing Bank with respect to any Drawing under such Letter of Credit.

      "Reportable Event" has the meaning given to that term in Section 4043(c) of ERISA and applicable regulations thereunder other than an event as to which the reporting requirements have by regulation been waived; provided that failure to meet the minimum funding standards of Section 412 of the Code or Section 302 of ERISA shall be a Reportable Event.

      "Required Lenders" means, at any time, (a) Lenders (and, to the extent applicable, Hedging Banks) holding 66-2/3% or more of the aggregate then Outstanding Exposure (provided, that for the avoidance of doubt, such percentage shall take into account the proviso in the definition of the term "Outstanding Exposure") or (b) if there are no Loans or Letter of Credit Usage outstanding, Lenders holding 66-2/3% or more of the aggregate Commitments.

      "Responsible Officer" means, (i) when used with respect to the Borrower or any other Loan Party, the chief executive officer, president, chief financial officer, treasurer or assistant treasurer of such Person authorized by the board of directors of such Person to act on behalf of such Person in respect of the Loan Documents and notified in writing to the Administrative Agent; and (ii) when used with respect to the Collateral Agent, any officer within the corporate trust department of the Collateral Agent, including any vice president, assistant vice president, treasurer, assistant treasurer, trust officer or any other officer of the Collateral Agent who customarily performs functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of the Collateral Agency Agreement. Any document or certificate hereunder that is signed by a Responsible Officer shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of the Borrower or other applicable Person.

      "Restoration" means, in the case of any Event of Loss, the restoration, repair, replacement or rebuilding of the affected Property subject to the Event of Loss, as nearly as practicable to its value, condition and character immediately prior to such Event of Loss, with such alterations and additions as may be made by the applicable Loan Party, pursuant to and subject to any restoration plan approved by the Administrative Agent in the case of any Material Loss.

      "Restoration Plan" means, in the case of any Material Loss, a plan for the Restoration of the affected Property, certified by a Responsible Officer of the Borrower, demonstrating that (i) the Restoration is technically feasible and can be completed within a reasonable period of time consistent with the nature and extent of the Event of Loss, (ii) all Governmental Approvals required for the Restoration have been obtained or can be obtained in due course, and (iii) the Restoration will not result in a termination, cancellation, revocation or other invalidity or impairment of any material Governmental Approval, any FBO Lease, any Management Contract, the Heliport Contract or any other Material Contract, as applicable.

      "Revolver Default" means any event or occurrence, which, with the passage of time or the giving of notice or both, would become a Revolver Event of Default.

      "Revolver Event of Default" means any event or circumstance which would constitute an Event of Default hereunder, if the terms of this Agreement and the other Loan Documents were interpreted without giving effect to any amendment, waiver or consent granted or agreed to by the Required Lenders pursuant to
Section 10.1 of this Agreement (unless the Revolving Loan Lender approves any such amendment, waiver or consent in writing); provided that (i) with respect to any event or circumstance that constituted a Default or Event of Default at the time of any such amendment, waiver or consent, such event or circumstance shall not constitute a Revolver Event of Default unless the Revolving Loan Lender has given notice of the exercise of its rights under Section 7.2(b) of this Agreement within 15 days after written notice of the effectiveness of the amendment, waiver or consent granted or agreed to by the Required Lenders, and
(ii) any other event or circumstance shall not constitute a Revolver Event of Default unless the Revolving Loan Lender has advised the Borrower and the Administrative Agent in writing within 15 days after written notice of the effectiveness of the amendment, waiver or consent relating thereto that the Revolving Loan Lender will require compliance with the terms of this Agreement without reference to such amendment, waiver or consent. If notice is required by any term of this Agreement as a condition to the existence of an Event of Default, for purposes of a Revolver Event of Default, notice from the Revolving Loan Lender shall constitute such notice, the term of any such provision to the contrary notwithstanding.

      "Revolving Loan" has the meaning specified in Section 2.2(a) of this Agreement.

      "Revolving Loan Borrowing" means a borrowing consisting of Revolving Loans made by the Revolving Loan Lender pursuant to this Agreement.

      "Revolving Loan Borrowing Request" means a request by the Borrower for a Revolving Loan Borrowing in accordance with Section 2.2 of this Agreement.

      "Revolving Loan Commitment" means the commitment of the Revolving Loan Lender to make Revolving Loans to the Borrower pursuant to Section 2.2 of this Agreement (and thereafter to make additional Revolving Loans to reimburse Drawings under Letters of Credit pursuant to Section 2.13 of this Agreement), in an aggregate principal amount at any one time outstanding not to exceed $5,000,000 (which amount shall be inclusive of the Letter of Credit Sublimit), as such amount may be adjusted from time to time in accordance with this Agreement.

      "Revolving Loan Commitment Period" means, with respect to the Revolving Loan Commitment, the period from and including the Closing Date to the earliest to occur of (a) the Revolving Loan Commitment Termination Date, (b) the date on which the Available Revolving Loan Commitments are reduced to zero, and (c) the date of termination of the aggregate Revolving Loan Commitments.

      "Revolving Loan Commitment Termination Date" means the date that is five
(5) days prior to the Maturity Date; provided that if such date is a day other than a Business Day, the Revolving Loan Commitment Termination Date shall be the next succeeding Business Day unless such next succeeding Business Day falls in the next calendar month, in which case the Revolving Loan Commitment Termination Date shall be the immediately preceding Business Day.

      "Revolving Loan Lender" means Mizuho Corporate Bank, Ltd., and any permitted successor thereto.

      "Secured Parties" means collectively, the Collateral Agent, the Securities Intermediary, the Administrative Agent, the Lenders, the Issuing Bank, and the Hedging Banks.

      "Securities Account" has the meaning specified in Section 5.10 of the Collateral Agency Agreement.

      "Securities Act" means the Securities Act of 1933, as amended.

      "Securities Intermediary" means The Bank of New York, a New York banking corporation, in its capacity as securities intermediary under the Collateral Agency Agreement, or any Person appointed to replace such Person with the authority to exercise and perform the rights and duties of the Securities Intermediary under the Collateral Agency Agreement.

      "Security Agreement" means the Security Agreement, dated as of December 12, 2005, between the Borrower and the Collateral Agent for the benefit of the Secured Parties, as well as each security agreement delivered in accordance with
Section 6.1(k) of this Agreement.

      "Security Documents" means the Collateral Agency Agreement, the Security Agreement, the Subsidiary Security Agreement, together with any joinders thereto, the Executive Intellectual Property Security Agreement, the Trajen Intellectual Property Security Agreement, the Pledge Agreements, the Subsidiary Guaranty and the Contribution Agreement, together with any joinders thereto, each leasehold mortgage or leasehold deed of trust from time to time recorded with the appropriate recording office with respect to the assignment of leasehold interest in each of the FBO Leases, each control agreement entered into with a depositary institution or securities intermediary, each consent or acknowledgment by an Airport Authority regarding the collateral assignment of the rights and obligations of the applicable Loan Party pursuant to the relevant FBO Lease and/or the equity interests of such Loan Party, and all other instruments, agreements, certificates, opinions and documents (including Uniform Commercial Code financing statements and fixture filings and landlord waivers) delivered to the Collateral Agent or any Lender in connection with any Collateral or to secure the Obligations.

      "Solvent" means, with respect to any Person on any date, that on such date
(a) the fair value of the Property of such Person is greater than the fair value of the liabilities (including contingent, subordinated, matured and unliquidated liabilities) of such Person, (b) the present fair saleable value of the assets of such Person is greater than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature and (d) such Person is not engaged in or about to engage in business or transactions for which such Person's Property would constitute an unreasonably small capital.

      "Special Reserve Account" means the "Special Reserve Account" established and created in the name of the Collateral Agent pursuant to Section 5.01 of the Collateral Agency Agreement.

      "S&P" or "Standard & Poor's" means Standard & Poor's Rating Service, a division of The McGraw-Hill Companies, Inc. or any successor thereto.

      "Subsidiary" of any Person means (a) any corporation of which the required percentage of the issued and outstanding Equity Securities having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries, (b) any partnership, joint venture, limited liability company or other association of which the required percentage of the equity interest having the power to vote, direct or control the management of such partnership, joint venture or other association is at the time owned and controlled by such Person, by such Person and one or more of the other Subsidiaries or by one or more of such Person's other Subsidiaries or (c) any other Person included in the Financial Statements of such Person on a consolidated basis. Unless otherwise indicated in this Agreement, "Subsidiary" means a Subsidiary of the Borrower.

      "Subsidiary Guaranty" means that certain Subsidiary Guaranty dated as of December 12, 2005 and executed by each Subsidiary of the Borrower in favor of the Secured Parties.

      "Subsidiary Security Agreement" means that certain Subsidiary Security Agreement dated as of December 12, 2005 and executed by each Subsidiary of the Borrower and the Collateral Agent on behalf of the Secured Parties.

      "Tax" or "Taxes" means all present or future fees, taxes (including, without limitation, income taxes, sales taxes, use taxes, stamp taxes, value-added taxes, excise taxes, ad valorem taxes and property taxes (personal and real, tangible and intangible)), levies, assessments, withholdings and other charges and impositions of any nature, plus all related interest, penalties, fines and additions to tax, now or hereafter imposed by any federal, state, local or foreign government or other taxing authority.

      "Technical Advisor" means Leigh Fisher Associates, a division of Jacobs Consulting Inc., or any other firm reasonably acceptable to the Borrower as the Administrative Agent shall designate.

      "Term Loan" has the meaning specified in Section 2.1(a) of this Agreement.

      "Term Loan Borrowing" means the borrowing consisting of Term Loans made or to be made by the Term Loan Lenders pursuant to this Agreement.

      "Term Loan Borrowing Request" means a request by the Borrower for a Term Loan Borrowing in accordance with Section 2.1 of this Agreement.

      "Term Loan Commitment" means, with respect to each Term Loan Lender, the Refinancing Term Loan Commitment and the Trajen Acquisition Term Loan Commitment.

      "Term Loan Commitment Period" means the Refinancing Term Loan Commitment Period and the Trajen Acquisition Term Loan Commitment Period.

      "Term Loan Lender" means (a) on the Closing Date, the holders of Term Loan Commitments as set forth on Schedule 2.1 attached to this Agreement, and (b) thereafter, the Lenders from time to time holding Term Loan Commitments after giving effect to any assignments permitted by Section 10.4 of this Agreement.

      "Total Funded Debt" means, as of any date of determination, with respect to the Borrower and its Subsidiaries on a consolidated basis, the outstanding Obligations under this Agreement.

      "Trajen" means Trajen Holdings, Inc., a Delaware corporation.

      "Trajen Acquisition" means the consummation of the purchase of all of the outstanding Equity Securities of Trajen by the Investor pursuant to the Trajen Purchase Agreement (as defined in Schedule A-3 hereto) and the assignment of 100% of the ownership interest in such Equity Securities by the Investor to the Borrower.

      "Trajen Acquisition Term Loan" has the meaning specified in Section 2.1(a) of this Agreement.

      "Trajen Acquisition Term Loan Commitment" means, with respect to each Term Loan Lender, the commitment of such Term Loan Lender to make Trajen Acquisition Term Loans to the Borrower pursuant to Section 2.1 of this Agreement, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Term Loan Lender's name on Schedule 2.1 attached to this Agreement under the heading "Trajen Acquisition Term Loan Commitment" or in the Assignment and Assumption pursuant to which such Term Loan Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

      "Trajen Acquisition Term Loan Commitment Period" means, with respect to the Trajen Acquisition Term Loan Commitments, the period from and including the Closing Date (as defined in this Agreement) to the earliest to occur of (a) December 31, 2006, (b) the date on which the Available Acquisition Term Loan Commitments are reduced to zero, and (c) the date of termination of the aggregate Acquisition Term Loan Commitments.

      "Trajen Acquisition Term Loan Disbursement Date" means the date of the Borrowing of Trajen Acquisition Term Loans the proceeds of which will finance a portion of the acquisition and related costs in connection with the Trajen Acquisition.

      "Trajen Acquisition Term Loan Lender" means (a) on the Closing Date, the holders of the Trajen Acquisition Term Loan Commitments as set forth on Schedule
2.1 attached to this Agreement, and (b) thereafter, the Lenders from time to time holding Trajen Acquisition Term Loan Commitments after giving effect to any assignments permitted by Section 10.4 of this Agreement.

      "Trajen FBO Leases" means, collectively, the leases or use agreements with or on behalf of the relevant Airport Authorities, and other real property leases and related agreements with the relevant Airport Authorities associated therewith, relating to the fixed base operations of Trajen and any of Trajen's Subsidiaries, as set forth in Schedule A-1.

      "Trajen Intellectual Property Security Agreement" has the meaning specified in Section 4.3(a)(i)(C) of this Agreement.

      "Type" means, with respect to any Loan or Borrowing at any time, the classification of such Loan or Borrowing in accordance with the type of interest rate it then bears, whether an interest rate based upon the Base Rate or LIBOR.

      "Uniform Commercial Code" or "UCC" means the New York Uniform Commercial Code, as in effect from time to time.

RULES OF INTERPRETATION

      1. Definitions of terms shall apply equally to the singular and plural forms of the terms defined.

      2. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation".

      3. The word "will" shall be construed to have the same meaning and effect as the word "shall".

      4. A reference to a Legal Requirement includes any amendment or modification to such Legal Requirement, and all regulations, rulings and other Legal Requirement promulgated under such Legal Requirement.

      5. A reference to a Person shall be construed to include its successors and assigns.

      6. Except as otherwise expressly specified, all accounting terms have the meanings assigned to them by GAAP, as in effect from time to time.

      7. A reference in a document to an Article, Section, Exhibit, Schedule, Annex or Appendix is to the Article, Section, Exhibit, Schedule, Annex or Appendix of such document unless otherwise indicated. Exhibits, Schedules, Annexes or Appendices to any document shall be deemed incorporated by reference in such document.

      8. Any definition of or reference to any agreement, instrument or other document shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth in the Loan Documents).

      9. The words "hereof," "herein" and "hereunder" and words of similar import when used in any document shall refer to such document as a whole and not to any particular provision of such document.

      10. References to "days" means calendar days, unless the term "Business Days" shall be used. References to a time of day means such time in New York, New York, unless otherwise specified.

      11. The Loan Documents are the result of negotiations between, and have been reviewed by the Borrower, the Administrative Agent, each Lender and their respective counsel. Accordingly, the Loan Documents shall be deemed to be the product of all parties thereto, and no ambiguity shall be construed in favor of or against the Borrower, the Administrative Agent or any Lender.

                           SCHEDULES TO LOAN AGREEMENT

Unless the context otherwise requires, all capitalized terms used in these disclosure Schedules shall have the respective meanings assigned to them in this Agreement. No reference to or disclosure of any item or other matter in these Schedules shall be construed as an admission or indication that such item or other matter is material or that such item or other matter is required to be referred to or disclosed pursuant to this Agreement. Certain agreements and other matters are listed herein, notwithstanding the fact that, because they do not rise above applicable materiality thresholds or otherwise, they are not required to be listed by the terms of this Agreement. No reference or listing in these Schedules to any agreement or document shall be construed as an admission or indication that such agreement or document is enforceable or currently in effect or that there are any obligations remaining to be performed or any rights that may be exercised under such agreement or document (provided that such statement does not limit any representation or warranty contained in any Loan Document to the effect that any agreement or document is enforceable against any Person or is in full force and effect). References to any document herein that has been previously delivered to the Administrative Agent or to Orrick, Herrington & Sutcliffe LLP are qualified in their entirety by the document itself.

The disclosures contained in these schedules are intended only to list those items required to be listed in the Sections of this Agreement corresponding to the number of the schedule, and to qualify and limit the representations and warranties of the Borrower contained in this Agreement, and shall not be deemed to expand in any way the scope or effect of any of such representations or warranties.

                                                                    Schedule A-1
                                                               to Loan Agreement

                                  SCHEDULE A-1

                                   FBO LEASES

MIDWAY

1. Facilities Lease and Use Agreement dated as of September 23, 2003, between the City of Chicago and Atlantic Aviation Corporation for property located at Chicago Midway Airport.

TETERBORO

2. Use and Occupancy Agreement dated as of January 1, 1986, between Johnson Controls World Services, Inc. (successor by assignment to Pan American World Airways, Inc.) and Atlantic Aviation Corporation (successor by assignment to Texaco, Inc.), as amended and supplemented on July 8, 1988, January 23, 1995, May 27, 1999 and August 23, 2000, for property located at Teterboro Airport.

3. Use and Occupancy Agreement dated as of February 14, 1979, between Johnson Controls World Services Inc. (successor by assignment to Pan American World Airways, Inc.) and Atlantic Aviation Corporation, as amended and supplemented on January 1, 1985, January 1, 1987, January 1, 1995, May 18, 1999, August 1, 1999, and August 23, 2000, for property located at Teterboro Airport.

BRIDGEPORT

4. Lease and Operation Agreement dated as of September 1, 1995, between City of Bridgeport and Bridgeport Airport Services, Inc. d/b/a Million Air Bridgeport for property located at Sikorsky Memorial Airport (Hangars 1 and 2).

5. Lease and Operation Agreement dated as of September 5, 2002, between City of Bridgeport and Bridgeport Airport Services, Inc. d/b/a Million Air Bridgeport for property located at Sikorsky Memorial Airport (Hangars 3 and 4).

HARTFORD

6. Operating Agreement dated as of May 2, 1996, between the State of Connecticut Department of Transportation and Brainard Airport Services, Inc. d/b/a Million Air for management of Air One, Inc. and Charter Oak Aviation, Inc. at Hartford-Brainard Airport.

7. Lease and Operating Agreement dated as of October 29, 1985, between the State of Connecticut, Department of Transportation and Air One, Inc., as amended on June 26, 1991, and November 10, 1997, for property located at Hartford-Brainard Airport. Brainard was assigned Air One's obligations under a January 11, 1999, Purchase Agreement.

8. Lease and Operating Agreement dated as of September 10, 1990, between the State of Connecticut, Department of Transportation and Charter Oak Aviation, Inc., as amended

                                  Sched. A-1-2
      on February 26, 1991, July 21, 1995, and October 6, 1999, for property located at Hartford-Brainard Airport.

PHILADELPHIA AND NORTHEAST PHILADELPHIA

9. Lease Development, & Operating Agreement dated as of December 8, 1998, between City of Philadelphia and Atlantic Aviation Flight Support, Inc. (f/k/a Atlantic Aviation PHL, Inc.), as amended on May 27, 1999, July 1, 1999, October 6, 1999, September 29, 2000, September 6, 2001, and _________, 2001 (Sixth Amendment), for properties located at Philadelphia International Airport and Northeast Philadelphia Airport.

HOBBY

10. Lease Agreement dated August 25, 1970, between City of Houston and Atlantic Aviation Corporation, as amended and supplemented on February 3, 1972, July 19, 1972, October 19, 1976, February 12, 1979, and November 2,
      2000 (countersigned date), for property located at William P. Hobby
      Airport.

11. Lease Agreement dated as of November 9, 1993, between City of Houston and Atlantic Aviation Corporation, as amended on February 6, 1997 and July 1, 2005 (effective date), for property located at William P. Hobby Airport.

FARMINGDALE

12. Lease Agreement dated November 19, 1987, between the New York State Department of Transportation and Flightways of Long Island, Inc., as amended on January 21, 1992, October 15, 1992, September 30, 1993, May 10, 1993, February 11, 1994, and December 24, 1997, for property located at Republic Airport.

NEW ORLEANS INTERNATIONAL AIRPORT

13. Lease dated September 7, 1977, between City of New Orleans and General Aviation Corporation, as amended on November 5, 1986, for property located at New Orleans International Airport.

14. FBO Lease and Use Agreement dated effective March 23, 2001, between New Orleans Aviation Board and General Aviation, L.L.C., successor by merger to General Aviation Corporation, as amended on March 22, 2002, for property located at New Orleans International Airport.

NEW ORLEANS LAKEFRONT

15. Contract of Lease dated February 1, 1995, between Board of Commissioners of Orleans Levee District and General Aviation of New Orleans, Inc. for property located at New Orleans Lakefront Airport.

16.   [Reserved.]

PALM SPRINGS

17. Indenture of Lease and Aeronautical Concession Agreement effective December 15, 1981 between the City of Palm Springs, California and Jimsair Aviation Services, Inc., as modified by that certain Amendment No. 1 dated September 18, 1986, as further modified by that certain Option Agreement dated September 18, 1986 between the City of Palm Springs and Jimsair Aviation Services, Inc., as further modified by that certain

                                  Sched. A-1-3

      Consent to Assignment and Encumbrance of Ground Lease Interest dated March 17, 1994 among the City of Palm Springs and Dorfinco Corporation and Air Sources, Inc.

JOHN WAYNE AIRPORT -- NEWPORT JET CENTER

18. FBO Lease dated October 24, 1994, by and between County of Orange and Pan Western, Ltd., a California limited partnership, as amended by that certain First Amendment to Ground Lease between County of Orange and Pan Western, Ltd., dated November 19, 1996, that certain Second Amendment to FBO Lease between County of Orange and Pan Western, Ltd., dated March 24, 1998, that certain Third Amendment to FBO Lease dated March 24, 1998 executed by the County of Orange as Lessor and Pan Western, Ltd., as Tenant, and that certain Fourth Amendment to FBO Lease dated December 19, 2002 executed by the County of Orange as Lessor and Newport FBO Two, LLC, as Tenant.

PITTSBURGH INTERNATIONAL AIRPORT

19. Lease Agreement (No. 38925), dated January 28, 1998, by and between the County of Allegheny and American
      Port Services, Inc.; amended by Amendment Agreement, dated July 12, 1999; amended by Second Amendment, dated September 13, 2001; and further amended by Letter, dated August 24, 2000, from the County of Allegheny, revising Exhibit A to confirm surveyed lease areas; as assigned by Assignment Agreement dated November 5, 2002 by and between Alleghany County Airport Authority, American Port Services Inc and Macquarie Aviation north America 2 Inc. (Pittsburgh)

20. License Agreement (No. 38926), dated January 28, 1998, by and between the County of Allegheny, as licensor, and American Port Services, Inc., as licensee; as assigned by Assignment Agreement dated November 5, 2002 by and between Alleghany County Airport Authority, American Port Services Inc and Macquarie Aviation north America 2 Inc. (Pittsburgh)

LOUISVILLE INTERNATIONAL AIRPORT

21. Fixed Base Operator Lease and Concession Agreement, dated March 20, 1996, by and between the Regional Airport Authority of Louisville and Jefferson County and Johnson Controls World Services, Inc., as amended by First Amendment, dated October 14, 1996, to the Fixed Base Operator Lease and Concession Agreement dated March 20, 1996, by and between the Regional Airport Authority of Louisville and Jefferson County and Johnson Controls World Services, Inc.; assigned by the Assignment of Contract, Amendment and Consent, dated July 30, 1997, by and among the Regional Airport Authority of Louisville and Jefferson County, Johnson Controls World Services, Inc. and American Port Services, Inc.; and further amended by Letter Agreement, dated July 10, 2001, by and between Regional Airport Authority of Louisville and Jefferson County and American Port Services, Inc.; and assigned by Consent dated November 1, 2002, by the Regional Airport Authority of Louisville and Jefferson County in favour of American Port Services Inc and Macquarie Aviation North America 2 Inc. (Louisville)

22.   [Reserved]

                                  Sched. A-1-4

GULFPORT-BILOXI REGIONAL AIRPORT

23. Amended Fixed Base Operator Lease with U.S. Aviation Corporation, dated May 1, 1991, by and between the Gulfport-Biloxi Regional Airport Authority and U.S. Aviation Corporation, which amends and restates the lease, dated February 8, 1980, entered into by the Gulfport-Biloxi Regional Airport Authority with Aero International, Inc.; assigned by Assignment and Assumption of Leases, dated as of September 18, 2000, between U.S. Aviation, Inc. as assignor and American Port Services, Inc., as assignee; and consented to by Consent to Assignment and Estoppel Certificate, dated September 15, 2000, by the Gulfport-Biloxi Regional Airport Authority to and in favor of U.S. Aviation, Inc. and American Port Services, Inc. and assigned by Assignment and Assumption of Leases dated November 5, 2002 by and between American Port Services Inc and Macquarie Aviation North America 2 Inc. (Gulfport)

24. Fixed Base Operator Lease, dated September 3, 1997, between the Gulfport-Biloxi Regional Airport Authority and U.S. Aviation Corporation; assigned by Assignment and Assumption of Leases, dated as of September 18, 2000, by and between U.S. Aviation, Inc., as assignor to American Port Services, Inc., as assignee; and consented to by Consent of Assignment and Estoppel Certificate, dated September 15, 2000, by the Gulfport-Biloxi Regional Airport Authority to and in favor of American Port Services, Inc. and U.S. Aviation, Inc. and assigned by Assignment and Assumption of Leases dated November 5, 2002 by and between American Port Services Inc and Macquarie Aviation North America 2 Inc. (Ramp Lease, Gulfport)

25. Bare Ground Lease for Fuel Farm, dated March 5, 1999, between the Gulfport-Biloxi Regional Airport Authority and U.S. Aviation Corporation; assigned by Assignment and Assumption of Leases, dated as of September 18, 2000, by and between U.S. Aviation, Inc., as assignor to American Port Services, Inc., as assignee; and consented to by Consent of Assignment and Estoppel Certificate, dated September 15, 2000, by the Gulfport-Biloxi Regional Airport Authority to and in favor of American Port Services, Inc. and U.S. Aviation, Inc. and assigned by Assignment and Assumption of Leases dated November 5, 2002 by and between American Port Services Inc and Macquarie Aviation North America 2 Inc. (Fuel Farm Lease, Gulfport)

BURLINGTON AIRPORT

26. Lease between the City of Burlington, Airport Realty Associates and Valley Air Services, Inc., dated February 19, 1986; modified by Modification of Lease, dated September 13, 1989; further modified by Second Modification of Lease Agreement, dated September 13, 1989; further modified by Third Modification of Lease Agreement, dated January 11, 1992; assigned to HCA Airport Realty, LLC by a Deed of Transfer and Assignment of Leases, dated March 14, 1997; sublet to Valley Air Services, Inc. by Sublease, dated March 14, 1997, between HCA Airport Realty, LLC and Valley Air Services, Inc.; assignment and sublet consented to by Consent to Assignment and Assumption of Leases, dated March 14, 1997; amended by Letter Agreement, dated March 14, 1997, by


                                  Sched. A-1-5
      and among the City of Burlington, HCA Airport Realty, LLC and Valley Air Services, Inc.; further modified by Fourth Modification of Lease Agreement, dated November 25, 1997; further assigned by Assignment of Leases and Agreement, dated July 2, 2001, by and between HCA Airport Realty, LLC, Valley Air Services, Inc. and HCA Aircraft Services, LLC, as assignors, Amports Avcenters, Inc., as assignee and American Port Services, Inc.; and assignment consented to and lease further modified by Consent to Assignment and Assumption of Leases and Lease Amendment Agreement, dated July 2, 2001, by and among the City of Burlington, American Port Services, Inc., Amports Avcenters, Inc., Valley Air Services, Inc., HCA Airport Realty, LLC and
      HCA Aircraft Services, LLC.; as guaranteed by Macquarie Airports North America Inc under Termination and Release Agreement dated October 28, 2002 by the City of Burlington, Vermont in favor of American port Services Inc and Macquarie Airports North America Inc. (Heritage East Lease, Burlington)

27. Fixed Base Operator and Lease Agreement between the City of Burlington and HCA Aircraft Services, LLC, dated November 25, 1997; sublet to Valley Air Services, Inc. by Sublease, dated as of November 25, 1997; modified by Letter Agreement, dated September 14, 1998, by and among the City of Burlington, HCA Airport Realty, LLC, HCA Aircraft Services, LLC, Valley Air Services, Inc., Valet Air Services, Inc., Neagley & Chase Construction Company and Burlington Community Development Corporation; assigned by Assignment of Leases and Agreement, dated July 2, 2001, by and among American Port Services, Inc., Amports Avcenters, Inc., as assignee, Valley Air Services, Inc., HCA Airport Realty, LLC and HCA Aircraft Services, LLC, as assignors; and assignment consented to and lease further modified by Consent to Assignment and Assumption of Leases and Lease Amendment Agreement, dated July 2, 2001, by and among the City of Burlington, American Port Services, Inc., Amports Avcenters, Inc., Valley Air Services, Inc., HCA Airport Realty, LLC and HCA Aircraft Services, LLC. ; as guaranteed by Macquarie Airports North America Inc under Termination and Release Agreement dated October 28, 2002 by the City of Burlington, Vermont in favor of American port Services Inc and Macquarie Airports North America Inc. (Heritage West Lease, Burlington)

28. Lease Agreement (1) between Burlington Community Development Corporation and HCA Aircraft Services, LLC, dated November 25, 1997; Subordination, Attornment and Non-Disturbance Agreement, dated November 25, 1997, by and among The Howard Bank, N.A., HCA Aircraft Services, LLC and Burlington Community Development Corporation; sublet to Valley Air Services, Inc. by Sublease, dated as of November 25, 1997; modified by Letter Agreement, dated September 14, 1998, by and among the City of Burlington, HCA Airport Realty, LLC, HCA Aircraft Services, LLC, Valley Air Services, Inc., Valet Air Services, Inc., Neagley & Chase Construction Company and Burlington Community Development Corporation; assigned by Assignment of Leases and Agreement, dated July 2, 2001, by and among American Port Services, Inc., Amports Avcenters, Inc., as assignee, Valley Air Services, Inc., HCA Airport Realty, LLC and

----------

(1) This Lease is actually a sublease which is subject to Ground Lease and Agency Agreement, dated as of November 25, 1997, between the City of Burlington and Burlington Community Development Corporation.

                                  Sched. A-1-6

      HCA Aircraft Services, LLC, as assignors; and assignment consented to and further modified by Consent to Assignment and Assumption of Leases and Lease Amendment Agreement, dated July 2, 2001, by and among the City of Burlington, American Port Services, Inc., Amports Avcenters, Inc., Valley Air Services, Inc., HCA Airport Realty, LLC and HCA Aircraft Services, LLC, and by Letter Agreement, dated July 3, 2001, by and among The Howard Bank, N.A., HCA Aircraft Services, LLC, Burlington Community Development Corporation and Amports Avcenters, Inc. ; as guaranteed by Macquarie Airports North America Inc under Termination and Release Agreement dated October 28, 2002 by the City of Burlington, Vermont in favor of American port Services Inc and Macquarie Airports North America Inc. (North Hangar Lease, Burlington)

29. Consent to Assignment and Assumption of Leases and Lease Amendment Agreement, dated July 2, 2001 between the City of Burlington, Vermont; American Port Services, Inc., a Delaware corporation having a principal place of business in Baltimore, Maryland; Amports Avcenters, Inc., a Delaware corporation qualified to do business in Vermont; Valley Air Services, Inc. d/b/a Heritage Flight, a Vermont corporation qualified to do business in Vermont; HCA Airport Realty, LLC, a Vermont limited liability company qualified to do business in Vermont, and HCA Aircraft Services, LLC, a Vermont limited liability company qualified to do business in Vermont.

30. Second Amendment to Leases and Agreement Respecting Environmental Matters by and between BTV AvCenter, Inc. (d/b/a FBO Avcenter-Burlington, and formerly known as Amports Avcenters, Inc.); Macquarie Airports North America, Inc.; and the City of Burlington, Vermont, dated August 10, 2004

NEW CASTLE AIRPORT

31. Lease Agreement (1), dated September 25, 1987, by and between New Castle County and Dawn Aeronautics, Inc., assigned by Assignment of Lease, dated November 12, 1996, by and between Dawn Aeronautics, Inc., as assignor to Dawn Aero, Inc., as assignee; and Memorandum of Lease, dated August 10, 1998, by and between Delaware River and Bay Authority and Dawn Aero, Inc. (New Castle)

32. Lease, dated April __ 2005, between The Delaware River and Bay Authority, as lessor, and ILG Avcenter, Inc., as lessee

MCCARRAN INTERNATIONAL AIRPORT

33. Lease Agreement, dated June 18, 1996, the County of Clark, a political subdivision of the State of Nevada, and Eagle Aviation Resources Ltd., a Nevada limited liability company.

----------

(1) This Lease is actually a sublease which is subject to a (i) Ground Lease, dated June 30, 1995, by and between New Castle County and Delaware River and Bay Authority, and (ii) Instrument of Transfer between the United States of America and Levy Court of New Castle County, Delaware, dated April 29, 1949, recorded in Deed Record C, Volume 49, Page 75.

                                  Sched. A-1-7

                                                                    Schedule A-2
                                                               to Loan Agreement

                                  SCHEDULE A-2

                   MANAGEMENT CONTRACTS AND HELIPORT CONTRACT

ATLANTIC CITY INTERNATIONAL AIRPORT

1. Management Agreement for the Operation of the Atlantic City International Airport, dated August 20, 2001, by and between South Jersey Transportation Authority and American Port Services, Inc. ; and assigned by Consent dated October 22, 2002, by the South Jersey Transportation Authority in favour of American Port Services Inc and Macquarie Aviation North America 2 Inc.

REPUBLIC AIRPORT

2. Management and Operation of Republic Airport Agreement, dated April 1, 2000, between the People of the State of New York and American Port Services, Inc., as supplemented by Supplemental Agreement No. 1, effective as of April 1, 2001, between the People of the State of New York, acting by and through the Commissioner of Transportation and the Department of Transportation, and American Port Services, Inc.; and as further supplemented by Supplemental Agreement No. 2, effective as of April 1, 2002, between the People of the State of New York, acting by and through the Commissioner of Transportation and the Department of Transportation, and American Port Services, Inc; as assigned by Consent dated September 13, 2002, by the The People of the Sate of New York acting by and through the Department of Transportation in favour of American Port Services Inc and Macquarie Aviation North America 2 Inc.

3. Engineering and Capital Project Management Agreement, dated April 1, 2000, between the People of the State of New York, acting by and through the Department of Transportation and American Port Services, Inc.; as supplemented by Supplemental Agreement No. 1 for Capital Facilities Development, dated April 1, 2001, between the People of the State of New York acting by and through the Commissioner of Transportation and the Department of Transportation and American Port Services, Inc., Supplemental Agreement No. 2 for Capital Facilities Development, effective as of October 24, 2001, between the People of the State of New York, acting by and through the Commissioner of Transportation and the Department of Transportation, and American Port Services, Inc. as further supplemented by Supplemental Agreement No. 3 for Capital Facilities Development, effective as of February 1, 2002, between the People of the State of New York, acting by and through the Commissioner of Transportation and the Department of Transportation, and American Port Services, Inc. and as further supplemented by Supplemental Agreement No. 4 for Capital Facilities Development, effective as of May 1, 2002, between the People of the State of New York, acting by and

                                  Sched. A-2-1
      through the Commissioner of Transportation and the Department of Transportation, and American Port Services, Inc.; as assigned by Consent dated September 13, 2002, by the The People of the Sate of New York acting by and through the Department of Transportation in favour of American Port Services Inc and Macquarie Aviation North America 2 Inc.; as further supplemented by Supplemental Agreement No. 5 for Capital Facilities Development, effective as of March 28, 2003, between the People of the State of New York, acting by and through the Commissioner of Transportation and the Department of Transportation, and Macquarie Aviation North America 2, Inc.; as extended by Contract Extension Memorandum dated December 3, 2004 by and between the People of the State of New York, acting by and through the Commissioner of Transportation and the Department of Transportation, and Macquarie Aviation North America 2, Inc.; as further supplemented by Supplemental Agreement No. 6 for Capital Facilities Development, effective as of August 8, 2005, between the People of the State of New York, acting by and through the Commissioner of Transportation and the Department of Transportation, and Macquarie Aviation North America 2, Inc.; as further supplemented by Supplemental Agreement No. 7 for Capital Facilities Development, effective as of September 19, 2005, between the People of the State of New York, acting by and through the Commissioner of Transportation and the Department of Transportation, and Macquarie Aviation North America 2, Inc.; as further supplemented by Supplemental Agreement No. 8 for Capital Facilities Development, effective as of November 18, 2005, between the People of the State of New York, acting by and through the Commissioner of Transportation and the Department of Transportation, and Macquarie Aviation North America 2, Inc.; and as further supplemented by Supplemental Agreement No. 9 for Capital Facilities Development, effective as of January 11, 2006, between the People of the State of New York, acting by and through the Commissioner of Transportation and the Department of Transportation, and Macquarie Aviation North America 2, Inc.

4. Project Specific Subcontract Management and Business Development Services for Republic Airport, dated April 1, 2006, by and between Macquarie Aviation North America 2 Inc. d/b/a Avports and URS Corporation-New York

TETERBORO AIRPORT

5. Agreement to Perform Operations and Maintenance at the Port Authority Teterboro Airport, dated September 15, 2000, between the Port Authority of New York and New Jersey and American Port Services, Inc., as supplemented by Letter, dated October 7, 2002, from Cile Pace to Oswin Moore increasing Management Fee thereunder. ; as assigned by Assignment with Assumption and Consent Agreement dated November 27, 2002, by and among The Port Authority of New York and New Jersey, American Port Services Inc and Macquarie Aviation North America 2 Inc.

6. Use and Occupancy Agreement (File No. TA-306), dated December 1, 1999, between Johnson Controls World Services, Inc. and American Port Services, Inc., as consented to by Consent Agreement, dated December 15, 1999, by and among Johnson Controls World Services, Inc., The Port Authority of New York and New Jersey and American

                                  Sched. A-2-2

      Port Services, Inc.; and as supplemented by Supplemental Agreement, dated August 23, 2000, by and between The Port Authority of New York and New Jersey and American Port Services, Inc. ; as assigned by Assignment with Assumption and Consent Agreement dated November 27, 2002, by and among The Port Authority of New York and New Jersey, American Port Services Inc and Macquarie Aviation North America 2 Inc.

TWEED - NEW HAVEN AIRPORT

7. Management Agreement for the Operation of Tweed-New Haven Airport, dated July 1, 1998, between the Tweed-New Haven Airport Authority and American Port Services, Inc.; as assigned by Consent and Agreement dated September 18, 2002, by and between Tweed-New Haven Airport Authority, American Port Services Inc and Macquarie Aviation North America 2 Inc.

WESTCHESTER COUNTY AIRPORT

8. Contract for the Management and Operation of Westchester County Airport, dated June 26, 1996, between the County of Westchester and Johnson Controls World Services, Inc., as assigned by the Assignment Agreement, dated July 1997, between the County of Westchester, Johnson Controls World Services, Inc. and American Port Services, Inc.; as assigned by Consent and Agreement dated December 12, 2002, by and between County of Westchester, American Port Services Inc and Macquarie Aviation North America Inc.

ALBANY INTERNATIONAL AIRPORT

9. Airport Management Services Agreement dated July 13, 2005 by and between the Albany County Airport Authority and Macquarie Aviation North America 2, Inc.

34TH STREET HELIPORT

10. Operating Agreement between New York City Economic Development Corporation and Macquarie Aviation North America, Inc. a/k/a Avports, dated as of September 1, 2005

                                  Sched. A-2-3

                                                                    Schedule A-3
                                                               to Loan Agreement

                                  SCHEDULE A-3

                               MATERIAL CONTRACTS

Each item set forth on Schedule A-1

Each item set forth on Schedule A-2

Sale and Purchase Agreement, dated as of July 29, 2002, by and among American Port Services, Inc., a Delaware corporation, Macquarie Aviation North America Inc., a Delaware corporation, Macquarie Aviation North America 2 Inc., a Delaware corporation, Macquarie Specialised Asset Management Limited, as trustee, for and on behalf of an Australian trust known as Macquarie Global Infrastructure Fund A, and Macquarie Specialised Asset Management 2 Limited, as trustee, for and on behalf of an Australian trust known as Macquarie Global Infrastructure Fund B (the "Amports Purchase Agreement")

Stock Purchase Agreement by and between Macquarie Investment Holdings, Inc., a Delaware corporation, Executive Air Support, Inc., a Delaware corporation ("Executive"), and the stockholders of Executive, dated as of April 28, 2004, as assigned to North America Capital Holding Company, a Delaware corporation (the "Executive Air Purchase Agreement")

Membership Interest Purchase Agreement by and between Macquarie FBO Holdings LLC, a Delaware limited liability company, and Gene H. Yamagata, dated as of May 26, 2005 (the "Eagle Aviation Purchase Agreement")

Membership Interest Purchase Agreement, dated August 18, 2004, among the North America Capital Holding Company, a Delaware corporation, Merced Partners Limited Partnership, a Delaware limited partnership, Michael Phegley, an individual, and Craig Foster, an individual, as amended August 20, 2004, August 24, 2004 and December 29, 2004 (the "GAH Purchase Agreement")

Purchase and Sale Agreement, dated April 18, 2006, by and among Trajen Holdings, Inc., the stockholders thereof and Macquarie FBO Holdings LLC (the "Trajen Purchase Agreement")

Lease Agreement dated as of December 19, 2001, between CB Parkway Business Center IV, Ltd. and Executive Air Support, Inc., as amended on March 15, 2002 and further amended on January 10, 2005 and May 26, 2006, for office space located at 6504 International Parkway, Suite, 1100, Plano, Texas

Income Tax Sharing Agreement, dated as of December 23, 2004 (amended as of December 31, 2005), by and among Macquarie Infrastructure Company, Inc. and direct and indirect subsidiaries party thereto.


                                  Sched. A-3-1

                                                                    Schedule 2.1
                                                               to Loan Agreement

                         COMMITMENTS AND PRO RATA SHARES

                                                                     TRAJEN          TRAJEN
                                  REFINANCING      REFINANCING     ACQUISITION     ACQUISITION
                                   TERM LOAN      TERM LOAN PRO     TERM LOAN       TERM LOAN      REVOLVING LOAN   REVOLVING LOAN
            LENDER                 COMMITMENT      RATA SHARE      COMMITMENT     PRO RATA SHARE     COMMITMENT     PRO RATA SHARE
        -------------            --------------   -------------   -------------   --------------   --------------   ---------------
The Governor and Company of
    the Bank of Ireland            $ 37,500,000          12.50%    $ 20,000,000           11.11%     $          0             0.00%

Bayerische Landesbank, New
        York Branch                $ 37,500,000          12.50%    $ 20,000,000           11.11%     $          0             0.00%

Mizuho Corporate Bank, Ltd.        $ 32,500,000          10.83%    $ 20,000,000           11.11%     $  5,000,000           100.00%

  Macquarie Bank Limited           $ 35,000,000          11.66%    $ 15,000,000            8.33%     $          0             0.00%

  Banco Santander Central
       Hispano, S.A                $ 17,500,000           5.83%    $ 20,000,000           11.11%     $          0             0.00%

DekaBank Deutsche Girozentrale     $ 30,000,000          10.00%    $ 20,000,000           11.11%     $          0             0.00%

 Hypo Public Finance USA, Inc.     $ 35,000,000          11.66%    $ 22,500,000           12.50%     $          0             0.00%

                                  Sched. 2.1-1

                                                                     TRAJEN          TRAJEN
                                  REFINANCING      REFINANCING     ACQUISITION     ACQUISITION
                                   TERM LOAN      TERM LOAN PRO     TERM LOAN       TERM LOAN      REVOLVING LOAN   REVOLVING LOAN
            LENDER                 COMMITMENT      RATA SHARE      COMMITMENT     PRO RATA SHARE     COMMITMENT     PRO RATA SHARE
        ---------------          --------------   -------------   -------------   --------------   --------------   ---------------

  Landesbank Hessen-Thuringen
         Girozentrale              $ 25,000,000           8.33%    $  5,000,000            2.77%     $          0             0.00%

     Lloyds TSB Bank plc           $ 20,000,000           6.66%    $          0            0.00%     $          0             0.00%

   Norddeutsche Landesbank
        Girozentrale               $ 30,000,000          10.00%    $ 27,500,000           15.27%     $          0             0.00%

United Overseas Bank Limited       $          0           0.00%    $ 10,000,000            5.55%     $          0             0.00%

            Total                  $300,000,000            100%    $180,000,000             100%     $  5,000,000              100%
                                   ============          =====     ============           =====      ============            =====


                                  Sched. 2.1-2

                                                                    Schedule 5.5
                                                               to Loan Agreement

                                  SCHEDULE 5.5

                       FBO / MANAGEMENT CONTRACTS CONSENTS

Consents are required under the following agreements in order to assign any of such agreements, or any rights thereunder, as contemplated by the Agreement:

See items set forth on Schedule A-1

      MIDWAY

1. Facilities Lease and Use Agreement dated as of September 23, 2003, between the City of Chicago and Atlantic Aviation Corporation for property located at Chicago Midway Airport.

      TETERBORO

2. Use and Occupancy Agreement dated as of January 1, 1986, between Johnson Controls World Services, Inc. (successor by assignment to Pan American World Airways, Inc.) and Atlantic Aviation Corporation (successor by assignment to Texaco, Inc.), as amended and supplemented on July 8, 1988, January 23, 1995, May 27, 1999 and August 23, 2000, for property located at Teterboro Airport.

3. Use and Occupancy Agreement dated as of February 14, 1979, between Johnson Controls World Services Inc. (successor by assignment to Pan American World Airways, Inc.) and Atlantic Aviation Corporation, as amended and supplemented on January 1, 1985, January 1, 1987, January 1, 1995, May 18, 1999, August 1, 1999, and August 23, 2000, for property located at Teterboro Airport.

      BRIDGEPORT

4. Lease and Operation Agreement dated as of September 1, 1995, between City of Bridgeport and Bridgeport Airport Services, Inc. d/b/a Million Air Bridgeport for property located at Sikorsky Memorial Airport (Hangars 1 and 2).

5. Lease and Operation Agreement dated as of September 5, 2002, between City of Bridgeport and Bridgeport Airport Services, Inc. d/b/a Million Air Bridgeport for property located at Sikorsky Memorial Airport (Hangars 3 and 4).

      HARTFORD

6. Operating Agreement dated as of May 2, 1996, between the State of Connecticut Department of Transportation and Brainard Airport Services, Inc. d/b/a Million Air for management of Air One, Inc. and Charter Oak Aviation, Inc. at Hartford-Brainard Airport.

7. Lease and Operating Agreement dated as of October 29, 1985, between the State of Connecticut, Department of Transportation and Air One, Inc., as amended on June 26,


                                  Sched. 5.5-1

      1991, and November 10, 1997, for property located at Hartford-Brainard Airport. Brainard was assigned Air One's obligations under a January 11, 1999, Purchase Agreement.

8. Lease and Operating Agreement dated as of September 10, 1990, between the State of Connecticut, Department of Transportation and Charter Oak Aviation, Inc., as amended on February 26, 1991, July 21, 1995, and October 6, 1999, for property located at Hartford-Brainard Airport.

      PHILADELPHIA AND NORTHEAST PHILADELPHIA

9. Lease Development, & Operating Agreement dated as of December 8, 1998, between City of Philadelphia and Atlantic Aviation Flight Support, Inc. (f/k/a Atlantic Aviation PHL, Inc.), as amended on May 27, 1999, July 1, 1999, October 6, 1999, September 29, 2000, September 6, 2001, and _________, 2001 (Sixth Amendment), for properties located at Philadelphia International Airport and Northeast Philadelphia Airport.

      HOBBY

10. Lease Agreement dated August 25, 1970, between City of Houston and Atlantic Aviation Corporation, as amended and supplemented on February 3, 1972, July 19, 1972, October 19, 1976, February 12, 1979, and November 2,
      2000 (countersigned date), for property located at William P. Hobby
      Airport.

11. Lease Agreement dated as of November 9, 1993, between City of Houston and Atlantic Aviation Corporation, as amended on February 6, 1997, for property located at William P. Hobby Airport.

      FARMINGDALE

12. Lease Agreement dated November 19, 1987, between the New York State Department of Transportation and Flightways of Long Island, Inc., as amended on January 21, 1992, October 15, 1992, September 30, 1993, May 10, 1993, February 11, 1994, and December 24, 1997, for property located at Republic Airport.

      NEW ORLEANS INTERNATIONAL AIRPORT

13. Lease dated September 7, 1977, between City of New Orleans and General Aviation Corporation, as amended on November 5, 1986, for property located at New Orleans International Airport.

14. FBO Lease and Use Agreement dated effective March 23, 2001, between New Orleans Aviation Board and General Aviation, L.L.C., successor by merger to General Aviation Corporation, as amended on March 22, 2002, for property located at New Orleans International Airport.

      NEW ORLEANS LAKEFRONT

15. Contract of Lease dated February 1, 1995, between Board of Commissioners of Orleans Levee District and General Aviation of New Orleans, Inc. for property located at New Orleans Lakefront Airport.

16.   [Reserved.]

                                  Sched. 5.5-2

      PALM  SPRINGS

17. Indenture of Lease and Aeronautical Concession Agreement effective December 15, 1981 between the City of Palm Springs, California and Jimsair Aviation Services, Inc., as modified by that certain Amendment No. 1 dated September 18, 1986, as further modified by that certain Option Agreement dated September 18, 1986 between the City of Palm Springs and Jimsair Aviation Services, Inc., as further modified by that certain Consent to Assignment and Encumbrance of Ground Lease Interest dated March 17, 1994 among the City of Palm Springs and Dorfinco Corporation and Air Sources, Inc., as further modified by that certain Estoppel and Consent Regarding Lease and Option to Lease No. 1764, dated as of December 1, 2004, among the City of Palm Springs, Palm Springs FBO Two LLC, a Delaware limited liability company, d.b.a. Million Air Palm Springs, and North America Capital Holding Company,

      JOHN  WAYNE AIRPORT -- NEWPORT JET CENTER

18. FBO Lease dated October 24, 1994, by and between County of Orange and Pan Western, Ltd., a California limited partnership, as amended by that certain First Amendment to Ground Lease between County of Orange and Pan Western, Ltd., dated November 19, 1996, that certain Second Amendment to FBO Lease between County of Orange and Pan Western, Ltd., dated March 24, 1998, that certain Third Amendment to FBO Lease dated March 24, 1998 executed by the County of Orange as Lessor and Pan Western, Ltd., as Tenant, that certain Fourth Amendment to FBO Lease dated December 19, 2002 executed by the County of Orange as Lessor and Newport FBO Two, LLC, as Tenant, and that certain Fifth Amendment to FBO Lease dated January 14, 2005, executed by the County of Orange as Lessor and Newport FBO Two, LLC, as Tenant.


      MCCARRAN INTERNATIONAL AIRPORT

19. Lease Agreement, dated June 18, 1996, the County of Clark, a political subdivision of the State of Nevada, and Eagle Aviation Resources Ltd., a Nevada limited liability company.

      PITTSBURGH INTERNATIONAL AIRPORT

20. Lease Agreement (No. 38925), dated January 28, 1998, by and between the County of Allegheny and American Port Services, Inc.; amended by Amendment Agreement, dated July 12, 1999; amended by Second Amendment, dated September 13, 2001; and further amended by Letter, dated August 24, 2000, from the County of Allegheny, revising Exhibit A to confirm surveyed lease areas; as assigned by Assignment Agreement dated November 5, 2002 by and between Alleghany County Airport Authority, American Port Services Inc and Macquarie Aviation north America 2 Inc. (Pittsburgh)

21. License Agreement (No. 38926), dated January 28, 1998, by and between the County of Allegheny, as licensor, and American Port Services, Inc., as licensee; as assigned by Assignment Agreement dated November 5, 2002 by and between Alleghany County Airport Authority, American Port Services Inc and Macquarie Aviation north America 2 Inc. (Pittsburgh)


                                  Sched. 5.5-3

      LOUISVILLE INTERNATIONAL AIRPORT

22. Fixed Base Operator Lease and Concession Agreement, dated March 20, 1996, by and between the Regional Airport Authority of Louisville and Jefferson County and Johnson Controls World Services, Inc., as amended by First Amendment, dated October 14, 1996, to the Fixed Base Operator Lease and Concession Agreement dated March 20, 1996, by and between the Regional Airport Authority of Louisville and Jefferson County and Johnson Controls World Services, Inc.; assigned by the Assignment of Contract, Amendment and Consent, dated July 30, 1997, by and among the Regional Airport Authority of Louisville and Jefferson County, Johnson Controls World Services, Inc. and American Port Services, Inc.; and further amended by Letter Agreement, dated July 10, 2001, by and between Regional Airport Authority of Louisville and Jefferson County and American Port Services, Inc.; and assigned by Consent dated November 1, 2002, by the Regional Airport Authority of Louisville and Jefferson County in favour of American Port Services Inc and Macquarie Aviation North America 2 Inc. (Louisville)

      GULFPORT-BILOXI REGIONAL AIRPORT

23. Amended Fixed Base Operator Lease with U.S. Aviation Corporation, dated May 1, 1991, by and between the Gulfport-Biloxi Regional Airport Authority and U.S. Aviation Corporation, which amends and restates the lease, dated February 8, 1980, entered into by the Gulfport-Biloxi Regional Airport Authority with Aero International, Inc.; assigned by Assignment and Assumption of Leases, dated as of September 18, 2000, between U.S. Aviation, Inc. as assignor and American Port Services, Inc., as assignee; and consented to by Consent to Assignment and Estoppel Certificate, dated September 15, 2000, by the Gulfport-Biloxi Regional Airport Authority to and in favor of U.S. Aviation, Inc. and American Port Services, Inc. and assigned by Assignment and Assumption of Leases dated November 5, 2002 by and between American Port Services Inc and Macquarie Aviation North America 2 Inc. (Gulfport)

24. Fixed Base Operator Lease, dated September 3, 1997, between the Gulfport-Biloxi Regional Airport Authority and U.S. Aviation Corporation; assigned by Assignment and Assumption of Leases, dated as of September 18, 2000, by and between U.S. Aviation, Inc., as assignor to American Port Services, Inc., as assignee; and consented to by Consent of Assignment and Estoppel Certificate, dated September 15, 2000, by the Gulfport-Biloxi Regional Airport Authority to and in favor of American Port Services, Inc. and U.S. Aviation, Inc. and assigned by Assignment and Assumption of Leases dated November 5, 2002 by and between American Port Services Inc and Macquarie Aviation North America 2 Inc. (Ramp Lease, Gulfport)

25. Bare Ground Lease for Fuel Farm, dated March 5, 1999, between the Gulfport-Biloxi Regional Airport Authority and U.S. Aviation Corporation; assigned by Assignment and Assumption of Leases, dated as of September 18, 2000, by and between U.S. Aviation, Inc., as assignor to American Port Services, Inc., as assignee; and consented to by Consent of Assignment and Estoppel Certificate, dated September 15, 2000, by the Gulfport-Biloxi Regional Airport Authority to and in favor of American Port Services,


                                  Sched. 5.5-4

      Inc. and U.S. Aviation, Inc. and assigned by Assignment and Assumption of Leases dated November 5, 2002 by and between American Port Services Inc and Macquarie Aviation North America 2 Inc. (Fuel Farm Lease, Gulfport)

      BURLINGTON AIRPORT

26. Lease between the City of Burlington, Airport Realty Associates and Valley Air Services, Inc., dated February 19, 1986; modified by Modification of Lease, dated September 13, 1989; further modified by Second Modification of Lease Agreement, dated September 13, 1989; further modified by Third Modification of Lease Agreement, dated January 11, 1992; assigned to HCA Airport Realty, LLC by a Deed of Transfer and Assignment of Leases, dated March 14, 1997; sublet to Valley Air Services, Inc. by Sublease, dated March 14, 1997, between HCA Airport Realty, LLC and Valley Air Services, Inc.; assignment and sublet consented to by Consent to Assignment and Assumption of Leases, dated March 14, 1997; amended by Letter Agreement, dated March 14, 1997, by and among the City of Burlington, HCA Airport Realty, LLC and Valley Air Services, Inc.; further modified by Fourth Modification of Lease Agreement, dated November 25, 1997; further assigned by Assignment of Leases and Agreement, dated July 2, 2001, by and between HCA Airport Realty, LLC, Valley Air Services, Inc. and HCA Aircraft Services, LLC, as assignors, Amports Avcenters, Inc., as assignee and American Port Services, Inc.; and assignment consented to and lease further modified by Consent to Assignment and Assumption of Leases and Lease Amendment Agreement, dated July 2, 2001, by and among the City of Burlington, American Port Services, Inc., Amports Avcenters, Inc., Valley Air Services, Inc., HCA Airport Realty, LLC and HCA Aircraft Services, LLC.; as guaranteed by Macquarie Airports North America Inc under Termination and Release Agreement dated October 28, 2002 by the City of Burlington, Vermont in favor of American port Services Inc and Macquarie Airports North America Inc. (Heritage East Lease, Burlington)

27. Fixed Base Operator and Lease Agreement between the City of Burlington and HCA Aircraft Services, LLC, dated November 25, 1997; sublet to Valley Air Services, Inc. by Sublease, dated as of November 25, 1997; modified by Letter Agreement, dated September 14, 1998, by and among the City of Burlington, HCA Airport Realty, LLC, HCA Aircraft Services, LLC, Valley Air Services, Inc., Valet Air Services, Inc., Neagley & Chase Construction Company and Burlington Community Development Corporation; assigned by Assignment of Leases and Agreement, dated July 2, 2001, by and among American Port Services, Inc., Amports Avcenters, Inc., as assignee, Valley Air Services, Inc., HCA Airport Realty, LLC and HCA Aircraft Services, LLC, as assignors; and assignment consented to and lease further modified by Consent to Assignment and Assumption of Leases and Lease Amendment Agreement, dated July 2, 2001, by and among the City of Burlington, American Port Services, Inc., Amports Avcenters, Inc., Valley Air Services, Inc., HCA Airport Realty, LLC and HCA Aircraft Services, LLC. ; as guaranteed by Macquarie Airports North America Inc under Termination and Release Agreement dated October 28, 2002 by the City of Burlington, Vermont in favor of American port Services Inc and Macquarie Airports North America Inc. (Heritage West Lease, Burlington)

                                  Sched. 5.5-5

28. Lease Agreement between Burlington Community Development Corporation and HCA Aircraft Services, LLC, dated November 25, 1997; Subordination, Attornment and Non-Disturbance Agreement, dated November 25, 1997, by and among The Howard Bank, N.A., HCA Aircraft Services, LLC and Burlington Community Development Corporation; sublet to Valley Air Services, Inc. by Sublease, dated as of November 25, 1997; modified by Letter Agreement, dated September 14, 1998, by and among the City of Burlington, HCA Airport Realty, LLC, HCA Aircraft Services, LLC, Valley Air Services, Inc., Valet Air Services, Inc., Neagley & Chase Construction Company and Burlington Community Development Corporation; assigned by Assignment of Leases and Agreement, dated July 2, 2001, by and among American Port Services, Inc., Amports Avcenters, Inc., as assignee, Valley Air Services, Inc., HCA Airport Realty, LLC and HCA Aircraft Services, LLC, as assignors; and assignment consented to and further modified by Consent to Assignment and Assumption of Leases and Lease Amendment Agreement, dated July 2, 2001, by and among the City of Burlington, American Port Services, Inc., Amports Avcenters, Inc., Valley Air Services, Inc., HCA Airport Realty, LLC and HCA Aircraft Services, LLC, and by Letter Agreement, dated July 3, 2001, by and among The Howard Bank, N.A., HCA Aircraft Services, LLC, Burlington Community Development Corporation and Amports Avcenters, Inc. ; as guaranteed by Macquarie Airports North America Inc under Termination and Release Agreement dated October 28, 2002 by the City of Burlington, Vermont in favor of American port Services Inc and Macquarie Airports North America Inc. (North Hangar Lease, Burlington)

      NEW CASTLE AIRPORT

29. Lease Agreement, dated September 25, 1987, by and between New Castle County and Dawn Aeronautics, Inc., assigned by Assignment of Lease, dated November 12, 1996, by and between Dawn Aeronautics, Inc., as assignor to Dawn Aero, Inc., as assignee; and Memorandum of Lease, dated August 10, 1998, by and between Delaware River and Bay Authority and Dawn Aero, Inc. (New Castle)

30. Lease Agreement, dated February 2, 1997, between The Delaware River and Bay Authority, as lessor, and Dawn Aero, Inc, as lessee, as amended by letter, dated June 26, 2002, confirming extension of the lease. (Brett Road Lease, New Castle)

      ATLANTIC CITY INTERNATIONAL AIRPORT

31. Management Agreement for the Operation of the Atlantic City International Airport, dated August 20, 2001, by and between South Jersey Transportation Authority and American Port Services, Inc. ; and assigned by Consent dated October 22, 2002, by the South Jersey Transportation Authority in favour of American Port Services Inc and Macquarie Aviation North America 2 Inc.

                                  Sched. 5.5-6

      REPUBLIC AIRPORT

32. Management and Operation of Republic Airport Agreement, dated April 1, 2000, between the People of the State of New York and American Port Services, Inc., as supplemented by Supplemental Agreement No. 1, effective as of April 1, 2001, between the People of the State of New York, acting by and through the Commissioner of Transportation and the Department of Transportation, and American Port Services, Inc.; and as further supplemented by Supplemental Agreement No. 2, effective as of April 1, 2002, between the People of the State of New York, acting by and through the Commissioner of Transportation and the Department of Transportation, and American Port Services, Inc; as assigned by Consent dated September 13, 2002, by the The People of the Sate of New York acting by and through the Department of Transportation in favour of American Port Services Inc and Macquarie Aviation North America 2 Inc.

33. Engineering and Capital Project Management Agreement, dated April 1, 2000, between the People of the State of New York, acting by and through the Department of Transportation and American Port Services, Inc.; as supplemented by Supplemental Agreement No. 1 for Capital Facilities Development, dated April 1, 2001, between the People of the State of New York acting by and through the Commissioner of Transportation and the Department of Transportation and American Port Services, Inc., Supplemental Agreement No. 2 for Capital Facilities Development, effective as of October 24, 2001, between the People of the State of New York, acting by and through the Commissioner of Transportation and the Department of Transportation, and American Port Services, Inc. as further supplemented by Supplemental Agreement No. 3 for Capital Facilities Development, effective as of February 1, 2002, between the People of the State of New York, acting by and through the Commissioner of Transportation and the Department of Transportation, and American Port Services, Inc. and as further supplemented by Supplemental Agreement No. 4 for Capital Facilities Development, effective as of May 1, 2002, between the People of the State of New York, acting by and through the Commissioner of Transportation and the Department of Transportation, and American Port Services, Inc. ; as assigned by Consent dated September 13, 2002, by the The People of the Sate of New York acting by and through the Department of Transportation in favour of American Port Services Inc and Macquarie Aviation North America 2 Inc.; as further supplemented by Supplemental Agreement No. 5 for Capital Facilities Development, effective as of March 28, 2003, between the People of the State of New York, acting by and through the Commissioner of Transportation and the Department of Transportation, and Macquarie Aviation North America 2, Inc.; as extended by Contract Extension Memorandum dated December 3, 2004 by and between the People of the State of New York, acting by and through the Commissioner of Transportation and the Department of Transportation, and Macquarie Aviation North America 2, Inc.; as further supplemented by Supplemental Agreement No. 6 for Capital Facilities Development, effective as of August 8, 2005, between the People of the State of New York, acting by and through the Commissioner of Transportation and the Department of Transportation, and Macquarie Aviation North America 2, Inc.; as further supplemented by Supplemental Agreement No. 7 for Capital Facilities Development, effective as of September 19, 2005, between the People of the State of New York, acting

                                  Sched. 5.5-7
      by and through the Commissioner of Transportation and the Department of Transportation, and Macquarie Aviation North America 2, Inc.; as further supplemented by Supplemental Agreement No. 8 for Capital Facilities Development, effective as of October 12, 2005, between the People of the State of New York, acting by and through the Commissioner of Transportation and the Department of Transportation, and Macquarie Aviation North America 2, Inc.; and as further supplemented by Supplemental Agreement No. 9 for Capital Facilities Development, effective as of [date pending], between the People of the State of New York, acting by and through the Commissioner of Transportation and the Department of Transportation, and Macquarie Aviation North America 2, Inc.

      TETERBORO AIRPORT

34. Agreement to Perform Operations and Maintenance at the Port Authority Teterboro Airport, dated September 15, 2000, between the Port Authority of New York and New Jersey and American Port Services, Inc., as supplemented by Letter, dated October 7, 2002, from Cile Pace to Oswin Moore increasing Management Fee thereunder. ; as assigned by Assignment with Assumption and Consent Agreement dated November 27, 2002, by and among The Port Authority of New York and New Jersey, American Port Services Inc and Macquarie Aviation North America 2 Inc.

      TWEED - NEW HAVEN AIRPORT

35. Management Agreement for the Operation of Tweed-New Haven Airport, dated July 1, 1998, between the Tweed-New Haven Airport Authority and American Port Services, Inc.; as assigned by Consent and Agreement dated September 18, 2002, by and between Tweed-New Haven Airport Authority, American Port Services Inc and Macquarie Aviation North America 2 Inc.

      WESTCHESTER COUNTY AIRPORT

36. Contract for the Management and Operation of Westchester County Airport, dated June 26, 1996, between the County of Westchester and Johnson Controls World Services, Inc., as assigned by the Assignment Agreement, dated July 1997, between the County of Westchester, Johnson Controls World Services, Inc. and American Port Services, Inc.; as assigned by Consent and Agreement dated December 12, 2002, by and between County of Westchester, American Port Services Inc and Macquarie Aviation North America Inc.

      ALBANY INTERNATIONAL AIRPORT

37. Airport Management Services Agreement dated July 13, 2005 by and between the Albany County Airport Authority and Macquarie Aviation North America 2, Inc.

      34TH STREET HELIPORT

38. Operating Agreement between New York City Economic Development Corporation and Macquarie Aviation North America, Inc. a/k/a Avports, dated as of September 1, 2005

                                  Sched. 5.5-8

                                                                    Schedule 5.7
                                                               to Loan Agreement

                                  SCHEDULE 5.7

                           LITIGATION AND PROCEEDINGS

1. During May 2001, Brant Motorsports, Inc. ("Brant") filed a lawsuit against Atlantic Aviation Corporation ("Atlantic") in the Court of Common Pleas of Blair County, Pennsylvania, case number 200 1-GN3237, for non payment of fees for the sponsorship of a race car owned and operated by Brant. Atlantic has responded to the lawsuit and is in the discovery process. Atlantic has a $250,000 reserve for this matter.

2. Bridgeport Airport Services, Inc. ("Bridgeport") has filed a declaratory judgment action against the Town of Stratford, Connecticut in January 2003. The action seeks a declaration that Bridgeport is not responsible for payment of real property taxes to the Town of Stratford because it is not the owner of the property, and further, that the owner of the property is tax exempt.

3. On June 19, 2002 Dawn Macvicar as Administrator for the estate of Gregory Macvicar filed a lawsuit against Million Air Interlink, Executive, and several other defendants in the Supreme Court of the State of New York, County of New York Index No. 110136/02. This case was filed as a result of an aircraft crash on May 21, 2000. Executive is being defended by its insurance carrier in this matter and has responded to the lawsuit. The plaintiff has agreed to settle the case, which settlement will result in no additional liability to Executive. This settlement agreement is subject to approval by the Supreme Court of the State of New York.

4. A second lawsuit related to the same matter in Item 3 was filed by Cana Basat Colon as Administrator for the estate of Can Basat in the Supreme Court of the State of New York, County of New York. Executive is being defended by its insurance carrier in this matter and has responded to the lawsuit. The plaintiff has agreed to settle the case, which settlement will result in no additional liability to Executive. This settlement agreement is subject to approval by the Supreme Court of the State of New York.

5. On February 5, 2005, a Challenger aircraft crashed during take off at Teterboro airport. The aircraft skidded off the end of the runway, through a fence, across several lanes of traffic and came to rest in a warehouse. Certain individuals allege injuries sustained as a result of this accident and have filed actions naming several defendants, including one or more subsidiaries of the Borrower.

6. Atlantic received a letter dated July 8, 1999, from the attorney for Arrendadora International S.A. de C.V. ("Arrendadora") claiming that Atlantic had wrongly levied upon and converted a 1967 Learjet Model 24XR owned by Arrendadora, which had been housed at Atlantic's facility at Hobby Airport in Houston. By letter dated September 29, 1999, Arrendadora's attorney threatened litigation in this matter if it were not resolved.

                                  Sched. 5.7-1

      By letter from its attorney dated October 11, 1999, Atlantic denied liability and threatened a counterclaim for non-payment of sums owed relating to the storage of the aircraft. Atlantic continues to dispute this claim. Litigation was filed in Harris County Texas by Arrendadora on July 13, 2001. Atlantic has responded to the lawsuit and is in the discovery process.

7. On June 4, 2003, AJM Contractors, Inc. filed a complaint against E.P. Guidi, Inc., Atlantic, Port of New York Authority, et al., Docket Number BER-L-004048-03, pending in the Superior Court of New Jersey Law Division, Bergen County. This lawsuit is by a subcontractor for additional funds allegedly due in connection with construction work performed at Atlantic's FBO located at Teterboro Airport, New Jersey. The subcontractor seeks the amount of $206,439.24. The lawsuit is being handled by counsel for the general contractor, E.P. Guidi, Inc. on behalf of both the general contractor and Atlantic.

8. The Town of Babylon's petition seeking an injunction barring completion of a hangar facility at Republic Airport was dismissed in the action entitled Town of Babylon v. New York State Dep't of Transp., Index No. 25100/04. The Town of Babylon has appealed that ruling and the appeal is currently being briefed by the parties.

9. Complaint filed on January 25, 2005, by Corporacion Sambil naming Eagle Canyon Airlines d/b/a Las Vegas Executive Air Terminal as a Defendant

      District Court, Clark County, Nevada
      Case No. A498583
      Department No. 13

10. The following individuals have asserted claims against Macquarie Airports North America Inc. and/or its subsidiaries for injuries allegedly suffered as a result of accidents on property operated by Macquarie Airports North America Inc. and/or its subsidiaries:

      Florence Jasudowicz

      Dorothy Y. Wender

      Jeanne P. Turnow

      Alfred J. Richards/Gloria R. Richards

      Keith Feldman/Ethel Feldman

      Emil Miele/Sandra Miele

      Mildred Kay Shotsberger/John Shotsberger

      Rosaleen Sorento

      Carol Mendalski/Eugene Mendalski

      Rose Cicatelil

                                  Sched. 5.7-2

                                                                    Schedule 5.8
                                                               to Loan Agreement

                                  SCHEDULE 5.8

                                     LEASES

FBO Leases

      See items set forth on Schedule A-1.

Management Contracts

      See items set forth on Schedule A-2.

Other Real Property Agreements

Executive Air Support:

1.    [Reserved]

2. Hangar Facilities Lease dated as of January 30, 1987, between General Aviation Corporation, as lessor, and Freeport-McMoRan Inc., as lessee, for a portion of property located at New Orleans International Airport.

3. Office Rental Agreement - Republic Airport dated November 1, 2000, between Airlink, Inc. and Flightways of Long Island, Inc. d/b/a Million Air.

4. Hangar Development Operation and Use Agreement dated January 4, 2004, between Talon Air Services, LLC, Talon Air, Inc. and Flightways of Long Island, Inc.

5. Lease Agreement between Aero New Orleans, LLC and General Aviation, LLC commencing on January 1, 2003, for property located at New Orleans International Airport.

6. Lease Agreement dated July 1, 2001, between CSC Transport, Inc. and Flightways of Long Island, Inc. d/b/a Million Air.

7. Lease Agreement dated February 21, 2000, between Flightways of Long Island, Inc. d/b/a Million Air and East Coast Aviation Services, Ltd. d/b/a Executive Airlines (now assigned to Michael S. Peragine).

8. Use and Occupancy Agreement dated April 1, 2003, between Bridgeport Airport Services, Inc. and Privatair.

9. Use and Occupancy Agreement dated July 1, 2002, between Bridgeport Airport Services, Inc. and Privatair.

10. Use and Occupancy License Agreement dated February 1, 2001, between Atlantic Aviation Flight Support, Inc. and Hortman Aviation, Inc.

                                  Sched. 5.8-1

11. Use and Occupancy Agreement dated October 1, 2002, between Atlantic Aviation Corporation and Verizon Services Corp.

12. Use and Occupancy Agreement dated February 28, 2003, between Atlantic Aviation Corporation and Atlantic Aviation Flight Services, Inc.

13. Use and Occupancy Agreement dated March 1, 2003, between Atlantic Aviation Corporation and Kelso Aviation.

14. Use and Occupancy Agreement dated June 5, 2002, between Atlantic Aviation Corporation and Flight Options.

15. Use and Occupancy Agreement dated March 1, 2002, between Atlantic Aviation Corporation and Loral Spacecom Corp.

16. Use and Occupancy Agreement dated March 1, 2003, between Atlantic Aviation Corporation and Pro Flite.

17. Use and Occupancy Agreement dated March 1, 2003, between Atlantic Aviation Corporation and 711 Air Corporation.

18. Use and Occupancy Agreement dated November 14, 2000, between Atlantic Aviation Corporation and Sony Aviation, Inc.

General Aviation:

1. Leaseback Agreement between Air Sources, Inc. and Jacqueline Nightingale as Trustee of the Leon R. Nightingale Family Trust dated June 2, 1998.

Louisville (Andalex):

1. Lease and Security Agreement Assignment and Assumption Agreement and General Instrument of Transfer dated 8th September, 2004 by and between Andalex Resources, Inc., a Delaware Corporation and Macquarie Aviation North America 2, Inc. d/b/a AvPorts, a Delaware Corporation.

2. Lease dated 12th day of December, 1995, by and between Regional Airport Authority of Louisville and Jefferson County, a body politic and corporate existing pursuant to KRS Chapter 183, and Andalex Resources, Inc., a Delaware corporation.

3. First Amendment to Lease is dated 8th day of September, 2004 by and between the Louisville Regional Airport Authority, formerly known as The Regional Airport Authority, formerly known as The Regional Airport Authority of Louisville and Jefferson County, a body politic and corporate and Macquarie Aviation North America 2, Inc., d/b/a Avports.

4. Assignment & Assumption Agreement dated the 8th day of September, 2004, by and between The Louisville Regional Airport Authority f/k/a the Regional Airport Authority

                                  Sched. 5.8-2
      of Louisville and Jefferson County, a body politic and corporate, and Macquarie Aviation North America 2, Inc. d/b/a Avports, a Delaware corporation.

5. Consent to Lease and Security Agreement Assignment and Assumption Agreement and General Instrument of Transfer and Partial Release dated September 8, 2004, by and among Andalex Resources, Inc. a Delaware corporation, Macquarie Aviation North America 2, Inc., a Delaware corporation, and the Louisville Regional Airport Authority.

6. Acknowledgement and Confirmation FBO Agreement of Extension between Louisville Regional Airport Authority and Macquarie Aviation North America 2, Inc.

7. Lease and Security Agreement Assignment and Assumption Agreement and General Instrument of Transfer dated September 8, 2004, by and between Andalex Resources, Inc., a Delaware corporation, and Macquarie Aviation North America 2, Inc. d/b/a Avports, a Delaware corporation.

Louisville (Republic):

1. All Agreements pertaining to the Republic Airline, Inc. transaction, by and between Republic, Macquarie Aviation North America 2, Inc. and the Louisville Regional Airport Authority, dated September 30, 2003 and including the Hangar and Office Complex Participation Agreement; the Hangar and Complex Lease Agreement; the Hangar and Office Sublease Agreement; the Consent to Hangar and Office Sublease Agreement; the Services an, Supply and Hangar 2 Sublease Agreement and Consent; the Amendment to FBO Lease and Concession Agreement and the Republic Permit.

Pittsburgh:

1. By and between Macquarie Aviation North America 2 Inc. d/b/a AvPorts, d/b/a FBO AvCenter Pittsburgh, a Delaware corporation, and Corporate Air LLC a Pennsylvania corporation.

Wilmington:

1. Lease dated on or about April 26, 2005 between the Delaware River and Bay Authority and ILG AvCenter, Inc. for premises known as 600 Brett Road at New Castle County Airport, Delaware.

Corporate Leases

Executive Air Support Office:

1. Lease Agreement dated as of December 19, 2001, between CB Parkway Business Center IV, Ltd. and Executive Air Support, Inc., as amended on March 15, 2002 and further

                                  Sched. 5.8-3
      amended on January 10, 2005 and May 26, 2006, for office space located at 6504 International Parkway, Suite, 1100, Plano, Texas.

Teterboro Administration Office:

1. Use and Occupancy Agreement (File N. TA-306), dated December 1, 1999 between Johnson Controls World Services Inc. and American Port Services Inc., as consented to by Consent Agreement, dated 15th day of December 1999 by and among Johnson Controls World Services Inc., The Port Authority of New York and New Jersey, and American Port Services Inc.; as supplemented by Supplemental Agreement, dated August 23, 2000, by and between The Port Authority of New York and New Jersey and American Port Services, Inc., as assigned by Assignment with Assumption and Consent Agreement, dated November 27, 2002, by and among The Port Authority of New York and New Jersey, American Port Services, Inc., and Macquarie Aviation North America 2, Inc; and as extended by Letter Agreement, dated November 7, 2003, by and between The Port Authority of New York and New Jersey and Macquarie Aviation North America 2, Inc.

World Trade Center Corporate Office:

1. Lease Agreement dated April 14, 2004, by and between Maryland Port Administration and Macquarie Aviation North America 2, Inc.

                                  Sched. 5.8-4

                                                                   Schedule 5.10
                                                               to Loan Agreement

                                  SCHEDULE 5.10

                             EXCEPTIONS AS TO LIENS

Each item set forth on Schedule 5.5.

Each item set forth on Schedule 6.2(b).

                                                                   Schedule 5.13
                                                               to Loan Agreement

                                  SCHEDULE 5.13

                             EMPLOYEE BENEFIT PLANS

(a) A subsidiary of HGC Holdings LLC maintains or contributes to the Pension Plan for the Classified Employees of Gasco, Inc.

      Loan Parties contribute to union benefit plans that provide welfare benefits to union employees located at Republic Airport and Atlantic City Airport.

      Executive sponsors a retiree medical and life insurance plan available to certain employees for Atlantic Aviation Corporation. Currently, the plan is funded as required to pay benefits and, at December 31, 2004 and 2003, the plan had no assets. Executive accounts for postretirement healthcare and life insurance benefits in accordance with SFAS No. 106, Employers' Accounting for Postretirement Benefits Other Than Pensions. The accumulated benefit obligation at December 31, 2004 and 2003, using an assumed discount rate of 5.75% and 6%, was approximately $0.7 million and $0.8 million, respectively, and the net periodic postretirement benefit cost during 2004 and 2003 were $82,000 and $102,000, using an assumed discount rate of 6% and 6.75% respectively. The post retirement benefit cost was determined using January 1, 2004 and 2003 data. There have been no changes in plan provisions during 2004 or 2003. For measurement purposes, a 12% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2004 and assumed to decrease gradually to 5% by 2013 and remain at that level thereafter.

      Executive sponsors a Medicare Supplement Plan that is a premium payment plan with six participants.

      The provisions of certain employment contracts provide for limited periods during which health care coverage is continued following termination of the contracts.

(b)   None

                                  Sched. 5.10-1

(c) Loan Parties contribute to the International Association of Machinists National Pension Fund for the benefit of union employees located at Philadelphia International and Teterboro Airports.

                                  Sched. 5.26

                                                                   Schedule 5.15
                                                               to Loan Agreement

                                  SCHEDULE 5.15

                              INTELLECTUAL PROPERTY

Trademark Applications

      1.    78496654 (ATLANTIC, Classes 35, 37, 39, 43 and 45)*

      2.    78496659 (ATLANTIC, Stylized, Classes 35,  37, 39, 43 and 45)*

      3.    78496783 (A Design Mark, Classes 35, 37, 39, 43 and 45)*

      4.    78496786 (ATLANTIC & A Design, Classes 35, 37, 39, 43 and 45)*

      5.    78496770 (A ATLANTIC & Design, Classes 35, 37, 39, 43 and 45)*


*     Provisionally refused by the United States Patent and Trademark Office.

Patents

      U.S. Patent Number 4,783,025, Emergency Medical Service-Interior for Aircraft dated November 8, 1988

Trade Names

      General Aviation of New Orleans has registered the trade names "General Lubricants" and "General Aviation of Louisiana" with the State of Louisiana.

      Eagle Aviation Resources, Ltd. has filed fictitious business names "Atlantic - Las Vegas" and "Atlantic Aviation - Las Vegas" in Clark County, Nevada.

                                  Sched. 5.15-1

                                                                   Schedule 5.18
                                                               to Loan Agreement

                                  SCHEDULE 5.18

                                  SUBSIDIARIES

EXECUTIVE AIR SUPPORT, INC.

State of Incorporation:        Delaware

Shares Authorized:             30,000,000 shares of Common Stock, $.01 par value

                               20,000,000 shares of Preferred Stock, $.01 par value

Issued and Outstanding Stock:  1,895,684 shares of Common Stock owned by Borrower

                               18,508,784 shares of Series A Preferred Stock owned by Borrower

ATLANTIC AVIATION HOLDING CORPORATION

State of Incorporation:        Delaware

Shares Authorized:             300,000 shares of Common Stock, $.01 par value

                               1,000 shares of Preferred Stock, $.01 par value

Issued and Outstanding Stock:  10 shares of Common Stock owned by Executive

ATLANTIC AVIATION FLIGHT SUPPORT, INC.

State of Incorporation:        Delaware

Shares Authorized:             1,000 shares of Common Stock, no par value

  Issued and Outstanding Stock:   1,000 shares of Common Stock owned by Atlantic
                                  Aviation Holding Corporation

ATLANTIC AVIATION PHILADELPHIA, INC.

State of Incorporation:        Delaware

Shares Authorized:             1,000 shares of Common Stock, $.01 par value

  Issued and Outstanding Stock:   100 shares of Common Stock owned by Atlantic
                                  Aviation Holding Corporation

                                  Sched. 5.18-1

ATLANTIC AVIATION CORPORATION

State of Incorporation:        Delaware

Shares Authorized:             1,000 shares of Common Stock, $.01 par value

                               1,000 shares of Preferred Stock, $.01 par value

  Issued and Outstanding Stock:   100 shares of Common Stock owned by Atlantic
                                  Aviation Holding Corporation

FLIGHTWAYS OF LONG ISLAND, INC.

State of Incorporation:           New York

Shares Authorized:                200 shares of Common Stock, no par value

Issued and Outstanding Stock:     200 shares of Common Stock owned by Executive

BRAINARD AIRPORT SERVICES, INC.

State of Incorporation:           Connecticut

Shares Authorized:                20,000 shares of Common Stock, no par
                                  value

Issued and Outstanding Stock:     100 shares of Common Stock owned by Executive

BRIDGEPORT AIRPORT SERVICES, INC.

State of Incorporation:           Connecticut

Shares Authorized:                1,000 shares of Common Stock, $.01 par value

Issued and Outstanding Stock:     500 shares of Common Stock owned by Executive

CHARTER OAK AVIATION, INC.

State of Incorporation:           Connecticut

Shares Authorized:                5,000 shares of Common Stock, no par value

Issued and Outstanding Stock:     200 shares of Common Stock owned by Executive

                                  Sched. 5.18-2

FLI SUBSIDIARY, LLC

State of Formation:               Delaware

Units Authorized:                 1,000 Units

  Issued and Outstanding Units:      1,000 Units owned by Flightways of Long Island, Inc.

AAC SUBSIDIARY, LLC

State of Formation:               Delaware

Units Authorized:                 1,000 Units

Issued and Outstanding Units:     1,000 Units owned by Atlantic Aviation Corporation

GENERAL AVIATION, L.L.C.

State of Formation:               Louisiana

Units Authorized:                 1,000 Units

Issued and Outstanding Units:     1,000 Units owned by Executive

GENERAL AVIATION OF NEW ORLEANS, L.L.C.

State of Formation:               Louisiana

Units Authorized:                 1,000 Units

Issued and Outstanding Units:     1,000 Units owned by Executive

GENERAL AVIATION HOLDINGS, LLC

State of Formation:               Delaware

Units Authorized:                 8,000,000 Units

Issued and Outstanding Units:     7,187,148 owned by Borrower

PALM SPRINGS FBO TWO LLC

State of Formation:               Delaware

Units Authorized:                 1,000

Issued and Outstanding Units:     1,000 Units owned by Borrower

                                  Sched. 5.18-3

NEWPORT FBO TWO LLC

State of Formation:               Delaware

Units Authorized:                 1,000

Issued and Outstanding Units:     1,000 Units owned by General Aviation Holdings, LLC

EAGLE AVIATION RESOURCES, LTD.

State of Formation:               Nevada

Units Authorized:                 1,000

Issued and Outstanding Units:     1,000 Units owned by Borrower

MACQUARIE AIRPORTS NORTH AMERICA INC.

State of Incorporation:           Delaware

Shares Authorized:                1,000 shares of Common Stock, $.01 par value

Issued and Outstanding Stock:     30 shares of Common Stock owned by Borrower

MACQUARIE AVIATION NORTH AMERICA INC.

State of Incorporation:           Delaware

Shares Authorized:                1,000 shares of Common Stock, $.01 par value

Issued and Outstanding Stock:     30 shares of Common Stock owned by
                                  Macquarie Airports North America Inc.

MACQUARIE AVIATION NORTH AMERICA 2 INC.

State of Incorporation:           Delaware

Shares Authorized:                1,000 shares of Common Stock, $.01 par value

  Issued and Outstanding Stock:      30 shares of Common Stock owned by  Macquarie
                                     Airports North America Inc.

                                  Sched. 5.18-4

ILG AVCENTER, INC.

State of Incorporation:           Delaware

Shares Authorized:                1,000 shares of Common Stock, $.01 par value

  Issued and Outstanding Stock:      203 shares of Common Stock owned by
                                     Macquarie Aviation North America 2 Inc.

BTV AVCENTER, INC.

State of Incorporation:           Delaware

Shares Authorized:                5,000 shares of Common Stock, $.01 par value

Issued and Outstanding Stock:     100 shares of Common Stock owned by
                                  Macquarie Aviation North America 2 Inc.

                                  Sched. 5.18-5

                                                                   Schedule 5.21
                                                               to Loan Agreement

                                  SCHEDULE 5.21

                                    CONTRACTS

See items set forth on Schedule A-3

See items set forth on Schedule 5.8

Operating Leases - $150,000 or More in Aggregate Commitments

      MIDWAY

1. Lease Agreement #4109815-001 dated October 15, 2000, by and between Atlantic Aviation Flight Support, Inc. and GE Capital relating to 2001 Rampmaster Fuel Truck

      FARMINGDALE

2. Lease Agreements (Garsite Unit #3617 and #3615) dated March 7, 2002, by and between Atlantic Aviation Flight Support, Inc. and Aviation Equipment Company relating to two 2002 International 4900 Fuel Trucks

Other Capital Leases

      JOHN WAYNE

1. FBO Fuel Service and Support Agreement between Air Petro Corporation and Newport Beach FBO 2, LLC dba Newport Jet Center, dated May 1, 2004.

2. Master Lease Agreement Refuelers between Air Petro Corporation and Newport Beach FBO 2, LLC dba Newport Jet Center, dated April 29, 2004.

Material Contracts - $150,000 or More in Aggregate Commitments

1. Agreement Between Atlantic Aviation PHL, INC. and International Association Of Machinists And Aerospace Workers, AFL-CIO, Maintenance and Service and Office and Clerical Employees, Effective June 16, 2001. This agreement expired June 15, 2004. The terms of this agreement have been extended until June 15, 2007, and amended.

2. Agreement Between Atlantic Aviation Corporation (Teterboro, New Jersey) and International Association Of Machinists And Aerospace Workers, AFL-CIO, Maintenance and Service and Office and Clerical Employees, Effective June 16, 2001. This agreement expired June 15, 2004. The terms of this agreement have been extended until June 15, 2007, and amended.

3. Aviation Fuel Tank Farm Operating Agreement dated September 1, 2003, between ChevronTexaco Global Aviation and Atlantic Aviation Corporation.

                                  Sched. 5.21-1

4. Airport Dealer Supply Contract dated July 24, 2002, between Chevron Texaco Global Aviation and Executive Air Support, Inc.

5. Matco System Access Agreement dated February 18, 2002, between Midway Airlines' Terminal Consortium and Atlantic Aviation, Inc.

6. Encompass Card Program Agreement dated December 10, 2002, between American Express Incentive Services, L.L.C. and Executive Air Support, Inc.

7. Agreement dated December 12, 2002, between Executive Air Support, Inc. and American Express Incentive Services, L.L.C. for "ebility."

8. FlightExplorer Sales Order dated May 1, 2003, between Atlantic Aviation and Flight Explorer.

9. Agreement with Addendum dated September 1, 2002, between Atlantic Aviation and WSI Pilotbrief Services.

10. Agreement Addendum dated February 19, 2002, between Executive Air Support, Inc. and Amstat Corporation.

11. Master Fixed Base Operator (FBO) Agency Agreement dated November 18, 2002, between Executive Air Support and The Hertz Corporation; renewed effective November 19, 2005.

12.   Employment/severance agreements with: Louis T. Pepper and John Santomauro.

13. Employment/severance agreements between Macquarie Aviation North America 2, Inc on the one hand and on the other individually with Oswin E. Moore, Clive R. P. Lowe, John Harden, Charles W. Kurtz, and George Bacigalupo.

14.   [Reserved]

15. On or about July 13, 2004, Atlantic Aviation Corporation entered into a Termination Agreement with the City of Philadelphia Department of Commerce, Division of Aviation relating to the cleanup of the Tinicum fuel farm at Philadelphia International Airport.

16.   [Reserved]

17. Data Center Hosting Agreement between SBC Internet Services, Inc. and Executive Air Support, Inc.

18. Data Center Hosting Agreement between SBC Internet Services, Inc. and Executive Air Support, Inc.

19. Airport Dealer Supply Contract dated July 24, 2002, between Chevron Texaco Global Aviation and Executive Air Support, Inc.

20. FBO Fuel Service and Support Agreement between Air Petro Corporation and Newport Beach FBO 2, LLC dba Newport Jet Center, dated May 1, 2004

21. Branded Airport Dealer Supply Contract between ChevronTexaco Products Company and Eagle Aviation Resources, Ltd., dated January 18, 2005

                                  Sched. 5.21-2

Material Contracts - Not in the Ordinary Course of Business

1. Stock Purchase Agreement by and among Macquarie Investment Holdings, Inc., Executive Air Support, Inc. and the Shareholders named therein, dated April 28, 2004, as assigned to Borrower, and the related transaction documents, including, but not limited to, the Side Letter Agreement, dated July 29, 2004, and the Escrow Agreement, dated July 29, 2004.

2. Amended and Restated Stock Purchase Agreement, dated June 7, 2004, between Macquarie Investment Holdings, Inc. and Macquarie Infrastructure Assets Inc.

3. Memorandum of Understanding, dated July 29, 2004, by and between the People of the State of New York, acting by and through the Department of Transportation, Macquarie Aviation North America 2, Inc. and Borrower.

4. Indemnification Agreement, dated July 29, 2004, by and between Macquarie Aviation North America 2, Inc. and Borrower.

5. Membership Interest Purchase Agreement, dated August 18, 2004, among Borrower and Merced Partners Limited Partnership, Michael Phegley and Craig Foster, as amended August 20, 2004, August 24, 2004 and December 29, 2004.

6. Income Tax Sharing Agreement, dated as of December 23, 2004 (amended as of December 31, 2005), by and among Macquarie Infrastructure Company, Inc. and direct and indirect subsidiaries party thereto.

Other Material Agreements (Macquarie Airports North America Inc.)

1. All those Agreements (as amended) that were assigned to GIF from American Port Services (and listed in the SPA), as amended by a Consent dated October 4, 2002 and a subsequent amendment dated August 8, 2003 together with a letter agreement dated April 1, 2004 and attachments, as amended from time to time.

2. Master Lease Agreement dated October 15, 2001 between Fortbrand Services, Inc. a New York corporation and America Port Services, Inc. a Delaware Corporation, as amended from time to time.

3. Agreement dated this 4th day of May, 2005 by and between Macquarie Aviation North America 2, Inc. d.b.a. FBO AvCenter PIT, a Delaware Corporation with its principal offices located at 300 Horizon Drive, Airside Business Park, Moon Township, PA 15108, hereinafter referred to as "Contractor", and Southwest Airlines Co., a Texas Corporation with its principal offices located at 2702 Love Field Drive, Dallas, TX 75235, hereinafter referred to as "Airline."

                                  Sched. 5.21-3

4. Contract between FBO Avcenter Pittsburgh and International Association of Machinists and Aerospace Workers District Lodge 83 Local Lodge 52 Effective Date: October 1, 2004

5. Agreement dated August 1, 2004, between Macquarie Aviation North America, Inc., d.b.a. FBO Avcenter and The Teamsters Automotive Chauffeurs, Parts, Garage, Office Clerical, Airline, Health Care, Petroleum Industry, Produce, Bakery and Industrial Workers, within Western Pennsylvania and Joint Council #40.

6. Master Equipment Lease Agreement between Aircraft Deicing Solutions and Macquarie Aviation North America 2, Inc. dba FBO Avcenter dated May 1, 2005

7. Equipment Rental Agreement between FBO AvCenter and Global Ground Support for deicier Truck RE12-1298-0003 dated October 1, 2004.

8. Aviation Dealer Product Sales Agreement as amended; Fueling Truck Rental; Aviation Mobile Equipment Lease and Associated Agreements Between ExxonMobil Corporation and Macquarie Aviation North America 2, Inc. dated September 1, 2003

9.    US Government Fueling contract: DESC sp0600-04D-0091 effective April 1,
      2004

10. License Agreement dated January 27, 2005 by and between The Delaware River and Bay Authority and FBO AvCenter extending contract DAP 04-03.

11. Letter agreement dated September 13, 2004 between FBO AvCenter Wilmington and Bluewater Aviation.

12. Equipment lease dated April 20, 2005 between GSE Services LLC as Lessor and Macquarie Aviation North America 2, Inc. as Lessee.

13. US Government Fueling Contract DESC into-plane contract 0600-04-R-0123; and DESC Into-Truck 0600-05-D-4031

14. Agreement dated June 1, 1996, by and between Johnson Controls World Services Inc. and Ground Handling Inc (in which GHI undertakes to provide certain ground handling services at Westchester Airport); as assigned by Agreement dated August 1, 1997, by and among Johnson Controls World services, Ground Handling, Inc., and American Port Services Inc; and as assigned by Consent and Agreement dated December 12, 2002, by and between County of Westchester, American Port Services Inc and Macquarie Aviation North America Inc.

15. Republic Airport Collective Bargaining Agreement by and between American Port Services, Inc and the International Union of Operating Engineers Locals 30, 30A, 30B, 30C, and 30D (Awaiting Union signature)

                                  Sched. 5.21-4

16. Atlantic City Collective Bargaining Agreement dated May 1, 2004, by and between Macquarie Aviation North America 2, Inc d/b/a AvPorts and the International Union of Operating Engineers Locals 68, 68A, and 68B.

17. Teterboro Collective Bargaining Agreement dated September 1, 2004, by and between Macquarie Aviation North America 2, Inc and the Transport Workers Union

18. Teterboro Collective Bargaining Agreement (expired) dated July 9, 2001 by and between American Port Services and the International Brotherhood of Teamsters (being renegotiated)

19. Westchester Airport Collective Bargaining Agreement dated July 19, 2005 by and between Macquarie Aviation North America 2, Inc, and Local I-62 of the International Association of Fire Fighters, Inc.

20. Albany International Airport Collective Bargaining Agreement dated January 1, 2006 by and between Macquarie Aviation North America 2, Inc. and United Transportation Union

Insurance Policies

See items set forth on Schedule 5.25.

                     TERM/RENEWAL INFORMATION FOR FBO LEASES

FBO Location                Terms of Lease and Renewal Options
------------                ----------------------------------
1. Midway                   9/23/03-5/1/20; may be extended for no more than five additional years upon mutual agreement

2. Teterboro TA-191         Pursuant to Supplement No. 2, the term of TA-191 is coterminous with TA-121
                            (No. 3 below)

3. Teterboro TA-121         2/14/79-12/2019; contract sets forth 20 years after completion of construction as set forth in Supplement No. 4 to Teterboro Airport Agreement TA-121

4. Bridgeport               9/1/95-9/30/05; two additional five-year renewal periods, provided tenant is not in default at time of renewal; exercise of option requires 90 days' written notice

5. Bridgeport               9/5/02-9/30/11; two additional five-year renewal periods, provided tenant is not in default at time of renewal; exercise of option requires 90 days' written notice

6. Hartford                 7/1/95-9/30/10; two additional five-year options; option must be exercised no less than six months prior to expiration of then existing lease

                                  Sched. 5.21-5

7.  Hartford                10/1/85-9/30/10; two additional five-year options upon written notice during the three-month period preceding the last six months of the 25th and 30th years

8.  Hartford                3/23/90-3/22/15; two additional five-year extensions to be agreed upon mutually acceptable terms; notice of exercise of option required no sooner than twelve months nor later than nine months prior to 3/22/15 and 3/22/20, respectively

9.  Philadelphia            12/8/98-12/8/18; two additional renewal periods of five years and three years
    NE Philadelphia         with notice one year prior to expiration of lease or lease renewal

10. Houston                 8/25/70-11/2/09; One additional renewal period of four years at Lessee's option

11. Houston                 Month-to-month; provided that in no event shall the term extend beyond 6/30/08

12. Farmingdale             5/1/87-7/31/15, option to extend for additional period of up to 10 years if
                            Lessee expends $5.6 million in capital investment in the facility over the ten-year period from 12/24/97-12/24/07

13. NOIA                    10/1/77-11/4/06; option to extend for one ten-year period with 90 days' written notice prior to 8/6/06

14. NOIA                    Term is occupancy date through 20 year period thereafter [contract is undated, but notary stamp on signature page indicates date of 3/23/01]; two five-year option periods based on investment in leasehold improvements of $200,000 for each five-year extension (subject to reduction), up to maximum occupancy of 30 years

15. Lakefront               2/1/95-1/31/00; three five-year options upon mutual agreement

16. [Reserved]

17. Palm Springs            12/15/81 - 12/14/31; per the contract, there are no options to renew this lease

18. John Wayne              11/1/94 - 10/31/14; per the contract, there are no options to renew this lease

19. Pittsburgh              29 years and 11 months from 6/2001

20. Pittsburgh              10 years from 6/2001, with four 5-year option periods

                                  Sched. 5.21-6

21.    Louisville           Four 5-year terms from 6/96 - 6/2016.  All options to extend through to 2016 have been exercised.

22.    [Reserved]

23-25. Gulfport             58 months remaining from 1/31/2005 under the FBO lease, and from 11/30/2004 under the fuel farm lease

26-30. Burlington           Through 7/1/2025 with two 5-year automatic renewal terms

31.    Wilmington           9/27/87 - 9/27/2007 (Initial term) subject to four 5-year extension periods

32.    Wilmington           11/1/2004 through 10/31/2009; subject to three 5-year extension periods

33.    McCarran             1/1/96 - 12/31/25

     TERM/RENEWAL INFORMATION FOR MANAGEMENT CONTRACTS AND HELIPORT CONTRACT

Location                             Terms of Lease and Renewal Options
--------                             ----------------------------------
1. East 34th Street Heliport         10 years from the end of the "Improvements Phase", defined as the earlier of the completion of specified improvements or 24 months from 9/1/2005, for a total of up to 12 years plus a 6 month extension, subject to further agreement between the parties.

Letters of Credit

Each item set forth on Schedule 6.2(a)

Promissory Notes

Each item set forth on Schedule 6.2(a)

                                  Sched. 5.21-7

                                                                   Schedule 5.25
                                                               to Loan Agreement

                                  SCHEDULE 5.25

                                    INSURANCE

See attached.

                                  Sched. 5.25-1

                                                                   Schedule 5.26
                                                               to Loan Agreement

                                  SCHEDULE 5.26

                      BANK ACCOUNTS AND SECURITIES ACCOUNTS

                                        FINANCIAL INSTITUTION(S)
                                            WHERE ACCOUNTS            ACCOUNT            DESCRIPTIONS OF
           CREDIT PARTY                       MAINTAINED              NUMBERS               ACCOUNTS
           ------------                       ----------              -------               --------
Macquarie Aviation North America 2      Bank of America               3936827626          Disbursement
Inc.

Macquarie Aviation North America 2      Bank of America               3936827668          Depository
Inc.

Macquarie Aviation North America 2      Bank of America               3936827655          Disbursement
Inc.

Macquarie Aviation North America 2      Bank of America               3936827642          Disbursement
Inc.

Macquarie Aviation North America 2      Bank of America               3936827639          Disbursement
Inc.

Macquarie Aviation North America 2      Bank of America               3936830435          Depository
Inc.

Macquarie Aviation North America Inc.   Bank of America               3936830448          Disbursement

ILG Avcenter, Inc.                      Bank of America               3936827671          Disbursement

ILG Avcenter, Inc.                      Bank of America               3936830451          Disbursement

BTV Avcenter, Inc.                      Bank of America               3936827684          Depository

BTV Avcenter, Inc.                      Bank of America               3936830464          Disbursement

Atlantic Aviation Corporation           J.P. Morgan Chase Bank        015-00042903        Houston (HOU) *

Atlantic Aviation Corporation           Fifth Third Bank              7512941639          Midway - (MDW) *

General Aviation L.L.C.                 Hibernia National Bank        812062875           Hangar (FMI) MSY *

Eagle Aviation Resources, Ltd.          Nevada State Bank             710004516           General Account *

Eagle Aviation Resources, Ltd.          Nevada State Bank             710004524           Payroll *

Eagle Aviation Resources, Ltd.          Nevada State Bank             085107217           Money Market Account *

Atlantic Aviation Corporation           PNC Bank                      56-0349-5287        Operating (and associated
                                                                                          lockbox) **

Atlantic Aviation Corporation           PNC Bank                      56-0081-4457        Disbursing (and associated
                                                                                          lockbox) **

Atlantic Aviation Corporation           PNC Bank                      56-0081-6524        Dental Claims (and
                                                                                          associated lockbox) **

Flightways of Long Island, Inc.         State Bank of Long Island     0517005305          Operating - L.I. *

Atlantic Aviation                       Wachovia Bank                 2000015139922       Awards

                                  Sched. 5.26-1

                                        FINANCIAL INSTITUTION(S)
                                            WHERE ACCOUNTS            ACCOUNT            DESCRIPTIONS OF
           CREDIT PARTY                       MAINTAINED              NUMBERS               ACCOUNTS
           ------------                       ----------              -------               --------
Atlantic Aviation (MSY)                 Wachovia Bank                 2000017797443       International(MSY)

Atlantic Aviation (New Orleans          Wachovia Bank                 2000017797456       Lakefront(NEW)
Lakefront)

Atlantic Aviation (Palm Springs)        Wachovia Bank                 2000022996271       Palm Springs (PSP)

Atlantic Aviation (Newport)             Wachovia Bank                 2000022996268       Orange County (SNA)

Atlantic Aviation (Lockbox)             Wachovia Bank                 2000015139935       Lockbox

Atlantic Aviation (Bridgeport)          Wachovia Bank                 2000011060228       Bridgeport (BDR)

Executive Air Support, Inc.             Wachovia Bank                 2000003397925       Concentration

Executive Air Support, Inc.             Wachovia Bank                 2000011042660       Operating ZBA-Payables

Executive Air Support, Inc.             Wachovia Bank                 2000011042673       Payroll ZBA

Executive Air Support, Inc./Atlantic    Wachovia Bank                 2000011043258       Petty Cash Checking
Aviation

Atlantic Aviation                       Wachovia Bank                 2000011060244       Cigna Med-Dental

Executive Air Support, Inc.             Wachovia Bank                 2000003268216       Operating-Misc Dep.

Atlantic Aviation (Farmingdale)         Wachovia Bank                 2000011042657       Long Island ACH

Atlantic Aviation (Hartford)            Wachovia Bank                 2000011060231       Hartford (HFD)

Atlantic Aviation (Houston)             Wachovia Bank                 2000011060189       Houston (HOU)

Atlantic Aviation (Midway)              Wachovia Bank                 2000011060176       Midway (MDW)

Atlantic Aviation (Philadelphia)        Wachovia Bank                 2000011060202       Philadelphia (PHL)

Atlantic Aviation (Philadelphia         Wachovia Bank                 2000011060215       NE Philadelphia (PNE)
Northeast)

Atlantic Aviation (Teterboro)           Wachovia Bank                 2000011060192       Teterboro (TEB)

Palm Springs FBO Two LLC                Wells Fargo Bank              4945014702          Palm Springs (PSP)

Palm Springs FBO Two LLC                Wells Fargo Bank              4000063107          Concentration

Newport FBO Two LLC                     Wells Fargo Bank              4945037083          Orange County (SNA)

                                  Sched. 5.26-2

                                                                   Schedule 5.27
                                                               to Loan Agreement

                                  SCHEDULE 5.27

                           AGREEMENTS WITH AFFILIATES

Income Tax Sharing Agreement, dated as of December 23, 2004 (amended as of December 31, 2005), by and among Macquarie Infrastructure Company, Inc. and direct and indirect subsidiaries party thereto.

                                  Sched. 5.27-1

                                                                   Schedule 5.29
                                                               to Loan Agreement

                                  SCHEDULE 5.29

                              ENVIRONMENTAL MATTERS

Reference is made to the matters described in the following reports:

ATLANTIC AVIATION

-          Phase I Environmental Site Assessment of the Atlantic
      Aviation facility located at Chicago Midway Airport (5200 and 5236 West 63rd Street, Chicago, Illinois) dated April 16, 2004, prepared by Environmental Strategies Consulting LLC.

- Phase I Environmental Site Assessment of the Atlantic Aviation facility at Teterboro Airport (233 Industrial Avenue, Teterboro, New Jersey) dated April 19, 2004, prepared by Environmental Strategies Consulting LLC.

-          Phase I Environmental Site Assessment of the Atlantic Aviation
       FBO located at Sikorsky Airport (One Main Street, Hartford, Connecticut) dated April 14, 2002, prepared by Environmental Strategies Consulting LLC.

- Phase I Environmental Site Assessment of the Atlantic Aviation facility located at Brainard Airport (399 Industrial Avenue, Hartford, Connecticut) dated April 19, 2004, prepared by Environmental Strategies Consulting LLC.

- Phase I Environmental Site Assessment of the Atlantic Aviation facility at Philadelphia International Airport (8375 Enterprise Avenue, Philadelphia, Pennsylvania) dated April 16, 2004, prepared by Environmental Strategies Consulting LLC.

- Phase I Environmental Site Assessment of the Atlantic Aviation facility located at Northeast Philadelphia Airport (9800 Ashton Avenue, Philadelphia, Pennsylvania) dated April 15, 2004, prepared by Environmental Strategies Consulting LLC.

- Phase I Environmental Site Assessment of the Atlantic Aviation facility located at Hobby Airport (7930 Airport Boulevard, Houston, Texas) dated April 15, 2004, prepared by Environmental Strategies Consulting LLC.

- Phase I Environmental Site Assessment of the Atlantic Aviation facility at Republic Airport (NYS Route 109, East Farmingdale, New York) dated April 19, 2004, prepared by Environmental Strategies Consulting LLC.

- Phase I Environmental Site Assessment of the Atlantic Aviation facility at New Orleans International Airport (4000 Bainbridge Drive, Kenner, Louisiana) dated April 13, 2004, prepared by Environmental Strategies Consulting LLC.

                                  Sched. 5.29-1

- Phase I Environmental Site Assessment of the Atlantic Aviation facility at New Orleans Lakefront Airport (8408 Igor Sikorsky Drive, New Orleans, Louisiana) dated April 13, 2004, prepared by Environmental Strategies Consulting LLC.

- Phase I Environmental Site Assessment dated March 2000, prepared by Madison Environmental Services for Atlantic Aviation Corporation, Inc. ("Atlantic Aviation") fixed base operation ("FBO") located at Chicago Midway Airport (5200 and 5236 West 63rd Street, Chicago, Cook County, Illinois)

- Phase I Environmental Site Assessment dated March 2000, prepared by Madison Environmental Services for Atlantic Aviation FBO located at William P. Hobby Airport (7930 Airport Boulevard, Houston, Harris County, Texas) lease by AAC.

- Phase I Environmental Site Assessment dated November 17, 1999, prepared by C. H. Guernsey & Company for Million Air ("Million Air") Mini-Terminal/Reservation Facility located at Republic Airport in East Farmingdale, New York (District 100, Section 071, Block 1, Lot 5, Suffolk County, New York).

- Phase I Environmental Site Assessment dated March 2000, prepared by Madison Environmental Services for Atlantic Aviation FBO located at Philadelphia International Airport (8375 Enterprise Avenue, Philadelphia, Philadelphia County, Pennsylvania).

- Phase I Environmental Site Assessment dated March 2000, prepared by Madison Environmental Services for Atlantic Aviation FBO located at Teterboro Airport (233 Industrial Avenue, Bergen County, Teterboro, New Jersey).

- Phase I Environmental Site Assessment dated March 2000, prepared by Madison Environmental Services for Atlantic Aviation FBO located at Northeast Philadelphia Airport (2700 Grant Avenue, Philadelphia, Philadelphia County, Pennsylvania).

- Phase I Environmental Site Assessment dated February 24, 2000, prepared by C. H. Guernsey & Company for Million Air FBO located at Brainard Airport, Hartford, Hartford County, Connecticut (City of Hartford Parcel Identification 232003001).

- Phase I Environmental Site Assessment dated February 24, 2000, prepared by C. H. Guernsey & Company for Million Air storage and maintenance facilities located at Sikorsky Memorial Airport, Stratford, Fairfield County, Connecticut.

- Phase I Environmental Site Assessment dated December 2003, prepared by ENSR Corporation for Atlantic Aviation Services FBO located at Lakefront Airport (8227 Lloyd Stearman Drive, New Orleans, New Orleans Parish, Louisiana).

- Phase I Environmental Site Assessment dated December 2003, prepared by ENSR Corporation for Atlantic Aviation Services FBO located at New Orleans International Airport (200 Crofton Road, Kenner, Jefferson Parish, Louisiana).

- Phase I Environmental Site Assessment dated April 2003, prepared by ENSR Corporation for Atlantic Aviation FBO located at Sikorsky Memorial Airport (Main Street, Stratford, Connecticut)

                                  Sched. 5.29-2

- Phase I Environmental Site Assessment dated April 2003, prepared by ENSR Corporation for Atlantic Aviation FBO located at Republic Airport (NYS Route 109, East Farmingdale, New York)

- Phase I Environmental Site Assessment dated April 2003, prepared by ENSR Corporation for FBO located at Brainard Airport (58 Lindbergh Drive, Hartford, Connecticut).

- Phase I Environmental Site Assessment dated April 2002, prepared by ENSR Corporation for Atlantic Aviation FBO located at 7930 Airport Boulevard, Houston, Texas.

- Phase I Environmental Site Assessment dated April 2003, prepared by ENSR Consulting and Engineering for Atlantic Aviation FBO located at 5200 and 5236 West 63rd Street, Chicago, Illinois.

- Phase I Environmental Site Assessment dated April 2003, prepared by ENSR Corporation for Atlantic Aviation FBO located at NE Philadelphia Airport, Philadelphia, Pennsylvania.

- Phase I Environmental Site Assessment dated April 2003, prepared by ENSR Corporation for Atlantic Aviation Corporation FBO located at Philadelphia International Airport (8375 Enterprise Avenue, Philadelphia, Pennsylvania 19153)

- Phase I Environmental Site Assessment dated April 2002, prepared by ENSR Corporation for Atlantic Aviation FBO located at Teterboro Airport (233 Industrial Avenue, Teterboro, New Jersey)

GENERAL AVIATION

- Environmental Strategies Consulting, 2004. Phase I Environmental Site Assessment Draft Report of Million Air FBO, Palm Springs International Airport, 145 South Gene Autry Trail, Palm Springs, CA. July 19, 2004.

- Earth Systems Southwest, 2002. Phase I Environmental Site Assessment Update, Million Air Facility, Palm Springs Airport, 145 South Gene Autry Trail, Palm Springs, CA. April 15, 2002.

- Earth Systems Southwest, 1999. Phase I Environmental Site Assessment Report, Million Air Fuel Storage Facility, Palm Springs Airport, Palm Springs, CA. September 15, 1999.

- Environmental Strategies Consulting, 2004. Phase I Environmental Site Assessment Draft Report of Newport Beach FBO, Newport Jet Center, John Wayne Airport, 19711 Campus Drive, Santa Ana, CA. July 19, 2004.

- SECOR International, 2002. Phase I Environmental Site Assessment Update Report, Newport Aviation Center, 19531, 19711, and 19851 Campus Drive, John Wayne Airport, Santa Ana, CA. April 19, 2002.

                                  Sched. 5.29-3

- SECOR International, 2000. Phase I Environmental Site Assessment Report, Newport Aviation Center, 19531, 19711, and 19851 Campus Drive, John Wayne Airport, Santa Ana, CA. November 7, 2000.

LAS VEGAS FBO

            Draft Phase I Environmental Site Assessment, Las Vegas FBO, Las Vegas Executive Air Terminal, McCarren Int'l Airport, 275 East Tropicana Avenue, Las Vegas Nevada (May 3, 2005).

AVPORTS

- Phase I Environmental Site Assessment of FBO 34th Street Metroport (499 West 34th & FDR Drive, New York, New York) dated July 3, 2002, prepared by Environmental Strategies Corporation

- Phase I Environmental Site Assessment of FBO Avcenter leasehold (4313 Hewes Avenue, Gulfport Mississippi) dated July 8, 2002, prepared by Environmental Strategies Corporation.

- Phase I Environmental Site Assessment of American Ports Services, Inc. FBO Avcenter Standiford Field (1131 Standiford Avenue, Louisville, Kentucky) dated July 9, 2002, prepared by Environmental Strategies Corporation.

- Phase I Environmental Site Assessment of FBO Aviation Center (300 Horizon Drive, Moon Township, Pennsylvania) dated July 10, 2002, prepared by Environmental Strategies Corporation.

- Phase I Environmental Site Assessment of FBO Avcenter Facility (1130 Airport Drive, South Burlington, Vermont) dated July 9, 2002, prepared by Environmental Strategies Corporation.

- Phase I Environmental Site Assessment of Amports (100 Atlantic City International Airport, Egg Harbor, New Jersey) dated July 3, 2002, prepared by Environmental Strategies Corporation.

- Phase I Environmental Site Assessment of Amports Tweed New Haven Regional Airport (155 Burr Street, New Haven, Connecticut) dated
      July 3, 2002, prepared by Environmental Strategies Corporation.

                                  Sched. 5.29-4

- Phase I Environmental Site Assessment of Amports Teterboro Airport (399 Industrial Avenue, Teterboro, New Jersey) dated July 8, 2002, prepared by Environmental Strategies Corporation.

- Phase I Environmental Site Assessment of Avcenter Leasehold (120 Old Churchman's Road, New Castle, Deleware) dated July 8, 2002, prepared by Environmental Strategies Corporation.

- Phase I Environmental Site Assessment of Amports Westchester County Airport (240 Airport Road, White Plains, New York) dated July 11, 2002, prepared by Environmental Strategies Corporation.

-          Phase 1 Environmental Site Assessment East 34th Street Heliport,
      December 2004.

- Limited Phase II Environmental Site Assessment Report for Aboveground Storage Tank Farm, Louisville International Airport, Kentucky.

                                  Sched. 5.29-5

                                                                 Schedule 6.2(a)
                                                               to Loan Agreement

                                 SCHEDULE 6.2(A)

                              EXISTING INDEBTEDNESS

Letters of Credit

1. $51,760.00 letter of credit number SM205312W issued by Wachovia Bank, National Association in favor of City of Chicago expiring September 19, 2006.

2. $50,000.00 letter of credit number 3052169 issued by Bank of America, expiring October 31, 2006 and supported by cash held on deposit at Bank of America, in favor of American Casualty Company of Reading, PA.

3. $273,036.00 letter of credit number 004479183 issued by Mizuho Corporate Bank, Ltd. in favor of County of Orange, expiring March 17, 2007.

4. $51,760.00 letter of credit number 004485241 issued by Mizuho Corporate Bank, Ltd. in favor of City of Chicago, expiring April 11, 2007.

5. $638,441.00 letter of credit number 004485266 issued by Mizuho Corporate Bank, Ltd. in favor of City of Philadelphia, expiring April 11, 2007.

6. $261,706.00 letter of credit number 004485257 issued by Mizuho Corporate Bank, Ltd. in favor of Allegheny County Airport Authority, expiring April 11, 2007.

7. $1,000,000.00 letter of credit number 004457701 issued by Mizuho Corporate Bank, Ltd. and confirmed by National City, in favor of The Regional Airport Authority of Louisville and Jefferson County, expiring March 31, 2007.

Promissory Notes

1. That certain Promissory Term Note dated June 26, 2001, in the original principal amount of $300,000 executed by General Aviation Corporation (predecessor of General Aviation LLC) payable to Texaco Aviation Corporation (now payable to Avfuel Corporation).

2. That certain Promissory Note dated August 5, 2002, in the original principal amount of $534,073.12 executed by Executive Air Support, Inc. payable to Chevron Texaco Global Aviation.

                                 Sched. 6.2(a)-1

                                                                 Schedule 6.2(b)
                                                               to Loan Agreement

                                 SCHEDULE 6.2(B)

                                 EXISTING LIENS

                                                                         SECURED
       ENTITY              JURISDICTION           FILINGS/DATE            PARTY             COLLATERAL
       ------              ------------           ------------            -----             ----------
  ATLANTIC AVIATION     Secretary of State           UCC-1               General             Equipment
FLIGHT SUPPORT, INC.         Illinois           Filing # 1964092         Electric
                                                Date: 3/23/2000          Capital
                                                                       Corporation

  ATLANTIC AVIATION     Secretary of State           UCC-1               Progress       Furniture/Equipmant
FLIGHT SUPPORT, INC.        New Jersey        Filing # 5723280 FS    Leasing Company
                                                Date: 8/20/2002

  ATLANTIC AVIATION     Secretary of State           UCC-1               City of         Personal Property
 PHILADELPHIA, INC.          Delaware          Filing # 2032403 2     Philadelphia,      and all Fixtures
                                                 Date: 2/6/2002       acting through      located at the
                                                                      its Department      Leased Premises
                                                                       of Commerce,
                                                                       Division of
                                                                         Aviation

    EXECUTIVE AIR       Secretary of State           UCC-1            ChevronTexaco          Equipment
    SUPPORT, INC.            Delaware          Filing #2320678 0          Global           (2 vehicles)
                                                Date: 12/23/1992       Aviation, a
                                                                       Division of
                                                                     Chevron U.S.A.,
                                                                           Inc.

    NORTH AMERICA       Secretary of State           UCC-1             Yamaha Motor    Golf cart equipment:
   CAPITAL HOLDING           Delaware          Filing #5325929 9     Corporation, USA      JUO-0103414;
       COMPANY                                  Date: 10/20/2005                           JUO-0103476;
                                                                                         JUO-0103416; and
                                                                                           JUO-0103477.

 FLIGHTWAYS OF LONG    Department of State           UCC-1               Aviation            Equipment
    ISLAND, INC.             New York           Filing # 132616       Equipment Co.,
                                                Date: 06/06/2002           L.P.

 FLIGHTWAYS OF LONG    Department of State           UCC-1               Aviation            Equipment
    ISLAND, INC.             New York           Filing # 132628       Equipment Co.,
                                                Date: 06/06/2002           L.P.

 FLIGHTWAYS OF LONG    Department of State           UCC-1               Aviation            Equipment
    ISLAND, INC.             New York           Filing # 132631       Equipment Co.,
                                                Date: 06/06/2002           L.P.

  ATLANTIC AVIATION     Secretary of State           UCC-1             Wells Fargo           Equipment
     CORPORATION             Illinois         Filing # 4304822 FS       Equipment
                                                Date: 12/13/2000      Finance, Inc.,
                                                                       as assignee

  ATLANTIC AVIATION     Secretary of State           UCC-1             Wells Fargo           Equipment
     CORPORATION             Illinois         Filing # 4375852 FS       Equipment
                                                Date: 04/26/2001      Finance, Inc.,
                                                                       as assignee

                                 Sched. 6.2(b)-1

                                                                         SECURED
       ENTITY              JURISDICTION           FILINGS/DATE            PARTY             COLLATERAL
       ------              ------------           ------------            -----             ----------
  ATLANTIC AVIATION     Secretary of State           UCC-1             Wells Fargo           Equipment
     CORPORATION             Illinois         Filing # 4382602 FS       Equipment
                                                Date: 05/10/2001      Finance, Inc.,
                                                                       as assignee

  ATLANTIC AVIATION     Secretary of State           UCC-1           Arc Distributors        Equipment
     CORPORATION             Illinois         Filing # 9985328 FS
                                                Date: 07/07/2005

  ATLANTIC AVIATION     Secretary of State           UCC-1            Siemens Credit      Communications
     CORPORATION             Delaware           Filing # 0002944       Corporation           equipment
                                                Date: 01/14/2000

  ATLANTIC AVIATION     Secretary of State           UCC-1           Canon Financial       Fax equipment
     CORPORATION             Delaware          Filing # 10017637      Services, Inc.
                                                Date: 12/29/2000

  ATLANTIC AVIATION     Secretary of State           UCC-1               Siemens          Communications
     CORPORATION             Delaware          Filing # 10155486        Financial            equipment
                                                Date: 02/23/2001      Services, Inc.

  ATLANTIC AVIATION     Secretary of State           UCC-1             Court Square      Office furniture
     CORPORATION             Delaware          Filing # 10273503      Leasing Corp.
                                                Date: 03/22/2001

  ATLANTIC AVIATION     Secretary of State           UCC-1               Aviation        Aircraft refueler
     CORPORATION             Delaware          Filing # 21663743      Equipment Co.,      and associated
                                                Date: 06/06/2002           L.P.              equipment

  ATLANTIC AVIATION     Secretary of State           UCC-1               Aviation        Aircraft refueler
     CORPORATION             Delaware          Filing # 21664691      Equipment Co.,      and associated
                                                Date: 06/06/2002           L.P.              equipment

  ATLANTIC AVIATION     Secretary of State           UCC-1               Siemens          Communications
     CORPORATION             Delaware          Filing # 33299800        Financial            equipment
                                                Date: 12/15/2003      Services, Inc.

  ATLANTIC AVIATION     Secretary of State           UCC-1               Siemens          Communications
     CORPORATION             Delaware          Filing # 40319717        Financial            equipment
                                                Date: 02/05/2004      Services, Inc.

  ATLANTIC AVIATION     Secretary of State           UCC-1              US Express       Camera and video
     CORPORATION             Delaware          Filing # 51759589      Leasing, Inc.          equipment
                                                Date: 06/08/2005

 MACQUARIE AVIATION     Secretary of State           UCC-1             Hancock Bank          Equipment
NORTH AMERICA 2 INC.       Mississippi        Filing #20050089105A
                                                Date: 05/09/2005

 MACQUARIE AVIATION     Secretary of State           UCC-1              Inter-Tel         Communications
NORTH AMERICA 2 INC.         Delaware          Filing # 30663685      Leasing, Inc.          equipment
                                                Date: 03/18/2003

 MACQUARIE AVIATION     Secretary of State           UCC-1              Fortbrand       Equipment (aircraft
NORTH AMERICA 2 INC.         Delaware          Filing # 51061804      Services, Inc.          deicer)
                                                Date: 03/29/2005

 MACQUARIE AVIATION     Secretary of State           UCC-1              Fortbrand        Equipment (floor
NORTH AMERICA 2 INC.         Delaware          Filing # 51157594      Services, Inc.         scrubber)
                                                Date: 04/08/2005

 MACQUARIE AVIATION     Secretary of State           UCC-1              Fortbrand        Equipment (ground
NORTH AMERICA 2 INC.         Delaware          Filing # 53247492      Services, Inc.       power units)
                                                Date: 10/20/2005

                                 Sched. 6.2(b)-2

                                                                         SECURED
       ENTITY              JURISDICTION           FILINGS/DATE            PARTY             COLLATERAL
       ------              ------------           ------------            -----             ----------
 MACQUARIE AVIATION     Secretary of State           UCC-1              Commercial      Equipment (aircraft
NORTH AMERICA 2 INC.         Delaware          Filing # 53615276         Leasing             refueler)
                                                Date: 11/22/2005       Corporation

 MACQUARIE AVIATION     Secretary of State           UCC-1              Commercial      Equipment (aircraft
NORTH AMERICA 2 INC.         Delaware          Filing # 53615334         Leasing             refueler)
                                                Date: 11/22/2005       Corporation

 MACQUARIE AVIATION     Secretary of State           UCC-1              Commercial      Equipment (aircraft
NORTH AMERICA 2 INC.         Delaware          Filing # 53615359         Leasing             refueler)
                                                Date: 11/22/2005       Corporation

 MACQUARIE AVIATION     Secretary of State           UCC-1              Commercial      Equipment (aircraft
NORTH AMERICA 2 INC.         Delaware          Filing # 53615425         Leasing             refueler)
                                                Date: 11/22/2005       Corporation

 MACQUARIE AVIATION     Secretary of State           UCC-1              Commercial      Equipment (aircraft
NORTH AMERICA 2 INC.         Delaware          Filing # 53615482         Leasing             refueler)
                                                Date: 11/22/2005       Corporation

 MACQUARIE AVIATION     Secretary of State           UCC-1              Commercial      Equipment (aircraft
NORTH AMERICA 2 INC.         Delaware          Filing # 53615730         Leasing             refueler)
                                                Date: 11/22/2005       Corporation

                                 Sched. 6.2(b)-3

                                                                 Schedule 6.2(e)
                                                               to Loan Agreement

                                 SCHEDULE 6.2(E)

                              EXISTING INVESTMENTS

1.    Any money market investments.